UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09347

Columbia Funds Master Investment Trust, LLC
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	March 31, 2007

Date of reporting period:	March 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Stock Funds

Annual Report – March 31, 2007

■  Columbia Asset Allocation Fund II

■  Columbia Marsico Growth Fund

■  Columbia Large Cap Core Fund

■  Columbia Marsico Focused Equities Fund

■  Columbia Small Cap Growth Fund II

NOT FDIC INSURED

May Lose Value

No Bank Guarantee

Table of contents

Economic Update	1

Columbia Asset Allocation Fund II	2

Columbia Marsico Growth Fund	7

Columbia Large Cap Core Fund	12

Columbia Marsico Focused Equities Fund	17

Columbia Small Cap Growth Fund II	22

Financial Statements	27

Investment Portfolios	28

Statements of Assets and Liabilities	41

Statements of Operations	43

Statements of Changes in Net Assets	46

Financial Highlights	52

Notes to Financial Statements	73

Report of Independent Registered Public Accounting Firm	85

Unaudited Information	86

Columbia Funds Master Investment Trust, LLC	87

Investment Portfolios	88

Financial Statements	101

Report of Independent Registered Public Accounting Firm	118

Fund Governance	119

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements	122

Summary of Management Fee Evaluation by Independent Fee Consultant	125

Columbia Funds	131

Important Information About This Report	133

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

March 31, 2007

Dear Shareholder:

Investing is a long-term process and we are pleased that you have chosen to include the Columbia family of funds in your overall financial plan.

Your financial advisor can help you establish an appropriate investment portfolio and periodically review that portfolio. A well balanced portfolio is one of the keys to successful long-term investing. Your portfolio should be diversified across different asset classes and market segments and your chosen asset allocation should be appropriate for your investment goals, risk tolerance and time horizons.

However, creating an investment strategy is not a one-step process. From time to time, you'll need to re-evaluate your strategy to determine whether your investment needs have changed. Most experts recommend giving your portfolio a "check-up" every year.

As you begin your portfolio check-up, consider whether you have experienced any major life events since the last time you assessed your portfolio. You may need to tweak your strategy if you have:

•  Gotten married or divorced

•  Added a child to your family

•  Made a significant change in employment

•  Entered or moved significantly closer to retirement

•  Experienced a serious illness or death in the family

•  Taken on or paid off substantial debt

It's important to remember that over time, performance in different market segments will fluctuate. These shifts can cause your portfolio balance to drift away from your chosen asset allocation. A periodic portfolio check-up can help make sure your portfolio stays on track. Remember that asset allocation does not ensure a profit or guarantee against loss.

You'll also want to analyze the individual investments in your portfolio. Of course, performance should be a key factor in your analysis, but it's not the only factor to consider. Make sure the investments in your portfolio line up with your overall objectives and risk tolerance. Be aware of changes in portfolio management and pay special attention to any funds that have made significant shifts in their investment strategy.

We hope this information will help you, in working with your financial advisor, to stay on track to reach your investment goals. Thank you for your business and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Economic Update – Stock Funds

US economic growth advanced at a modest pace during the 12-month period that began April 1, 2006 and ended March 31, 2007. A weak housing market weighed on the economy throughout the period, with few signs that relief was imminent. Energy prices trended downward, but rose again late in the period, and core inflation moved higher. Yet, many economic indicators remained positive. Job growth, for example, was relatively strong, as the labor markets added an average of 164,000 new jobs each month over the period and the unemployment rate declined to 4.4%. Personal income rose and consumer spending continued to expand, albeit at a slower pace as the period wore on. Against this backdrop, economic growth averaged around 2.2% for the 12-month period.

Between April and June 2006, the Federal Reserve Board (the Fed) raised a key short-term interest rate, the federal funds rate, twice—to 5.25%. But after its June meeting, the Fed turned cautious in the face of slower economic growth and held the federal funds rate steady. Investors reacted favorably to the prospect of stable or lower interest rates and fueled a rally that moved stock prices higher and gave a boost to the bond market as well.

Despite late set-back, stocks moved solidly higher

Stock prices rose at an above-average pace during the 12-month period covered by this report. The S&P 500 Index, a broad measure of common stock performance, rose 11.83%. Large-cap stocks staged a comeback against small- and mid-cap stocks, as measured by their respective Russell indices. Foreign stock markets were even stronger than the US market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States and Canada, returned 20.20%, despite a volatile stretch late in the period when the US and many foreign stock markets retreated in response to a sharp decline in the Chinese market and other market-specific factors.

Bonds bounced back

Although bond yields moved higher early in the period, most segments of the US bond market delivered respectable returns, as prices rose and yields declined in reaction to the Fed's mid-year decision to put further short-term rate increases on hold. The yield on the 10-year US Treasury note1, a bellwether for the bond market, ended the 12-month period at 4.63%—somewhat lower than where it started. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 6.59%. High-yield bonds led the US fixed-income markets, reflecting investor confidence about the overall resilience of the economy despite its slower pace of growth. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 11.45%.

110-year Treasury note used solely as a benchmark for long-term interest rates.

Past performance is no guarantee of future results.

Summary

For the 12-month period that ended March 31, 2007

■  The broad US stock market, as measured by the S&P 500 Index, returned 11.83%. Stock markets outside the United States were even stronger, as measured by the MSCI EAFE Index.

S&P Index	MSCI Index

■  Investment-grade bonds rebounded as yields declined, lifting the Lehman Brothers U.S. Aggregate Bond Index to a respectable return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the US fixed-income markets.

Lehman Index	Merrill Lynch Index

The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance Information – Columbia Asset Allocation Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.22
Class B	1.97
Class C	1.97
Class Z	0.97

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report.

Growth of a $10,000 investment 04/01/97 – 03/31/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Asset Allocation Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily, price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/97 – 03/31/07 ($)

Sales charge	without	with
Class A	19,442	18,326
Class B	18,206	18,206
Class C	18,047	18,047
Class Z	20,024	n/a

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		Z
Inception	01/18/94		07/15/98		11/11/96		05/21/99
Sales charge	without	with	without	with	without	with	without
1-year	10.06	3.71	9.27	4.27	9.28	8.28	10.35
5-year	5.49	4.24	4.67	4.34	4.68	4.68	5.70
10-Year	6.87	6.24	6.17	6.17	6.08	6.08	7.19

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the maximum contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursement of fund expenses by the investment advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class Z shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Class A shares at NAV, which reflect Rule 12b-1 fees of 0.25%. These Rule 12b-1 fees are not applicable to Class Z shares. The inception date for Class A shares is January 18, 1994.

Class B shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Class A shares at NAV, which reflect Rule 12b-1 fees of 0.25%. If Class B shares Rule 12b-1 fees had been reflected, total returns would have been lower.

Understanding Your Expenses – Columbia Asset Allocation Fund II

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,059.89	1,018.70	6.42	6.29	1.25
Class B	1,000.00	1,000.00	1,056.00	1,014.96	10.25	10.05	2.00
Class C	1,000.00	1,000.00	1,056.10	1,014.96	10.25	10.05	2.00
Class Z	1,000.00	1,000.00	1,061.28	1,019.95	5.14	5.04	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Asset Allocation Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/07 ($)

Class A	24.00
Class B	23.81
Class C	23.79
Class Z	23.95

Distributions declared per share

04/01/06 – 03/31/07 ($)

Class A	0.43
Class B	0.26
Class C	0.26
Class Z	0.49

For the 12-month period ended March 31, 2007, the fund's Class A shares returned 10.06% without sales charge. The Russell 1000 Index returned 11.84% and the Lehman Brothers U.S. Aggregate Bond Index returned 6.59%.1 The average return of the fund's peer group, the Morningstar Moderate Allocation Category, was 9.14%.2

Bias for stocks over bonds aided the fund's return

The fund's emphasis on stocks versus bonds was beneficial for fund performance during the period as the US and world stock markets continued to outperform bond markets. Within the equity portion of the portfolio, a high exposure to large cap stocks contributed to the fund's solid return. Materials, energy, consumer discretionary and utilities holdings all posted strong gains. By contrast, exposure to health care detracted from fund performance as traditional value sectors continued to outperform these growth-oriented sectors.

Moderate returns for bonds

In an environment of relatively steady interest rates and moderate inflation, most segments of the US bond market delivered moderate returns for the period, as did the fixed-income portion of the fund. Exposure to investment-grade corporate and mortgage-backed securities aided the fund's performance as these sectors did better than Treasury bonds. High-yield bonds led the fixed-income markets for the period. Within the mortgage-backed securities sector, the fund had more exposure than the index to bonds backed by 15-year mortgages which, while outperforming during the period, did not perform quite as well as bonds backed by 30-year mortgages.

Looking ahead

US economic growth has slowed over the past year, and we expect it to continue to exhibit mixed signals, which are typical of mid-cycle economic slowdowns. We expect solid profit growth and moderate inflation to be offset by concerns about weakness in the housing market. However, slower housing and manufacturing trends are also likely to be offset by gains in personal, business and government spending. Business prospects remain solid and economic growth, although slower, should continue at a moderate pace.

In this environment, we expect equities to have an edge over other asset classes. Valuations remain attractive, with stocks generally trading near or just below their historical valuation levels. Large caps may be at a slight valuation advantage to small

1The Russell 1000 Index measures the performance of the 1,000 largest US companies and represents approximately 90% of the US equity market. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily, price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The Morningstar information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Portfolio Managers' Report (continued) – Columbia Asset Allocation Fund II caps and growth appears to have a valuation edge over value, given the strong run up the small cap and value segments of the market have experienced over the past several years. We continue to expect international markets to hold their ground, supported by solid economic growth and relatively low interest rates around the world. We expect bonds to remain within a relatively tight trading range as rising global rates compete with attractive domestic yields.

Top 5 equity sectors

as of 03/31/07 (%)

Financials	14.0
Information technology	9.7
Health care	7.7
Consumer discretionary	7.5
Industrials	6.8

Top 10 equity holdings

as of 03/31/07 (%)

Exxon Mobil	2.4
Citigroup	1.7
Microsoft	1.7
JPMorgan Chase	1.2
Cisco Systems	1.1
Pfizer	1.0
AT&T	1.0
General Electric	1.0
American International Group	0.9
Goldman Sachs Group	0.9

Portfolio structure

as of 03/31/07 (%)

Common stocks	64.8
Mortgage-backed securities	14.0
Corporate fixed-income
bonds & notes	9.1
Government & agency
obligations	5.0
Collateralized mortgage
obligations	4.2
Commercial mortgage-backed
securities	2.8
Asset-backed securities	0.0	*
Short-term obligation	0.1
Other assets & liabilities, net	0.0	*

*Represents less than 0.1%.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Asset Allocation Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/07

+10.06%

Class A shares (without sales charge)

+11.84%

Russell 1000 Index

+6.59%

Lehman Brothers U.S. Aggregate Bond Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Summary

■  For the 12-month period ended March 31, 2007, the fund's Class A shares returned 10.06% without sales charge.

■  The fund's benchmarks, the Russell 1000 Index and the Lehman Brothers U.S. Aggregate Bond Index, returned 11.84% and 6.59%, respectively. The average return of the fund's peer group, the Morningstar Moderate Allocation Category, was 9.14%.

■  The fund's bias for bonds over stocks aided its return. A high exposure to large cap stocks contributed to the fund's solid performance.

Portfolio Management

Vikram Kuriyan has co-managed the equity portion of the fund since February 2005. He is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Leonard Aplet has co-managed the fixed-income and money market portions of the fund since February 2005. He is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Richard Cutts has co-managed the fixed-income and money market portions of the fund since February 2005. He is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Source for all statistical data—Columbia Management Advisors, LLC.

The outlook for this fund may differ from that presented for other Columbia Funds.

Stocks of mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Investing in high-yield securities (commonly known as "junk" bonds) offers the potential for high current income and attractive total return, but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

Performance Information – Columbia Marsico Growth Fund

Growth of a $10,000 investment 12/31/97 – 03/31/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 12/31/97 – 03/31/07 ($)

Sales charge	without	with
Class A	20,466	19,290
Class B	19,154	19,154
Class C	19,174	19,174
Class R	20,385	n/a
Class Z	20,831	n/a

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		R	Z
Inception	12/31/97		12/31/97		12/31/97		01/23/06	12/31/97
Sales charge	without	with	without	with	without	with	without	without
1-year	3.53	–2.41	2.83	–2.17	2.77	1.77	3.34	3.83
5-year	6.56	5.30	5.77	5.45	5.77	5.77	6.47	6.83
Life	8.05	7.36	7.28	7.28	7.29	7.29	8.01	8.26

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the maximum contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursement of fund expenses by the investment advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class R shares are sold at net asset value with Rule 12b-1 fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The returns for Class R shares include the returns of Class A shares prior to January 23, 2006, the date on which Class R shares were initially offered by the fund. If differences in expenses had been reflected, the returns would have been lower, since the newer class of shares is subject to higher Rule 12b-1 fees.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.24
Class B	1.99
Class C	1.99
Class R	1.49
Class Z	0.99

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and may differ from the  expense ratios disclosed elsewhere in this report.

Understanding Your Expenses – Columbia Marsico Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,083.02	1,018.70	6.49	6.29	1.25
Class B	1,000.00	1,000.00	1,079.28	1,014.96	10.37	10.05	2.00
Class C	1,000.00	1,000.00	1,079.18	1,014.96	10.37	10.05	2.00
Class R	1,000.00	1,000.00	1,082.22	1,017.45	7.79	7.54	1.50
Class Z	1,000.00	1,000.00	1,084.32	1,019.95	5.20	5.04	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Marsico Growth Fund

For the 12-month period that ended March 31, 2007, the fund's Class A shares returned 3.53% without sales charge, compared with a return of 11.83% for its benchmark, the S&P 500 Index.1 The fund's return was less than the 4.46% average return of its peer group, the Morningstar Large Growth Category.2 Stock selection primarily drove the fund's returns. Weak performance from the fund's health care, homebuilding and home improvement and information technology holdings detracted from returns. Successes in the consumer services industry, diversified financials and other strong individual performers were not enough to offset these disappointments.

Stock selection produced mixed results

Stock selection and an overweight in the health care sector were the largest performance detractors for the fund. Health care services provider, UnitedHealth Group, Inc., lost 5% during the reporting period. As one of the fund's largest holdings, the stock had a significant negative effect on performance. Amylin Pharmaceuticals, Inc., a biotech and life sciences company, also posted a negative return and was among the fund's weakest performing individual positions, with a negative return of 24% for the period.

The fund's homebuilding and home improvement retailing positions also disappointed, including KB Home, Home Depot, Inc., Lennar Corp. and Lowe's Companies, Inc. All struggled due to a softening housing market, subprime mortgage fears and concerns about retail spending. We sold KB Home, Home Depot and Lennar but held onto Lowe's.

We did well to have less exposure than the index to information technology companies, the weakest performing sector for the period. However, technology produced some of the fund's biggest individual disappointments for the period—QUALCOMM, Inc. and Texas Instruments, Inc., both of which were sold.

We also missed out on an opportunity for positive returns from the energy sector, an area of strong performance for the benchmark. For much of the year, the fund had less exposure than the index to energy. In addition, price declines in Peabody Energy Corp. and Halliburton Co. detracted from performance before we sold them.

Top contributors included consumer services and financial stocks

Stock selection in the consumer services industry was a leading positive contributor to performance. Hotel/casino operators MGM Mirage, Las Vegas Sands Corp. and Wynn Resorts Ltd. posted strong returns. In addition, stock selection in the diversified financials industry produced one of the fund's strongest individual contributors— Goldman Sachs Group, Inc.—which returned 33% for the period. Elsewhere in the portfolio, strong gains from Comcast Corp., Lockheed Martin Corp., General Dynamics Corp. and Toyota Motor Corp. also helped the fund's return.

1The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The Morningstar information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/07 ($)

Class A	20.22
Class B	18.92
Class C	18.94
Class R	20.14
Class Z	20.58

The fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

Portfolio Manager's Report (continued) – Columbia Marsico Growth Fund

Top 5 sectors

as of 03/31/07 (%)

Consumer discretionary	22.8
Industrials	16.9
Financials	16.2
Health care	12.9
Information technology	6.4

Top 10 holdings

as of 03/31/07 (%)

UnitedHealth Group, Inc.	6.7
Genentech, Inc.	4.0
Procter & Gamble Co.	3.6
Goldman Sachs Group, Inc.	3.5
Comcast Corp.	3.5
Burlington Northern Santa Fe Corp.	3.4
Lockheed Martin Corp.	2.9
Toyota Motor Corp.	2.8
General Dynamics Corp.	2.7
MGM Mirage	2.7

Holdings discussed in this report

as of 03/31/07 (%)

UnitedHealth Group, Inc.	6.7
Amylin Pharmaceuticals, Inc.	1.0
Lowe's Companies, Inc.	2.3
MGM Mirage	2.7
Las Vegas Sands Corp.	2.5
Wynn Resorts Ltd.	1.3
Goldman Sachs Group, Inc.	3.5
Comcast Corp.	3.5
Lockheed Martin Corp.	2.9
General Dynamics Corp.	2.7
Toyota Motor Corp.	2.8

The master portfolio is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

The fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

Looking ahead

At the end of the period, the fund emphasized consumer discretionary, industrials, financials and health care stocks. It had little exposure to utilities. Keep in mind that sector weights are the result of individual stock selection and do not necessarily reflect a view on an individual sector or industry.

Please refer to the notes to the financial statements of Columbia Marsico Growth Master Portfolio for information on a recent change in the legal form of organization to Columbia Funds Master Investment Trust, LLC.

Fund Profile – Columbia Marsico Growth Fund

Summary

■  For the 12-month that period ended March 31, 2007, the fund's Class A shares returned 3.53% without sales charge.

■  The fund underperformed its benchmark and peer group, primarily because of stock selection, especially in health care, homebuilding and home improvement and information technology stocks.

■  Stock selection in consumer services and diversified financials aided performance as did a decision to underweight information technology, the weakest performing sector during the period.

Portfolio Management

Thomas F. Marsico has managed the master portfolio since December 1997 and is Chief Executive Officer of Marsico Capital Management, LLC, investment sub-advisor to the master portfolio.

Marsico Capital Management, LLC (Marsico) is an SEC-registered advisor and an indirect, wholly-owned subsidiary of Bank of America Corporation. Marsico is under common control with Columbia Management, but is not part of Columbia Management.

The fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

Source for all statistical data—Marsico Capital Management, LLC.

The outlook for this fund may differ from that presented for other Columbia Funds.

The master portfolio normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively concentrated portfolio, the master portfolio may be subject to greater risk than a master portfolio that is more fully diversified.

The master portfolio can invest up to 25% of its assets in foreign securities. International investing involves special risks, including currency risks, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/07

+3.53%

Class A shares (without sales charge)

+11.83%

S&P 500 Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Performance Information – Columbia Large Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.03
Class B	1.78
Class C	1.78
Class Z	0.78

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report.

Growth of a $10,000 investment 10/02/98 – 03/31/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 10/02/98 – 03/31/07 ($)

Sales charge	without	with
Class A	15,552	14,658
Class B	14,666	14,666
Class C	14,671	14,671
Class Z	15,795	n/a

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		Z
Inception	08/02/99		08/02/99		08/02/99		10/02/98
Sales charge	without	with	without	with	without	with	without
1-year	12.00	5.59	11.12	6.12	11.21	10.21	12.28
5-year	4.43	3.20	3.62	3.27	3.61	3.61	4.67
Life	5.34	4.61	4.61	4.61	4.62	4.62	5.53

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the maximum contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursement of fund expenses by the investment advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class A, Class B and Class C shares commenced operations on August 2, 1999 and have no performance prior to that date. Performance prior to August 2, 1999 is that of Class Z shares, which do not have any Rule 12b-1 fees or shareholder servicing fees. If Class A, Class B and Class C shares' Rule 12b-1 fees or shareholder servicing fees had been reflected, total returns would have been lower.

Understanding Your Expenses – Columbia Large Cap Core Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,079.28	1,019.60	5.55	5.39	1.07
Class B	1,000.00	1,000.00	1,074.69	1,015.86	9.41	9.15	1.82
Class C	1,000.00	1,000.00	1,075.49	1,015.86	9.42	9.15	1.82
Class Z	1,000.00	1,000.00	1,081.08	1,020.84	4.25	4.13	0.82

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Large Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/07 ($)

Class A	14.86
Class B	14.39
Class C	14.39
Class Z	14.88

Distributions declared per share

04/01/06 – 03/31/07 ($)

Class A	0.09
Class B	—
Class C	—
Class Z	0.15

The fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

For the 12-month period that ended March 31, 2007, the fund's Class A shares returned 12.00% without sales charge. The fund outpaced its benchmark, the S&P 500 Index, which returned 11.83%.1 The fund's return also surpassed the 10.25% average return of its peer group, the Morningstar Large Blend Category.2 The fund's strong performance was primarily due to stock selection, especially in the consumer discretionary, energy, information technology and consumer staples sectors. Continued emphasis on high quality companies with strong management teams, solid balance sheets, sustainable and growing cash flows and resilient business models proved beneficial as investors rewarded such companies during the period.

Holdings in consumer discretionary drove returns

Stock selection was the primary driver behind the fund's return. Holdings in the consumer discretionary sector turned in the best overall performance, with traditional media companies among the biggest winners. News Corp. boosted profits behind a string of hit moves, the continued dominance of American Idol and a newly developed Internet strategy centered around recently acquired MySpace. An asset swap with DirecTV, resulting in a large stock buyback, was an additional factor in the company's success. CBS Corp. exceeded investors' expectations with strategic divestitures and increased free cash flow from advertising revenues.

The fund's emphasis on department stores in the retail sector also helped returns. The realized cost savings from the merger of May Co. into Federated Department Stores, Inc. resulted in a substantial share buyback program. By shuttering some of its combined stores, the merger also helped spur performance of other department stores by reducing capacity in a slow growing segment. Among beneficiaries of this trend were Kohl's Corp., JC Penney Co., Inc. (sold from the portfolio) and TJX Companies (sold from the portfolio).

Energy and information technology holdings aided performance

Energy and information technology holdings also contributed significantly to returns. In the energy sector, Anadarko purchased fund holding Kerr-McGee at a 40% premium, resulting in a big win for the fund. MEMC Electronics Materials, Inc., a manufacturer of materials used in the creation of semiconductor chips and solar energy panels, realized strong pricing power due to industry supply constraints and increased demand for polysilicon. A timely investment in Microsoft Corp. was also a positive, as the company rebounded from a slide caused by its increased spending to fend off Google.

1The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The Morningstar information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Portfolio Managers' Report (continued) – Columbia Large Cap Core Fund

Individual financial, biotech holdings detracted from returns

Credit quality concerns in the subprime lending sector hurt the stock price of auto lender AmeriCredit, a financials holding. While recent problems in the subprime mortgage market are unrelated, investors indiscriminately punished stocks in both areas. As a result of this development and our ongoing vigilance regarding the credit quality of fund holdings, we subsequently sold the stock.

We also exited a position in PDL BioPharma, a biotech concern that saw its stock drop on concerns about new product prospects as well as information that shed a dim light on expected royalty streams from its patents.

Disciplined, opportunistic approach

As the US economy enters the late innings of an economic expansion, we believe that the markets have reached a tipping point. Despite a benign inflationary picture, low unemployment and a growing global economy, rising concerns about the subprime housing segment and political risks in the Middle East may cause market volatility to increase. With many quality companies available at attractive valuations, we continue to practice a disciplined, fundamentals-based approach to stock selection. We also believe that a volatile stock market can produce opportunities and we are prepared to take advantage of these as they arise.

Please refer to the notes to the financial statements of Columbia Large Cap Core Master Portfolio for information on a recent change in the legal form of organization to Columbia Funds Master Investment Trust, LLC.

Top 5 Sectors

as of 03/31/07 (%)

Financials	21.4
Information technology	14.8
Health care	11.6
Consumer discretionary	11.1
Industrials	10.5

Top 10 holdings

as of 03/31/07 (%)

Citigroup, Inc.	3.1
JPMorgan Chase & Co.	2.7
Exxon Mobil Corp.	2.6
Procter & Gamble Co.	2.2
Chevron Corp.	2.0
Cisco Systems, Inc.	2.0
Hewlett-Packard Co.	1.9
Johnson & Johnson	1.8
Microsoft Corp.	1.6
International Business Machines Corp.	1.6

Holdings discussed in this report

as of 03/31/07 (%)

News Corp.	1.0
CBS Corp.	0.6
Federated Department
Stores, Inc.	1.2
Kohl's Corp.	1.0
MEMC Electronic Materials, Inc.	0.6
Microsoft Corp.	1.6

The master portfolio is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

The fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

Fund Profile – Columbia Large Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/07

+12.00%

Class A shares (without sales charge)

+11.83%

S&P 500 Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Summary

■  For the 12-month period that ended March 31, 2007, the fund's Class A shares returned 12.00% without sales charge.

■  The fund outperformed both its benchmark and the average return of its peer group.

■  Stock selection was the primary driver behind the fund's outperformance, led by strong performance from holdings in the consumer discretionary, energy and information technology sectors.

Portfolio Management

Brian Condon has co-managed the master portfolio since July 2004. He is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Craig Leopold has co-managed the master portfolio since July 2004. He is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

George Maris has co-managed the master portfolio since December 2004. He is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Robert McConnaughey has co-managed the master portfolio since July 2004. He is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Colin Moore has co-managed the master portfolio since July 2004. He is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Peter Santoro has co-managed the master portfolio since July 2004. He is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

The fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

Source for all statistical data—Columbia Management Advisors, LLC.

The outlook for this fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including currency risks, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Performance Information – Columbia Marsico Focused Equities Fund

Growth of a $10,000 investment 12/31/97 – 03/31/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Focused Equities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 12/31/97 – 03/31/07 ($)

Sales charge	without	with
Class A	22,214	20,937
Class B	20,802	20,802
Class C	20,872	20,872
Class Z	22,632	n/a

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		Z
Inception	12/31/97		12/31/97		12/31/97		12/31/97
Sales charge	without	with	without	with	without	with	without
1-year	3.36	–2.59	2.56	–2.44	2.60	1.60	3.59
5-year	6.70	5.45	5.90	5.58	5.91	5.91	6.96
Life	9.02	8.32	8.24	8.24	8.28	8.28	9.24

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the maximum contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursement of fund expenses by the investment advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.27
Class B	2.02
Class C	2.02
Class Z	1.02

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report.

Understanding Your Expenses – Columbia Marsico Focused Equities Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,082.92	1,018.60	6.60	6.39	1.27
Class B	1,000.00	1,000.00	1,078.68	1,014.86	10.47	10.15	2.02
Class C	1,000.00	1,000.00	1,079.58	1,014.86	10.47	10.15	2.02
Class Z	1,000.00	1,000.00	1,084.42	1,019.85	5.30	5.14	1.02

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Marsico Focused Equities Fund

For the 12-month period that ended March 31, 2007, the fund's Class A shares returned 3.36% without sales charge, compared with a return of 11.83% for its benchmark, the S&P 500 Index.1 The fund's return was less than the 4.46% average return of its peer group, the Morningstar Large Growth Category.2 Weak performance from the fund's health care, industrials and information technology holdings detracted from returns. Successes in the consumer services industry, diversified financials and other strong individual performers were not enough to offset these disappointments.

Stock selection produced mixed results

Stock selection and an overweight in the health care sector were the largest performance detractors for the fund. Health care services provider, UnitedHealth Group, Inc., lost 5% during the reporting period. As one of the fund's largest holdings, the stock had a significant negative effect on performance. In addition, medical device company, Zimmer Holdings Inc., and biotech companies, Genentech, Inc. and Genzyme Corp., posted negative returns. We sold Zimmer and Genzyme but held on to Genentech.

Investments in the industrials sector also hurt performance. Construction and farm machinery companies, Caterpillar, Inc. and Deere & Co., posted negative returns and were sold. The fund had more exposure than the index to the weak-performing transportation industry, which also detracted from its return.

We did well to have less exposure than the index to information technology companies, the weakest performing sector for the period. However, technology produced some of the fund's biggest individual disappointments—QUALCOMM, Inc., Texas Instruments, Inc. and Motorola, Inc.—and all were sold during the period.

We also missed an opportunity for positive returns from the energy sector, an area of strong performance for the benchmark. For much of the year, the fund had less exposure than the index to energy. In addition, a price decline in Halliburton Co. detracted from performance and the stock was sold.

Top contributors included consumer services and financial stocks

Stock selection in the consumer services industry was a leading positive contributor to performance. Hotel/casino operators MGM Mirage, Las Vegas Sands Corp. and Wynn Resorts Ltd. posted strong returns. In addition, stock selection in the diversified financials industry produced some of the fund's strongest individual contributors—Goldman Sachs Group, Inc. and Industrial & Commercial Bank of China Ltd. Elsewhere

1The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The Morningstar information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/07 ($)

Class A	21.81
Class B	20.42
Class C	20.49
Class Z	22.22

The fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

Portfolio Manager's Report (continued) – Columbia Marsico Focused Equities Fund

Top 5 sectors

as of 03/31/07 (%)

Consumer discretionary	26.5
Financials	20.5
Industrials	16.1
Health care	13.1
Consumer staples	6.5

Top 10 holdings

as of 03/31/07 (%)

UnitedHealth Group, Inc.	8.1
Genentech, Inc.	5.0
Toyota Motor Corp.	4.7
Goldman Sachs Group, Inc.	4.4
Comcast Corp.	4.1
Procter & Gamble Co.	3.9
Cisco Systems, Inc.	3.9
FedEx Corp.	3.6
Industrial & Commercial
Bank of China Ltd.	3.6
Monsanto Co.	3.4

Holdings discussed in this report

as of 03/31/07 (%)

UnitedHealth Group, Inc.	8.1
Genentech, Inc.	5.0
MGM Mirage	3.3
Las Vegas Sands Corp.	3.1
Wynn Resorts Ltd.	3.0
Goldman Sachs Group, Inc.	4.4
Industrial & Commercial
Bank of China Ltd.	3.6
Comcast Corp.	4.1
Toyota Motor Corp.	4.7

The master portfolio is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

The fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

in the portfolio, strong gains from Comcast Corp. and Toyota Motor Corp. also helped the fund's return.

Looking ahead

At the end of the period, the fund emphasized consumer discretionary, financials, industrials and health care stocks. It had little or no exposure to utilities or telecommunications. Keep in mind that sector weights are the result of individual stock selection and do not necessarily reflect a view on an individual sector or industry.

Please refer to the notes to the financial statements of Columbia Marsico Focused Equities Master Portfolio for information on a recent change in the legal form of organization to Columbia Funds Master Investment Trust, LLC.

Fund Profile – Columbia Marsico Focused Equities Fund

Summary

■  For the 12-month period that ended March 31, 2007, the fund's Class A shares returned 3.36% without sales charge.

■  Stock selection in the health care sector and an overweight relative to the index in health care stocks detracted from the fund's performance, as did selected investments in the industrials and information technology sectors.

■  Stock selection in consumer services and diversified financials aided performance.

Portfolio Management

Thomas F. Marsico has managed the master portfolio since December 1997 and is Chief Executive Officer of Marsico Capital Management, LLC, investment sub-advisor to the master portfolio.

Marsico Capital Management, LLC (Marsico) is an SEC-registered advisor and an indirect, wholly-owned subsidiary of Bank of America Corporation. Marsico is under common control with Columbia Management, but is not part of Columbia Management.

The fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

Source for all statistical data—Marsico Capital Management, LLC.

The outlook for this fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

The master portfolio normally invests in a core portfolio of 20-30 common stocks. By maintaining a relatively concentrated portfolio, the master portfolio may be subject to a greater risk than a fund that is more fully diversified. The master portfolio may invest up to 25% of its assets in foreign securities.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Some of the countries the master portfolio invests in are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/07

+3.36%

Class A shares (without sales charge)

+11.83%

S&P 500 Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Performance Information – Columbia Small Cap Growth Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.26
Class B	2.01
Class C	2.01
Class Z	1.01

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report.

Growth of a $10,000 investment 04/01/97 – 03/31/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Growth Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Growth Index measures the performance of those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/97 – 03/31/07 ($)

Sales charge	without	with
Class A	22,917	21,591
Class B	21,317	21,317
Class C*	15,699	15,699
Class Z	23,511	n/a

*  09/22/97 (inception) – 03/31/07

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		Z
Inception	12/12/95		12/12/95		09/22/97		12/12/95
Sales charge	without	with	without	with	without	with	without
1-year	–0.03	–5.78	–0.69	–4.54	–0.74	–1.51	0.33
5-year	5.84	4.58	5.05	4.76	5.04	5.04	6.12
10-Year/Life	8.65	8.00	7.86	7.86	4.85	4.85	8.92

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the maximum contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursement of fund expenses by the investment advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class C shares commenced operations on September 22, 1997 and have no performance prior to that date.

Understanding Your Expenses – Columbia Small Cap Growth Fund II

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,112.39	1,018.80	6.48	6.19	1.23
Class B	1,000.00	1,000.00	1,108.80	1,015.06	10.41	9.95	1.98
Class C	1,000.00	1,000.00	1,108.30	1,015.06	10.41	9.95	1.98
Class Z	1,000.00	1,000.00	1,113.99	1,020.04	5.17	4.94	0.98

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Small Cap Growth Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/07 ($)

Class A	13.79
Class B	12.49
Class C	12.74
Class Z	14.30

Distributions declared per share

04/01/06 – 03/31/07 ($)

Class A	3.41
Class B	3.29
Class C	3.29
Class Z	3.45

The fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

For the 12-month period ended March 31, 2007, the fund's Class A shares returned negative 0.03% without sales charge, compared with a return of 1.56% for its benchmark, the Russell 2000 Growth Index.1 The average return of the fund's peer group, the Morningstar Small-Growth Category, was 1.14%.2

Consumer and industrial holdings were leading contributors

Tempur-Pedic International, Inc., makers of premium foam bedding and related products, delivered solid performance thanks to increased market share, new product introductions and expanded manufacturing capacity. Sotheby's, which auctions fine art, jewelry and collectibles, experienced strong results from its auctions. Sotheby's, based in New York, is in the process of expanding internationally at a time of growing global demand for its specialized services. Increased orders for wire and cable products from customers in the energy and telecommunications industries boosted shares of General Cable Corp., which has also been moving into new markets. Panama-based Copa Holding SA benefited from expanding air traffic in the Southern and Central American regions that it serves. Merger and acquisition activity has drawn investors back to the long-neglected airline industry.

Underweights held back results

Our decision to underweight commercial banks and real estate investment trusts (REITs) in the financial sector penalized comparative returns as both groups were outstanding performers last summer. A similar decision to limit exposure to materials companies also hampered the fund's return relative to its benchmark as global demand for commodities led to sharply rising prices for precious metals and steel over the period. Results also disappointed in the health care sector, as gains among biotechnology and medical service companies were more than offset by declines among medical suppliers, pharmaceuticals manufacturers and equipment makers. We sold NeuroMetrix, whose devices are used to diagnose spinal and nerve disease. Uncertainty over third-party reimbursement to hospitals for a key NeuroMetrix product has pressured shares. Shares of medical equipment maker American Medical Systems declined amid questions surrounding an acquisition and were sold from the portfolio.

Favorable factors persist for small company stocks

Small-cap stocks have been market leaders for seven years. But in spite of this long, successful run, we see a number of factors that support potential for further growth. The Federal Reserve Board may have concluded its campaign of hikes in short-term

1The Russell 2000 Growth Index measures the performance of those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth rates. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The Morningstar information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies

Portfolio Managers' Report (continued) – Columbia Small Cap Growth Fund II interest rates and there is a growing supply of money available for investment. Small company stocks have historically done well under these circumstances. In addition, large, private investment funds have begun to be active in the small-cap universe, another source of demand that could support prices in the year ahead. In addition, small-capitalization companies generally have solid finances at this point in the economic cycle, with ample cash on hand. Looking ahead, we plan to monitor valuations and earnings trends as we focus on finding attractive small-cap growth stocks that we believe can meet our expectations in any environment.

Please refer to the notes to the financial statements of Columbia Small Cap Growth Master Portfolio for information on a recent change in the legal form of organization to Columbia Funds Master Investment Trust, LLC.

Top 5 sectors

as of 03/31/07 (%)

Information technology	23.5
Health care	18.8
Industrials	16.5
Consumer discretionary	16.3
Financials	9.6

Top 10 holdings

as of 03/31/07 (%)

Strayer Education, Inc.	1.8
Psychiatric Solutions, Inc.	1.6
Hologic, Inc.	1.6
General Cable Corp.	1.6
Copa Holdings SA	1.6
Tessera Technologies, Inc.	1.5
FEI Co.	1.4
GFI Group, Inc.	1.4
FLIR Systems, Inc.	1.3
Pediatrix Medical Group, Inc.	1.3

Holdings discussed in this report

as of 03/31/07 (%)

Tempur Pedic International, Inc.	0.9
Sotheby's	1.3
General Cable Corp.	1.6
Copa Holdings SA	1.6

The master portfolio is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

The fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

Fund Profile – Columbia Small Cap Growth Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/07

–0.03%

Class A shares (without sales charge)

+1.56%

Russell 2000 Growth Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Summary

■  For the 12-month period ended March 31, 2007, the fund's Class A shares returned negative 0.03% without sales charge.

■  In a period that was generally difficult for small cap growth stocks, the fund underperformed its benchmark and the average return of its peer group.

■  The fund lost ground relative to its benchmark because it had less exposure than the benchmark to standout performers, such as commercial banks and REITs, in the financial sector and also to material stocks, which were strong. Consumer and industrial companies made a positive contribution to the fund's returns.

Portfolio Management

Daniel Cole has co-managed the master portfolio since September 2001. He is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Daniele Donahoe has co-managed the master portfolio since December 2005. She is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Jon Michael Morgan has co-managed the master portfolio since December 2005. He is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Clifford Siverd has co-managed the master portfolio since December 2005. He is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Christian Pineno has co-managed the master portfolio since January 1997. He is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

The fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

Source for all statistical data—Columbia Management Advisors, LLC.

The outlook for this fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Financial Statements – Stock Funds
March 31, 2007

A guide to understanding your fund's financial statements

Investment Portfolio	The investment portfolio details all of the fund's holdings and their values as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. This statement also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. This statement also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses performance for each class of shares and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Investment Portfolio – Columbia Asset Allocation Fund II, March 31, 2007

Common Stocks – 64.8%

	Shares	Value ($)
Consumer Discretionary – 7.5%
Automobiles – 0.3%
General Motors Corp.	3,400	104,176
Harley-Davidson, Inc.	5,800	340,750
Automobiles Total		444,926
Diversified Consumer Services – 0.0%
ITT Educational Services, Inc. (a)	700	57,043
Diversified Consumer Services Total		57,043
Hotels, Restaurants & Leisure – 2.2%
Brinker International, Inc.	38,100	1,245,870
Burger King Holdings, Inc.	9,900	213,840
Darden Restaurants, Inc.	9,600	395,424
McDonald's Corp.	25,300	1,139,765
Starbucks Corp. (a)	700	21,952
Wyndham Worldwide Corp. (a)	3,500	119,525
Yum! Brands, Inc.	5,100	294,576
Hotels, Restaurants & Leisure Total		3,430,952
Household Durables – 0.5%
Centex Corp.	3,700	154,586
NVR, Inc. (a)	1,000	665,000
Household Durables Total		819,586
Internet & Catalog Retail – 0.1%
Liberty Media Holding Corp., Interactive Series A (a)	300	7,146
NutriSystem, Inc. (a)	1,400	73,374
Internet & Catalog Retail Total		80,520
Media – 1.9%
CBS Corp., Class B	12,900	394,611
Clear Channel Communications, Inc.	1,500	52,560
DIRECTV Group, Inc. (a)	22,700	523,689
Idearc, Inc.	1,700	59,670
McGraw-Hill Companies, Inc.	8,200	515,616
Omnicom Group, Inc.	8,700	890,706
Time Warner, Inc.	24,900	491,028
Viacom, Inc., Class B (a)	1,200	49,332
Walt Disney Co.	1,000	34,430
Media Total		3,011,642
Multiline Retail – 1.3%
Dollar Tree Stores, Inc. (a)	100	3,824
Federated Department Stores, Inc.	15,200	684,760
J.C. Penney Co., Inc.	4,500	369,720
Kohl's Corp. (a)	7,100	543,931
Nordstrom, Inc.	7,500	397,050
Multiline Retail Total		1,999,285

	Shares	Value ($)
Specialty Retail – 1.2%
American Eagle Outfitters, Inc.	9,300	278,907
Home Depot, Inc.	18,900	694,386
Lowe's Companies, Inc.	6,800	214,132
Office Depot, Inc. (a)	1,200	42,168
Ross Stores, Inc.	2,300	79,120
Sherwin-Williams Co.	800	52,832
Staples, Inc.	16,100	416,024
TJX Companies, Inc.	4,400	118,624
Specialty Retail Total		1,896,193
Consumer Discretionary Total		11,740,147
Consumer Staples – 5.9%
Beverages – 1.1%
Coca-Cola Co.	19,500	936,000
PepsiCo, Inc.	13,800	877,128
Beverages Total		1,813,128
Food & Staples Retailing – 1.0%
Costco Wholesale Corp.	100	5,384
CVS Corp.	11,690	399,097
Kroger Co.	9,800	276,850
Safeway, Inc.	1,400	51,296
Sysco Corp.	3,300	111,639
Wal-Mart Stores, Inc.	17,100	802,845
Food & Staples Retailing Total		1,647,111
Food Products – 1.3%
Archer-Daniels-Midland Co.	6,900	253,230
ConAgra Foods, Inc.	5,500	137,005
Dean Foods Co.	6,700	313,158
H.J. Heinz Co.	1,700	80,104
Kraft Foods, Inc., Class A	12,200	386,252
Sara Lee Corp.	48,600	822,312
Food Products Total		1,992,061
Household Products – 0.9%
Clorox Co.	2,800	178,332
Colgate-Palmolive Co.	5,800	387,382
Kimberly-Clark Corp.	6,700	458,883
Procter & Gamble Co.	6,200	391,592
Household Products Total		1,416,189
Personal Products – 0.1%
Bare Escentuals, Inc. (a)	3,100	111,197
Personal Products Total		111,197
Tobacco – 1.5%
Altria Group, Inc.	11,700	1,027,377
Loews Corp. - Carolina Group	100	7,561
Reynolds American, Inc.	21,000	1,310,610
Tobacco Total		2,345,548
Consumer Staples Total		9,325,234

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund II, March 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Energy – 6.0%
Energy Equipment & Services – 0.6%
Patterson-UTI Energy, Inc.	43,700	980,628
Energy Equipment & Services Total		980,628
Oil, Gas & Consumable Fuels – 5.4%
Anadarko Petroleum Corp.	1,500	64,470
Chevron Corp.	10,900	806,164
ConocoPhillips	8,800	601,480
Exxon Mobil Corp.	49,700	3,749,865
Frontier Oil Corp.	11,100	362,304
Hess Corp.	1,600	88,752
Holly Corp.	5,500	326,150
Marathon Oil Corp.	7,900	780,757
Occidental Petroleum Corp.	6,500	320,515
Plains Exploration & Production Co. (a)	6,100	275,354
Sunoco, Inc.	3,500	246,540
Valero Energy Corp.	12,800	825,472
Oil, Gas & Consumable Fuels Total		8,447,823
Energy Total		9,428,451
Financials – 14.0%
Capital Markets – 3.4%
Bear Stearns Companies, Inc.	1,800	270,630
Goldman Sachs Group, Inc.	6,800	1,405,084
Lehman Brothers Holdings, Inc.	12,900	903,903
Merrill Lynch & Co., Inc.	15,800	1,290,386
Morgan Stanley	15,700	1,236,532
Northern Trust Corp.	200	12,028
State Street Corp.	4,100	265,475
Capital Markets Total		5,384,038
Commercial Banks – 3.2%
BB&T Corp.	6,000	246,120
Comerica, Inc.	5,900	348,808
Fifth Third Bancorp	500	19,345
KeyCorp	1,300	48,711
Marshall & Ilsley Corp.	1,300	60,203
National City Corp.	8,100	301,725
Popular, Inc.	7,100	117,576
Regions Financial Corp.	2,500	88,425
SunTrust Banks, Inc.	5,000	415,200
U.S. Bancorp	28,700	1,003,639
Wachovia Corp.	22,700	1,249,635
Wells Fargo & Co.	36,000	1,239,480
Commercial Banks Total		5,138,867
Consumer Finance – 0.1%
First Marblehead Corp.	1,400	62,846
SLM Corp.	900	36,810
Consumer Finance Total		99,656

	Shares	Value ($)
Diversified Financial Services – 3.1%
CIT Group, Inc.	3,700	195,804
Citigroup, Inc.	51,100	2,623,474
JPMorgan Chase & Co.	38,800	1,877,144
Leucadia National Corp.	5,800	170,636
Diversified Financial Services Total		4,867,058
Insurance – 2.8%
Allstate Corp.	12,200	732,732
Ambac Financial Group, Inc.	2,400	207,336
American Financial Group, Inc.	3,700	125,948
American International Group, Inc.	21,300	1,431,786
Chubb Corp.	600	31,002
CNA Financial Corp. (a)	1,600	68,944
Hartford Financial Services Group, Inc.	1,500	143,370
MBIA, Inc.	1,500	98,235
Old Republic International Corp.	9,500	210,140
Principal Financial Group, Inc.	500	29,935
Progressive Corp.	5,100	111,282
Prudential Financial, Inc.	7,400	667,924
Reinsurance Group of America, Inc.	100	5,772
SAFECO Corp.	3,400	225,862
Travelers Companies, Inc.	5,700	295,089
Insurance Total		4,385,357
Real Estate Investment Trusts (REITs) – 0.3%
AMB Property Corp.	3,200	188,128
Duke Realty Corp.	3,300	143,451
ProLogis	1,900	123,367
Real Estate Investment Trusts (REITs) Total		454,946
Real Estate Management & Development – 0.1%
Realogy Corp. (a)	6,600	195,426
Real Estate Management & Development Total		195,426
Thrifts & Mortgage Finance – 1.0%
Countrywide Financial Corp.	2,800	94,192
Fannie Mae	5,900	322,022
Freddie Mac	7,800	464,022
IndyMac Bancorp, Inc.	200	6,410
MGIC Investment Corp.	2,500	147,300
PMI Group, Inc.	5,800	262,276
Washington Mutual, Inc.	5,700	230,166
Thrifts & Mortgage Finance Total		1,526,388
Financials Total		22,051,736

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund II, March 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Health Care – 7.7%
Biotechnology – 1.1%
Amgen, Inc. (a)	15,900	888,492
Biogen Idec, Inc. (a)	5,100	226,338
Gilead Sciences, Inc. (a)	7,400	566,100
ImClone Systems, Inc. (a)	500	20,385
Biotechnology Total		1,701,315
Health Care Equipment & Supplies – 0.7%
Biomet, Inc.	900	38,241
DENTSPLY International, Inc.	3,500	114,625
Kinetic Concepts, Inc. (a)	5,500	278,520
Medtronic, Inc.	4,700	230,582
Varian Medical Systems, Inc. (a)	4,800	228,912
Zimmer Holdings, Inc. (a)	3,000	256,230
Health Care Equipment & Supplies Total		1,147,110
Health Care Providers & Services – 1.7%
Aetna, Inc.	12,000	525,480
AmerisourceBergen Corp.	4,500	237,375
Coventry Health Care, Inc. (a)	9,200	515,660
Humana, Inc. (a)	1,200	69,624
McKesson Corp.	6,600	386,364
UnitedHealth Group, Inc.	6,300	333,711
WellCare Health Plans, Inc. (a)	2,200	187,550
WellPoint, Inc. (a)	5,200	421,720
Health Care Providers & Services Total		2,677,484
Health Care Technology – 0.3%
IMS Health, Inc.	17,900	530,914
Health Care Technology Total		530,914
Life Sciences Tools & Services – 0.3%
Applera Corp. - Applied Biosystems Group	3,600	106,452
Thermo Fisher Scientific, Inc. (a)	7,700	359,975
Waters Corp. (a)	100	5,800
Life Sciences Tools & Services Total		472,227
Pharmaceuticals – 3.6%
Abbott Laboratories	4,600	256,680
Endo Pharmaceuticals Holdings, Inc. (a)	30,800	905,520
Forest Laboratories, Inc. (a)	21,200	1,090,528
Johnson & Johnson	19,600	1,181,096
King Pharmaceuticals, Inc. (a)	1,700	33,439
Merck & Co., Inc.	10,500	463,785
Pfizer, Inc.	65,000	1,641,900
Pharmaceuticals Total		5,572,948
Health Care Total		12,101,998

	Shares	Value ($)
Industrials – 6.8%
Aerospace & Defense – 1.1%
Armor Holdings, Inc. (a)	4,000	269,320
Honeywell International, Inc.	700	32,242
Lockheed Martin Corp.	6,200	601,524
Northrop Grumman Corp.	5,200	385,944
Raytheon Co.	5,100	267,546
United Technologies Corp.	4,200	273,000
Aerospace & Defense Total		1,829,576
Air Freight & Logistics – 1.2%
C.H. Robinson Worldwide, Inc.	12,400	592,100
FedEx Corp.	3,000	322,290
United Parcel Service, Inc., Class B	13,600	953,360
Air Freight & Logistics Total		1,867,750
Airlines – 0.0%
UAL Corp. (a)	500	19,085
Airlines Total		19,085
Commercial Services & Supplies – 0.6%
Avery Dennison Corp.	4,000	257,040
Dun & Bradstreet Corp.	1,100	100,320
Equifax, Inc.	6,000	218,700
Pitney Bowes, Inc.	400	18,156
R.R. Donnelley & Sons Co.	1,700	62,203
Republic Services, Inc.	4,350	121,017
Robert Half International, Inc.	900	33,309
Waste Management, Inc.	3,100	106,671
Commercial Services & Supplies Total		917,416
Construction & Engineering – 0.1%
URS Corp. (a)	1,900	80,921
Construction & Engineering Total		80,921
Electrical Equipment – 0.1%
Emerson Electric Co.	4,100	176,669
Electrical Equipment Total		176,669
Industrial Conglomerates – 1.5%
3M Co.	9,300	710,799
General Electric Co.	45,200	1,598,272
Industrial Conglomerates Total		2,309,071
Machinery – 1.3%
Caterpillar, Inc.	300	20,109
Cummins, Inc.	1,900	274,968
Danaher Corp.	5,800	414,410
Dover Corp.	7,700	375,837
Graco, Inc.	3,800	148,808
Illinois Tool Works, Inc.	6,800	350,880
SPX Corp.	4,100	287,820
Terex Corp. (a)	1,600	114,816
Machinery Total		1,987,648

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund II, March 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Road & Rail – 0.5%
Avis Budget Group, Inc. (a)	21,200	579,184
Landstar System, Inc.	5,500	252,120
Ryder System, Inc.	800	39,472
Road & Rail Total		870,776
Trading Companies & Distributors – 0.4%
WESCO International, Inc. (a)	11,100	696,858
Trading Companies & Distributors Total		696,858
Industrials Total		10,755,770
Information Technology – 9.7%
Communications Equipment – 1.4%
Cisco Systems, Inc. (a)	64,800	1,654,344
Motorola, Inc.	23,600	417,012
QUALCOMM, Inc.	3,800	162,108
Communications Equipment Total		2,233,464
Computers & Peripherals – 2.8%
Apple, Inc. (a)	4,400	408,804
Dell, Inc. (a)	48,100	1,116,401
Hewlett-Packard Co.	24,300	975,402
International Business Machines Corp.	13,800	1,300,788
Lexmark International, Inc., Class A (a)	9,400	549,524
Computers & Peripherals Total		4,350,919
Internet Software & Services – 0.0%
VeriSign, Inc. (a)	900	22,608
Internet Software & Services Total		22,608
IT Services – 0.5%
Acxiom Corp.	300	6,417
Computer Sciences Corp. (a)	6,300	328,419
Fiserv, Inc. (a)	10,100	535,906
IT Services Total		870,742
Semiconductors & Semiconductor Equipment – 1.9%
Altera Corp.	8,600	171,914
Applied Materials, Inc.	49,700	910,504
Intel Corp.	33,500	640,855
Lam Research Corp. (a)	2,000	94,680
MEMC Electronic Materials, Inc. (a)	6,700	405,886
National Semiconductor Corp.	2,200	53,108
Texas Instruments, Inc.	22,900	689,290
Semiconductors & Semiconductor Equipment Total		2,966,237

	Shares	Value ($)
Software – 3.1%
Autodesk, Inc. (a)	12,900	485,040
BEA Systems, Inc. (a)	8,200	95,038
BMC Software, Inc. (a)	7,400	227,846
CA, Inc.	136	3,524
Microsoft Corp.	94,000	2,619,780
Oracle Corp. (a)	55,200	1,000,776
Symantec Corp. (a)	22,400	387,520
Software Total		4,819,524
Information Technology Total		15,263,494
Materials – 2.1%
Chemicals – 1.0%
Dow Chemical Co.	8,300	380,638
Lyondell Chemical Co.	26,700	800,199
PPG Industries, Inc.	5,400	379,674
Chemicals Total		1,560,511
Construction Materials – 0.0%
Eagle Materials, Inc.	200	8,926
Construction Materials Total		8,926
Containers & Packaging – 0.2%
Pactiv Corp. (a)	6,300	212,562
Containers & Packaging Total		212,562
Metals & Mining – 0.9%
Freeport-McMoRan Copper & Gold, Inc., Class B	7,612	503,838
Nucor Corp.	12,600	820,638
Southern Copper Corp.	1,800	128,988
Metals & Mining Total		1,453,464
Paper & Forest Products – 0.0%
International Paper Co.	1,100	40,040
Paper & Forest Products Total		40,040
Materials Total		3,275,503
Telecommunication Services – 2.5%
Diversified Telecommunication Services – 1.9%
AT&T, Inc.	40,900	1,612,687
CenturyTel, Inc.	6,700	302,773
Citizens Communications Co.	1,400	20,930
Verizon Communications, Inc.	26,000	985,920
Diversified Telecommunication Services Total		2,922,310

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund II, March 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Wireless Telecommunication Services – 0.6%
ALLTEL Corp.	5,600	347,200
Sprint Nextel Corp.	33,700	638,952
Wireless Telecommunication Services Total		986,152
Telecommunication Services Total		3,908,462
Utilities – 2.6%
Electric Utilities – 0.8%
Edison International	500	24,565
Exelon Corp.	5,600	384,776
FirstEnergy Corp.	12,500	828,000
Pepco Holdings, Inc.	3,000	87,060
Electric Utilities Total		1,324,401
Gas Utilities – 0.1%
ONEOK, Inc.	1,800	81,000
Gas Utilities Total		81,000
Independent Power Producers & Energy Traders – 1.1%
Constellation Energy Group, Inc.	4,200	365,190
Mirant Corp. (a)	23,200	938,672
TXU Corp.	7,500	480,750
Independent Power Producers & Energy Traders Total		1,784,612
Multi-Utilities – 0.6%
CenterPoint Energy, Inc.	10,400	186,576
DTE Energy Co.	5,800	277,820
KeySpan Corp.	2,700	111,105
OGE Energy Corp.	2,700	104,760
PG&E Corp.	6,000	289,620
Multi-Utilities Total		969,881
Utilities Total		4,159,894
Total Common Stocks (Cost of $76,667,922)		102,010,689
Mortgage-Backed Securities – 14.0%
	Par ($)
Federal Home Loan Mortgage Corp.
5.000% 07/01/20	2,707,662	2,671,437
5.000% 09/01/20	1,350,566	1,332,497
5.000% 02/01/37	1,048,109	1,012,855
5.500% 01/01/21	211,970	212,491
5.500% 07/01/21	212,639	213,088
6.000% 10/01/36	703,331	708,998
6.000% 11/01/36	929,786	937,277
6.500% 07/01/29	143,915	148,360
6.500% 11/01/32	307,605	316,172
8.000% 07/01/10	562	560
8.000% 09/01/25	53,727	56,724

	Par ($)	Value ($)
Federal National Mortgage Association
5.000% 10/01/20	3,551,837	3,503,998
5.000% 02/01/37	2,093,829	2,022,748
5.500% 06/01/35	944,308	935,395
5.500% 10/01/35	524,553	519,602
5.500% 04/01/36	816,825	808,306
5.500% 11/01/36	1,648,592	1,631,398
5.500% 12/01/36	996,561	986,168
6.000% 02/01/36	843,336	849,605
6.000% 04/01/36	213,091	214,675
6.000% 06/01/36	419,007	422,122
6.000% 10/01/36	1,692,107	1,704,685
6.000% 11/01/36	561,721	565,897
7.199% 08/01/36 (b)	36,495	36,569
7.500% 10/01/11	30,431	31,294
8.500% 08/01/11	45,106	46,624
10.000% 09/01/18	61,237	67,567
Government National Mortgage Association
7.500% 12/15/23	27,932	29,139
Total Mortgage-Backed Securities (Cost of $22,013,001)		21,986,251
Corporate Fixed-Income Bonds & Notes – 9.1%
Basic Materials – 0.2%
Forest Products & Paper – 0.1%
Weyerhaeuser Co.
7.375% 03/15/32	170,000	178,088
Forest Products & Paper Total		178,088
Metals & Mining – 0.1%
Vale Overseas Ltd.
6.250% 01/23/17	175,000	178,318
Metals & Mining Total		178,318
Basic Materials Total		356,406
Communications – 1.3%
Media – 0.5%
Comcast Corp.
7.050% 03/15/33	200,000	214,720
News America, Inc.
6.550% 03/15/33	200,000	204,521
TCI Communications, Inc.
9.875% 06/15/22	51,000	66,964
Time Warner, Inc.
6.625% 05/15/29	225,000	227,699
Media Total		713,904

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund II, March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Telecommunication Services – 0.8%
New Cingular Wireless Services, Inc.
8.750% 03/01/31	162,000	208,971
SBC Communications, Inc.
5.100% 09/15/14	250,000	244,247
Sprint Capital Corp.
6.125% 11/15/08	24,000	24,305
8.750% 03/15/32	116,000	136,824
Telecom Italia Capital SA
7.200% 07/18/36	175,000	182,195
Telefonica Emisones SAU
5.984% 06/20/11	200,000	205,016
Vodafone Group PLC
5.000% 12/16/13	250,000	243,189
Telecommunication Services Total		1,244,747
Communications Total		1,958,651
Consumer Cyclical – 0.5%
Home Builders – 0.1%
D.R. Horton, Inc.
5.625% 09/15/14	250,000	237,615
Home Builders Total		237,615
Lodging – 0.1%
Harrah's Operating Co., Inc.
5.625% 06/01/15	175,000	150,937
Lodging Total		150,937
Retail – 0.3%
Costco Wholesale Corp.
5.300% 03/15/12	150,000	151,085
Target Corp.
5.375% 06/15/09	22,000	22,185
Wal-Mart Stores, Inc.
4.125% 07/01/10	250,000	243,284
Retail Total		416,554
Consumer Cyclical Total		805,106
Consumer Non-Cyclical – 1.0%
Beverages – 0.1%
Diageo Capital PLC
3.375% 03/20/08	190,000	186,538
Beverages Total		186,538
Food – 0.3%
General Mills, Inc.
3.875% 11/30/07	225,000	222,893
Kroger Co.
6.200% 06/15/12	225,000	232,732
Food Total		455,625

	Par ($)	Value ($)
Healthcare Services – 0.5%
Aetna, Inc.
6.625% 06/15/36	225,000	240,783
UnitedHealth Group, Inc.
3.375% 08/15/07	325,000	322,576
WellPoint, Inc.
6.375% 01/15/12	220,000	230,417
Healthcare Services Total		793,776
Household Products/Wares – 0.1%
Fortune Brands, Inc.
5.375% 01/15/16	200,000	192,203
Household Products/Wares Total		192,203
Consumer Non-Cyclical Total		1,628,142
Energy – 0.7%
Oil & Gas – 0.5%
Anadarko Petroleum Corp.
6.450% 09/15/36	100,000	98,955
Canadian Natural Resources Ltd.
5.700% 05/15/17	200,000	199,075
Devon Financing Corp. ULC
7.875% 09/30/31	175,000	207,441
Nexen, Inc.
5.875% 03/10/35	150,000	140,710
Valero Energy Corp.
6.875% 04/15/12	175,000	186,357
Oil & Gas Total		832,538
Pipelines – 0.2%
Energy Transfer Partners LP
6.625% 10/15/36	125,000	127,868
Plains All American Pipeline LP
6.650% 01/15/37 (c)	175,000	177,907
Pipelines Total		305,775
Energy Total		1,138,313
Financials – 4.3%
Banks – 1.3%
Capital One Financial Corp.
5.500% 06/01/15	125,000	123,280
Marshall & Ilsley Corp.
4.375% 08/01/09	300,000	296,213
National City Bank
4.625% 05/01/13	186,000	181,625
PNC Funding Corp.
5.625% 02/01/17	185,000	186,328
SunTrust Preferred Capital I
5.853% 12/15/11 (b)	165,000	167,308

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund II, March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
USB Capital IX
6.189% 04/15/49 (b)	285,000	292,224
Wachovia Corp.
4.875% 02/15/14	375,000	363,537
Wells Fargo & Co.
5.125% 09/01/12	375,000	375,958
Banks Total		1,986,473
Diversified Financial Services – 2.4%
AGFC Capital Trust I
6.000% 01/15/67 (b)(c)	210,000	210,285
American Express Co.
4.750% 06/17/09	153,000	152,261
Ameriprise Financial, Inc.
7.518% 06/01/66	175,000	188,882
CIT Group, Inc.
6.100% 03/15/67 (b)	90,000	86,752
Citigroup Global Markets Holdings, Inc.
6.500% 02/15/08	70,000	70,721
Citigroup, Inc.
5.000% 09/15/14	337,000	329,000
Countrywide Home Loans, Inc.
4.125% 09/15/09	250,000	243,135
Credit Suisse First Boston USA, Inc.
4.875% 08/15/10	200,000	199,053
General Electric Capital Corp.
6.750% 03/15/32	307,000	347,841
Goldman Sachs Group, Inc.
6.345% 02/15/34	275,000	271,655
HSBC Finance Corp.
5.000% 06/30/15	450,000	433,043
JPMorgan Chase Capital XVIII
6.950% 08/17/36	275,000	286,618
MassMutual Global Funding II
2.550% 07/15/08 (c)	70,000	67,415
Merrill Lynch & Co., Inc.
6.000% 02/17/09	149,000	151,222
Morgan Stanley
4.750% 04/01/14	300,000	284,936
Principal Life Global Funding I
6.250% 02/15/12 (c)	144,000	150,735
Residential Capital LLC
6.500% 04/17/13	145,000	143,623
SLM Corp.
5.375% 05/15/14	175,000	174,999
Diversified Financial Services Total		3,792,176
Insurance – 0.2%
Ambac Financial Group, Inc.
6.150% 02/15/37 (b)	100,000	94,140
Genworth Financial, Inc.
6.150% 11/15/66 (b)	100,000	98,498

	Par ($)	Value ($)
Metlife, Inc.
6.400% 12/15/36	100,000	97,639
Insurance Total		290,277
Real Estate – 0.0%
ERP Operating LP
5.200% 04/01/13	16,000	15,901
Real Estate Total		15,901
Real Estate Investment Trusts (REITs) – 0.2%
Health Care Property Investors, Inc.
6.450% 06/25/12	58,000	59,989
Simon Property Group LP
5.750% 12/01/15	200,000	202,704
Real Estate Investment Trusts (REITs) Total		262,693
Savings & Loans – 0.2%
Washington Mutual, Inc.
4.625% 04/01/14	395,000	369,486
Savings & Loans Total		369,486
Financials Total		6,717,006
Industrials – 0.4%
Aerospace & Defense – 0.1%
United Technologies Corp.
7.125% 11/15/10	175,000	186,456
Aerospace & Defense Total		186,456
Machinery – 0.2%
Caterpillar Financial Services Corp.
3.625% 11/15/07	225,000	222,644
Machinery Total		222,644
Transportation – 0.1%
Union Pacific Corp.
3.875% 02/15/09	225,000	219,817
Transportation Total		219,817
Industrials Total		628,917
Utilities – 0.7%
Electric – 0.6%
Commonwealth Edison Co.
5.950% 08/15/16	200,000	195,777
Indiana Michigan Power Co.
5.650% 12/01/15	200,000	198,633
NY State Electric & Gas Corp.
5.750% 05/01/23	18,000	17,075
Pacific Gas & Electric Co.
5.800% 03/01/37	150,000	144,614
Progress Energy, Inc.
7.750% 03/01/31	175,000	209,291

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund II, March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Public Service Electric & Gas Co.
4.000% 11/01/08	57,000	56,004
Southern California Edison Co.
5.000% 01/15/14	175,000	171,833
Electric Total		993,227
Gas – 0.1%
Sempra Energy
4.750% 05/15/09	150,000	148,751
Gas Total		148,751
Utilities Total		1,141,978
Total Corporate Fixed-Income Bonds & Notes (Cost of $14,355,893)		14,374,519
Government & Agency Obligations – 5.0%
Foreign Government Obligations – 0.6%
Province of Ontario
3.500% 09/17/07	325,000	322,339
Province of Quebec
5.000% 07/17/09	325,000	325,971
United Mexican States
7.500% 04/08/33	191,000	227,290
Foreign Government Obligations Total		875,600
U.S. Government Agencies – 1.9%
Federal Home Loan Bank
5.125% 10/19/16	250,000	252,110
Federal Home Loan Mortgage Corp.
6.625% 09/15/09	1,380,000	1,435,891
Federal National Mortgage Association
5.250% 08/01/12	1,300,000	1,314,936
U.S. Government Agencies Total		3,002,937
U.S. Government Obligations – 2.5%
U.S. Treasury Bonds
6.250% 08/15/23	1,080,000	1,239,891
U.S. Treasury Inflation Indexed Notes
2.500% 07/15/16	1,002,200	1,028,390
U.S. Treasury Notes
3.375% 10/15/09	1,105,000	1,073,835
3.875% 02/15/13	660,000	637,493
U.S. Government Obligations Total		3,979,609
Total Government & Agency Obligations (Cost of $7,742,292)		7,858,146

	Par ($)	Value ($)
Collateralized Mortgage Obligations – 4.2%
Agency – 1.4%
Federal Home Loan Mortgage Corp.
4.500% 03/15/21	1,500,000	1,465,650
Federal National Mortgage Association
5.500% 08/25/17	278,916	280,579
6.000% 04/25/17	260,000	265,935
7.000% 01/25/21	25,732	26,453
Vendee Mortgage Trust
I.O.:
0.305% 03/15/29 (b)	8,966,413	97,452
0.441% 09/15/27 (b)	6,278,351	87,594
Agency Total		2,223,663
Non - Agency – 2.8%
Countrywide Alternative Loan Trust
5.250% 03/25/35	1,014,110	1,002,813
5.250% 08/25/35	185,368	185,183
5.500% 10/25/35	1,507,382	1,501,846
Washington Mutual Mortgage Securities Corp.
5.500% 10/25/35	1,333,514	1,334,631
Wells Fargo Alternative Loan Trust
5.500% 02/25/35	358,646	353,510
Non-Agency Total		4,377,983
Total Collateralized Mortgage Obligations (Cost of $6,605,843)		6,601,646
Commercial Mortgage-Backed Securities – 2.8%
Bear Stearns Commercial Mortgage Securities
5.449% 12/11/40 (b)	1,430,000	1,433,366
5.633% 04/12/38 (b)	400,000	405,810
JPMorgan Chase Commercial Mortgage Securities Corp.
5.447% 06/12/47	287,000	288,659
LB-UBS Commercial Mortgage Trust
5.084% 02/15/31	1,200,000	1,199,595
Merrill Lynch Mortgage Investors, Inc.
I.O.,
0.984% 12/15/30 (b)	4,596,941	86,325
Merrill Lynch Mortgage Trust
5.417% 11/12/37 (b)	790,000	788,321
Morgan Stanley Capital I
5.370% 12/15/43	226,000	224,352
Total Commercial Mortgage-Backed Securities (Cost of $4,481,530)		4,426,428

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund II, March 31, 2007

	Par ($)	Value ($)
Asset-Backed Securities – 0.0%
First Plus Home Loan Trust
7.720% 05/10/24	12,561	12,752
Total Asset-Backed Securities (Cost of $12,909)		12,752
Short-Term Obligation – 0.1%
Repurchase agreement with Fixed Income Clearing Corp., dated 03/30/07, due on 04/02/07, at 5.260%, collateralized by a U.S. Government Agency Obligation maturing 06/15/08, market value of $209,475 (repurchase proceeds $202,089)	202,000	202,000
Total Short-Term Obligation (Cost of $202,000)		202,000
Total Investments – 100.0% (Cost of $132,081,390)(d)		157,472,431
Other Assets & Liabilities, Net – 0.0%		(68,795)
Net Assets – 100.0%		$157,403,636

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2007.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities, which are not illiquid, amounted to $606,342, which represents 0.4% of net assets.

(d)  Cost for federal income tax purposes is $132,296,435.

At March 31, 2007, the asset allocation of the Fund is as follows:

Asset Allocation (unaudited)	% of Net Assets
Common Stocks	64.8
Mortgage-Backed Securities	14.0
Corporate Fixed-Income Bonds & Notes	9.1
Government & Agency Obligations	5.0
Collateralized Mortgage Obligations	4.2
Commercial Mortgage-Backed Securities	2.8
Asset-Backed Securities	0.0	*
	99.9
Short-Term Obligation	0.1
Other Assets & Liabilities, Net	0.0	*
	100.0

*  Represents less than 0.1%

Acronym	Name
I.O.	Interest Only

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Marsico Growth Fund, March 31, 2007

Investment Company – 99.4%

Value ($)
Investment in Columbia Funds Master Investment Trust, LLC, Columbia Marsico Growth Master Portfolio (a)	5,690,474,570
Total Investments – 99.4%	5,690,474,570
Other Assets & Liabilities, Net – 0.6%	31,518,945
Net Assets – 100.0%	$5,721,993,515

Notes to Investment Portfolio:

(a)  The financial statements of the Columbia Marsico Growth Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Columbia Marsico Growth Fund's financial statements.

Columbia Marsico Growth Fund invests only in Columbia Marsico Growth Master Portfolio. At March 31, 2007, Columbia Marsico Growth Fund owned 98.7% of Columbia Marsico Growth Master Portfolio. Columbia Marsico Growth Master Portfolio was invested in the following sectors at March 31, 2007:

Sector (unaudited)	% of Net Assets
Consumer Discretionary	22.8
Industrials	16.9
Financials	16.2
Health Care	12.9
Information Technology	6.4
Consumer Staples	5.0
Telecommunication Services	4.1
Materials	3.3
Energy	1.8
Consumer Cyclical	1.4
Utilities	0.6
91.4
Short-Term Obligation	7.8
Other Assets & Liabilities, Net	0.8
100.0

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Large Cap Core Fund, March 31, 2007

Investment Company – 100.1%

Value ($)
Investment in Columbia Funds Master Investment Trust, LLC, Columbia Large Cap Core Master Portfolio (a)	1,699,869,073
Total Investments – 100.1%	1,699,869,073
Other Assets & Liabilities, Net – (0.1)%	(2,077,520)
Net Assets – 100.0%	$1,697,791,553

Notes to Investment Portfolio:

(a)  The financial statements of the Columbia Large Cap Core Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Columbia Large Cap Core Fund's financial statements.

Columbia Large Cap Core Fund invests only in Columbia Large Cap Core Master Portfolio. At March 31, 2007, Columbia Large Cap Core Fund owned 99.3% of Columbia Large Cap Core Master Portfolio. Columbia Large Cap Core Master Portfolio was invested in the following sectors at March 31, 2007:

Sector (unaudited)	% of Net Assets
Financials	21.4
Information Technology	14.8
Health Care	11.6
Consumer Discretionary	11.1
Industrials	10.5
Consumer Staples	10.1
Energy	10.0
Utilities	3.7
Telecommunication Services	3.3
Materials	3.0
99.5
Securities Lending Collateral	6.5
Short-Term Obligation	0.5
Other Assets & Liabilities, Net	(6.5)
100.0

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Marsico Focused Equities Fund, March 31, 2007

Investment Company – 99.9%

Value ($)
Investment in Columbia Funds Master Investment Trust, LLC, Columbia Marsico Focused Equities Master Portfolio (a)	4,664,447,892
Total Investments – 99.9%	4,664,447,892
Other Assets & Liabilities, Net – 0.1%	3,090,494
Net Assets – 100.0%	$4,667,538,386

Notes to Investment Portfolio:

(a)  The financial statements of the Columbia Marsico Focused Equities Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Columbia Marsico Focused Equities Fund's financial statements.

Columbia Marsico Focused Equities Fund invests only in Columbia Marsico Focused Equities Master Portfolio. At March 31, 2007, Columbia Marsico Focused Equities Fund owned 99.7% of Columbia Marsico Focused Equities Master Portfolio. Columbia Marsico Focused Equities Master Portfolio was invested in the following sectors at March 31, 2007:

Sector (unaudited)	% of Net Assets
Consumer Discretionary	26.5
Financials	20.5
Industrials	16.1
Health Care	13.1
Consumer Staples	6.5
Information Technology	5.4
Materials	3.4
Energy	2.2
93.7
Short-Term Obligation	6.2
Other Assets & Liabilities, Net	0.1
100.0

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Small Cap Growth Fund II, March 31, 2007

Investment Company – 100.1%

Value ($)
Investment in Columbia Funds Master Investment Trust, LLC, Columbia Small Cap Growth Master Portfolio (a)	604,129,845
Total Investments – 100.1%	604,129,845
Other Assets & Liabilities, Net – (0.1)%	(692,228)
Net Assets – 100.0%	$603,437,617

Notes to Investment Portfolio:

(a)  The financial statements of the Columbia Small Cap Growth Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Columbia Small Cap Growth Fund II's financial statements.

Columbia Small Cap Growth Fund II invests only in Columbia Small Cap Growth Master Portfolio. At March 31, 2007, Columbia Small Cap Growth Fund II owned 99.0% of Columbia Small Cap Growth Master Portfolio. Columbia Small Cap Growth Master Portfolio was invested in the following sectors at March 31, 2007:

Sector (unaudited)	% of Net Assets
Information Technology	23.5
Health Care	18.8
Industrials	16.5
Consumer Discretionary	16.3
Financials	9.6
Energy	6.8
Materials	2.5
Telecommunication Services	2.1
Consumer Staples	1.3
97.4
Short-Term Obligation	1.6
Other Assets & Liabilities, Net	1.0
100.0

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Stock Funds (March 31, 2007)

	($)	($)	($)	($)	($)
	Columbia Asset Allocation Fund II	Columbia Marsico Growth Fund	Columbia Large Cap Core Fund	Columbia Marsico Focused Equities Fund	Columbia Small Cap Growth Fund II
Assets
Unaffiliated investments, at identified cost	132,081,390	—	—	—	—
Investment in Master Portfolio, at identified cost	—	4,724,896,608	1,475,258,593	3,575,293,772	533,588,992
Total investments, at identified cost	132,081,390	4,724,896,608	1,475,258,593	3,575,293,772	533,588,992
Unaffiliated investments, at value	157,472,431	—	—	—	—
Investment in Master Portfolio, at value	—	5,690,474,570	1,699,869,073	4,664,447,892	604,129,845
Total investments, at value	157,472,431	5,690,474,570	1,699,869,073	4,664,447,892	604,129,845
Cash	2,462	—	—	—	—
Receivable for:
Fund shares sold	26,337	41,721,994	1,704,032	12,073,683	507,939
Interest	395,673	—	—	—	—
Dividends	138,324	—	—	—	—
Deferred Trustees' compensation plan	—	—	—	—	37,108
Total Assets	158,035,227	5,732,196,564	1,701,573,105	4,676,521,575	604,674,892
Liabilities
Payable for:
Fund shares redeemed	305,960	7,050,426	3,259,652	5,953,047	705,280
Investment advisory fee	80,810	—	—	—	—
Administration fee	9,959	570,452	167,417	469,156	30,640
Transfer agent fee	12,649	753,481	142,405	730,979	62,963
Pricing and bookkeeping fees	10,248	3,167	3,167	3,167	3,167
Trustees' fees	83,821	109,952	53,566	36,062	35,621
Audit fee	33,744	13,611	13,610	13,611	13,610
Custody fee	3,504	402	608	571	653
Reports to shareholders	22,313	281,984	48,027	424,005	37,003
Distribution and service fees	39,850	1,394,555	73,347	1,327,442	58,888
Chief compliance officer expenses	1,766	3,750	3,750	3,750	3,279
Deferred Trustees' compensation plan	—	—	—	—	37,108
Other liabilities	26,967	21,269	16,003	21,399	249,063
Total Liabilities	631,591	10,203,049	3,781,552	8,983,189	1,237,275
Net Assets	157,403,636	5,721,993,515	1,697,791,553	4,667,538,386	603,437,617
Net Assets Consist of
Paid-in capital	140,675,794	4,922,846,724	1,443,412,691	3,803,155,572	506,841,353
Undistributed net investment income	118,537	—	7,923,504	—	—
Accumulated net investment loss	—	—	—	—	(21,025)
Accumulated net realized gain (loss)	(8,781,736)	(166,431,171)	21,844,878	(224,771,306)	26,076,436
Unrealized appreciation on investments	25,391,041	965,577,962	224,610,480	1,089,154,120	70,540,853
Net Assets	157,403,636	5,721,993,515	1,697,791,553	4,667,538,386	603,437,617

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Stock Funds (March 31, 2007) (continued)

	Columbia Asset Allocation Fund II	Columbia Marsico Growth Fund	Columbia Large Cap Core Fund	Columbia Marsico Focused Equities Fund	Columbia Small Cap Growth Fund II
Class A
Net assets	$115,393,142	$2,684,152,632	$194,203,277	$2,488,288,319	$207,257,879
Shares outstanding	4,807,220	132,724,121	13,067,233	114,089,761	15,032,057
Net asset value per share (a)	$24.00	$20.22	$14.86	$21.81	$13.79
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (b)	$25.46	$21.45	$15.77	$23.14	$14.63
Class B
Net assets	$15,225,274	$156,922,998	$25,522,974	$348,835,784	$13,017,801
Shares outstanding	639,517	8,295,634	1,773,183	17,078,938	1,042,668
Net asset value and offering price per share (a)	$23.81	$18.92	$14.39	$20.42	$12.49
Class C
Net assets	$2,105,225	$832,852,349	$11,412,557	$582,804,501	$4,998,292
Shares outstanding	88,506	43,967,588	793,007	28,449,213	392,427
Net asset value and offering price per share (a)	$23.79	$18.94	$14.39	$20.49	$12.74
Class R
Net assets	—	$3,668,585	—	—	—
Shares outstanding	—	182,187	—	—	—
Net asset value, offering and redemption price per share	—	$20.14	—	—	—
Class Z
Net assets	$24,679,995	$2,044,396,951	$1,466,652,745	$1,247,609,782	$378,163,645
Shares outstanding	1,030,285	99,332,067	98,566,933	56,139,641	26,454,229
Net asset value, offering and redemption price per share	$23.95	$20.58	$14.88	$22.22	$14.30

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statements of Operations – Stock Funds (For the Year Ended March 31, 2007)

	($)	($)	($)	($)	($)
	Columbia Asset Allocation Fund II	Columbia Marsico Growth Fund	Columbia Large Cap Core Fund	Columbia Marsico Focused Equities Fund	Columbia Small Cap Growth Fund II
Investment Income
Dividends	1,939,003	—	—	—	—
Interest	3,100,821	—	—	—	—
Foreign taxes withheld	(114)	—	—	—	—
Allocated from Master Portfolio:
Dividends	—	41,000,952	32,723,310	33,763,269	1,259,720
Interest	—	19,928,216	359,415	13,664,177	924,946
Securities lending	—	—	49,783	—	—
Foreign taxes withheld	—	(1,463,994)	(209,551)	(1,880,500)	—
Total Investment Income	5,039,710	59,465,174	32,922,957	45,546,946	2,184,666
Expenses
Expenses allocated from Master Portfolio	—	35,471,806	9,752,372	31,527,465	3,982,814
Investment advisory fee	970,196	—	—	—	—
Administration fee	112,850	5,791,064	1,907,360	5,095,728	416,914
Distribution fee:
Class B	138,318	1,297,739	216,950	3,169,549	106,344
Class C	18,189	5,533,516	97,978	4,107,724	34,530
Class R	—	6,506	—	—	—
Service fee:
Class A	291,753	5,671,806	490,600	5,547,416	436,240
Class B	46,106	432,582	72,317	1,056,516	35,448
Class C	6,063	1,844,505	32,659	1,369,241	11,510
Transfer agent fee	191,317	4,970,675	943,530	5,559,674	526,671
Pricing and bookkeeping fees	103,354	38,000	38,000	38,000	38,000
Trustees' fee	31,167	3,369	4,187	4,443	4,449
Custody fee	20,898	4,057	3,686	3,645	3,772
Reports to shareholders	71,198	954,574	133,960	1,401,440	154,015
Chief compliance officer expenses	5,685	15,000	13,949	15,000	9,550
Other expenses	177,943	350,565	131,779	257,306	123,622
Total Operating Expenses	2,185,037	62,385,764	13,839,327	59,153,147	5,883,879
Interest expense	309	—	—	—	—
Interest expense allocated from Master Portfolio	—	—	5,695	—	—
Total Expenses	2,185,346	62,385,764	13,845,022	59,153,147	5,883,879
Fees waived by Transfer Agent	(110,185)	(546,787)	—	(1,522,122)	(174,774)
Custody earnings credit	(1)	(1,376)	(16)	(527)	(26)
Net Expenses	2,075,160	61,837,601	13,845,006	57,630,498	5,709,079
Net Investment Income (Loss)	2,964,550	(2,372,427)	19,077,951	(12,083,552)	(3,524,413)

See Accompanying Notes to Financial Statements.

Statements of Operations – Stock Funds (For the Year Ended March 31, 2007) (continued)

	($)	($)	($)	($)	($)
	Columbia Asset Allocation Fund II	Columbia Marsico Growth Fund	Columbia Large Cap Core Fund	Columbia Marsico Focused Equities Fund	Columbia Small Cap Growth Fund II
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency
Transactions and Written Options:
Net realized gain on:
Investments	8,445,824	—	—	—	—
Allocated from Master Portfolio:
Investments	—	14,235,799	98,944,855	108,501,861	80,035,024
Foreign currency transactions	—	26,615	—	62,328	—
Written options	—	—	748,318	—	—
Net realized gain	8,445,824	14,262,414	99,693,173	108,564,189	80,035,024
Net change in unrealized appreciation (depreciation) on:
Investments	3,852,164	—	—	—	—
Allocated from Master Portfolio:
Investments	—	182,981,005	67,608,803	50,550,519	(56,894,366)
Written options	—	—	92,034	—	—
Net change in unrealized appreciation (depreciation)	3,852,164	182,981,005	67,700,837	50,550,519	(56,894,366)
Net Gain	12,297,988	197,243,419	167,394,010	159,114,708	23,140,658
Net Increase Resulting from Operations	15,262,538	194,870,992	186,471,961	147,031,156	19,616,245

See Accompanying Notes to Financial Statements.

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Statements of Changes in Net Assets – Stock Funds

Increase (Decrease) in Net Assets	Columbia Asset Allocation Fund II		Columbia Marsico Growth Fund				Columbia Large Cap Core Fund
	Year Ended March 31,		Year Ended March 31,				Year Ended March 31,
	2007 ($)	2006 (a)($)	2007 ($)		2006 (a)(b)($)		2007 ($)	2006 (a)($)
Operations
Net investment income (loss)	2,964,550	2,397,291	(2,372,427)		(7,197,833)		19,077,951	16,123,526
Net realized gain on investments and foreign currency transactions	8,445,824	16,180,869	14,262,414	(c)	61,537,344	(c)	99,693,173 (c)	89,001,209 (c)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	3,852,164	(5,000,527)	182,981,005	(c)	391,335,326	(c)	67,700,837 (c)	74,892,345 (c)
Net increase resulting from operations	15,262,538	13,577,633	194,870,992		445,674,837		186,471,961	180,017,080
Distributions Declared to Shareholders
From net investment income:
Class A	(2,171,018)	(1,704,173)	—		—		(1,217,262)	(1,707,155)
Class B	(204,040)	(185,268)	—		—		—	(51,528)
Class C	(27,546)	(17,222)	—		—		—	(21,729)
Class Z	(506,555)	(432,645)	—		—		(14,355,861)	(14,222,830)
From net realized gains:
Class A	—	—	—		—		—	—
Class B	—	—	—		—		—	—
Class C	—	—	—		—		—	—
Class Z	—	—	—		—		—	—
Total distributions declared to shareholders	(2,909,159)	(2,339,308)	—		—		(15,573,123)	(16,003,242)
Net Capital Share Transactions	(24,308,407)	(24,304,488)	1,245,140,560		1,525,680,234		(67,657,359)	(22,637,750)
Net increase (decrease) in net assets	(11,955,028)	(13,066,163)	1,440,011,552		1,971,355,071		103,241,479	141,376,088
Net Assets
Beginning of period	169,358,664	182,424,827	4,281,981,963		2,310,626,892		1,594,550,074	1,453,173,986
End of period	157,403,636	169,358,664	5,721,993,515		4,281,981,963		1,697,791,553	1,594,550,074
Undistributed (overdistributed) net investment income at end of period	118,537	63,147	—		—		7,923,504	4,413,779
Accumulated net investment loss at end of period	—	—	—		(397)		—	—

(a) On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

(b) Class R shares commenced operations on January 23, 2006.

(c) Allocated from Master Portfolio.

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Columbia Marsico Focused Equities Fund				Columbia Small Cap Growth Fund II
	Year Ended March 31,				Year Ended March 31,
	2007 ($)		2006 (a)($)		2007 ($)		2006 (a)($)
Operations
Net investment income (loss)	(12,083,552)		(14,109,514)		(3,524,413)		(3,335,704)
Net realized gain on investments and foreign currency transactions	108,564,189	(c)	209,766,458	(c)	80,035,024	(c)	123,538,803 (c)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	50,550,519	(c)	408,507,556	(c)	(56,894,366	)(c)	5,795,546 (c)
Net increase resulting from operations	147,031,156		604,164,500		19,616,245		125,998,645
Distributions Declared to Shareholders
From net investment income:
Class A	—		—		—		—
Class B	—		—		—		—
Class C	—		—		—		—
Class Z	—		—		—		—
From net realized gains:
Class A	—		—		(35,804,093)		(14,929,761)
Class B	—		—		(3,314,131)		(1,769,548)
Class C	—		—		(1,015,314)		(423,635)
Class Z	—		—		(67,841,701)		(32,777,429)
Total distributions declared to shareholders	—		—		(107,975,239)		(49,900,373)
Net Capital Share Transactions	394,435,941		613,356,885		211,423,714		(108,881,474)
Net increase (decrease) in net assets	541,467,097		1,217,521,385		123,064,720		(32,783,202)
Net Assets
Beginning of period	4,126,071,289		2,908,549,904		480,372,897		513,156,099
End of period	4,667,538,386		4,126,071,289		603,437,617		480,372,897
Undistributed (overdistributed) net investment income at end of period	—		—		—		—
Accumulated net investment loss at end of period	—		—		(21,025)		—

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Asset Allocation Fund II				Columbia Marsico Growth Fund
	Year Ended March 31, 2007		Year Ended March 31, 2006 (a)		Year Ended March 31, 2007		Year Ended March 31, 2006 (a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	256,741	5,928,354	1,004,533	21,640,551	60,395,634	1,171,277,592	57,162,495	1,043,165,444
Distributions reinvested	87,950	2,020,175	72,804	1,584,397	—	—	—	—
Redemptions	(912,022)	(20,962,566)	(953,835)	(20,572,979)	(27,890,172)	(541,450,685)	(14,985,579)	(274,230,475)
Net increase (decrease)	(567,331)	(13,014,037)	123,502	2,651,969	32,505,462	629,826,907	42,176,916	768,934,969
Class B
Subscriptions	10,934	248,417	30,041	634,625	1,079,970	19,644,631	1,982,503	34,081,794
Distributions reinvested	8,096	183,502	7,768	167,516	—	—	—	—
Redemptions	(388,919)	(8,826,256)	(1,154,910)	(24,618,326)	(3,586,506)	(65,140,241)	(3,214,365)	(55,354,713)
Net increase (decrease)	(369,889)	(8,394,337)	(1,117,101)	(23,816,185)	(2,506,536)	(45,495,610)	(1,231,862)	(21,272,919)
Class C
Subscriptions	15,591	350,415	20,865	445,564	13,248,498	242,642,650	18,337,929	316,058,442
Distributions reinvested	1,096	24,885	685	14,800	—	—	—	—
Redemptions	(40,249)	(926,873)	(36,735)	(773,136)	(6,172,836)	(112,412,407)	(3,177,318)	(55,303,987)
Net increase (decrease)	(23,562)	(551,573)	(15,185)	(312,772)	7,075,662	130,230,243	15,160,611	260,754,455
Class R
Subscriptions	—	—	—	—	218,904	4,295,458	2,908	56,029
Redemptions	—	—	—	—	(37,235)	(736,233)	(2,390)	(45,466)
Net increase (decrease)	—	—	—	—	181,669	3,559,225	518	10,563
Class Z
Subscriptions	43,703	1,012,355	33,577	716,695	38,387,022	763,389,561	36,122,180	667,164,412
Distributions reinvested	9,483	217,764	10,108	219,182	—	—	—	—
Redemptions	(161,123)	(3,578,579)	(175,513)	(3,763,377)	(12,037,095)	(236,369,766)	(8,055,589)	(149,911,246)
Net increase (decrease)	(107,937)	(2,348,460)	(131,828)	(2,827,500)	26,349,927	527,019,795	28,066,591	517,253,166

(a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

(b)  Class R shares commenced operations on January 23, 2006.

See Accompanying Notes to Financial Statements.

	Columbia Large Cap Core Fund
	Year Ended March 31, 2007		Year Ended March 31, 2006 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	590,121	8,241,999	725,138	9,118,703
Distributions reinvested	80,749	1,156,423	124,448	1,615,327
Redemptions	(2,687,393)	(37,631,283)	(3,557,521)	(44,658,040)
Net increase (decrease)	(2,016,523)	(28,232,861)	(2,707,935)	(33,924,010)
Class B
Subscriptions	65,903	892,588	38,493	472,157
Distributions reinvested	—	—	3,784	47,711
Redemptions	(729,002)	(9,921,962)	(795,192)	(9,719,903)
Net increase (decrease)	(663,099)	(9,029,374)	(752,915)	(9,200,035)
Class C
Subscriptions	109,510	1,482,121	134,660	1,644,077
Distributions reinvested	—	—	1,718	21,666
Redemptions	(400,084)	(5,474,022)	(332,381)	(4,078,911)
Net increase (decrease)	(290,574)	(3,991,901)	(196,003)	(2,413,168)
Class R
Subscriptions	—	—	—	—
Redemptions	—	—	—	—
Net increase (decrease)	—	—	—	—
Class Z
Subscriptions	12,410,783	174,002,439	19,960,009	249,836,147
Distributions reinvested	279,199	3,925,475	250,331	3,256,811
Redemptions	(14,782,222)	(204,331,137)	(18,256,409)	(230,193,495)
Net increase (decrease)	(2,092,240)	(26,403,223)	1,953,931	22,899,463

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity (continued)

	Columbia Marsico Focused Equities Fund
	Year Ended March 31, 2007		Year Ended March 31, 2006 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	44,224,369	927,566,929	41,656,396	810,411,959
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	(27,805,936)	(584,078,634)	(15,099,675)	(292,503,989)
Net increase (decrease)	16,418,433	343,488,295	26,556,721	517,907,970
Class B
Subscriptions	680,653	13,377,347	1,118,910	20,560,380
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	(9,211,930)	(182,050,208)	(6,306,928)	(115,519,783)
Net increase (decrease)	(8,531,277)	(168,672,861)	(5,188,018)	(94,959,403)
Class C
Subscriptions	7,103,099	140,691,307	7,369,999	136,795,748
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	(5,305,846)	(104,879,402)	(3,443,879)	(62,848,503)
Net increase	1,797,253	35,811,905	3,926,120	73,947,245
Class Z
Subscriptions	16,645,474	358,425,223	11,206,795	222,549,775
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	(8,191,907)	(174,616,621)	(5,435,814)	(106,088,702)
Net increase (decrease)	8,453,567	183,808,602	5,770,981	116,461,073

(a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.

	Columbia Small Cap Growth Fund II
	Year Ended March 31, 2007		Year Ended March 31, 2006 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	846,115	12,194,803	585,432	9,431,927
Proceeds received in connection with merger	5,195,908	68,880,727	—	—
Distributions reinvested	2,521,813	33,418,724	894,906	13,718,926
Redemptions	(2,119,338)	(30,091,164)	(1,687,176)	(26,806,533)
Net increase (decrease)	6,444,498	84,403,090	(206,838)	(3,655,680)
Class B
Subscriptions	45,625	643,544	46,126	698,594
Proceeds received in connection with merger	164,721	2,001,422	—	—
Distributions reinvested	243,591	2,943,154	110,974	1,574,724
Redemptions	(412,258)	(5,316,334)	(297,578)	(4,491,697)
Net increase (decrease)	41,679	271,786	(140,478)	(2,218,379)
Class C
Subscriptions	99,293	1,297,619	63,584	970,165
Proceeds received in connection with merger	63,412	784,361	—	—
Distributions reinvested	51,267	632,012	17,759	255,904
Redemptions	(91,917)	(1,195,372)	(65,757)	(980,736)
Net increase	122,055	1,518,620	15,586	245,333
Class Z
Subscriptions	4,060,420	57,665,124	979,921	16,028,822
Proceeds received in connection with merger	8,210,911	112,435,820	—	—
Distributions reinvested	1,389,406	19,020,642	520,648	8,205,409
Redemptions	(4,310,537)	(63,891,368)	(7,830,689)	(127,486,979)
Net increase (decrease)	9,350,200	125,230,218	(6,330,120)	(103,252,748)

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2007		2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$22.22		$20.84		$20.20		$16.44		$19.92
Income from Investment Operations:
Net investment income (b)	0.43		0.32		0.31	(c)	0.25		0.29
Net realized and unrealized gain (loss) on investments and foreign currency	1.78		1.37		0.65	(d)	3.80		(3.48)
Total from Investment Operations	2.21		1.69		0.96		4.05		(3.19)
Less Distributions Declared to Shareholders:
From net investment income	(0.43)		(0.31)		(0.32)		(0.29)		(0.29)
Net Asset Value, End of Period	$24.00		$22.22		$20.84		$20.20		$16.44
Total return (e)	10.06	%(f)	8.17	%(f)	4.80	%(f)(g)	24.73	%(f)	(16.05)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (h)	1.22%		1.13%		1.25%		1.29%		1.29%
Interest expense (i)	—%		—%		—%		—%		—%
Net expenses (h)	1.22%		1.13%		1.25%		1.29%		1.29%
Net investment income (h)	1.89%		1.49%		1.50%		1.33%		1.58%
Waiver/Reimbursement	0.07%		0.04%		0.08%		0.03%		—
Portfolio turnover rate	55%		102%		136%		189%		315%
Net assets, end of period (000's)	$115,393		$119,408		$109,409		$106,642		$88,011

(a)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 4.73%.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2007		2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$22.04		$20.67		$20.04		$16.31		$19.81
Income from Investment Operations:
Net investment income (b)	0.26		0.14		0.15	(c)	0.11		0.15
Net realized and unrealized gain (loss) on investments and foreign currency	1.77		1.38		0.64	(d)	3.76		(3.47)
Total from Investment Operations	2.03		1.52		0.79		3.87		(3.32)
Less Distributions Declared to Shareholders:
From net investment income	(0.26)		(0.15)		(0.16)		(0.14)		(0.18)
Net Asset Value, End of Period	$23.81		$22.04		$20.67		$20.04		$16.31
Total return (e)	9.27	%(f)	7.38	%(f)	3.97	%(f)(g)	23.79	%(f)	(16.80)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (h)	1.97%		1.88%		2.00%		2.04%		2.04%
Interest expense (i)	—%		—%		—%		—%		—%
Net expenses (h)	1.97%		1.88%		2.00%		2.04%		2.04%
Net investment income (h)	1.14%		0.68%		0.75%		0.58%		0.83%
Waiver/Reimbursement	0.07%		0.04%		0.07%		0.03%		—
Portfolio turnover rate	55%		102%		136%		189%		315%
Net assets, end of period (000's)	$15,225		$22,247		$43,962		$64,122		$72,344

(a)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 3.92%.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2007		2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$22.02		$20.65		$20.02		$16.31		$19.84
Income from Investment Operations:
Net investment income (b)	0.26		0.15		0.15	(c)	0.11		0.15
Net realized and unrealized gain (loss) on investments and foreign currency	1.77		1.37		0.65	(d)	3.75		(3.48)
Total from Investment Operations	2.03		1.52		0.80		3.86		(3.33)
Less Distributions Declared to Shareholders:
From net investment income	(0.26)		(0.15)		(0.17)		(0.15)		(0.20)
Net Asset Value, End of Period	$23.79		$22.02		$20.65		$20.02		$16.31
Total return (e)	9.28	%(f)	7.39	%(f)	4.02	%(f)(g)	23.73	%(f)	(16.80)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (h)	1.97%		1.88%		2.00%		2.04%		2.04%
Interest expense (i)	—%		—%		—%		—%		—%
Net expenses (h)	1.97%		1.88%		2.00%		2.04%		2.04%
Net investment income (h)	1.14%		0.73%		0.75%		0.58%		0.83%
Waiver/Reimbursement	0.07%		0.04%		0.07%		0.03%		—
Portfolio turnover rate	55%		102%		136%		189%		315%
Net assets, end of period (000's)	$2,105		$2,468		$2,628		$2,372		$1,992

(a)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 3.95%.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2007		2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$22.17		$20.81		$20.18		$16.42		$19.93
Income from Investment Operations:
Net investment income (b)	0.49		0.37		0.36	(c)	0.29		0.32
Net realized and unrealized gain (loss) on investments and foreign currency	1.78		1.36		0.64	(d)	3.81		(3.49)
Total from Investment Operations	2.27		1.73		1.00		4.10		(3.17)
Less Distributions Declared to Shareholders:
From net investment income	(0.49)		(0.37)		(0.37)		(0.34)		(0.34)
Net Asset Value, End of Period	$23.95		$22.17		$20.81		$20.18		$16.42
Total return (e)	10.35	%(f)	8.35	%(f)	5.01	%(f)(g)	25.07	%(f)	(15.96)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (h)	0.97%		0.88%		1.00%		1.04%		1.04%
Interest expense (i)	—%		—%		—%		—%		—%
Net expenses (h)	0.97%		0.88%		1.00%		1.04%		1.04%
Net investment income (h)	2.15%		1.72%		1.75%		1.58%		1.83%
Waiver/Reimbursement	0.07%		0.04%		0.07%		0.03%		—
Portfolio turnover rate	55%		102%		136%		189%		315%
Net assets, end of period (000's)	$24,680		$25,236		$26,425		$25,750		$35,514

(a)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Without the effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 4.94%.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$19.53		$17.04		$15.80		$11.86		$14.72
Income from Investment Operations:
Net investment loss (c)	—	(d)	(0.03)		(0.03)		(0.06)		(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	0.69		2.52		1.27		4.00		(2.78)
Total from Investment Operations	0.69		2.49		1.24		3.94		(2.86)
Net Asset Value, End of Period	$20.22		$19.53		$17.04		$15.80		$11.86
Total return (e)	3.53	%(f)	14.61	%(f)	7.85	%(f)	33.22	%(f)	(19.43)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.22	%(g)	1.21%		1.30%		1.37%		1.42%
Net investment income (loss)	0.01	%(g)	(0.15)%		(0.21)%		(0.42)%		(0.62)%
Waiver/Reimbursement	0.01%		0.06	%(h)	0.03	%(h)	0.02	%(h)	—
Net assets, end of period (000's)	$2,684,153		$1,956,822		$988,948		$546.537		$279,840

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01.

(e)  Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$18.40		$16.18		$15.12		$11.43		$14.29
Income from Investment Operations:
Net investment loss (c)	(0.13)		(0.15)		(0.15)		(0.16)		(0.17)
Net realized and unrealized gain (loss) on investments and foreign currency	0.65		2.37		1.21		3.85		(2.69)
Total from Investment Operations	0.52		2.22		1.06		3.69		(2.86)
Net Asset Value, End of Period	$18.92		$18.40		$16.18		$15.12		$11.43
Total return (d)	2.83	%(e)	13.72	%(e)	7.01	%(e)	32.28	%(e)	(20.01)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.97	%(f)	1.96%		2.05%		2.12%		2.17%
Net investment loss	(0.71	)%(f)	(0.85)%		(0.96)%		(1.17)%		(1.37)%
Waiver/Reimbursement	0.01%		0.06	%(g)	0.03	%(g)	0.02	%(g)	—
Net assets, end of period (000's)	$156,923		$198,749		$194,668		$200,270		$137,432

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$18.43		$16.20		$15.14		$11.44		$14.31
Income from Investment Operations:
Net investment loss (c)	(0.13)		(0.15)		(0.15)		(0.17)		(0.17)
Net realized and unrealized gain (loss) on investments and foreign currency	0.64		2.38		1.21		3.87		(2.70)
Total from Investment Operations	0.51		2.23		1.06		3.70		(2.87)
Net Asset Value, End of Period	$18.94		$18.43		$16.20		$15.14		$11.44
Total return (d)	2.77	%(e)	13.77	%(e)	7.00	%(e)	32.34	%(e)	(20.06)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.97	%(f)	1.96%		2.05%		2.12%		2.17%
Net investment loss	(0.74	)%(f)	(0.89)%		(0.96)%		(1.17)%		(1.37)%
Waiver/Reimbursement	0.01%		0.06	%(g)	0.03	%(g)	0.02	%(g)	—
Net assets, end of period (000's)	$832,852		$679,735		$352,016		$177,599		$55,913

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares (a)	Year Ended March 31, 2007		Period Ended March 31, 2006 (b)
Net Asset Value, Beginning of Period	$19.49		$18.89
Income from Investment Operations:
Net investment loss (c)	(0.08)		(0.01)
Net realized and unrealized gain on investments and foreign currency	0.73		0.61
Total from Investment Operations	0.65		0.60
Net Asset Value, End of Period	$20.14		$19.49
Total return (d)(e)	3.34%		3.18	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.47	%(g)	1.54	%(h)
Net investment loss	(0.42	)%(g)	(0.35	)%(h)
Waiver/Reimbursement	0.01%		0.07	%(h)(i)
Net assets, end of period (000's)	$3,669		$10

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Class R shares commenced operations on January 23, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value.

(e)  Had the investment advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

(i)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01% for the year ended March 31, 2006.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$19.82		$17.25		$15.96		$11.95		$14.79
Income from Investment Operations:
Net investment income (loss) (c)	0.05		0.02		0.01		(0.02)		(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	0.71		2.55		1.28		4.03		(2.79)
Total from Investment Operations	0.76		2.57		1.29		4.01		(2.84)
Net Asset Value, End of Period	$20.58		$19.82		$17.25		$15.96		$11.95
Total return (d)	3.83	%(e)	14.90	%(e)	8.08	%(e)	33.56	%(e)	(19.20)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses	0.97	%(f)	0.96%		1.05%		1.12%		1.17%
Net investment income (loss)	0.25	%(f)	0.11%		0.04%		(0.17)%		(0.37)%
Waiver/Reimbursement	0.01%		0.06	%(g)	0.03	%(g)	0.02	%(g)	—
Net assets, end of period (000's)	$2,044,397		$1,446,667		$774,996		$371,942		$106,436

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value.

(e)  Had the investment advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$13.35		$12.00		$11.55		$8.76		$12.31
Income from Investment Operations:
Net investment income (loss) (c)	0.14		0.11		0.10		0.03		0.04
Net realized and unrealized gain (loss) on investments	1.46		1.35		0.45	(d)	2.79		(3.56)
Net increase (decrease) in net asset value from operations	1.60		1.46		0.55		2.82		(3.52)
Less Distributions Declared to Shareholders:
From net investment income	(0.09)		(0.11)		(0.10)		(0.03)		(0.03)
Net Asset Value, End of Period	$14.86		$13.35		$12.00		$11.55		$8.76
Total return (e)	12.00%		12.19	%(f)	4.71	%(f)(g)	32.21	%(f)	(28.61)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.05	%(h)	1.03%		1.12	%(j)	1.18	%(j)	1.19%
Interest expense	—	%(k)	—		—	%(k)	—		—
Net expenses	1.05	%(h)	1.03%		1.12	%(j)	1.18	%(j)	1.19%
Waiver/Reimbursement	—		0.06	%(i)	0.03	%(i)	0.03	%(i)	—
Net investment income (loss)	0.98	%(h)	0.86%		0.89%		0.27%		0.44%
Portfolio turnover rate	—		—		—		—		15	%(l)
Net assets, end of period (000's)	$194,203		$201,359		$213,513		$245,616		$213,691

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was less than $0.01.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Without the effect from the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 4.70%.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.01% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(j)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(k)  Rounds to less than 0.01%.

(l)  Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$12.95		$11.65		$11.21		$8.54		$12.07
Income from Investment Operations:
Net investment income (loss) (c)	0.03		0.01		0.02		(0.05)		(0.03)
Net realized and unrealized gain (loss) on investments	1.41		1.31		0.42	(d)	2.72		(3.50)
Net increase (decrease) in net asset value from operations	1.44		1.32		0.44		2.67		(3.53)
Less Distributions Declared to Shareholders:
From net investment income	—		(0.02)		—	(e)	—		—	(e)
Net Asset Value, End of Period	$14.39		$12.95		$11.65		$11.21		$8.54
Total return (f)	11.12%		11.33	%(g)	3.93	%(g)(h)	31.26	%(g)	(29.23)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.80	%(i)	1.78%		1.87	%(k)	1.93	%(k)	1.94%
Interest expense	—	%(l)	—		—	%(l)	—		—
Net expenses	1.80	%(i)	1.78%		1.87	%(k)	1.93	%(k)	1.94%
Waiver/Reimbursement	—		0.06	%(j)	0.03	%(j)	0.03	%(j)	—
Net investment income (loss)	0.21	%(i)	0.11%		0.14%		(0.48)%		(0.31)%
Portfolio turnover rate	—		—		—		—		15	%(m)
Net assets, end of period (000's)	$25,523		$31,542		$37,140		$44,571		$38,972

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was less than $0.01.

(e)  Amount represents less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Without the effect from the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 3.92%.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.01% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(k)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(l)  Rounds to less than 0.01%.

(m)  Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$12.94		$11.64		$11.21		$8.54		$12.08
Income from Investment Operations:
Net investment income (loss) (c)	0.03		0.01		0.02		(0.05)		(0.03)
Net realized and unrealized gain (loss) on investments	1.42		1.31		0.42	(d)	2.72		(3.51)
Net increase (decrease) in net asset value from operations	1.45		1.32		0.44		2.67		(3.54)
Less Distributions Declared to Shareholders:
From net investment income	—		(0.02)		(0.01)		—		—
Net Asset Value, End of Period	$14.39		$12.94		$11.64		$11.21		$8.54
Total return (e)	11.21%		11.34	%(f)	3.91	%(f)(g)	31.26	%(f)	(29.30)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.80	%(h)	1.78%		1.87	%(j)	1.93	%(j)	1.94%
Interest expense	—	%(k)	—		—	%(k)	—		—
Net expenses	1.80	%(h)	1.78%		1.87	%(j)	1.93	%(j)	1.94%
Waiver/Reimbursement	—		0.06	%(i)	0.03	%(i)	0.03	%(i)	—
Net investment income (loss)	0.21	%(h)	0.11%		0.14%		(0.48)%		(0.31)%
Portfolio turnover rate	—		—		—		—		15	%(l)
Net assets, end of period (000's)	$11,413		$14,026		$14,899		$16,702		$12,857

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was less than $0.01.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Without the effect from the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 3.92%.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.01% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(j)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(k)  Rounds to less than 0.01%.

(l)  Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$13.39		$12.03		$11.58		$8.78		$12.35
Income from Investment Operations:
Net investment income (loss) (c)	0.17		0.14		0.13		0.05		0.07
Net realized and unrealized gain (loss) on investments	1.47		1.36		0.45	(d)	2.81		(3.59)
Net increase (decrease) in net asset value from operations	1.64		1.50		0.58		2.86		(3.52)
Less Distributions Declared to Shareholders:
From net investment income	(0.15)		(0.14)		(0.13)		(0.06)		(0.05)
Net Asset Value, End of Period	$14.88		$13.39		$12.03		$11.58		$8.78
Total return (e)	12.28%		12.50	%(f)	4.98	%(f)(g)	32.58	%(f)	(28.55)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	0.80	%(h)	0.78%		0.87	%(j)	0.93	%(j)	0.94%
Interest expense	—	%(k)	—		—	%(k)	—		—
Net expenses	0.80	%(h)	0.78%		0.87	%(j)	0.93	%(j)	0.94%
Waiver/Reimbursement	—		0.06	%(i)	0.03	%(i)	0.03	%(i)	—
Net investment income (loss)	1.23	%(h)	1.11%		1.14%		0.52%		0.69%
Portfolio turnover rate	—		—		—		—		15	%(l)
Net assets, end of period (000)	$1,466,653		$1,347,623		$1,187,622		$1,517,644		$1,393,260

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  The effect of the investment advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was less than $0.01.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Without the effect from the investment advisor's reimbursement for the Fund exceeding certain investment restrictions, total return would have been 4.70%.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.01% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(j)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(k)  Rounds to less than 0.01%.

(l)  Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Focused Equities Fund

Selected data for a share outstanding throughout each period is as follows:

							Year Ended March 31,
Class A Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$21.10		$17.67		$16.79		$12.70		$15.77
Income from Investment Operations:
Net investment loss (c)	(0.04)		(0.05)		(0.06)		(0.08)		(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	0.75		3.48		0.94		4.17		(2.99)
Total from Investment Operations	0.71		3.43		0.88		4.09		(3.07)
Net Asset Value, End of Period	$21.81		$21.10		$17.67		$16.79		$12.70
Total return (d)	3.36	%(e)	19.41	%(e)	5.24	%(e)	32.20	%(e)	(19.47)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.24%		1.22%		1.30%		1.34%		1.37%
Net investment loss (f)	(0.19)%		(0.27)%		(0.37)%		(0.49)%		(0.60)%
Waiver/Reimbursement	0.04%		0.08	%(g)	0.03	%(g)	0.03	%(g)	—
Net assets, end of period (000's)	$2,488,288		$2,061,076		$1,256,948		$1,030,985		$537,958

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Focused Equities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$19.91		$16.80		$16.08		$12.25		$15.33
Income from Investment Operations:
Net investment loss (c)	(0.17)		(0.18)		(0.18)		(0.19)		(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency	0.68		3.29		0.90		4.02		(2.90)
Total from Investment Operations	0.51		3.11		0.72		3.83		(3.08)
Net Asset Value, End of Period	$20.42		$19.91		$16.80		$16.08		$12.25
Total return (d)	2.56	%(e)	18.51	%(e)	4.48	%(e)	31.27	%(e)	(20.09)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.99%		1.97%		2.05%		2.09%		2.12%
Net investment loss (f)	(0.85)%		(1.01)%		(1.12)%		(1.24)%		(1.35)%
Waiver/Reimbursement	0.04%		0.08	%(g)	0.03	%(g)	0.03	%(g)	—
Net assets, end of period (000's)	$348,836		$509,933		$517,489		$576,884		$462,082

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Focused Equities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$19.97		$16.85		$16.13		$12.29		$15.38
Income from Investment Operations:
Net investment loss (c)	(0.18)		(0.19)		(0.18)		(0.19)		(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency	0.70		3.31		0.90		4.03		(2.91)
Total from Investment Operations	0.52		3.12		0.72		3.84		(3.09)
Net Asset Value, End of Period	$20.49		$19.97		$16.85		$16.13		$12.29
Total return (d)	2.60	%(e)	18.52	%(e)	4.46	%(e)	31.24	%(e)	(20.09)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.99%		1.97%		2.05%		2.09%		2.12%
Net investment loss (f)	(0.92)%		(1.01)%		(1.12)%		(1.24)%		(1.35)%
Waiver/Reimbursement	0.04%		0.08	%(g)	0.03	%(g)	0.03	%(g)	—
Net assets, end of period (000's)	$582,805		$532,250		$382,989		$342,885		$175,032

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Focused Equities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$21.45		$17.92		$16.98		$12.81		$15.87
Income from Investment Operations:
Net investment income (loss) (c)	0.01		—	(d)	(0.02)		(0.04)		(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	0.76		3.53		0.96		4.21		(3.01)
Total from Investment Operations	0.77		3.53		0.94		4.17		(3.06)
Net Asset Value, End of Period	$22.22		$21.45		$17.92		$16.98		$12.81
Total return	3.59	%(e)	19.70	%(e)	5.54	%(e)	32.55	%(e)	(19.28)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.99%		0.97%		1.05%		1.09%		1.12%
Net investment income (loss) (f)	0.06%		(0.01)%		(0.12)%		(0.24)%		(0.35)%
Waiver/Reimbursement	0.04%		0.08	%(g)	0.03	%(g)	0.03	%(g)	—
Net assets, end of period (000's)	$1,247,610		$1,022,812		$751,124		$701,306		$384,706

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Had the investment advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%, -% and -% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$17.56		$15.06		$15.04		$9.96		$14.84
Income from Investment Operations:
Net investment loss (c)	(0.12)		(0.13)		(0.14)		(0.13)		(0.10)
Net realized and unrealized gain (loss) on investments	(0.24	)(d)	4.51		0.16		5.21		(4.78)
Total from Investment Operations	(0.36)		4.38		0.02		5.08		(4.88)
Less Distributions Declared to Shareholders:
From net realized gains	(3.41)		(1.88)		—		—		—
Net Asset Value, End of Period	$13.79		$17.56		$15.06		$15.04		$9.96
Total return (e)(f)	(0.03)%		30.90%		0.13%		51.00%		(32.88)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.23	%(g)	1.24%		1.32%		1.38	%(h)	1.40%
Interest expense	—		—		—		—	%(i)	—	%(i)
Net expenses	1.23	%(g)	1.24%		1.32%		1.38	%(h)	1.40%
Net investment income (loss)	(0.81	)%(g)	(0.84)%		(0.96)%		(1.00)%		(0.86)%
Waiver/Reimbursement	0.03%		0.07	%(j)	0.08	%(j)	0.12	%(j)	0.08%
Portfolio turnover rate	—		—		—		40	%(k)	44%
Net assets, end of period (000's)	$207,258		$150,761		$132,400		$212,854		$128,620

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Master Portfolio.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  The reimbursement from the investment advisor had an impact of 0.02%.

(i)  Rounds to less than 0.01%.

(j)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01%, 0.05% and 0.09% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(k)  Amount represents results prior to conversion to a master-feeder structure on November 1, 2003.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$16.21		$14.13		$14.22		$9.49		$14.25
Income from Investment Operations:
Net investment loss (c)	(0.21)		(0.24)		(0.24)		(0.22)		(0.18)
Net realized and unrealized gain (loss) on investments	(0.22	)(d)	4.20		0.15		4.95		(4.58)
Total from Investment Operations	(0.43)		3.96		(0.09)		4.73		(4.76)
Less Distributions Declared to Shareholders:
From net realized gains	(3.29)		(1.88)		—		—		—
Net Asset Value, End of Period	$12.49		$16.21		$14.13		$14.22		$9.49
Total return (e)(f)	(0.69)%		29.92%		(0.63)%		49.84%		(33.40)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.98	%(g)	1.99%		2.07%		2.13	%(h)	2.15%
Interest expense	—		—		—		—	%(i)	—	%(i)
Net expenses	1.98	%(g)	1.99%		2.07%		2.13	%(h)	2.15%
Net investment income (loss)	(1.58	)%(g)	(1.59)%		(1.73)%		(1.75)%		(1.61)%
Waiver/Reimbursement	0.03%		0.07	%(j)	0.08	%(j)	0.12	%(j)	0.08%
Portfolio turnover rate	—		—		—		40	%(k)	44%
Net assets, end of period (000's)	$13,018		$16,229		$16,131		$19,367		$12,567

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Master Portfolio.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  The reimbursement from the investment advisor had an impact of 0.02%.

(i)  Rounds to less than 0.01%.

(j)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01%, 0.05% and 0.09% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(k)  Amount represents results prior to conversion to a master-feeder structure on November 1, 2003.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$16.47		$14.33		$14.42		$9.62		$14.45
Income from Investment Operations:
Net investment loss (c)	(0.21)		(0.24)		(0.24)		(0.22)		(0.18)
Net realized and unrealized gain (loss) on investments	(0.23	)(d)	4.26		0.15		5.02		(4.65)
Total from Investment Operations	(0.44)		4.02		(0.09)		4.80		(4.83)
Less Distributions Declared to Shareholders:
From net realized gains	(3.29)		(1.88)		—		—		—
Net Asset Value, End of Period	$12.74		$16.47		$14.33		$14.42		$9.62
Total return (e)(f)	(0.74)%		29.93%		(0.62)%		49.90%		(33.43)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.98	%(g)	1.99%		2.07%		2.13	%(h)	2.15%
Interest expense	—		—		—		—	%(i)	—	%(i)
Net expenses	1.98	%(g)	1.99%		2.07%		2.13	%(h)	2.15%
Net investment income (loss)	(1.57	)%(g)	(1.59)%		(1.73)%		(1.75)%		(1.61)%
Waiver/Reimbursement	0.03%		0.07	%(j)	0.08	%(j)	0.12	%(j)	0.08%
Portfolio turnover rate	—		—		—		40	%(k)	44%
Net assets, end of period (000's)	$4,998		$4,452		$3,651		$5,454		$3,644

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Master Portfolio.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  The reimbursement from the investment advisor had an impact of 0.02%.

(i)  Rounds to less than 0.01%.

(j)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01%, 0.05% and 0.09% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(k)  Amount represents results prior to conversion to a master-feeder structure on November 1, 2003.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund II

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$18.06		$15.40		$15.35		$10.14		$15.07
Income from Investment Operations:
Net investment loss (c)	(0.08)		(0.10)		(0.11)		(0.10)		(0.07)
Net realized and unrealized gain (loss) on investments	(0.23	)(d)	4.64		0.16		5.31		(4.86)
Total from Investment Operations	(0.31)		4.54		0.05		5.21		(4.93)
Less Distributions Declared to Shareholders:
From net realized gains	(3.45)		(1.88)		—		—		—
Net Asset Value, End of Period	$14.30		$18.06		$15.40		$15.35		$10.14
Total return (e)(f)	0.33%		31.26%		0.33%		51.38%		(32.71)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	0.98	%(g)	0.99%		1.07%		1.13	%(h)	1.15%
Interest expense	—		—		—		—	%(i)	—	%(i)
Net expenses	0.98	%(g)	0.99%		1.07%		1.13	%(h)	1.15%
Net investment income (loss)	(0.56	)%(g)	(0.59)%		(0.73)%		(0.75)%		(0.61)%
Waiver/Reimbursement	0.03%		0.07	%(j)	0.08	%(j)	0.12	%(j)	0.08%
Portfolio turnover rate	—		—		—		40	%(k)	44%
Net assets, end of period (000's)	$378,164		$308,930		$360,975		$509,419		$410,198

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the year due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Master Portfolio.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  The reimbursement from the investment advisor had an impact of 0.02%.

(i)  Rounds to less than 0.01%.

(j)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.01%, 0.05% and 0.09% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

(k)  Amount represents results prior to conversion to a master-feeder structure on November 1, 2003.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Stock Funds, March 31, 2007

Note 1. Organization

Columbia Funds Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the following series of the Trust (each a "Fund" and collectively, the "Funds"):

Columbia Asset Allocation Fund II

Columbia Marsico Growth Fund

Columbia Large Cap Core Fund

Columbia Marsico Focused Equities Fund

Columbia Small Cap Growth Fund II

As of the close of business on September 22, 2006, Columbia Small Company Equity Fund, a series of Columbia Funds Series Trust I, merged into Columbia Small Cap Growth Fund II.

Investment Goals

Columbia Asset Allocation Fund II seeks to obtain long-term growth from capital appreciation, and dividend and interest income. Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund each seek long term growth of capital. Columbia Small Cap Growth Fund II seeks long term growth of capital by investing primarily in equity securities. Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund and Columbia Small Cap Growth Fund II (the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in Columbia Marsico Growth Master Portfolio, Columbia Large Cap Core Master Portfolio, Columbia Marsico Focused Equities Master Portfolio and Columbia Small Cap Growth Master Portfolio, respectively (the "Master Portfolios"). The Master Portfolios are each a series of Columbia Funds Master Investment Trust, LLC (the "Master Trust"). Each Master Portfolio has the same investment objective as its corresponding Feeder Fund. The values of the Feeder Funds' investments in their respective Master Portfolios included in the Statements of Assets and Liabilities reflect the Feeder Funds' proportionate amount of beneficial interest in the net assets of the respective Master Portfolios (98.7% for Columbia Marsico Growth Master Portfolio, 99.3% for Columbia Large Cap Core Master Portfolio, 99.7% for Columbia Marsico Focused Equities Master Portfolio and 99.0% for Columbia Small Cap Growth Master Portfolio at March 31, 2007). The financial statements of the Master Portfolios, including their investment portfolios, are included elsewhere within this report and should be read in conjunction with the Feeder Funds' financial statements. Other funds that are managed by Columbia Management Advisors, LLC, not registered under the 1940 Act, and whose financial statements are not presented here, also invest in the Master Portfolios.

Fund Shares

The Trust may issue an unlimited number of shares. Columbia Asset Allocation Fund II, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, and Columbia Small Cap Growth Fund II each offer four classes of shares: Class A, Class B, Class C and Class Z shares. Columbia Marsico Growth Fund offers five classes of shares: Class A, Class B, Class C, Class R and Class Z shares. Each share class has its own expense structure and, as applicable, sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares generally will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Funds' prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Stock Funds, March 31, 2007

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets. Debt securities generally are valued by pricing services approved by the Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Investments for which market quotations are not readily available, or quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

Similar policies are followed by the Master Portfolios in which the Feeder Funds invest. See the Notes to Financial Statements for the Master Portfolios included elsewhere in this report for the Master Portfolios' valuation policies.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Funds' financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Delayed Delivery Securities

Columbia Asset Allocation Fund II may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

Columbia Asset Allocation Fund II may invest in Treasury Inflation Protected Securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid.

Repurchase Agreements

Columbia Asset Allocation Fund II may engage in repurchase agreement transactions with institutions determined to be creditworthy by Columbia Management Advisors, LLC ("Columbia"), the Funds' investment advisor. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Stock Funds, March 31, 2007

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statements of Operations.

Income Recognition

Interest income is recorded on an accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If a Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations), and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis based on the relative net assets of each class for purposes of determining the net asset value of each class.

The Feeder Funds record their proportionate share of investment income, realized and unrealized gains and losses and expenses reported by the Master Portfolios on a daily basis. The investment income, realized and unrealized gains and losses and expenses are allocated daily to investors of the Master Portfolios based upon the relative value of their investment in the Master Portfolios.

Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for Columbia Asset Allocation Fund II. Dividends from net investment income, if any, are declared and paid annually by the remaining Funds. Net realized capital gains, if any, are distributed at least annually for all Funds.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, because this would involve future claims against the Fund. Also, under the Funds' organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Stock Funds, March 31, 2007

For the year ended March 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for distribution classifications, net operating loss reclassifications, allocations from master portfolios, redemption based payments treated as dividend paid deduction, discount accretion reclassifications, foreign currency transactions and REIT adjustments were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed / (Overdistributed) Net Investment Income (Loss)	Accumulated Net Realized Gain/Loss	Paid-In Capital
Columbia Asset Allocation Fund II	$(1)	$(19)	$20
Columbia Marsico Growth Fund	2,372,824	(2,981,229)	608,405
Columbia Large Cap Core Fund	4,897	(459,721)	454,824
Columbia Marsico Focused Equities Fund	12,083,552	(1,838,023)	(10,245,529)
Columbia Small Cap Growth Fund II	3,503,388	(4,473,556)	970,168

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2007 and March 31, 2006 was as follows:

	3/31/07		3/31/06
	Ordinary Income *	Long-Term Capital Gains	Ordinary Income *	Long-Term Capital Gains
Columbia Asset Allocation Fund II	$2,909,159	—	$2,339,308	$—
Columbia Marsico Growth Fund	—	—	—	—
Columbia Large Cap Core Fund	15,573,123	—	16,003,242	—
Columbia Marsico Focused Equities Fund	—	—	—	—
Columbia Small Cap Growth Fund II	9,984,992	97,990,247	—	49,900,373

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia Asset Allocation Fund II	$118,538	$—	$25,175,996
Columbia Marsico Growth Fund	—	—	990,282,152
Columbia Large Cap Core Fund	7,923,504	22,542,099	224,933,974
Columbia Marsico Focused Equities Fund	—	—	1,081,385,392
Columbia Small Cap Growth Fund II	9,545,497	18,270,304	71,015,027

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, non-deductible deferred trustees' fees and discount accretion adjustments.

Stock Funds, March 31, 2007

Unrealized appreciation and depreciation at March 31, 2007, based on cost of investments for federal income tax purposes was:

	Unrealized Appreciation		Unrealized Depreciation		Net Unrealized Appreciation
Columbia Asset Allocation Fund II	$26,800,449		$(1,624,453)		$25,175,996
Columbia Marsico Growth Fund	—	*	—	*	—	*
Columbia Large Cap Core Fund	—	*	—	*	—	*
Columbia Marsico Focused Equities Fund	—	*	—	*	—	*
Columbia Small Cap Growth Fund II	—	*	—	*	—	*

*  See corresponding Master Portfolio's notes to financial statements for tax basis information.

The following capital loss carryforwards, determined as of March 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Expiring in 2008	Expiring in 2009	Expiring in 2010	Expiring in 2011	Expiring in 2012	Expiring in 2013	Total
Columbia Asset Allocation Fund II	$—	$—	$—	$—	$8,566,692	$—	$8,566,692
Columbia Marsico Growth Fund	1,479,676	1,479,676	66,806,078	61,903,630	—	30,480,049	162,149,109
Columbia Marsico Focused Equities Fund	—	—	61,296,471	145,695,377	—	732,294	207,724,142

Capital loss carryforwards were utilized or expired during the year ended March 31, 2007 as follows:

Capital losses Utilized/ Expired
Columbia Asset Allocation Fund II	$8,446,894
Columbia Marsico Growth Fund	6,981,890
Columbia Large Cap Core Fund	73,115,507
Columbia Marsico Focused Equities Fund	112,721,953

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2007, post-October capital losses of $1,826,145 attributed to security transactions were deferred to April 1, 2007 for Columbia Marsico Growth Fund.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Funds and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on each Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Columbia Asset Allocation Fund II and the Master Portfolios. Columbia receives an investment advisory fee from Columbia Asset Allocation Fund II, calculated daily and payable monthly, at the annual rate of 0.60% of the Fund's average daily net assets.

The Feeder Funds indirectly pay for investment advisory and sub-advisory services through their investments in their

Stock Funds, March 31, 2007

corresponding Master Portfolios (See Note 4 of Notes to Financial Statements of the Master Portfolios).

Administration Fee

Columbia provides administrative and other services to the Funds. Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly, based on the Funds' average daily net assets at the annual rates listed below less the fees payable by the Funds under the agreements described in the Pricing and Bookkeeping Fees note below:

Administration Fee Rate
Columbia Asset Allocation Fund II	0.120%
Columbia Marsico Growth Fund	0.120%
Columbia Large Cap Core Fund	0.120%
Columbia Marsico Focused Equities Fund	0.120%
Columbia Small Cap Growth Fund II*	0.067%

*  Prior to September 25, 2006, this fee rate was 0.120%. For the year ended March 31, 2007, the effective administrative fee rate was 0.088%.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Funds entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Funds. Also effective December 15, 2006, the Funds entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly. In addition, Columbia Asset Allocation Fund II pays a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for Columbia Asset Allocation Fund II shall not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Columbia Asset Allocation Fund II reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses. In addition, under the Services Agreement, the Funds reimburse Columbia for services related to the requirements of the Sarbanes-Oxley Act of 2002. The fees for these services are included in "Administration fee" on the Statements of Operations.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under its pricing and bookkeeping agreement with the Funds, Columbia was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Funds also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended March 31, 2007, the total amounts paid to affiliates by the Funds under these agreements are as follows:

Columbia Asset Allocation Fund II	$64,984
Columbia Marsico Growth Fund	28,500
Columbia Large Cap Core Fund	28,500
Columbia Marsico Focused Equities Fund	28,500
Columbia Small Cap Growth Fund II	28,500

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned

Stock Funds, March 31, 2007

subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent has voluntarily agreed to waive a portion of its fees, for accounts other than omnibus accounts, so that transfer agent fees (exclusive of out-of-pocket expenses and sub-transfer agent fees) will not exceed 0.02% annually for each Fund. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

For the year ended March 31, 2007, the effective transfer agent fee rates for the Funds, inclusive of out-of-pocket expenses and sub-transfer agent fees and net of fee waivers, as a percentage of each Fund's average daily net assets, were as follows:

Transfer Agent Fee Rate
Columbia Asset Allocation Fund II	0.05%
Columbia Marsico Growth Fund	0.09%
Columbia Large Cap Core Fund	0.06%
Columbia Marsico Focused Equities Fund	0.09%
Columbia Small Cap Growth Fund II	0.07%

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Funds' shares. For the year ended March 31, 2007, the Distributor has retained net underwriting discounts and net contingent deferred sales charges ("CDSC") as follows:

	Front End Sales Charge	CDSC
	Class A	Class A	Class B	Class C
Columbia Asset Allocation Fund II	$5,780	$—	$15,969	$570
Columbia Marsico Growth Fund	293,009	—	223,664	145,140
Columbia Large Cap Core Fund	9,738	—	12,538	3
Columbia Marsico Focused Equities Fund	181,454	—	390,545	76,216
Columbia Small Cap Growth Fund II	10,204	—	21,722	513

The Trust has adopted shareholder servicing plans ("Servicing Plans") and distribution plans ("Distribution Plans") for the Class B and Class C shares of each Fund and a combined distribution and shareholder servicing plan for Class A shares of each Fund. The Trust has also adopted a distribution plan for Class R shares of Columbia Marsico Growth Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

Stock Funds, March 31, 2007

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C
Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%
Class R Distribution Plan	0.50%	0.50%

Expense Limits and Fee Reimbursements

Columbia has contractually agreed to waive fees and/or reimburse expenses for Columbia Small Cap Growth Fund II through July 31, 2007, so that total expenses (excluding interest expense and shareholder servicing and distribution fees) will not exceed 1.15% annually of the Fund's average daily net assets. There is no guarantee that this expense limitation will continue after July 31, 2007.

Columbia is entitled to recover from Columbia Small Cap Growth Fund II any fees waived or expenses reimbursed by Columbia during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the Fund to exceed the expense limitations in effect at the time of recovery.

At March 31, 2007, the amount potentially recoverable by Columbia from Columbia Small Cap Growth Fund II pursuant to this arrangement is $335,159, expiring March 31, 2008.

Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" in the Statements of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" in the Statements of Assets and Liabilities.

As a result of fund mergers, certain funds assumed the assets and liabilities of the deferred compensation plan of an acquired fund. The deferred compensation plan of the acquired fund may be terminated at any time. Benefits under this deferred compensation plan are paid solely out of the Fund's assets.

Note 5. Portfolio Information

For the year ended March 31, 2007, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S Government Securities				Other Investment Securities
	Purchases		Sales		Purchases		Sales
Columbia Asset Allocation Fund II	$30,387,840		$27,559,059		$57,969,718		$83,064,182
Columbia Marsico Growth Fund	—	*	—	*	—	*	—	*
Columbia Large Cap Core Fund	—	*	—	*	—	*	—	*
Columbia Marsico Focused Equities Fund	—	*	—	*	—	*	—	*
Columbia Small Cap Growth Fund II	—	*	—	*	—	*	—	*

*  See corresponding Master Trust notes to financial statements for purchase and sales information.

Stock Funds, March 31, 2007

Note 6. Shares of Beneficial Interest

An unlimited number of shares of beneficial interest without par value are authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify shares into one or more additional classes or series of shares.

Class B shares generally convert to Class A shares as follows:

Class B shares purchased:	Will convert to Class A shares after:
– after November 15, 1998	Eight years
– between August 1, 1997 and November 15, 1998
$0 - $249,999	Nine years
$250,000 - $499,999	Six years
$500,000 - $999,999	Five years
– before August 1, 1997	Nine years

As of March 31, 2007, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The percentage of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Asset Allocation Fund II	13.4
Columbia Marsico Growth Fund	21.8
Columbia Large Cap Core Fund	60.5
Columbia Marsico Focused Equities Fund	13.2
Columbia Small Cap Growth Fund II	46.5

As of March 31, 2007, several of the Funds had shareholders that held greater than 5% of the shares outstanding over which BOA and/or its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

	# of Shareholders	% of Shares Outstanding Held
Columbia Marsico Growth Fund	2	30.2
Columbia Large Cap Core Fund	2	12.6
Columbia Marsico Focused Equities Fund	3	23.9

Note 7. Line of Credit

The Funds and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned among each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each of the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statements of Operations.

For the year ended March 31, 2007, Columbia Asset Allocation Fund II borrowed under these arrangements with an average daily loan balance outstanding of $2,000,000 at a weighted average interest rate of 5.56%.

Stock Funds, March 31, 2007

Note 8. Securities Lending

Columbia Asset Allocation Fund II commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral. For the year ended March 31, 2007, Columbia Asset Allocation Fund II did not lend any securities.

Note 9. Disclosure of Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004,

Stock Funds, March 31, 2007

the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action—Mehta v AIG Sun America Life Assurance Company—involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

Stock Funds, March 31, 2007

Note 10. Business Combinations and Mergers

As of the close of business on September 22, 2006, Columbia Small Company Equity Fund merged into Columbia Small Cap Growth Fund II. Columbia Small Cap Growth Fund II received a tax-free transfer of assets from Columbia Small Company Equity Fund as follows:

Shares Issued	Net Assets Received	Unrealized Depreciation *
$13,634,952	$184,102,330	$(11,128,807)
Net Assets of Columbia Small Cap Growth Fund II Prior to Combination	Net Assets of Columbia Small Company Equity Fund Immediately Prior to Combination	Net Assets of Columbia Small Cap Growth Fund II Immediately After Combination
$386,854,349	$184,102,330	$570,956,679

*  Unrealized depreciation is included in the respective Net Assets Received.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Asset Allocation Fund II, Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund and Columbia Small Cap Growth Fund II (constituting part of Columbia Funds Series Trust, hereafter referred to as the "Funds") at March 31, 2007, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 25, 2007

Unaudited Information

Federal Income Tax Information – Stock Funds

Columbia Asset Allocation Fund II

For non-corporate shareholders 62.54% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2006 to March 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

61.91% of the ordinary income earned by the Fund, for the year ended March 31, 2007, qualifies for the corporate dividends received deduction.

Columbia Large Cap Core Fund

For the fiscal year ended March 31, 2007, the Fund designates long term capital gains of $23,000,000.

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2006 to March 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

100.00% of the ordinary income earned by the Fund, for the year ended March 31, 2007, qualifies for the corporate dividends received deduction.

Columbia Small Cap Growth Fund II

For the fiscal year ended March 31, 2007, the Fund designates long-term capital gains of $67,000,000.

For non-corporate shareholders 20.67% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2006 to March 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

20.91% of the ordinary income earned by the Fund, for the year ended March 31, 2007, qualifies for the corporate dividends received deduction.

Columbia Funds Master Investment Trust, LLC

Columbia Marsico Growth Master Portfolio, Columbia Large Cap Core Master Portfolio, Columbia Marsico Focused Equities Master Portfolio and Columbia Small Cap Growth Master Portfolio Annual Reports

March 31, 2007

The following pages should be read in conjunction with Columbia Marsico Growth Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund and Columbia Small Cap Growth Fund II Annual Reports.

Investment Portfolio – Columbia Marsico Growth Master Portfolio, March 31, 2007

Common Stocks – 90.0%

	Shares	Value ($)
Consumer Discretionary – 22.8%
Automobiles – 2.8%
Toyota Motor Corp., ADR	1,258,014	161,227,074
Automobiles Total		161,227,074
Hotels, Restaurants & Leisure – 10.3%
Four Seasons Hotels, Inc.	208,909	16,775,393
Las Vegas Sands Corp. (a)	1,630,827	141,245,926
MGM Mirage (a)	2,253,774	156,682,369
Starbucks Corp. (a)	2,934,874	92,037,649
Station Casinos, Inc.	414,194	35,856,775
Wynn Resorts Ltd.	763,505	72,426,084
Yum! Brands, Inc.	1,418,607	81,938,740
Hotels, Restaurants & Leisure Total		596,962,936
Media – 3.5%
Comcast Corp., Class A (a)	7,847,553	203,644,001
Media Total		203,644,001
Multiline Retail – 3.9%
Federated Department Stores, Inc.	2,781,366	125,300,538
Target Corp.	1,665,542	98,700,019
Multiline Retail Total		224,000,557
Specialty Retail – 2.3%
Lowe's Companies, Inc.	4,133,627	130,167,914
Specialty Retail Total		130,167,914
Consumer Discretionary Total		1,316,002,482
Consumer Staples – 5.0%
Beverages – 1.4%
Heineken NV, ADR	3,077,534	80,477,514
Beverages Total		80,477,514
Household Products – 3.6%
Procter & Gamble Co.	3,310,283	209,077,474
Household Products Total		209,077,474
Consumer Staples Total		289,554,988
Energy – 1.8%
Energy Equipment & Services – 1.8%
Schlumberger Ltd.	1,502,208	103,802,573
Energy Equipment & Services Total		103,802,573
Energy Total		103,802,573

	Shares	Value ($)
Financials – 16.2%
Capital Markets – 8.8%
Goldman Sachs Group, Inc.	985,735	203,682,423
Lehman Brothers Holdings, Inc.	2,140,263	149,968,228
UBS AG, Registered Shares	2,610,416	155,137,023
Capital Markets Total		508,787,674
Commercial Banks – 4.6%
China Merchants Bank Co., Ltd., Class H (a)	5,091,500	10,282,699
Industrial & Commercial Bank of China, Class H (a)	217,584,000	121,970,682
Wells Fargo & Co.	3,921,535	135,018,450
Commercial Banks Total		267,271,831
Diversified Financial Services – 1.7%
Citigroup, Inc.	1,838,731	94,400,450
Diversified Financial Services Total		94,400,450
Real Estate Investment Trusts (REITs) – 0.3%
KKR Financial Corp.	640,496	17,568,805
Real Estate Investment Trusts (REITs) Total		17,568,805
Real Estate Management & Development – 0.8%
CB Richard Ellis Group, Inc., Class A (a)	451,193	15,421,777
St. Joe Co.	584,349	30,567,296
Real Estate Management & Development Total		45,989,073
Financials Total		934,017,833
Health Care – 12.9%
Biotechnology – 6.2%
Amylin Pharmaceuticals, Inc. (a)	1,597,073	59,666,648
Genentech, Inc. (a)	2,777,392	228,079,431
Genzyme Corp. (a)	1,125,660	67,562,113
Biotechnology Total		355,308,192
Health Care Providers & Services – 6.7%
UnitedHealth Group, Inc.	7,262,100	384,673,437
Health Care Providers & Services Total		384,673,437
Health Care Total		739,981,629
Industrials – 16.9%
Aerospace & Defense – 8.9%
Boeing Co.	1,128,075	100,297,148
General Dynamics Corp.	2,056,851	157,143,416
Lockheed Martin Corp.	1,750,695	169,852,429
United Technologies Corp.	1,282,227	83,344,755
Aerospace & Defense Total		510,637,748

See Accompanying Notes to Financial Statements.

Columbia Marsico Growth Master Portfolio, March 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Air Freight & Logistics – 2.4%
FedEx Corp.	1,309,872	140,719,549
Air Freight & Logistics Total		140,719,549
Road & Rail – 5.6%
Burlington Northern Santa Fe Corp.	2,409,540	193,799,302
Union Pacific Corp.	1,275,372	129,514,027
Road & Rail Total		323,313,329
Industrials Total		974,670,626
Information Technology – 6.4%
Communications Equipment – 2.0%
Cisco Systems, Inc. (a)	4,481,336	114,408,508
Communications Equipment Total		114,408,508
Internet Software & Services – 0.9%
Google, Inc., Class A (a)	116,163	53,221,240
Internet Software & Services Total		53,221,240
IT Services – 1.8%
Mastercard, Inc., Class A	992,603	105,454,143
IT Services Total		105,454,143
Semiconductors & Semiconductor Equipment – 1.7%
Intel Corp.	5,048,863	96,584,749
Semiconductors & Semiconductor Equipment Total		96,584,749
Information Technology Total		369,668,640
Materials – 3.3%
Chemicals – 3.3%
Monsanto Co.	2,508,339	137,858,311
Praxair, Inc.	815,410	51,338,214
Chemicals Total		189,196,525
Materials Total		189,196,525
Telecommunication Services – 4.1%
Diversified Telecommunication Services – 0.9%
AT&T, Inc.	1,222,572	48,206,014
Diversified Telecommunication Services Total		48,206,014
Wireless Telecommunication Services – 3.2%
America Movil SA de CV, ADR, Series L	1,652,816	78,988,077
China Mobile Ltd.	11,742,925	106,856,334
Wireless Telecommunication Services Total		185,844,411
Telecommunication Services Total		234,050,425

	Shares	Value ($)
Utilities – 0.6%
Independent Power Producers & Energy Traders – 0.6%
NRG Energy, Inc. (a)	451,056	32,494,074
Independent Power Producers & Energy Traders Total		32,494,074
Utilities Total		32,494,074
Total Common Stocks (cost of $4,253,464,331)		5,183,439,795

Convertible Bonds – 1.4%

	Par ($)
Consumer Cyclical – 1.4%
Lodging – 1.4%
Wynn Resorts, Ltd.
6.000% 07/15/15	20,000,000	82,675,000
Lodging Total		82,675,000
Consumer Cyclical Total		82,675,000
Total Convertible Bonds (Cost of $19,694,669)		82,675,000

Short-Term Obligation – 7.8%

Repurchase agreement with Fixed Income Clearing Corp., dated 03/30/07, due on 04/02/07, at 5.260%, collateralized by various U.S. Agency Obligations maturing through 04/18/11, market value of $460,218,750 (repurchase proceeds $451,392,774)	451,195,000	451,195,000
Total Short-Term Obligation (Cost of $451,195,000)		451,195,000
Total Investments – 99.2% (Cost of $4,724,354,000)(b)		5,717,309,795
Other Assets & Liabilities, Net – 0.8%		45,956,269
Net Assets – 100.0%		$5,763,266,064

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $4,727,027,643.

See Accompanying Notes to Financial Statements.

Columbia Marsico Growth Master Portfolio, March 31, 2007

At March 31, 2007, the Master Portfolio held investments in the following sectors:

Sector (unaudited)	% of Net Assets
Consumer Discretionary	22.8
Industrials	16.9
Financials	16.2
Health Care	12.9
Information Technology	6.4
Consumer Staples	5.0
Telecommunication Services	4.1
Materials	3.3
Energy	1.8
Consumer Cyclical	1.4
Utilities	0.6
91.4
Short-Term Obligation	7.8
Other Assets & Liabilities, Net	0.8
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Large Cap Core Master Portfolio, March 31, 2007

Common Stocks – 99.5%

	Shares	Value ($)
Consumer Discretionary – 11.1%
Hotels, Restaurants & Leisure – 2.0%
McDonald's Corp.	455,055	20,500,228
Starwood Hotels & Resorts Worldwide, Inc.	211,990	13,747,551
Hotels, Restaurants & Leisure Total		34,247,779
Leisure Equipment & Products – 0.2%
Mattel, Inc.	148,620	4,097,453
Leisure Equipment & Products Total		4,097,453
Media – 4.7%
CBS Corp., Class B	355,127	10,863,335
EchoStar Communications Corp., Class A (a)	123,380	5,358,394
Hearst-Argyle Television, Inc. (b)	161,502	4,391,239
News Corp., Class A	734,175	16,974,126
Regal Entertainment Group, Class A	279,290	5,549,492
Time Warner, Inc.	1,315,290	25,937,519
Viacom, Inc., Class B (a)	267,844	11,011,067
Media Total		80,085,172
Multiline Retail – 2.7%
Federated Department Stores, Inc.	458,018	20,633,711
Kohl's Corp. (a)	233,250	17,869,283
Nordstrom, Inc.	134,042	7,096,183
Multiline Retail Total		45,599,177
Specialty Retail – 0.5%
Office Depot, Inc. (a)	264,283	9,286,905
Specialty Retail Total		9,286,905
Textiles, Apparel & Luxury Goods – 1.0%
Coach, Inc. (a)(c)	184,730	9,245,736
Polo Ralph Lauren Corp. (b)	83,910	7,396,667
Textiles, Apparel & Luxury Goods Total		16,642,403
Consumer Discretionary Total		189,958,889
Consumer Staples – 10.1%
Beverages – 3.1%
Coca-Cola Co.	532,572	25,563,456
Diageo PLC, ADR	181,270	14,673,806
PepsiCo, Inc.	212,909	13,532,496
Beverages Total		53,769,758
Food & Staples Retailing – 0.8%
CVS Corp.	400,433	13,670,769
Food & Staples Retailing Total		13,670,769

	Shares	Value ($)
Food Products – 0.4%
Kraft Foods, Inc., Class A (b)	208,719	6,608,044
Food Products Total		6,608,044
Household Products – 4.1%
Colgate-Palmolive Co.	318,006	21,239,621
Kimberly-Clark Corp.	162,362	11,120,173
Procter & Gamble Co.	595,493	37,611,338
Household Products Total		69,971,132
Personal Products – 0.9%
Avon Products, Inc.	425,140	15,840,716
Personal Products Total		15,840,716
Tobacco – 0.8%
Altria Group, Inc.	148,497	13,039,522
Tobacco Total		13,039,522
Consumer Staples Total		172,899,941
Energy – 10.0%
Energy Equipment & Services – 2.6%
Halliburton Co.	450,628	14,302,933
Noble Corp.	140,900	11,086,012
Tidewater, Inc. (b)	165,140	9,673,901
Weatherford International Ltd. (a)	195,694	8,825,800
Energy Equipment & Services Total		43,888,646
Oil, Gas & Consumable Fuels – 7.4%
Chevron Corp. (b)	463,940	34,313,003
EOG Resources, Inc.	124,518	8,883,114
Exxon Mobil Corp.	595,000	44,892,750
Hess Corp. (c)	276,060	15,313,048
Valero Energy Corp. (c)	190,762	12,302,241
XTO Energy, Inc.	193,773	10,620,698
Oil, Gas & Consumable Fuels Total		126,324,854
Energy Total		170,213,500
Financials – 21.4%
Capital Markets – 3.6%
A.G. Edwards, Inc. (b)	149,660	10,353,479
Affiliated Managers Group, Inc. (a)(b)	56,180	6,087,103
Goldman Sachs Group, Inc. (c)	41,843	8,646,019
Lazard Ltd., Class A (b)(c)	239,761	12,031,207
Merrill Lynch & Co., Inc.	170,316	13,909,708
State Street Corp. (b)(c)	166,520	10,782,170
Capital Markets Total		61,809,686

See Accompanying Notes to Financial Statements.

Columbia Large Cap Core Master Portfolio, March 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Commercial Banks – 3.7%
Cullen/Frost Bankers, Inc. (b)	76,470	4,001,675
PNC Financial Services Group, Inc.	295,095	21,237,987
TCF Financial Corp. (b)	360,000	9,489,600
U.S. Bancorp (b)	582,174	20,358,625
Wachovia Corp.	150,105	8,263,280
Commercial Banks Total		63,351,167
Consumer Finance – 0.8%
American Express Co.	250,727	14,141,003
Consumer Finance Total		14,141,003
Diversified Financial Services – 6.2%
Citigroup, Inc.	1,033,564	53,063,176
JPMorgan Chase & Co.	938,195	45,389,874
Nasdaq Stock Market, Inc. (a)	248,514	7,308,797
Diversified Financial Services Total		105,761,847
Insurance – 5.8%
ACE Ltd.	371,354	21,189,459
American International Group, Inc.	144,568	9,717,861
Axis Capital Holdings Ltd. (b)	302,843	10,254,264
Hartford Financial Services Group, Inc.	168,378	16,093,569
MetLife, Inc.	171,011	10,799,345
Principal Financial Group, Inc.	140,353	8,402,934
Prudential Financial, Inc.	134,315	12,123,272
UnumProvident Corp.	445,308	10,255,443
Insurance Total		98,836,147
Thrifts & Mortgage Finance – 1.3%
Fannie Mae	252,280	13,769,442
Freddie Mac	82,000	4,878,180
PMI Group, Inc. (c)	90,019	4,070,659
Thrifts & Mortgage Finance Total		22,718,281
Financials Total		366,618,131
Health Care – 11.6%
Biotechnology – 1.2%
Amgen, Inc. (a)	127,483	7,123,750
Genentech, Inc. (a)	79,667	6,542,254
Vertex Pharmaceuticals, Inc. (a)(b)(c)	261,182	7,323,543
Biotechnology Total		20,989,547
Health Care Equipment & Supplies – 1.0%
Cytyc Corp. (a)	176,650	6,043,196
Zimmer Holdings, Inc. (a)	136,090	11,623,447
Health Care Equipment & Supplies Total		17,666,643

	Shares	Value ($)
Health Care Providers & Services – 3.3%
CIGNA Corp.	104,125	14,854,472
Coventry Health Care, Inc. (a)	187,390	10,503,210
Laboratory Corp. of America Holdings (a)	119,111	8,651,032
Manor Care, Inc. (b)	196,605	10,687,448
McKesson Corp. (b)	193,681	11,338,086
Health Care Providers & Services Total		56,034,248
Life Sciences Tools & Services – 0.7%
Waters Corp. (a)(b)	192,642	11,173,236
Life Sciences Tools & Services Total		11,173,236
Pharmaceuticals – 5.4%
Abbott Laboratories	403,840	22,534,272
Johnson & Johnson	522,965	31,513,871
Merck & Co., Inc.	420,240	18,562,001
Pfizer, Inc.	786,960	19,878,609
Pharmaceuticals Total		92,488,753
Health Care Total		198,352,427
Industrials – 10.5%
Aerospace & Defense – 4.1%
General Dynamics Corp. (c)	172,140	13,151,496
Honeywell International, Inc.	313,330	14,431,980
Precision Castparts Corp. (b)(c)	196,390	20,434,379
United Technologies Corp.	333,010	21,645,650
Aerospace & Defense Total		69,663,505
Commercial Services & Supplies – 3.1%
Dun & Bradstreet Corp.	153,260	13,977,312
Equifax, Inc. (b)	324,700	11,835,315
Monster Worldwide, Inc. (a)	101,800	4,822,266
Republic Services, Inc. (b)	298,122	8,293,754
Waste Management, Inc.	414,544	14,264,459
Commercial Services & Supplies Total		53,193,106
Electrical Equipment – 0.5%
Emerson Electric Co.	191,360	8,245,703
Electrical Equipment Total		8,245,703
Industrial Conglomerates – 1.4%
General Electric Co.	689,270	24,372,587
Industrial Conglomerates Total		24,372,587
Machinery – 1.4%
Danaher Corp.	109,019	7,789,408
Eaton Corp.	96,355	8,051,424
ITT Corp.	133,245	8,037,338
Machinery Total		23,878,170
Industrials Total		179,353,071

See Accompanying Notes to Financial Statements.

Columbia Large Cap Core Master Portfolio, March 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Information Technology – 14.8%
Communications Equipment – 2.3%
Alcatel-Lucent, ADR	398,521	4,710,518
Cisco Systems, Inc. (a)	1,335,664	34,099,502
Communications Equipment Total		38,810,020
Computers & Peripherals – 4.8%
Apple, Inc. (a)(c)	169,648	15,761,996
EMC Corp.	445,378	6,168,485
Hewlett-Packard Co.	827,775	33,226,888
International Business Machines Corp.	289,957	27,331,347
Computers & Peripherals Total		82,488,716
Electronic Equipment & Instruments – 0.6%
Agilent Technologies, Inc. (a)	295,463	9,954,148
Electronic Equipment & Instruments Total		9,954,148
Internet Software & Services – 1.0%
Akamai Technologies, Inc. (a)(c)	163,460	8,159,923
Google, Inc., Class A (a)	19,234	8,812,250
Internet Software & Services Total		16,972,173
IT Services – 0.6%
Accenture Ltd., Class A	114,671	4,419,420
Paychex, Inc.	168,340	6,375,036
IT Services Total		10,794,456
Semiconductors & Semiconductor Equipment – 3.0%
ASML Holding N.V., N.Y. Shares (a)(b)	444,240	10,994,940
Linear Technology Corp. (b)(c)	256,409	8,099,960
MEMC Electronic Materials, Inc. (a)(c)	169,252	10,253,286
NVIDIA Corp. (a)	295,178	8,495,223
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	748,034	8,041,366
Texas Instruments, Inc.	153,513	4,620,741
Semiconductors & Semiconductor Equipment Total		50,505,516
Software – 2.5%
Adobe Systems, Inc. (a)	199,584	8,322,653
Autodesk, Inc. (a)	198,260	7,454,576
Microsoft Corp. (c)	991,417	27,630,792
Software Total		43,408,021
Information Technology Total		252,933,050
Materials – 3.0%
Chemicals – 1.6%
Dow Chemical Co. (b)	225,470	10,340,054
Praxair, Inc.	260,116	16,376,904
Chemicals Total		26,716,958

	Shares	Value ($)
Construction Materials – 0.6%
Vulcan Materials Co. (c)	95,000	11,065,600
Construction Materials Total		11,065,600
Containers & Packaging – 0.5%
Packaging Corp. of America	368,520	8,991,888
Containers & Packaging Total		8,991,888
Metals & Mining – 0.3%
Companhia Vale do Rio Doce, ADR	144,374	5,340,394
Metals & Mining Total		5,340,394
Materials Total		52,114,840
Telecommunication Services – 3.3%
Diversified Telecommunication Services – 2.8%
AT&T, Inc.	367,180	14,477,907
Citizens Communications Co.	645,674	9,652,826
Time Warner Telecom, Inc., Class A (a)	208,689	4,334,471
Verizon Communications, Inc.	537,640	20,387,309
Diversified Telecommunication Services Total		48,852,513
Wireless Telecommunication Services – 0.5%
Sprint Nextel Corp.	412,653	7,823,901
Wireless Telecommunication Services Total		7,823,901
Telecommunication Services Total		56,676,414
Utilities – 3.7%
Electric Utilities – 2.0%
Entergy Corp.	162,669	17,067,232
FPL Group, Inc.	279,620	17,104,355
Electric Utilities Total		34,171,587
Independent Power Producers & Energy Traders – 0.2%
Mirant Corp. (a)	106,605	4,313,238
Independent Power Producers & Energy Traders Total		4,313,238
Multi-Utilities – 1.5%
PG&E Corp. (b)	281,997	13,611,995
Public Service Enterprise Group, Inc.	137,368	11,407,039
Multi-Utilities Total		25,019,034
Utilities Total		63,503,859
Total Common Stocks (Cost of $1,475,567,930)		1,702,624,122

See Accompanying Notes to Financial Statements.

Columbia Large Cap Core Master Portfolio, March 31, 2007

Securities Lending Collateral – 6.5%
	Shares	Value ($)
State Street Navigator Securities Lending Prime Portfolio (d)	110,263,409	110,263,409
Total Securities Lending Collateral (Cost of $110,263,409)		110,263,409

Short-Term Obligation – 0.5%

	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/30/07, due on 04/02/07, at 5.260%, collateralized by a U.S. Agency Obligation maturing 06/15/08, market value of $9,381,488 (repurchase proceeds $9,199,030)	9,195,000	9,195,000
Total Short-Term Obligation (Cost of $9,195,000)		9,195,000
Total Investments – 106.5% (Cost of $1,595,026,339)(e)		1,822,082,531
Other Assets & Liabilities, Net – (6.5)%		(110,677,836)
Net Assets – 100.0%		$1,711,404,695

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at March 31, 2007. The market value of securities on loan at March 31, 2007 is $107,738,264.

(c)  Security or a portion thereof pledged as collateral for written option contracts.

(d)  Investment made with cash collateral received from securities lending activity.

(e)  Cost for federal income tax purposes is $1,597,148,557.

For the year ended March 31, 2007, transactions in written options were as follows:

	Number of contracts	Premium received
Options outstanding at March 31, 2006	–	$–
Options written	18,056	2,626,882
Options terminated in closing purchase transactions	(940)	(702,158)
Options exercised	(1,250)	(192,744)
Options expired	(5,306)	(550,105)
Options outstanding at March 31, 2007	10,560	$1,181,875

At March 31, 2007, the Fund held the following written call options:

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Akamai Technologies, Inc.	$60.0	650	05/19/07	$72,798	$29,250
Apple, Inc.	105.0	930	07/21/07	239,003	297,600
Coach, Inc.	52.5	515	05/19/07	75,704	74,675
General Dynamics Corp.	85.0	1,060	05/19/07	193,571	15,900
Goldman Sachs Group, Inc.	210.0	210	04/21/07	68,458	60,900
Hess Corp.	60.0	614	05/19/07	61,092	61,400
Lazard Ltd.	55.0	850	04/21/07	31,449	12,750
MEMC Electronic Materials, Inc.	60.0	605	04/21/07	52,634	166,980
MEMC Electronic Materials, Inc.	75.0	525	07/21/07	77,300	73,500
Microsoft Corp.	27.5	1,830	04/21/07	104,307	128,100
Precision Castparts Corp.	105.0	430	04/21/07	65,597	88,150
PMI Group, Inc.	50.0	900	04/21/07	32,039	9,900
State Street Corp.	70.0	155	04/21/07	5,735	3,100
Valero Energy Corp.	70.0	31	04/21/07	1,457	1,457
Vertex Pharmaceuticals, Inc.	35.0	890	04/21/07	50,728	35,600
Vulcan Materials Co.	130.0	365	05/19/07	50,003	29,930
Total written call options (proceeds $1,181,875)					$1,089,192

At March 31, 2007 the Master Portfolio held investments in the following sectors:

Sector (unaudited)	% of Net Assets
Financials	21.4
Information Technology	14.8
Health Care	11.6
Consumer Discretionary	11.1
Industrials	10.5
Consumer Staples	10.1
Energy	10.0
Utilities	3.7
Telecommunication Services	3.3
Materials	3.0
99.5
Securities Lending Collateral	6.5
Short-Term Obligation	0.5
Other Assets & Liabilities, Net	(6.5)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Marsico Focused Equities Master Portfolio, March 31, 2007

Common Stocks – 93.7%

	Shares	Value ($)
Consumer Discretionary – 26.5%
Automobiles – 4.7%
Toyota Motor Corp., ADR	1,708,820	219,002,371
Automobiles Total		219,002,371
Hotels, Restaurants & Leisure – 12.8%
Four Seasons Hotels, Inc.	740,564	59,467,289
Las Vegas Sands Corp. (a)	1,675,318	145,099,292
MGM Mirage (a)	2,242,077	155,869,193
Starbucks Corp. (a)	3,149,309	98,762,330
Wynn Resorts Ltd.	1,497,003	142,005,705
Hotels, Restaurants & Leisure Total		601,203,809
Media – 4.1%
Comcast Corp., Class A (a)	7,336,248	190,375,636
Media Total		190,375,636
Multiline Retail – 1.7%
Target Corp.	1,387,459	82,220,820
Multiline Retail Total		82,220,820
Specialty Retail – 3.2%
Lowe's Companies, Inc.	4,700,051	148,004,606
Specialty Retail Total		148,004,606
Consumer Discretionary Total		1,240,807,242
Consumer Staples – 6.5%
Beverages – 2.6%
PepsiCo, Inc.	1,891,012	120,192,723
Beverages Total		120,192,723
Household Products – 3.9%
Procter & Gamble Co.	2,876,387	181,672,603
Household Products Total		181,672,603
Consumer Staples Total		301,865,326
Energy – 2.2%
Energy Equipment & Services – 2.2%
Schlumberger Ltd.	1,481,483	102,370,475
Energy Equipment & Services Total		102,370,475
Energy Total		102,370,475
Financials – 20.5%
Capital Markets – 10.1%
Goldman Sachs Group, Inc.	1,005,679	207,803,452
Lehman Brothers Holdings, Inc.	1,880,487	131,765,724
UBS AG, Registered Shares	2,234,019	132,767,749
Capital Markets Total		472,336,925

	Shares	Value ($)
Commercial Banks – 6.1%
Industrial & Commercial Bank of China Ltd., Class H (a)	296,875,000	166,418,699
Wells Fargo & Co.	3,438,905	118,401,499
Commercial Banks Total		284,820,198
Diversified Financial Services – 2.5%
Citigroup, Inc.	2,313,263	118,762,922
Diversified Financial Services Total		118,762,922
Real Estate Investment Trusts (REITs) – 1.8%
ProLogis	1,267,876	82,323,189
Real Estate Investment Trusts (REITs) Total		82,323,189
Financials Total		958,243,234
Health Care – 13.1%
Biotechnology – 5.0%
Genentech, Inc. (a)	2,876,078	236,183,525
Biotechnology Total		236,183,525
Health Care Providers & Services – 8.1%
UnitedHealth Group, Inc.	7,122,880	377,298,954
Health Care Providers & Services Total		377,298,954
Health Care Total		613,482,479
Industrials – 16.1%
Aerospace & Defense – 5.2%
General Dynamics Corp.	1,008,037	77,014,027
Lockheed Martin Corp.	1,459,347	141,585,846
United Technologies Corp.	383,652	24,937,380
Aerospace & Defense Total		243,537,253
Air Freight & Logistics – 3.6%
FedEx Corp.	1,578,411	169,568,694
Air Freight & Logistics Total		169,568,694
Industrial Conglomerates – 1.7%
General Electric Co.	2,186,487	77,314,180
Industrial Conglomerates Total		77,314,180
Road & Rail – 5.6%
Burlington Northern Santa Fe Corp.	1,896,259	152,516,111
Union Pacific Corp.	1,094,035	111,099,254
Road & Rail Total		263,615,365
Industrials Total		754,035,492

See Accompanying Notes to Financial Statements.

Columbia Marsico Focused Equities Master Portfolio, March 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Information Technology – 5.4%
Communications Equipment – 3.9%
Cisco Systems, Inc. (a)	7,113,659	181,611,714
Communications Equipment Total		181,611,714
Internet Software & Services – 1.5%
Google, Inc., Class A (a)	155,564	71,273,202
Internet Software & Services Total		71,273,202
Information Technology Total		252,884,916
Materials – 3.4%
Chemicals – 3.4%
Monsanto Co.	2,872,437	157,869,138
Chemicals Total		157,869,138
Materials Total		157,869,138
Total Common Stocks (Cost of $3,283,018,423)		4,381,558,302

Short-Term Obligation – 6.2%

	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/30/07, due on 04/02/07, at 5.260%, collateralized by U.S. Agency Obligations with various maturity dates to 03/14/14, market value of $297,834,450 (repurchase proceeds $292,120,990)	291,993,000	291,993,000
Total Short-Term Obligation (Cost of $291,993,000)		291,993,000
Total Investments – 99.9% (Cost of $3,575,011,423)(b)		4,673,551,302
Other Assets & Liabilities, Net – 0.1%		3,095,480
Net Assets – 100.0%		$4,676,646,782

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $3,592,165,910.

At March 31, 2007, the Master Portfolio held investments in the following sectors:

Sector (unaudited)	% of Net Assets
Consumer Discretionary	26.5
Financials	20.5
Industrials	16.1
Health Care	13.1
Consumer Staples	6.5
Information Technology	5.4
Materials	3.4
Energy	2.2
93.7
Short-Term Obligation	6.2
Other Assets & Liabilities, Net	0.1
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Small Cap Growth Master Portfolio, March 31, 2007

Common Stocks – 97.4%

	Shares	Value ($)
Consumer Discretionary – 16.3%
Diversified Consumer Services – 4.3%
Capella Education Co. (a)	87,720	2,942,129
Sotheby's	175,534	7,807,752
Steiner Leisure Ltd. (a)	111,151	4,999,572
Strayer Education, Inc.	86,154	10,769,250
Diversified Consumer Services Total		26,518,703
Hotels, Restaurants & Leisure – 4.5%
Ambassadors Group, Inc.	93,640	3,112,593
California Pizza Kitchen, Inc. (a)	111,494	3,667,038
Pinnacle Entertainment, Inc. (a)	179,366	5,214,170
Ruth's Chris Steak House (a)	291,889	5,942,860
Scientific Games Corp., Class A (a)	116,690	3,830,933
WMS Industries, Inc. (a)	137,450	5,393,538
Hotels, Restaurants & Leisure Total		27,161,132
Household Durables – 0.9%
Tempur-Pedic International, Inc.	219,365	5,701,296
Household Durables Total		5,701,296
Leisure Equipment & Products – 0.9%
Polaris Industries, Inc.	117,310	5,628,534
Leisure Equipment & Products Total		5,628,534
Media – 0.5%
National CineMedia, Inc. (a)	113,540	3,031,518
Media Total		3,031,518
Specialty Retail – 4.7%
Aeropostale, Inc. (a)	169,090	6,802,491
Hibbett Sporting Goods, Inc. (a)	129,480	3,701,833
Men's Wearhouse, Inc.	135,860	6,392,213
New York & Co., Inc. (a)	446,780	7,054,656
Zumiez, Inc. (a)	112,106	4,497,693
Specialty Retail Total		28,448,886
Textiles, Apparel & Luxury Goods – 0.5%
CROCS, Inc. (a)	64,520	3,048,570
Textiles, Apparel & Luxury Goods Total		3,048,570
Consumer Discretionary Total		99,538,639
Consumer Staples – 1.3%
Food & Staples Retailing – 0.9%
Andersons, Inc.	119,360	5,299,584
Food & Staples Retailing Total		5,299,584
Personal Products – 0.4%
Physicians Formula Holdings, Inc. (a)	119,770	2,261,258
Personal Products Total		2,261,258
Consumer Staples Total		7,560,842

	Shares	Value ($)
Energy – 6.8%
Energy Equipment & Services – 2.8%
Dril-Quip, Inc. (a)	114,220	4,943,442
Superior Energy Services, Inc. (a)	156,706	5,401,656
Tetra Technologies, Inc. (a)	133,905	3,308,792
Universal Compression Holdings, Inc. (a)	50,120	3,392,122
Energy Equipment & Services Total		17,046,012
Oil, Gas & Consumable Fuels – 4.0%
Arena Resources, Inc. (a)	108,240	5,424,989
Berry Petroleum Co., Class A	174,310	5,344,344
Bill Barrett Corp. (a)	106,410	3,448,748
Carrizo Oil & Gas, Inc. (a)	146,350	5,116,396
World Fuel Services Corp.	115,580	5,346,731
Oil, Gas & Consumable Fuels Total		24,681,208
Energy Total		41,727,220
Financials – 9.6%
Capital Markets – 2.4%
Affiliated Managers Group, Inc. (a)	37,784	4,093,896
GFI Group, Inc. (a)	122,620	8,334,482
HFF, Inc. (a)	58,451	876,765
Waddell & Reed Financial, Inc., Class A	65,280	1,522,330
Capital Markets Total		14,827,473
Commercial Banks – 1.8%
Alabama National Bancorporation	25,730	1,821,941
Columbia Banking System, Inc.	73,030	2,463,302
First Midwest Bancorp, Inc.	73,660	2,707,005
Sterling Bancshares, Inc.	200,345	2,239,857
Sterling Financial Corp.	47,600	1,484,644
Commercial Banks Total		10,716,749
Consumer Finance – 1.7%
Advanta Corp., Class B	61,490	2,695,722
First Cash Financial Services, Inc. (a)	341,570	7,610,179
Consumer Finance Total		10,305,901
Diversified Financial Services – 0.2%
International Securities Exchange Holdings, Inc.	31,310	1,527,928
Diversified Financial Services Total		1,527,928
Insurance – 1.2%
ProAssurance Corp. (a)	83,227	4,257,061
Security Capital Assurance Ltd.	103,700	2,927,451
Insurance Total		7,184,512

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Master Portfolio, March 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Real Estate Investment Trusts (REITs) – 1.8%
Alexandria Real Estate Equities, Inc.	41,635	4,178,905
Corporate Office Properties Trust	26,900	1,228,792
Home Properties, Inc.	29,343	1,549,604
Mid-America Apartment Communities, Inc.	27,050	1,521,833
Washington Real Estate Investment Trust	71,750	2,684,885
Real Estate Investment Trusts (REITs) Total		11,164,019
Real Estate Management & Development – 0.5%
Jones Lang LaSalle, Inc.	27,930	2,912,540
Real Estate Management & Development Total		2,912,540
Financials Total		58,639,122
Health Care – 18.8%
Biotechnology – 5.0%
Applera Corp. - Celera Group (a)	136,130	1,933,046
BioMarin Pharmaceuticals, Inc. (a)	175,360	3,026,714
Digene Corp. (a)	125,130	5,306,763
Lifecell Corp. (a)	173,780	4,339,287
Metabolix, Inc. (a)	80,728	1,342,507
Omrix Biopharmaceuticals, Inc. (a)	128,380	4,913,102
OSI Pharmaceuticals, Inc. (a)	52,570	1,734,810
Regeneron Pharmaceuticals, Inc. (a)	172,310	3,725,342
Senomyx, Inc. (a)	173,794	2,151,570
Theravance, Inc. (a)	74,420	2,195,390
Biotechnology Total		30,668,531
Health Care Equipment & Supplies – 4.7%
DJO, Inc. (a)	137,780	5,221,862
Haemonetics Corp. (a)	46,541	2,175,792
Hologic, Inc. (a)	170,007	9,799,203
Mentor Corp.	94,405	4,342,630
Meridian Bioscience, Inc.	211,159	5,861,774
West Pharmaceutical Services, Inc.	34,102	1,583,356
Health Care Equipment & Supplies Total		28,984,617
Health Care Providers & Services – 4.2%
AMN Healthcare Services, Inc. (a)	121,680	2,752,402
Pediatrix Medical Group, Inc. (a)	144,304	8,233,986
Psychiatric Solutions, Inc. (a)	247,773	9,987,730
Symbion, Inc. (a)	229,650	4,503,436
Health Care Providers & Services Total		25,477,554
Life Sciences Tools & Services – 4.5%
Dionex Corp. (a)	117,830	8,025,401
Exelixis, Inc. (a)	257,910	2,563,625
ICON PLC, ADR (a)	116,400	4,958,640
Illumina, Inc. (a)	74,099	2,171,101
Nektar Therapeutics (a)	251,282	3,281,743

	Shares	Value ($)
Ventana Medical Systems, Inc. (a)	147,357	6,174,258
Life Sciences Tools & Services Total		27,174,768
Pharmaceuticals – 0.4%
Hi-Tech Pharmacal Co., Inc. (a)	193,616	2,158,818
Pharmaceuticals Total		2,158,818
Health Care Total		114,464,288
Industrials – 16.5%
Aerospace & Defense – 1.2%
BE Aerospace, Inc. (a)	229,607	7,278,542
Aerospace & Defense Total		7,278,542
Air Freight & Logistics – 0.6%
UTI Worldwide, Inc.	151,580	3,725,836
Air Freight & Logistics Total		3,725,836
Airlines – 1.6%
Copa Holdings SA, Class A	184,712	9,510,821
Airlines Total		9,510,821
Commercial Services & Supplies – 6.7%
Cenveo, Inc. (a)	121,890	2,961,927
FTI Consulting, Inc. (a)	136,590	4,588,058
Fuel Tech, Inc. (a)	85,840	2,115,956
Herman Miller, Inc.	157,880	5,287,401
IHS, Inc., Class A (a)	193,374	7,949,605
Interface, Inc., Class A	317,533	5,077,352
Mobile Mini, Inc. (a)	57,033	1,527,344
Pike Electric Corp. (a)	237,810	4,299,605
Waste Connections, Inc. (a)	236,737	7,087,906
Commercial Services & Supplies Total		40,895,154
Construction & Engineering – 1.8%
Infrasource Services, Inc. (a)	153,070	4,673,227
Quanta Services, Inc. (a)	258,520	6,519,875
Construction & Engineering Total		11,193,102
Electrical Equipment – 1.6%
General Cable Corp. (a)	180,182	9,627,124
Electrical Equipment Total		9,627,124
Machinery – 1.9%
Valmont Industries, Inc.	94,350	5,456,261
Wabtec Corp.	176,421	6,084,760
Machinery Total		11,541,021
Marine – 1.1%
American Commercial Lines, Inc. (a)	62,232	1,957,196
Kirby Corp. (a)	140,120	4,901,398
Marine Total		6,858,594
Industrials Total		100,630,194

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Master Portfolio, March 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Information Technology – 23.5%
Communications Equipment – 2.6%
Anaren, Inc. (a)	102,960	1,813,126
AudioCodes Ltd. (a)	405,899	2,743,877
CommScope, Inc. (a)	39,554	1,696,867
NICE Systems Ltd., ADR (a)	87,215	2,967,054
Polycom, Inc. (a)	151,970	5,065,160
Powerwave Technologies, Inc. (a)	316,670	1,801,852
Communications Equipment Total		16,087,936
Computers & Peripherals – 1.0%
Brocade Communications Systems, Inc. (a)	93,740	892,405
Komag, Inc. (a)	152,960	5,006,381
Computers & Peripherals Total		5,898,786
Electronic Equipment & Instruments – 3.2%
Daktronics, Inc.	146,430	4,018,039
FLIR Systems, Inc. (a)	229,980	8,203,387
Itron, Inc. (a)	28,370	1,845,185
L-1 Identity Solutions, Inc. (a)	344,150	5,681,916
Electronic Equipment & Instruments Total		19,748,527
Internet Software & Services – 3.4%
aQuantive, Inc. (a)	165,264	4,612,518
CNET Networks, Inc. (a)	414,920	3,613,953
Equinix, Inc. (a)	34,362	2,942,418
Perficient, Inc. (a)	162,180	3,207,921
SINA Corp. (a)	45,440	1,527,238
Sohu.com, Inc. (a)	97,972	2,099,540
ValueClick, Inc. (a)	93,130	2,433,487
Internet Software & Services Total		20,437,075
IT Services – 1.6%
Euronet Worldwide, Inc. (a)	108,355	2,910,415
MPS Group, Inc. (a)	307,130	4,345,890
SRA International, Inc., Class A (a)	104,400	2,543,184
IT Services Total		9,799,489
Semiconductors & Semiconductor Equipment – 6.1%
Atheros Communications, Inc. (a)	232,565	5,565,280
Cymer, Inc. (a)	102,065	4,240,801
FEI Co. (a)	238,101	8,585,922
FormFactor, Inc. (a)	111,138	4,973,426
Microsemi Corp. (a)	135,129	2,812,034
Netlogic Microsystems, Inc. (a)	62,151	1,654,460
Tessera Technologies, Inc. (a)	235,199	9,346,808
Semiconductors & Semiconductor Equipment Total		37,178,731

	Shares	Value ($)
Software – 5.6%
ANSYS, Inc. (a)	133,057	6,755,304
Aspen Technology, Inc. (a)	508,770	6,614,010
CDC Corp., Class A (a)	227,650	2,057,956
Macrovision Corp. (a)	137,716	3,449,786
Micros Systems, Inc. (a)	109,752	5,925,510
Progress Software Corp. (a)	101,693	3,172,821
Quality Systems, Inc.	56,190	2,247,600
The9 Ltd., ADR (a)	52,170	1,760,216
THQ, Inc. (a)	72,500	2,478,775
Software Total		34,461,978
Information Technology Total		143,612,522
Materials – 2.5%
Chemicals – 0.9%
Hercules, Inc. (a)	278,460	5,441,109
Chemicals Total		5,441,109
Metals & Mining – 1.6%
Royal Gold, Inc.	96,980	2,919,098
RTI International Metals, Inc. (a)	33,470	3,046,105
Stillwater Mining Co. (a)	306,150	3,885,043
Metals & Mining Total		9,850,246
Materials Total		15,291,355
Telecommunication Services – 2.1%
Diversified Telecommunication Services – 0.8%
Cbeyond, Inc. (a)	161,930	4,749,407
Diversified Telecommunication Services Total		4,749,407
Wireless Telecommunication Services – 1.3%
Dobson Communications Corp., Class A (a)	507,870	4,362,603
SBA Communications Corp., Class A (a)	131,587	3,888,396
Wireless Telecommunication Services Total		8,250,999
Telecommunication Services Total		13,000,406
Total Common Stocks (Cost of $521,707,001)		594,464,588

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Master Portfolio, March 31, 2007

Short-Term Obligation – 1.6%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/30/07, due 04/02/07 at 5.060%, collateralized by a U.S. Treasury Obligation maturing 05/31/11, market value of $10,269,863 (repurchase proceeds $10,071,245)	10,067,000	10,067,000
Total Short-Term Obligation (Cost of $10,067,000)		10,067,000
Total Investments – 99.0% (Cost of $531,774,001)(b)		604,531,588
Other Assets & Liabilities, Net – 1.0%		6,004,551
Net Assets – 100.0%		$610,536,139

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $533,516,561.

At March 31, 2007, the Master Portfolio held investments in the following sectors:

Sector (unaudited)	% of Net Assets
Information Technology	23.5
Health Care	18.8
Industrials	16.5
Consumer Discretionary	16.3
Financials	9.6
Energy	6.8
Materials	2.5
Telecommunication Services	2.1
Consumer Staples	1.3
97.4
Short-Term Obligation	1.6
Other Assets & Liabilities, Net	1.0
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Columbia Funds Master Investment Trust, LLC
March 31, 2007

	($)	($)	($)	($)
	Columbia Marsico Growth Master Portfolio	Columbia Large Cap Core Master Portfolio	Columbia Marsico Focused Equities Master Portfolio	Columbia Small Cap Growth Master Portfolio
Assets
Investments, at identified cost	4,724,354,000	1,595,026,339	3,575,011,423	531,774,001
Investments, at value (including securities on loan of $—, $107,738,264, $— and $—, respectively)	5,717,309,795	1,822,082,531	4,673,551,302	604,531,588
Cash	986	223,540	124	4,654,957
Receivable for:
Investments sold	47,182,592	12,477,786	4,563,075	14,056,564
Interest	385,183	2,687	85,327	2,830
Dividends	2,002,027	2,836,917	1,471,980	117,375
Foreign tax reclaim	—	38,486	—	—
Securities lending	—	8,208	—	—
Total Assets	5,766,880,583	1,837,670,155	4,679,671,808	623,363,314
Liabilities
Collateral on securities loaned	—	110,263,409	—	—
Written options at value (premium of $1,181,875)	—	1,089,192	—	—
Payable for:
Investments purchased	—	13,969,636	—	12,374,634
Investment advisory fee	2,983,943	771,743	2,467,472	354,308
Administration fee	471,059	58,900	382,012	13,749
Pricing and bookkeeping fees	15,197	13,109	12,825	12,380
Trustees' fees	51,125	51,903	51,391	38,495
Custody fee	52,452	7,584	38,403	8,390
Other liabilities	40,743	39,984	72,923	25,219
Total Liabilities	3,614,519	126,265,460	3,025,026	12,827,175
Net Assets	5,763,266,064	1,711,404,695	4,676,646,782	610,536,139

See Accompanying Notes to Financial Statements.

Statements of Operations – Columbia Funds Master Investment Trust, LLC

For the Year Ended March 31, 2007

	($)	($)	($)	($)
	Columbia Marsico Growth Master Portfolio	Columbia Large Cap Core Master Portfolio	Columbia Marsico Focused Equities Master Portfolio	Columbia Small Cap Growth Master Portfolio
Investment Income
Dividends	41,730,494	32,991,027	33,932,466	1,278,412
Interest	20,262,885	338,643	13,724,980	932,463
Securities lending income	—	50,173	—	—
Foreign taxes withheld	(1,494,268)	(211,423)	(1,892,149)	—
Total Investment Income	60,499,111	33,168,420	45,765,297	2,210,875
Expenses
Investment advisory fee	30,737,961	8,858,839	27,024,538	3,660,996
Administration fee	4,781,517	660,595	4,141,215	130,213
Pricing and bookkeeping fees	159,989	157,246	156,345	134,473
Trustees' fees	18,779	18,776	18,782	18,971
Custody fee	205,178	34,506	159,922	33,281
Other expenses	182,563	110,891	170,431	75,290
Total Operating Expenses	36,085,987	9,840,853	31,671,233	4,053,224
Interest expense	—	5,745	—	—
Total Expenses	36,085,987	9,846,598	31,671,233	4,053,224
Custody earnings credit	(13,273)	(7,640)	(10,137)	(6,441)
Net Expenses	36,072,714	9,838,958	31,661,096	4,046,783
Net Investment Income (Loss)	24,426,397	23,329,462	14,104,201	(1,835,908)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Written Options
Net realized gain on:
Investments	14,444,635	99,774,082	108,896,537	81,359,817
Foreign currency transactions	27,056	—	62,593	—
Written options	—	753,593	—	—
Net realized gain	14,471,691	100,527,675	108,959,130	81,359,817
Change in net unrealized appreciation (depreciation) on:
Investments	185,265,873	68,178,166	50,464,854	(58,455,198)
Written options	—	92,683	—	—
Net change in unrealized appreciation (depreciation)	185,265,873	68,270,849	50,464,854	(58,455,198)
Net Gain	199,737,564	168,798,524	159,423,984	22,904,619
Net Increase Resulting from Operations	224,163,961	192,127,986	173,528,185	21,068,711

See Accompanying Notes to Financial Statements.

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Statements of Changes in Net Assets – Columbia Funds Master Investment Trust, LLC

	Columbia Marsico Growth		Columbia Large Cap Core
Increase (Decrease) in Net Assets	Master Portfolio		Master Portfolio
	Year Ended March 31,		Year Ended March 31,
	2007 ($)	2006 ($)	2007 ($)	2006 ($)
Operations
Net investment income (loss)	24,426,397	10,421,292	23,329,462	19,959,011
Net realized gain on investments, foreign currency transactions and written options	14,471,691	63,186,834	100,527,675	89,963,327
Net change in unrealized appreciation (depreciation) on investments,
foreign currency translations and written options	185,265,873	401,511,091	68,270,849	75,745,616
Net increase resulting from operations	224,163,961	475,119,217	192,127,986	185,667,954
Contributions	2,188,083,613	2,106,018,060	185,946,065	263,177,606
Withdrawals	(1,011,668,981)	(562,241,247)	(278,518,354)	(311,756,562)
Net contributions/withdrawals	1,176,414,632	1,543,776,813	(92,572,289)	(48,578,956)
Net increase (decrease) in net assets	1,400,578,593	2,018,896,030	99,555,697	137,088,998
Net Assets
Beginning of period	4,362,687,471	2,343,791,441	1,611,848,998	1,474,760,000
End of period	5,763,266,064	4,362,687,471	1,711,404,695	1,611,848,998

See Accompanying Notes to Financial Statements.

	Columbia Marsico Focused Equities		Columbia Small Cap Growth
Increase (Decrease) in Net Assets	Master Portfolio		Master Portfolio
	Year Ended March 31,		Year Ended March 31,
	2007 ($)	2006 ($)	2007 ($)	2006 ($)
Operations
Net investment income (loss)	14,104,201	7,248,353	(1,835,908)	(1,893,731)
Net realized gain on investments, foreign currency transactions and written options	108,959,130	211,767,301	81,359,817	127,041,319
Net change in unrealized appreciation (depreciation) on investments,
foreign currency translations and written options	50,464,854	411,118,230	(58,455,198)	5,696,666
Net increase resulting from operations	173,528,185	630,133,884	21,068,711	130,844,254
Contributions	1,443,092,198	635,285,485	261,206,484	27,811,210
Withdrawals	(1,088,798,390)	(46,636,202)	(163,705,076)	(196,039,444)
Net contributions/withdrawals	354,293,808	588,649,283	97,501,408	(168,228,234)
Net increase (decrease) in net assets	527,821,993	1,218,783,167	118,570,119	(37,383,980)
Net Assets
Beginning of period	4,148,824,789	2,930,041,622	491,966,020	529,350,000
End of period	4,676,646,782	4,148,824,789	610,536,139	491,966,020

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Growth Master Portfolio

	Year Ended March 31,
	2007	2006	2005		2004		2003
Total return	4.07%	15.11%	8.30%		33.81%		(18.90)%
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses (a)	0.73%	0.75%	0.83%		0.87%		0.87%
Interest expense	—	—	—	%(b)	—	%(b)	—	%(b)
Net expenses (a)	0.73%	0.75%	0.83%		0.87%		0.87%
Net investment income (loss) (a)	0.50%	0.31%	0.25%		0.07%		(0.05)%
Portfolio turnover rate	42%	62%	62%		94%		107%

(a)  The benefits derived from custody credits had an impact of less than 0.01%.

(b)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Core Master Portfolio

			Year Ended March 31,					Period Ended March 31,
	2007		2006		2005	2004		2003 (a)
Total return	12.48%		12.68%		5.18%	32.80%		(22.08)%
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses	0.60	%(b)	0.61	%(b)	0.67%	0.71	%(b)(f)	0.71	%(b)(c)(g)
Interest expense	—	%(d)	—	%(d)	—	—	%(d)	—	%(c)(d)(g)
Net expenses	0.60	%(b)	0.61	%(b)	0.67%	0.71	%(b)(f)	0.71	%(b)(c)(g)
Net investment income	1.43	%(b)	1.28	%(b)	1.34%	0.74	%(b)	0.96	%(b)(c)
Waiver/reimbursement	—		—		0.01%	—	%(d)	—
Portfolio turnover rate	148%		106%		122%	47%		77	%(e)

(a)  Columbia Large Cap Core Master Portfolio commenced operations on May 13, 2002.

(b)  The benefits derived from custody credits had an impact of less than 0.01%.

(c)  Annualized.

(d)  Rounds to less than 0.01%.

(e)  Not annualized.

(f)  The reimbursement from the investment advisor had an impact of less than 0.01%.

(g)  Allocated from Blue Chip Master Portfolio.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Marsico Focused Equities Master Portfolio

	Year Ended March 31,
	2007	2006	2005		2004		2003
Total return	3.84%	19.81%	5.76%		32.78%		(19.02)%
Ratios to Average Net Assets/ Supplemental Data:
Net operating expenses (a)	0.74%	0.75%	0.83%		0.86%		0.86%
Interest expense	—	—	—	%(b)	—	%(b)	—	%(b)
Net expenses (a)	0.74%	0.75%	0.83%		0.86%		0.86%
Net investment income (loss) (a)	0.33%	0.21%	0.11%		(0.01)%		(0.08)%
Portfolio turnover rate	52%	71%	89%		96%		115%

(a)  The benefits derived from custody credits had an impact of less than 0.01%.

(b)  Rounds to less than 0.01%

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Master Portfolio

	Period Ended Year Ended March 31,						March 31,
	2007		2006		2005		2004 (a)
Total return	0.54%		31.47%		0.50%		51.50%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses	0.77	%(b)	0.78	%(b)	0.90	%(b)	0.98	%(c)
Net investment income (loss)	(0.35	)%(b)	(0.39	)%(b)	0.56	%(b)	(0.66	)%(c)
Portfolio turnover rate	188%		117%		59%		26	%(d)

(a)  Columbia Small Cap Growth Master Portfolio commenced operations on November 1, 2003.

(b)  The benefits derived from custody credits had an impact of less than 0.01%.

(c)  Annualized.

(d)  Not annualized.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Stock Funds

March 31, 2007

Note 1. Organization

Columbia Funds Master Investment Trust, LLC (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the following series of the Master Trust (each a "Master Portfolio" and collectively, the "Master Portfolios"):

Columbia Marsico Growth Master Portfolio

Columbia Large Cap Core Master Portfolio

Columbia Marsico Focused Equities Master Portfolio

Columbia Small Cap Growth Master Portfolio

Effective March 30, 2007, the Master Trust converted from a Delaware statutory trust to a Delaware limited liability company and changed its name to "Columbia Funds Master Investment Trust, LLC" from "Columbia Funds Master Investment Trust". The series of the Master Trust serve as master portfolios for the Columbia Funds that operate as feeder funds in a master/feeder structure.

The following investors (each a "Feeder Fund" and collectively, the "Feeder Funds") were invested in the Master Portfolios at March 31, 2007:

Columbia Marsico Growth Master Portfolio
Columbia Marsico Growth Fund	98.7%
Columbia Marsico Growth Fund (Offshore)	0.5%
Banc of America Capital Management Funds I, LLC – Growth Fund	0.8%
Columbia Large Cap Core Master Portfolio
Columbia Large Cap Core Fund	99.3%
Columbia Large Cap Core Fund (Offshore)	0.7%
Columbia Marsico Focused Equities Master Portfolio
Columbia Marsico Focused Equities Fund	99.7%
Columbia Marsico Focused Equities Fund (Offshore)	0.3%
Columbia Small Cap Growth Master Portfolio
Columbia Small Cap Growth Fund II	99.0%
Columbia Small Cap Growth Fund II (Offshore)	1.0%

Banc of America Capital Management Funds I, LLC—Focused Equities Fund, formerly a Feeder Fund of Columbia Marsico Focused Equities Master Portfolio, liquidated on March 29, 2007.

Each of the Master Portfolios is a diversified fund except for Columbia Marsico Focused Equities Master Portfolio which is a non-diversified fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Master Portfolios in the preparation of their financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets. Debt securities generally are valued by pricing services approved by the Master Portfolios' Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a

Stock Funds, March 31, 2007

security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Master Portfolios' financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Options

Each Master Portfolio may write call and put options on futures they own or in which they may invest. Writing put options tends to increase the Master Portfolios' exposure to the underlying instrument. Writing call options tends to decrease the Master Portfolios' exposure to the underlying instrument. When the Master Portfolios write a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future transaction to determine the realized gain or loss. Each Master Portfolio as a writer of an option has no control over whether the underlying future may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future underlying the written option. There is the risk the Master Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Master Portfolios' custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Certain Master Portfolios may also write call options on a security the Master Portfolios own. Writing call options tends to decrease a Master Portfolio's exposure to the underlying security. When a Master Portfolio writes a call option, an amount equal to the premium received is recorded as a liability. Premiums received from writing call options which have expired are treated as realized gains.

Each Master Portfolio may also purchase put and call options. Purchasing call options tends to increase the Master Portfolio's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Master Portfolios may pay a premium, which is included in the Master Portfolios' Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss.

Repurchase Agreements

Each Master Portfolio may engage in repurchase agreement transactions with institutions determined to be credit worthy by Columbia Management Advisors, LLC ("Columbia"), the Master Portfolios' investment advisor. Each Master Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the each Master Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Master Portfolios seek to assert their rights.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Master Portfolios do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and

Stock Funds, March 31, 2007

unrealized gains (losses) on investments in the Statements of Operations.

Income Recognition

Interest income is recorded on an accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Master Portfolios no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Each investor in the Master Portfolios is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains and losses of the Master Portfolios.

Expenses

General expenses of the Master Trust are allocated to the Master Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Master Portfolio are charged directly to that Master Portfolio.

Federal Income Tax Status

The Master Portfolios are treated as partnerships for federal income tax purposes and therefore are not subject to federal income tax. Each investor in a Master Portfolio will be subject to taxation on its allocated share of that Master Portfolio's ordinary income and capital gains.

Each Master Portfolio's assets, income and distributions will be managed in such a way that a Feeder Fund will be able to continue to qualify as a registered investment company by investing its assets through its Master Portfolio.

Indemnification

In the normal course of business, each Master Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Master Portfolio's maximum exposure under these arrangements is unknown, because this would involve future claims against the Master Portfolio. Also, under the Master Trust's organizational documents, the trustees and officers of the Master Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Master Trust. However, based on experience, the Master Portfolios expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

Unrealized appreciation and depreciation at March 31, 2007, based on cost of investments for federal income tax purposes was:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Columbia Marsico Growth Master Portfolio	$1,054,858,592	$(64,576,440)	$990,282,152
Columbia Large Cap Core Master Portfolio	236,854,887	(11,920,913)	224,933,974
Columbia Marsico Focused Equities Master Portfolio	1,105,545,245	(24,159,853)	1,081,385,392
Columbia Small Cap Growth Master Portfolio	82,777,477	(11,762,450)	71,015,027

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Master Portfolios and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on each Master Portfolio's financial statements.

Stock Funds, March 31, 2007

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Master Portfolios. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Master Portfolio at the following annual rates:

	Fees on Average Net Assets
	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Marsico Growth Master Portfolio	0.75%	0.70%	0.65%	0.60%	0.58%	0.56%
Columbia Large Cap Core Master Portfolio	0.60%	0.55%	0.50%	0.45%	0.43%	0.41%
Columbia Marsico Focused Equities Master Portfolio	0.75%	0.70%	0.65%	0.60%	0.58%	0.56%
Columbia Small Cap Growth Master Portfolio	0.70%	0.65%	0.60%	0.60%	0.60%	0.60%

For the year ended March 31, 2007, the effective investment advisory fee rates for the Master Portfolios, as a percentage of the Master Portfolios' average daily net assets, were as follows:

Effective Rates
Columbia Marsico Growth Master Portfolio	0.62%
Columbia Large Cap Core Master Portfolio	0.54%
Columbia Marsico Focused Equities
Master Portfolio	0.63%
Columbia Small Cap Growth Master Portfolio	0.70%

Sub-Advisory Fee

Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of BOA, has been retained by Columbia as the investment sub-advisor to Columbia Marsico Growth Master Portfolio and Columbia Marsico Focused Equities Master Portfolio. As the sub-advisor, Marsico is responsible for daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Master Portfolios. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee at the annual rate of 0.45% of each respective Master Portfolio's average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Master Portfolios. Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly, based on the Master Portfolios' average daily net assets at the annual rates listed below less the fees payable by the Master Portfolios under the agreements described in the Pricing and Bookkeeping Fees note below:

Annual Rate
Columbia Marsico Growth Master Portfolio	0.10%
Columbia Large Cap Core Master Portfolio	0.05%
Columbia Marsico Focused Equities Master Portfolio	0.10%
Columbia Small Cap Growth Master Portfolio	0.05%

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Master Portfolios entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the

Stock Funds, March 31, 2007

Master Portfolios. Also effective December 15, 2006, the Master Portfolios entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Master Portfolios. Under the State Street Agreements, each Master Portfolio pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Master Portfolio for the month. The aggregate fee shall not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Master Portfolios also reimburse State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Master Portfolios entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Master Portfolios reimburse Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Master Portfolio expenses. Fees related to the requirements of the Sarbanes-Oxley Act of 2002 are paid by the Feeder Funds and are included in "Administration fee" on the Feeder Funds' Statements of Operations.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Master Portfolios under a pricing and bookkeeping agreement. Under its pricing and bookkeeping agreement with the Master Portfolios, Columbia was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Master Portfolios also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Master Portfolios' portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended March 31, 2007, the total amount paid to affiliates by each of the Portfolios under these agreements is as follows:

Columbia Marsico Growth Master Portfolio	$120,944
Columbia Large Cap Core Master Portfolio	120,944
Columbia Marsico Focused Equities Master Portfolio	120,944
Columbia Small Cap Growth Master Portfolio	100,721

Custody Credits

Each Master Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statements of Operations. The Master Portfolios could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Master Portfolios are employees of Columbia or its affiliates and receive no compensation from the Master Portfolios. The Board of Trustees has appointed a Chief Compliance Officer to the Master Portfolios in accordance with federal securities regulations.

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Master Portfolios' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, a portfolio of Columbia Funds Series Trust, another registered investment company advised by Columbia. The expense for the deferred compensation plan is included in "Trustees' fees" in the Statements of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" in the Statements of Assets and Liabilities.

Stock Funds, March 31, 2007

Note 5. Portfolio Information

For the year ended March 31, 2007, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	Investment Securities
	Purchases	Sales
Columbia Marsico Growth Master Portfolio	$2,985,608,753	$1,970,185,562
Columbia Large Cap Core Master Portfolio	2,420,347,033	2,493,021,089
Columbia Marsico Focused Equities Master Portfolio	2,470,990,994	2,079,745,956
Columbia Small Cap Growth Master Portfolio	970,178,778	1,062,385,097

Note 6. Line of Credit

The Master Portfolios and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund or Master Portfolio based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund or Master Portfolio based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned among each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund or Master Portfolio. The commitment fee and structuring fee are included in "Other expenses" in the Statements of Operations.

For the year ended March 31, 2007, the Master Portfolios, with the exception of Columbia Large Cap Core Master Portfolio, did not borrow under these arrangements.

For the year ended March 31, 2007, the average daily loan balance outstanding on days where borrowings existed and the weighted average interest rate for Columbia Large Cap Core Master Portfolio are as follows:

Average Borrowings	Weighted Average Interest Rate
$100,000	5.74%

Note 7. Securities Lending

Each Master Portfolio commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Master Portfolio. Generally, in the event of borrower default, the Master Portfolio has the right to use the collateral to offset any losses incurred. In the event a Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Master Portfolio. The Master Portfolio bears the risk of loss with respect to the investment of collateral.

Stock Funds, March 31, 2007

Note 8. Disclosure of Significant Risks and Contingencies

Foreign Securities

Certain Master Portfolios invest in securities of foreign issuers. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

Stock Funds, March 31, 2007

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action - Mehta v AIG Sun America Life Assurance Company - involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

Report of Independent Registered Public Accounting Firm

To the Holders and Trustees of Columbia Funds Master Investment Trust, LLC

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Growth Master Portfolio, Columbia Large Cap Core Master Portfolio, Columbia Marsico Focused Equities Master Portfolio and Columbia Small Cap Growth Master Portfolio (constituting part of Columbia Funds Master Investment Trust, LLC, hereafter referred to as the "Portfolios") at March 31, 2007, the results of each of their operations, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 25, 2007

Fund Governance – Stock Funds

Trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees for the Columbia Funds Series Trust and the Columbia Funds Master Investment Trust, LLC and officers of the Funds of the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E. J. Boudreau & Associates (Consulting), from 2000 through current. Oversees 79. None.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired Oversees 79. Director – Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking – IndyMac Bancorp, Inc., from September 1999 to August 2003; retired. Oversees 79. None.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer – ING Americas, from 1999 to April 2003; Non-Executive Director & Chairman – Conseco, Inc. (insurance), from September 2004 through current.
Oversees 79.
Director – Conseco, Inc. (insurance) and Alea Group Holdings (Bermuda), Ltd. (insurance)

Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President – Micco Corporation and Mickel Investment Group. Oversees 79. Board Member – Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Fund Governance (continued) – Stock Funds

Officers

Officers

Name, Address and Age, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President – Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2004; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (asset management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Vice President – Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004, Vice President Product Strategy and Development from February, 2001 to June, 2002.

Fund Governance (continued) – Stock Funds

Officers

Name, Address and Age, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice President and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October, 2004; Vice President – Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements – Stock Funds

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Boards of Trustees of Columbia Funds Series Trust and Columbia Funds Master Investment Trust (the "Boards"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report, (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA") for the Columbia Asset Allocation Fund II, Columbia Marsico Growth Master Portfolio, Columbia Large Cap Core Master Portfolio, Columbia Marsico Focused Equities Master Portfolio, and Columbia Small Cap Growth Master Portfolio; and (ii) an investment sub-advisory agreement with Marsico Capital Management ("Marsico Capital" or the "Sub-Adviser") for Columbia Marsico Focused Equities Master Portfolio and Columbia Marsico Growth Master Portfolio. The investment advisory agreements with CMA and the investment sub-advisory agreement with Marsico Capital are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The fund and master portfolios identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on October 17-18, 2006, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Boards' review and conclusions are based on comprehensive consideration of all information presented to them and not the result of any single controlling factor.

Nature, Extent and Quality of Services. The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Adviser under the Advisory Agreements. The Boards also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Funds, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Boards, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Boards reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Boards considered the investment and legal compliance programs of the Funds, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Boards evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Boards considered information regarding CMA's compensation program for its personnel involved in the management of the Funds.

Based on the above factors, together with those referenced below, the Boards concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Adviser.

Fund Performance and Expenses. The Boards considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential bias resulting from the selection methodology.

The Boards received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Boards also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from that of performance to provide a more accurate basis of comparison. The Boards also considered Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates. The Boards reviewed and considered the proposed contractual investment advisory fee rates combined with the administration fee rates, payable by the Funds to CMA for investment advisory services (the "Advisory Agreement Rates"). The Boards also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Boards reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates"). The Boards noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. The Boards also noted reductions in net advisory rates and/or total expenses of certain Funds across the fund complex, including in conjunction with certain Fund mergers. The Boards also recognized the possibility that certain Funds would reach breakpoints sooner because of the new assets obtained as a result of a merger. Additionally, the Boards received and afforded specific attention to information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in their respective Peer Groups.

For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Boards engaged in further analysis with regard to approval of the Funds' Advisory Agreements. The Boards engaged in further review of Columbia Marsico Growth Master Portfolio because its Net Advisory Rate was appreciably outside of the median range of its Peer Group. However, the Boards noted factors such as positive performance of the Fund relative to its Peer Group and performance Universe over most measurement periods and a total expense ratio that was below the median of its expense Universe, that outweighed the factor noted above.

The Boards engaged in further review of Columbia Large Cap Core Master Portfolio because its Net Advisory Rate was appreciably outside of the median range of its Peer Group. However, the Boards noted such factors as performance that was above the median of its performance Universe over some periods and total expenses that were below the median of its expense Universe, that outweighed the factor noted above. The Boards separately considered Columbia Marsico Focused Equities Master Portfolio because its Net Advisory Rate was appreciably outside the median range of its Peer Group. However, the Boards noted factors such as the Fund's out-performance of the median of its Peer Group and performance Universe in all measurement periods, that outweighed the factor noted above.

The Boards separately considered Columbia Small Cap Growth Master Portfolio because its Net Advisory Rate and investment performance over some periods were appreciably outside the median range of its Peer Group. However, the Boards noted other factors such as a total expense ratio that was below the median of its expense Universe, that outweighed the factor noted above.

The Boards also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

The Boards concluded that the factors noted above supported the Advisory Agreement Rates and the Net Advisory Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Boards also reviewed the Sub-Advisory Agreement Rates charged by Marsico Capital, which serves as Sub-Adviser to certain of the Funds. The Boards concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on their consideration of the factors described above.

Profitability. The Boards received and considered a profitability analysis of CMA based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The Boards concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Boards received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Boards concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Boards' understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Boards also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to their other clients, including institutional investors. In this regard, the Boards concluded that, where the Advisory Agreement Rates, Sub-Advisory Agreement Rates and Net Advisory Rates were appreciably higher than the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser. The Boards received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Boards considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Boards also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Funds and other clients. The Boards concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Boards review materials received from CMA and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also review and assess the quality of the services the Funds receive throughout the year. In this regard, the Boards review reports of CMA and the Sub-Adviser at each of their quarterly meetings, which include, among other things, Fund performance reports. In addition, the Boards confer with portfolio managers at various times throughout the year.

Conclusion. After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Boards concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements is fair and equitable. Accordingly, the Boards unanimously re-approved the Advisory Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant – Stock Funds

INDEPENDENT FEE CONSULTANT'S EVALUATION OF THE PROCESS BY WHICH MANAGEMENT FEES ARE NEGOTIATED FOR THE COLUMBIA MUTUAL FUNDS OVERSEEN BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 18, 2006

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc. ("CFD"1) agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Nations Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.   The nature and quality of CMA's services, including the Fund's performance;

2.   Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.   Possible economies of scale as the Fund grows larger;

4.   Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc., the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship that I may have with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

5.   Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.   Profit margins of CMA and its affiliates from supplying such services. The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contained recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.   Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

  Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, fee waivers, expense reimbursements, and CMG's costs and profitability.

2.   Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

  Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.   Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the fund. Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.   Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than the fee waiver process to deal with fund underperformance, especially when evaluating premium-priced funds that begin to encounter poor performance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the causes of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.   Recommendation: Trustees should consider asking CMG to exert more effort in matching the 66 Nations Funds to the relevant institutional accounts for fee comparison purposes.

  Status: CMG has made the relevant matches between the Funds and institutional accounts in 2006.

6.   Recommendation: Fifty-six percent of funds have yet to reach their first management fee breakpoint. Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

7.   Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

  Status: Trustees monitor performance on an ongoing basis.

III. Principal Finding

A. General

1.   Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.   In my view, the process by which the management fees of the Funds have been negotiated in 2006 has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.   The performance of the Funds has been relatively strong. For each of the one-, three-, and five-year performance periods, around half the Funds are ranked in the first and second quintiles and over three-fourths are in the first three quintiles.

4.   Performance rankings of equity funds have been consistently concentrated in the first two quintiles for the three performance periods. Equity fund performance improved slightly in 2006 for the one- and three-year performance periods over that in 2005.

5.   Rankings of fixed-income funds and money market funds have been relatively evenly distributed across performance quintiles. The one-year performance of fixed-income funds slipped slightly in 2006, while that of money market funds worsened for all periods.

6.   The Funds' performance adjusted for risk shows slightly less strength as compared to performance that has not been adjusted for risk. Nonetheless, risk-adjusted performance is relatively strong.

7.   The construction of the performance universe that is used to rank a Fund's performance relative to comparable funds may bias the Fund's ranking upward within the universe. The bias occurs because the universe includes all share classes of multi-class funds and because either the no-load or A share class of the Fund is ranked. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and, given all else, would outperform many of the B and C share classes in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance of the Funds for the one-year performance period. With the adjustment, the rankings for this period are more evenly distributed.

C. Management Fees Charged by Other Mutual Fund Companies

8.   Total expenses of the Funds are generally low relative to those of comparable funds. Two-thirds of the Funds are in the first two quintiles, and nearly 86 percent are in the first three quintiles. Actual management fees are much less concentrated in the low-fee quintiles and contractual management fees are considerably less so. Rankings of fixed-income funds are more highly concentrated in the low-fee quintiles than are those of equity and money market funds.

9.   The relationship between the distribution of the rankings for the three fee and expense measures partly reflects the use of waivers and reimbursements that lower actual management fees and total expenses. In addition, non-management expenses of the Funds are relatively low.

10.   The rankings of equity and fixed-income funds by actual management fees and total expenses were largely the same in 2005 and 2006 while those for money market funds shifted toward higher relative fees. Many individual funds changed rankings between 2005 and 2006. These changes may have partly reflected the sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years. In addition, the ranking changes may have reflected the use of fee waivers and expense reimbursements by CMG and other fund companies, as well as the consolidation of transfer agency functions by CMG.

11.   Funds with the highest relative fees and expenses are subadvised. These funds account for 75 percent of the fourth and fifth quintile rankings for the three fee and expense measures combined. Fourteen of the 15 subadvised funds are in bottom two quintiles for contractual management fees, twelve are in the bottom two quintiles for actual management fees, and seven are in the bottom two quintiles for total expenses.

12.   Most of the subadvised Funds have management fees that are 15 to 20 basis points higher than those of their nonsubadvised Columbia counterparts. CMG has indicated that the premium in the management fee reflects the superior performance record of the subadvisory firms. The three- and five-year performance rankings of the subadvised funds are, in fact, relatively strong.

13.   The actual management fee for Columbia Cash Reserves is high within its expense peer group. The money market fund is the second largest in its peer group, and its assets significantly exceed the assets of the ten smaller funds. Six of the smaller funds have actual management fees that are lower than Columbia Cash Reserves' fee, and the average management fee of the ten smaller funds is 9 percent lower than that of Columbia Cash Reserves.

D. Review Funds

14.   CMG has identified 22 Funds for review based upon their relative performance or expenses. Thirteen of the review funds are subadvised funds, and 18 were subject to review in 2004 or 2005.

E. Possible Economies of Scale

15.   CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economy of scale as arising at the complex level and regards estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale.

16.   The memo describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. Although of significant benefit to shareholders, these measures have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

17.   CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace. Nonetheless, the difference between mutual fund management fees and institutional advisory fees appears to be large for several investment strategies.

G. Revenues, Expenses, and Profits

18.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

19.   Profitability generally increases with asset size. Small funds are typically unprofitable.

IV. Recommendations

A. Performance

1.   Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments that could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.   Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Fees and Expenses

3.   Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to Marsico Capital Management ("MCM") in as much as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

C. Economies of Scale

4.   Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of scale economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

5.   If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market funds and the Retirement Portfolios.

D. Institutional Fees

6.   Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

E. Profitability

7.   Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

8.   Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

9.   Trustees may wish to consider the treatment of the revenue sharing with the Private Bank division of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

Appendix – Stock Funds

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

Columbia Funds – Stock Funds

Growth Funds	Columbia Acorn Fund
Columbia Acorn Select
Columbia Acorn USA
Columbia Large Cap Growth Fund
Columbia Marsico 21st Century Fund
Columbia Marsico Focused Equities Fund
Columbia Marsico Growth Fund
Columbia Mid Cap Growth Fund
Columbia Small Cap Growth Fund I
Columbia Small Cap Growth Fund II

Core Funds	Columbia Common Stock Fund Columbia Large Cap Core Fund Columbia Small Cap Core Fund

Value Funds	Columbia Disciplined Value Fund
Columbia Dividend Income Fund
Columbia Large Cap Value Fund
Columbia Mid Cap Value Fund
Columbia Small Cap Value Fund I
Columbia Small Cap Value Fund II
Columbia Strategic Investor Fund

Asset Allocation/Hybrid Funds	Columbia Asset Allocation Fund
Columbia Asset Allocation Fund II
Columbia Balanced Fund
Columbia Liberty Fund
Columbia LifeGoal(TM) Balanced Growth Portfolio
Columbia LifeGoal(TM) Growth Portfolio
Columbia LifeGoal(TM) Income Portfolio
Columbia LifeGoal(TM) Income and Growth Portfolio
Columbia Masters Global Equity Portfolio
Columbia Masters Heritage Portfolio
Columbia Masters International Equity Portfolio
Columbia Thermostat Fund

Index Funds	Columbia Large Cap Enhanced Core Fund Columbia Large Cap Index Fund Columbia Mid Cap Index Fund Columbia Small Cap Index Fund

Specialty Funds	Columbia Convertible Securities Fund Columbia Real Estate Equity Fund Columbia Technology Fund

Global/International Funds	Columbia Acorn International
Columbia Acorn International Select
Columbia Global Value Fund
Columbia Greater China Fund
Columbia International Stock Fund
Columbia International Value Fund
Columbia Marsico International Opportunities Fund
Columbia Multi-Advisor International Equity Fund
Columbia World Equity Fund

Columbia Funds – Stock Funds

Taxable Bond Funds	Columbia Conservative High Yield Fund
Columbia Core Bond Fund
Columbia Federal Securities Fund
Columbia High Income Fund
Columbia High Yield Opportunity Fund
Columbia Income Fund
Columbia Intermediate Bond Fund
Columbia Short Term Bond Fund
Columbia Strategic Income Fund
Columbia Total Return Bond Fund
Columbia U.S. Treasury Index Fund

Tax-Exempt Bond Funds	Columbia California Tax-Exempt Fund
Columbia California Intermediate Municipal Bond Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia Georgia Intermediate Municipal Bond Fund
Columbia High Yield Municipal Fund
Columbia Intermediate Municipal Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia Maryland Intermediate Municipal Bond Fund
Columbia North Carolina Intermediate Municipal Bond Fund
Columbia New York Tax-Exempt Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Oregon Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia South Carolina Intermediate Municipal Bond Fund
Columbia Short Term Municipal Bond Fund
Columbia Tax-Exempt Fund
Columbia Virginia Intermediate Municipal Bond Fund

Money Market Funds	Columbia California Tax-Exempt Reserves
Columbia Cash Reserves
Columbia Connecticut Municipal Reserves
Columbia Government Plus Reserves
Columbia Government Reserves
Columbia Massachusetts Municipal Reserves
Columbia Money Market Reserves
Columbia Municipal Reserves
Columbia Prime Reserves
Columbia Tax-Exempt Reserves
Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Important Information About This Report – Stock Funds

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the Stock Funds listed on this report's cover.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risk, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and product for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 800.345.6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

Stock Funds

Annual Report – March 31, 2007

Columbia Management®

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SHC-42/129813-0307(05/07) 07/38772

Columbia Management®

Columbia International Value Fund

Annual Report – March 31, 2007

NOT FDIC INSURED

May Lose Value

No Bank Guarantee

Table of contents

Economic Update	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Managers' Report	4

Fund Profile	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	24

Unaudited Information	25

Columbia International Value Master Portfolio	26

Financial Statements	27

Report of Independent Registered Public Accounting Firm	40

Fund Governance	41

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements	44

Summary of Management Fee Evaluation by Independent Fee Consultant	47

Important Information About This Report	53

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

Investing is a long-term process and we are pleased that you have chosen to include the Columbia family of funds in your overall financial plan.

Your financial advisor can help you establish an appropriate investment portfolio and periodically review that portfolio. A well balanced portfolio is one of the keys to successful long-term investing. Your portfolio should be diversified across different asset classes and market segments and your chosen asset allocation should be appropriate for your investment goals, risk tolerance and time horizons.

However, creating an investment strategy is not a one-step process. From time to time, you'll need to re-evaluate your strategy to determine whether your investment needs have changed. Most experts recommend giving your portfolio a "check-up" every year.

As you begin your portfolio check-up, consider whether you have experienced any major life events since the last time you assessed your portfolio. You may need to tweak your strategy if you have:

•  Gotten married or divorced

•  Added a child to your family

•  Made a significant change in employment

•  Entered or moved significantly closer to retirement

•  Experienced a serious illness or death in the family

•  Taken on or paid off substantial debt

It's important to remember that over time, performance in different market segments will fluctuate. These shifts can cause your portfolio balance to drift away from your chosen asset allocation. A periodic portfolio check-up can help make sure your portfolio stays on track. Remember that asset allocation does not ensure a profit or guarantee against loss.

You'll also want to analyze the individual investments in your portfolio. Of course, performance should be a key factor in your analysis, but it's not the only factor to consider. Make sure the investments in your portfolio line up with your overall objectives and risk tolerance. Be aware of changes in portfolio management and pay special attention to any funds that have made significant shifts in their investment strategy.

We hope this information will help you, in working with your financial advisor, to stay on track to reach your investment goals. Thank you for your business and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Economic Update – Columbia International Value Fund

World economic growth advanced at a healthy pace during the 12-month period that began April 1, 2006 and ended March 31, 2007. For 2006, world gross domestic product was estimated at 3.6%. In 2007, growth is expected to slow somewhat to 3.0%, primarily because of slower growth in the United States, where a weak housing market weighed on the economy throughout the period. Core inflation remained above the comfort level of central banks in most of the world's major economies, and most central banks raised short-term interest rates in an effort to control inflationary pressures during the period.

Slower growth for euro zone economies

In the euro zone, the economy expanded 2.75% in 2006, as strong external trade boosted growth. However, the economy got off to a slower start in 2007, as both export demand and private consumption showed signs of weakening. The European Central Bank (ECB) continued to raise its key policy rate in quarter-point increments throughout the period, reflecting continued concerns about inflation. Capacity utilization is tight, as many factories are close to their limits; wages have increased; and money supply growth reached a record high in January—lending support to the ECB's policy decisions.

Japan's economy loses some momentum

Japan's economy maintained a slow but relatively steady pace of growth throughout the period. However, it lost momentum in the early months of 2007 as exports cooled and consumer spending remained weak. Although inflation is negligible, the Bank of Japan appears set to lift interest rates later this year. Elsewhere in Asia, the economies of South Korea and Taiwan also showed signs of slowing as external demand for technology-related exports decelerated sharply in the final months of 2006.

China continues to expand at record pace

China's economy expanded at an estimated pace of 10.6% in 2006—its fastest growth in over a decade—despite government-induced monetary and administrative measures designed to cool the engines of growth. China's export-driven economy remains vulnerable to slower growth around the globe. Nevertheless, it showed signs of continued expansion at an impressive pace in the early months of 2007.

World stock markets reflected economic strength

In an environment of generally healthy growth, the world's major stock markets delivered robust returns. The MSCI EAFE Index, which measures stock market performance in major developed countries around the world, returned 20.20%. Despite a sharp sell-off in February, most markets regained their forward momentum and bounced back with significant strength. The MSCI World Index, which includes the US market, returned 15.44%.

Summary

For the 12-month period ended March 31, 2007

■  The world's major stock markets moved higher, boosted by generally solid economic growth. Foreign markets, as measured by the MSCI EAFE Index, were generally stronger than the US market.

MSCI World Index	MSCI EAFE Index

The Morgan Stanley Capital International (MSCI) World Index tracks the performance of global stocks.

The MSCI Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

1

Performance Information – Columbia International Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/07 ($)

Class A	26.02
Class B	25.43
Class C	25.40
Class Z	26.17

Distributions declared per share

04/01/06 – 03/31/07 ($)

Class A	3.58
Class B	3.44
Class C	3.44
Class Z	3.63

Annual operating expense ratio (%)*

Class A	1.27
Class B	2.02
Class C	2.02
Class Z	1.02

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report.

Growth of a $10,000 investment 04/01/97 – 03/31/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia International Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/97 – 03/31/07 ($)

Sales charge	without	with
Class A	39,635	37,370
Class B	37,055	37,055
Class C*	31,103	31,103
Class Z	40,432	n/a

*06/15/98 (inception) – 03/31/07

Average annual total return as of 03/31/07 (%)

Share Class	A		B		C		Z
Inception	12/27/95		05/22/98		06/15/98		12/27/95
Sales charge	without	with	without	with	without	with	without
1-year	20.46	13.55	19.51	14.51	19.48	18.48	20.70
5-year	16.66	15.29	15.77	15.54	15.77	15.77	16.94
10-year/Life	14.76	14.09	13.99	13.99	13.78	13.78	14.99

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers and/or reimbursement of fund expenses by the investment advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value ("NAV") with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class B shares commenced operations on May 22, 1998 and have no performance prior to that date. Performance prior to May 22, 1998 is that of Class A shares at NAV, which reflect Rule 12b-1 fees of 0.25%. If Class B shares Rule 12b-1 fees had been reflected, total returns would have been lower.

2

Understanding Your Expenses – Columbia International Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,144.30	1,018.35	7.06	6.64	1.32
Class B	1,000.00	1,000.00	1,140.12	1,014.61	11.04	10.40	2.07
Class C	1,000.00	1,000.00	1,139.92	1,014.61	11.04	10.40	2.07
Class Z	1,000.00	1,000.00	1,145.90	1,019.60	5.72	5.39	1.07

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

3

Portfolio Managers' Report – Columbia International Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Top 5 sectors

as of 03/31/07 (%)

Telecommunication Services	22.8
Consumer Staples	16.0
Financials	15.5
Information Technology	12.0
Consumer Discretionary	10.9

Top 10 holdings

as of 03/31/07 (%)

Nestle	3.6
Telefonica	3.4
Wm. Morrison Supermarkets	3.2
Koninklijke Ahold	3.1
Sanofi-Aventis	3.0
ABN AMRO Holding	2.6
DaimlerChrysler	2.6
Korea Electric Power	2.5
STMicroelectronics	2.3
Carrefour	2.3

The master portfolio is actively managed and the composition of its portfolio will change over time. The information provided is calculated as a percentage of net assets.

The fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holding information referenced in this section is that of the master portfolio.

For the 12-month period ended March 31, 2007, the fund's Class A shares returned 20.46% without sales charge. The fund outperformed the MSCI EAFE Index1, which returned 20.20% during the same period. Stock selection in the commercial banking and automobiles industries helped the fund outperform the MSCI EAFE Index.

Stock selection and country allocations had a positive impact on returns

Gains for the fund's holdings in the food and staples retailing, diversified telecommunication services and commercial banking industries had the most substantial positive impact on returns. Among the fund positions from these industries advancing during the 12-month period were Wm. Morrison Supermarkets, a U.K. food and staples retailer; Telefonica, a Spanish diversified telecommunication services company, and ABN AMRO Holding, a Netherlands-based commercial banking company. Declines for fund holdings in the communications equipment industry weighed on performance, including Canada-based Nortel Networks.

On a country basis, share price appreciation for fund holdings based in the United Kingdom, the Netherlands, and Germany made positive contributions to returns, including Marks & Spencer Group, a U.K. multi-line retailer, Koninklijke Ahold, a Dutch food and staples retailer, and DaimlerChrysler, a German automobile company. Holdings of companies domiciled in Switzerland also tended to advance.

Research pointed to portfolio changes

During the period, our company-specific research and analysis dictated a number of changes. We sold selected holdings as their prices climbed toward our estimates of their intrinsic values, including DBS Group Holdings, Japan Tobacco and Royal & Sun Alliance. We also established positions in companies whose shares were trading at prices that we considered attractive, including Rohm, Standard Life and LG Electronics.

Disappointments were primarily in two industries

During the period, declines for fund positions in the communications equipment and consumer finance industries had a negative impact on performance. As stated previously, communications equipment holdings experiencing declines included Nortel. In the consumer finance industry, fund positions experiencing negative performance included two Japan-based companies, Takefuji and Aiful. We continue to believe these holdings offer long-term appreciation potential.

1The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

4

Portfolio Managers' Report (continued) – Columbia International Value Fund

Looking ahead

Although we monitor short-term developments in international equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that very little short-term "market news" provides useful information to investors.

In all market environments, we search for and hold companies that we believe to be fundamentally sound, whose shares are trading at discounts to our estimates of their fair values. We believe this strategy has the potential to provide patient investors with favorable results.

Please refer to the notes to the financial statements of Columbia International Value Master Portfolio for information on a recent change in the legal form of organization to Columbia Funds Master Investment Trust, LLC.

Holdings discussed in this report

as of 03/31/07 (%)

Wm. Morrison Supermarkets	3.2
Telefonica	3.4
ABN AMRO Holding	2.6
Nortel Networks	1.8
Marks & Spencer Group	1.4
Koninklijke Ahold	3.1
DaimlerChrysler	2.6
Rohm	0.2
Standard Life	0.2
LG Electronics	1.8
Takefuji	0.9
Aiful	1.1

The master portfolio is actively managed and the composition of its portfolio will change over time. The information provided is calculated as a percentage of net assets.

5

Fund Profile – Columbia International Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 03/31/07

+20.46%

Class A shares (without sales charge)

+20.20%

MSCI EAFE Index

Management Style

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

Summary

■  For the 12-month period ended March 31, 2007, the fund's Class A shares returned 20.46% without sales charge.

■  Stock selection in the food & staples retailing and commercial banking industries and in the Netherlands helped drive the fund's modest outperformance relative to the MSCI EAFE Index1 for the period.

■  Weak performance for the fund's positions in the communications equipment industry had a negative impact on performance.

Portfolio Management

Brandes Investment Partners, L.P. is the investment sub-advisor to Columbia International Value Fund. The following are the six voting members of Brandes' Large Cap Investment Committee who are jointly responsible for making day-to-day investment decisions for the fund and the master portfolio: Glenn Carlson, Brent Woods, Amelia Morris, Keith Colestock, W. James Brown and Brent Fredberg. Chief Executive Officer (CEO) Glenn Carlson has been with Brandes since 1996, serving as Managing Partner from 1996-2002, co-CEO from 2002-2004, and CEO since 2004. Brent Woods has been Managing Director of Investments since 2002, and served as Managing Partner from 1998-2002. Amelia Morris has served as Director of Investments since 2004, and served as a Senior Research Analyst from 1998-2004. Keith Colestock has served as Director of Investments since 2004, and served as a Senior Research Analyst from 2001-2004. W. James Brown has served as Director of Investments since 2004, and served as a Senior Research Analyst from 1996-2004. Brent Fredberg has served as a Senior Research Analyst since 2003, and served as an Analyst from 1999-2003.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Source for all statistical data-Brandes Investment Partners, L.P.

The outlook for this fund may differ from that presented for other Columbia Funds.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Some of the countries the fund invests in are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

1The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

6

Financial Statements – Columbia International Value Fund, March 31, 2007

A guide to understanding your fund's financial statements

Investment Portfolio	The investment portfolio details all of the fund's holdings and their values as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses performance for each class of shares and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

7

Investment Portfolio – Columbia International Value Fund, March 31, 2007

Investment Company – 100.2%
Value ($)
Investment in Columbia Funds Master Investment Trust, LLC, Columbia International Value Master Portfolio (a)	4,013,951,905
Total Investments – 100.2%	4,013,951,905
Other Assets & Liabilities, Net – (0.2)%	(7,024,356)
Net Assets – 100.0%	4,006,927,549

Notes to Investment Portfolio:

(a)  The financial statements of the Columbia International Value Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Columbia International Value Fund's financial statements.

  Columbia International Value Fund invests only in Columbia International Value Master Portfolio. At March 31, 2007, Columbia International Value Fund owned 86.9% of Columbia International Value Master Portfolio. Columbia International Value Master Portfolio was invested in the following countries at March 31, 2007.

Summary of Securities By Country (Unaudited)	Value ($)	% of Total Investments
United States*	966,311,593	17.8%
Japan	919,928,060	17.0
Netherlands	662.828.791	12.2
United Kingdom	542,746,324	10.0
France	408,258,999	7.5
Germany	326,172,201	6.0
South Korea	306,567,054	5.7
Switzerland	247,877,821	4.6
Italy	175,569,338	3.2
Spain	158,223,298	2.9
Brazil	150,667,380	2.8
Canada	124,394,925	2.3
Mexico	79,419,856	1.5
Portugal	75,055,358	1.4
Bermuda	74,699,294	1.4
Taiwan	71,327,736	1.3
Venezuela	50,063,445	0.9
New Zealand	41,474,560	0.8
Singapore	36,775,190	0.7
	$5,418,361,223	100.0%

* Includes short-term obligation and securities lending collateral.

 Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

See Accompanying Notes to Financial Statements.
8

Statement of Assets and Liabilities – Columbia International Value Fund
March 31, 2007

		($)
Assets	Investment in Master Portfolio, at identified cost	2,933,368,688
	Investment in Master Portfolio, at value	4,013,951,905
	Receivable for:
	Fund shares sold	1,056,498
	Total Assets	4,015,008,403
Liabilities	Payable for:
	Fund shares redeemed	6,510,113
	Administration fee	559,707
	Transfer agent fee	385,092
	Trustees' fees	34,096
	Pricing and bookkeeping fees	3,167
	Service and distribution fees	454,186
	Custody fee	618
	Chief compliance officer expenses	3,750
	Other liabilities	130,125
	Total Liabilities	8,080,854
	Net Assets	4,006,927,549
Net Assets Consist of	Paid-in capital	2,675,837,188
	Overdistributed net investment income	(868,572)
	Accumulated net realized gain	251,375,716
	Unrealized appreciation on investments	1,080,583,217
	Net Assets	4,006,927,549
Class A	Net assets	1,073,615,554
	Shares outstanding	41,268,319
	Net asset value per share (a)(b)	26.02
	Maximum sales charge	5.75%
	Maximum offering price per share ($26.02/0.9425)(c)	27.61
Class B	Net assets	110,725,745
	Shares outstanding	4,353,455
	Net asset value and offering price per share (a)(b)	25.43
Class C	Net assets	170,731,044
	Shares outstanding	6,720,427
	Net asset value and offering price per share (a)(b)	25.40
Class Z	Net assets	2,651,855,206
	Shares outstanding	101,332,818
	Net asset value and offering price per share (b)	26.17

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

(b)  Redemption price per share is equal to net asset value less any applicable redemption fees.

(c)  On sales of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements.
9

Statement of Operations – Columbia International Value Fund
For the Year Ended March 31, 2007

		($)
Investment Income	Allocated from Master Portfolio:
	Dividends (net of foreign taxes withheld of $14,349,735)	92,265,891
	Interest	3,495,576
	Securities lending	176,682
	Total Income	95,938,149
Expenses
	Expenses allocated from Master Portfolio	31,305,660
	Administration fee	6,574,153
	Distribution fee:
	Class B	828,303
	Class C	1,250,669
	Service fee:
	Class A	2,608,553
	Class B	275,768
	Class C	416,456
	Transfer agent fee	2,239,351
	Trustees' fees	4,420
	Pricing and bookkeeping fees	38,000
	Custody fee	3,694
	Chief compliance officer expenses	15,000
	Other expenses	477,150
	Total Operating Expenses	46,037,177
	Interest expense allocated from Master Portfolio	100,973
	Total Expenses	46,138,150
	Custody earnings credit	(2)
	Net Expenses	46,138,148
	Net Investment Income	49,800,001
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain (loss) allocated from Master Portfolio on:
	Investments	527,667,570
	Foreign currency transactions	(103,288)
	Net realized gain	527,564,282
	Net change in unrealized appreciation allocated from Master Portfolio on investments	153,551,812
	Net Gain	681,116,094
	Net Increase Resulting From Operations	730,916,095

See Accompanying Notes to Financial Statements.
10

Statement of Changes in Net Assets – Columbia International Value Fund

			Year Ended March 31,
Increase (Decrease) in Net Assets		2007 ($)	2006 ($)
Operations	Net investment income	49,800,001	55,948,248
	Net realized gain on investments and foreign currency transactions	527,564,282 (a)	419,727,139 (a)
	Net change in unrealized appreciation on investments	153,551,812 (a)	325,598,798 (a)
	Net Increase Resulting from Operations	730,916,095	801,274,185
Distributions Declared to Shareholders	From net investment income:
	Class A	(14,062,577)	(13,554,265)
	Class B	(831,862)	(849,180)
	Class C	(1,277,433)	(1,241,566)
	Class Z	(38,271,216)	(41,987,784)
	From net realized gains:
	Class A	(133,186,314)	(80,743,259)
	Class B	(14,213,607)	(9,872,590)
	Class C	(21,458,685)	(14,428,275)
	Class Z	(327,372,752)	(219,470,441)
	Total Distributions Declared to Shareholders	(550,674,446)	(382,147,360)
	Net Capital Share Transactions	(52,838,946)	(298,375,693)
	Redemption fees	23,212	26,466
	Net Increase in Net Assets	127,425,915	120,777,598
Net Assets	Beginning of period	3,879,501,634	3,758,724,036
	End of period	4,006,927,549	3,879,501,634
	Overdistributed net investment income at end of period	(868,572)	(1,362,887)

(a)  Allocated from the Columbia International Value Master Portfolio.

See Accompanying Notes to Financial Statements.
11

Statement of Changes in Net Assets – Capital Stock Activity

	Columbia International Value Fund
	Year Ended March 31, 2007		Year Ended March 31, 2006(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	8,880,356	221,294,787	6,416,451	145,804,563
Distributions reinvested	5,124,801	122,140,018	3,450,611	76,113,968
Redemptions	(13,194,201)	(330,986,223)	(10,002,540)	(227,527,415)
Net Increase (Decrease)	810,956	12,448,582	(135,478)	(5,608,884)
Class B
Subscriptions	78,369	1,825,379	63,568	1,389,435
Distributions reinvested	527,817	12,265,228	400,209	8,662,512
Redemptions	(935,890)	(22,742,025)	(844,568)	(18,933,756)
Net Decrease	(329,704)	(8,651,418)	(380,791)	(8,881,809)
Class C
Subscriptions	309,929	7,245,205	296,520	6,485,987
Distributions reinvested	659,733	15,324,874	484,198	10,468,868
Redemptions	(1,135,070)	(27,767,999)	(1,301,945)	(29,006,055)
Net Decrease	(165,408)	(5,197,920)	(521,227)	(12,051,200)
Class Z
Subscriptions	1,879,407	46,956,866	1,454,440	33,673,200
Distributions reinvested	7,900,734	189,194,368	5,611,054	124,261,806
Redemptions	(11,511,055)	(287,589,424)	(18,953,240)	(429,768,806)
Net Decrease	(1,730,914)	(51,438,190)	(11,887,746)	(271,833,800)

(a)  On August 22, 2005, the Fund's Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.
12

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$24.97		$22.34		$20.64		$11.62		$16.61
Income from Investment Operations:
Net investment income (c)	0.29		0.31		0.23		0.15		0.15
Net realized and unrealized gain (loss) on investments and foreign currency	4.34		4.73		2.51		9.04		(4.92)
Total from Investment Operations	4.63		5.04		2.74		9.19		(4.77)
Less Distributions Declared to Shareholders:
From net investment income	(0.34)		(0.35)		(0.25)		(0.17)		(0.13)
From net realized gains	(3.24)		(2.06)		(0.79)		—		(0.09)
Total Distributions Declared to Shareholders	(3.58)		(2.41)		(1.04)		(0.17)		(0.22)
Redemption fees:
Redemption fees added to paid-in-capital	—	(c)(d)	—	(c)(d)	—	(c)(d)	—	(c)(d)	—
Net Asset Value, End of Period	$26.02		$24.97		$22.34		$20.64		$11.62
Total return (e)	20.46%		24.28%		13.38%		79.17%		(28.97)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.30	%(f)	1.27%		1.33%		1.36%		1.42%
Interest expense	—	%(g)	—	%(g)	—		—		—
Net Expenses	1.30	%(f)	1.27%		1.33%		1.36%		1.42%
Net investment income	1.15%		1.38%		1.10%		0.89%		0.91%
Waiver/Reimbursement	—		0.06	%(h)	0.07	%(h)	0.09	%(h)	0.06%
Net assets, end of period (000's)	$1,073,616		$1,010,361		$906,848		$792,857		$482,196

(a)  The per share amounts and percentage reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor A shares were renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Amount represents less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  The benefits derived from custody credits had an impact of less than 0.01%

(g)  Rounds to less than 0.01%.

(h)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.04% and 0.06% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.
13

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$24.54		$22.00		$20.35		$11.47		$16.39
Income from Investment Operations:
Net investment income (c)	0.11		0.15		0.08		0.02		0.03
Net realized and unrealized gain (loss) on investments and foreign currency	4.22		4.63		2.45		8.91		(4.84)
Total from Investment Operations	4.33		4.78		2.53		8.93		(4.81)
Less Distributions Declared to Shareholders:
From net investment income	(0.20)		(0.18)		(0.09)		(0.05)		(0.02)
From net realized gains	(3.24)		(2.06)		(0.79)		—		(0.09)
Total Distributions Declared to Shareholders	(3.44)		(2.24)		(0.88)		(0.05)		(0.11)
Redemption fees:
Redemption fees added to paid-in-capital	—	(c)(d)	—	(c)(d)	—	(c)(d)	—	(c)(d)	—
Net Asset Value, End of Period	$25.43		$24.54		$22.00		$20.35		$11.47
Total return (e)	19.51%		23.36%		12.54%		77.89%		(29.54)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	2.05	%(f)	2.02%		2.08%		2.11%		2.17%
Interest expense	—	%(g)	—	%(g)	—		—		—
Net Expenses	2.05	%(f)	2.02%		2.08%		2.11%		2.17%
Net investment income	0.45%		0.67%		0.35%		0.14%		0.16%
Waiver/Reimbursement	—		0.06	%(h)	0.07	%(h)	0.09	%(h)	0.06%
Net assets, end of period (000's)	$110,726		$114,932		$111,402		$112,798		$73,283

(a)  The per share amounts and percentage reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor B shares were renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Amount represents less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  The benefits derived from custody credits had an impact of less than 0.01%

(g)  Rounds to less than 0.01%.

(h)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.04% and 0.06% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.
14

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$24.52		$21.98		$20.33		$11.46		$16.39
Income from Investment Operations:
Net investment income (c)	0.10		0.15		0.08		0.02		0.02
Net realized and unrealized gain (loss) on investments and foreign currency	4.22		4.63		2.45		8.90		(4.82)
Total from Investment Operations	4.32		4.78		2.53		8.92		(4.80)
Less Distributions Declared to Shareholders:
From net investment income	(0.20)		(0.18)		(0.09)		(0.05)		(0.04)
From net realized gains	(3.24)		(2.06)		(0.79)		—		(0.09)
Total Distributions Declared to Shareholders	(3.44)		(2.24)		(0.88)		(0.05)		(0.13)
Redemption fees:
Redemption fees added to paid-in-capital	—	(c)(d)	—	(c)(d)	—	(c)(d)	—	(c)(d)	—
Net Asset Value, End of Period	$25.40		$24.52		$21.98		$20.33		$11.46
Total return (e)	19.48%		23.38%		12.54%		77.85%		(29.52)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	2.05	%(f)	2.02%		2.08%		2.11%		2.17%
Interest expense	—	%(g)	—	%(g)	—		—		—
Net Expenses	2.05	%(f)	2.02%		2.08%		2.11%		2.17%
Net investment income	0.42%		0.67%		0.35%		0.14%		0.16%
Waiver/Reimbursement	—		0.06	%(h)	0.07	%(h)	0.09	%(h)	0.06%
Net assets, end of period (000's)	$170,731		$168,819		$162,797		$170,702		$113,594

(a)  The per share amounts and percentage reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  On August 22, 2005, the Fund's Investor C shares were renamed Class C shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Amount represents less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

(h)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.04% and 0.06% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.
15

Financial Highlights – Columbia International Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares (a)	2007		2006 (b)		2005		2004		2003
Net Asset Value, Beginning of Period	$25.09		$22.42		$20.71		$11.65		$16.67
Income from Investment Operations:
Net investment income (c)	0.36		0.38		0.29		0.19		0.16
Net realized and unrealized gain (loss) on investments and foreign currency	4.35		4.75		2.51		9.07		(4.92)
Total from Investment Operations	4.71		5.13		2.80		9.26		(4.76)
Less Distributions Declared to Shareholders:
From net investment income	(0.39)		(0.40)		(0.30)		(0.20)		(0.17)
From net realized gains	(3.24)		(2.06)		(0.79)		—		(0.09)
Total Distributions Declared to Shareholders	(3.63)		(2.46)		(1.09)		(0.20)		(0.26)
Redemption fees:
Redemption fees added to paid-in-capital	—	(c)(d)	—	(c)(d)	—	(c)(d)	—	(c)(d)	—
Net Asset Value, End of Period	$26.17		$25.09		$22.42		$20.71		$11.65
Total return (e)	20.70%		24.66%		13.63%		79.67%		(28.81)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses	1.05	%(f)	1.02%		1.08%		1.11%		1.17%
Interest expense	—	%(g)	—	%(g)	—		—		—
Net Expenses	1.05	%(f)	1.02%		1.08%		1.11%		1.17%
Net investment income	1.43%		1.69%		1.35%		1.14%		1.16%
Waiver/Reimbursement	—		0.06	%(h)	0.07	%(h)	0.09	%(h)	0.06%
Net assets, end of period (000's)	$2,651,855		$2,585,390		$2,577,677		$2,488,701		$1,614,750

(a)  The per share amounts and percentage reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio.

(b)  On August 22, 2005, the Fund's Primary A shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Amount represents less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

(h)  Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.04% and 0.06% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.
16

Notes to Financial Statements – Columbia International Value Fund, March 31, 2007

Note 1. Organization

Columbia Funds Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to Columbia International Value Fund (the "Fund").

Investment Goal

The Fund seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in Columbia International Value Master Portfolio (the "Master Portfolio"). The Master Portfolio is a series of Columbia Funds Master Investment Trust, LLC (the "Master Trust"). The Master Portfolio has the same investment objective as the Fund. The value of the Fund's investment in the Master Portfolio, included in the Statement of Assets and Liabilities, reflects the Fund's proportionate amount of beneficial interest in the net assets of the Master Portfolio and is equal to 86.9% at March 31, 2007. The financial statements of the Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Fund's financial statements. Other funds that are managed by Columbia Management Advisors, LLC, not registered under the 1940 Act, whose financial statements are not presented here, also invest in the Master Portfolio.

Fund Shares

The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z shares. Subject to certain limited exceptions, the Fund is no longer accepting new investments from current or prospective investors. Please see the Fund's current prospectus for more information. Each share class has its own expense structure and, as applicable, sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

The Fund invests substantially all of its assets in the Master Portfolio. See the Notes to Financial Statements for the Master Portfolio included elsewhere in this report for the Master Portfolio's valuation policies.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

17

Columbia International Value Fund, March 31, 2007

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations, and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis based on the relative net assets of each class for purposes of determining the net asset value of each class.

The Fund records its proportionate share of investment income, realized and unrealized gains and losses and expenses reported by the Master Portfolio on a daily basis. The investment income, realized and unrealized gains and losses and expenses are allocated daily to investors of the Master Portfolio based upon the relative value of their investment in the Master Portfolio.

Distributions to Shareholders

Dividends from net investment income, if any, are distributed at least annually. Net realized capital gains, if any, are distributed at least annually.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, because this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, distribution reclassifications and allocations of realized gains due to tax rules were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$5,137,402	$(6,025,028)	$887,626

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

18

Columbia International Value Fund, March 31, 2007

The tax character of distributions paid during the years ended March 31, 2007 and March 31, 2006 was as follows:

	3/31/07		3/31/06
	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-term Capital Gains
Columbia International Value Fund	$111,210,985	$439,463,461	$72,392,492	$309,754,868

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
$15,731,565	$235,644,162	$1,242,441,178

*The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2007, based on cost of investments for federal income tax purposes were:

Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
N/A*	N/A*	N/A*

*  See the Master Portfolio notes to financial statements for tax basis information.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Master Portfolio. The Fund indirectly pays for investment advisory and sub-advisory services through its investment in the Master Portfolio (See Note 4 of Notes to Financial Statements of the Master Portfolio).

Administration Fee

Columbia provides administrative and other services to the Fund. Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly, at the annual rate of 0.17% of the Fund's average daily net assets less the fees payable by the Fund under the agreements described in the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company ("State Street") and Columbia (the "Financial Reporting Services financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the

19

Columbia International Value Fund, March 31, 2007

"Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for services related to the requirements of the Sarbanes-Oxley Act of 2002. The fees for these services are included in "Administration fee" on the Statement of Operations.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under its pricing and bookkeeping agreement with the Fund, Columbia was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended March 31, 2007, the total amount paid to affiliates by the Fund under these agreements was $28,500.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended March 31, 2007, the effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was 0.06% of the Fund's average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Fund's shares. For the year ended March 31, 2007, the Distributor has retained net underwriting discounts of $574 on sales of the Fund's Class A shares and received net CDSC fees of $2,299, $68,082 and $2,382 on Class A, Class B and Class C share redemptions, respectively.

The Trust has adopted shareholder servicing plans ("Servicing Plans) and distribution plans ("Distribution Plans") for the Class B and Class C shares of the Fund and a combined distribution and shareholder servicing plan for Class A shares of the Fund. The shareholder servicing plans permit the Fund to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Fund to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of the Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

20

Columbia International Value Fund, March 31, 2007

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" in the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" in the Statement of Assets and Liabilities.

Note 5. Shares of Beneficial Interest

An unlimited number of shares of beneficial interest without par value are authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify shares into one or more additional classes or series of shares.

Class B shares generally convert to Class A shares as follows:

Class B shares purchased:	Will convert to Class A shares after:
– after November 15, 1998	Eight years
– between August 1, 1997 and November 15, 1998
$0 - $249,999	Nine years
$250,000 - $499,999	Six years
$500,000 - $999,999	Five years
– before August 1, 1997	Nine years

As of March 31, 2007, the Fund had one shareholder that held 41.6% of shares outstanding which were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

As of March 31, 2007, the Fund had shareholders that held greater than 5% of the shares outstanding and BOA and/or its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
Columbia International Value Fund	3	23.2

Note 6. Redemption Fees

The Fund imposes a 2% redemption fee to shareholders who redeem shares held for 60 days or less. The redemption fee is designed to offset brokerage commissions and other costs

21

Columbia International Value Fund, March 31, 2007

associated with short term trading of Fund shares. The redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class of the Fund based on the relative net assets at the time of the redemption. For the year ended March 31, 2007, the Fund received redemption fees of $6,206, $658, $994 and $15,354 for Class A, Class B, Class C and Class Z shares, respectively, of the Fund.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned among each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

Note 8. Disclosure of Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

22

Columbia International Value Fund, March 31, 2007

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action - Mehta v AIG Sun America Life Assurance Company - involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Value Fund at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 25, 2007

24

Unaudited Information

Federal Income Tax Information – Columbia International Value Fund

For the fiscal year ended March 31, 2007, the Fund designates long-term capital gains of $500,000,000.

Foreign taxes paid during the fiscal year ended March 31, 2007, amounting to $14,671,283 will be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the calendar year ending December 31, 2007.

Gross income derived from sources within foreign countries amounted to $106,615,626 for the fiscal year ended March 31, 2007.

For non-corporate shareholders 80.00% of the ordinary income (including short-term capital gains) distributed by the Fund, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2006 to March 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

25

Columbia Funds Master Investment Trust, LLC

Columbia International Value Master Portfolio

  March 31, 2007

The following pages should be read in conjunction with Columbia International Value Fund's Annual Report.

26

Investment Portfolio – Columbia International Value Master Portfolio, March 31, 2007

Common Stocks – 96.4%

	Shares	Value ($)
Consumer Discretionary – 10.9%
Automobiles – 2.6%
DaimlerChrysler AG, Registered Shares (a)	1,453,207	119,193,774
Automobiles Total		119,193,774
Household Durables – 2.8%
LG Electronics, Inc.	1,210,800	82,624,745
Sony Corp. (a)	897,900	45,641,726
Household Durables Total		128,266,471
Leisure Equipment & Products – 2.1%
Fuji Photo Film Co., Ltd.	2,345,105	95,921,640
Leisure Equipment & Products Total		95,921,640
Media – 2.0%
British Sky Broadcasting Group PLC	1,083,100	12,020,969
ITV PLC	37,586,400	80,621,164
Media Total		92,642,133
Multiline Retail – 1.4%
Marks & Spencer Group PLC, ADR	828,580	65,830,681
Multiline Retail Total		65,830,681
Consumer Discretionary Total		501,854,699
Consumer Staples – 16.0%
Food & Staples Retailing – 8.6%
Carrefour SA (a)	1,200,660	87,813,621
Carrefour SA (b)	252,730	18,484,114
Koninklijke Ahold NV	12,306,166	143,842,937
Wm. Morrison Supermarkets PLC	24,353,465	147,965,191
Food & Staples Retailing Total		398,105,863
Food Products – 7.4%
Nestle SA, Registered Shares	423,750	165,032,866
Unilever NV (a)	3,581,604	104,301,794
Unilever PLC	2,355,553	70,967,565
Food Products Total		340,302,225
Consumer Staples Total		738,408,088
Financials – 15.5%
Commercial Banks – 7.3%
ABN AMRO Holding NV, ADR (a)	2,784,761	119,800,418
HSBC Holdings PLC	750,660	13,139,567
Intesa Sanpaolo SpA	8,435,186	64,059,398
Mitsubishi UFJ Financial Group, Inc.	4,660	52,595,044

	Shares	Value ($)
Mitsubishi UFJ Financial Group, Inc., ADR (a)	4,344,631	48,920,545
UniCredito Italiano SpA	4,141,800	39,421,370
Commercial Banks Total		337,936,342
Consumer Finance – 1.9%
Aiful Corp. (a)	1,602,100	49,623,770
Takefuji Corp. (a)	979,530	39,317,523
Consumer Finance Total		88,941,293
Diversified Financial Services – 0.8%
Jardine Matheson Holdings Ltd., ADR (a)	1,742,900	36,775,190
Diversified Financial Services Total		36,775,190
Insurance – 5.2%
Aegon NV (a)	3,952,734	78,781,480
Millea Holdings, Inc., Tokyo (a)	1,658,800	61,374,474
Mitsui Sumitomo Insurance Co., Ltd. (a)	7,087,000	88,948,345
Standard Life PLC (b)	1,516,463	9,429,979
Insurance Total		238,534,278
Thrifts & Mortgage Finance – 0.3%
Hypo Real Estate Holding AG, ADR (a)	253,261	16,108,007
Thrifts & Mortgage Finance Total		16,108,007
Financials Total		718,295,110
Health Care – 8.6%
Pharmaceuticals – 8.6%
Daiichi Sankyo Co., Ltd. (a)	2,252,000	68,989,477
GlaxoSmithKline PLC	3,014,800	82,879,428
Ono Pharmaceutical Co., Ltd.	1,486,700	83,267,311
Sanofi-Aventis (a)	1,587,086	138,019,093
Taisho Pharmaceutical Co., Ltd. (a)	382,000	7,002,037
Takeda Pharmaceutical Co., Ltd. (a)	274,000	17,973,693
Pharmaceuticals Total		398,131,039
Health Care Total		398,131,039
Industrials – 3.9%
Aerospace & Defense – 0.9%
Bombardier, Inc., Class B (c)	9,901,020	39,964,273
Aerospace & Defense Total		39,964,273
Commercial Services & Supplies – 1.4%
Contax Participacoes SA, ADR	2,827,200	2,666,898
Dai Nippon Printing Co., Ltd. (a)	3,974,000	62,523,727
Commercial Services & Supplies Total		65,190,625

See Accompanying Notes to Financial Statements.
27

Columbia International Value Master Portfolio, March 31, 2007

Common Stocks (continued)

	Shares	Value ($)
Industrial Conglomerates – 1.6%
Tyco International Ltd. (a)	2,367,648	74,699,294
Industrial Conglomerates Total		74,699,294
Industrials Total		179,854,192
Information Technology – 12.0%
Communications Equipment – 4.1%
Alcatel-Lucent (a)	5,236,100	61,622,819
Alcatel-Lucent, ADR (a)	3,835,200	45,332,064
Nortel Networks Corp. (a)(c)	3,510,630	84,430,651
Communications Equipment Total		191,385,534
Electronic Equipment & Instruments – 2.7%
Hitachi Ltd. (a)	3,889,000	30,164,172
Hitachi Ltd., ADR	1,199,825	92,638,488
Electronic Equipment & Instruments Total		122,802,660
Semiconductors & Semiconductor Equipment – 5.2%
Infineon Technologies AG (c)	2,234,600	34,776,305
Infineon Technologies AG (b)(c)	1,255,700	19,542,024
Rohm Co., Ltd.	78,500	7,121,224
STMicroelectronics NV (a)	5,541,800	106,677,431
United Microelectronics Corp.	123,579,970	71,327,736
Semiconductors & Semiconductor Equipment Total		239,444,720
Information Technology Total		553,632,914
Materials – 2.4%
Chemicals – 2.4%
Akzo Nobel NV (a)	1,040,500	79,018,771
Akzo Nobel NV, ADR	400,500	30,405,960
Chemicals Total		109,424,731
Materials Total		109,424,731
Telecommunication Services – 22.8%
Diversified Telecommunication Services – 21.8%
Brasil Telecom Participacoes SA, ADR	241,760	10,900,958
BT Group PLC, ADR (a)	998,030	59,891,780
Compania Anonima Nacional Telefonos de Venezuela, ADR (d)	2,878,864	50,063,445
Deutsche Telekom AG, ADR	6,010,800	99,358,524
Deutsche Telekom AG, Registered Shares (a)	2,249,000	37,193,566
France Telecom SA (a)	2,157,812	56,987,288

	Shares	Value ($)
KT Corp., ADR (a)	2,914,300	65,251,177
Nippon Telegraph & Telephone Corp., ADR (a)	2,571,180	67,904,864
Portugal Telecom SGPS SA, ADR	5,584,476	75,055,358
Swisscom AG, ADR (a)	2,291,700	82,844,955
Tele Norte Leste Participacoes SA, ADR	2,164,000	29,949,760
Telecom Corp. of New Zealand Ltd., ADR	1,524,800	41,474,560
Telecom Italia SpA, ADR (a)	1,649,181	47,265,528
Telecom Italia SpA, Savings Shares (a)	10,039,010	24,823,043
Telecomunicacoes Brasileiras SA, ADR	663,200	19,511,344
Telefonica SA, ADR	2,382,881	158,223,299
Telefonos de Mexico SA de CV, ADR, Class L	2,377,840	79,419,856
Diversified Telecommunication Services Total		1,006,119,305
Wireless Telecommunication Services – 1.0%
SK Telecom Co., Ltd., ADR (a)	1,448,339	33,920,099
SK Telecom Co., Ltd.	57,077	11,618,033
Tim Participacoes SA, ADR (a)	61,418	1,994,857
Vivo Participacoes SA (a)	426,216	1,496,018
Wireless Telecommunication Services Total		49,029,007
Telecommunication Services Total		1,055,148,312
Utilities – 4.3%
Electric Utilities – 4.3%
Centrais Electricas Brasileiras SA, ADR	7,501,787	84,147,545
Korea Electric Power Corp., ADR (a)	5,657,650	113,153,000
Electric Utilities Total		197,300,545
Utilities Total		197,300,545
Total Common Stocks (Cost of $3,209,608,440)		4,452,049,630
Securities Lending Collateral – 18.2%
State Street Navigator Securities Lending Prime Portfolio (e)	841,887,593	841,887,593
Total Securities Lending Collateral (Cost of $841,887,593)		841,887,593

See Accompanying Notes to Financial Statements.
28

Columbia International Value Master Portfolio, March 31, 2007

Short-Term Obligation – 2.7%

	Par ($)	Value($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/30/07, due on 04/02/07, at 5.060%, collateralized by U.S. Agency Obligations with various maturities to 01/09/12, market value of $126,913,169 (repurchase proceeds $124,476,465)	124,424,000	124,424,000
Total Short-Term Obligation (Cost of $124,424,000)		124,424,000
Total Investments – 117.3% (Cost of $4,175,920,033) (f)		5,418,361,223
Other Assets & Liabilities, Net – (17.3)%		(799,971,510)
Net Assets – 100.0%		4,618,389,713

Notes to Investment Portfolio:

(a)  All or a portion of this security was on loan at March 31, 2007. The total market value of securities on loan at March 31, 2007 is $808,839,724.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities, which are not illiquid, amounted to $47,456,117, which represents 1.0% of net assets.

(c)  Non-income producing security.

(d)  Investment in affiliate during the year ended March 31, 2007:
Security name: Compania Anonima Nacional Telefonos de Venezuela,ADR

Shares as of 03/31/06:	2,878,864
Shares purchased:	–
Shares sold:	–
Shares as of 03/31/07:	2,878,864
Net realized gain/loss:	–
Dividend income earned:	$9,443,204
Value at end of period:	$50,063,445

(e)  Investment made with cash collateral received from securities lending activity.

(f)  Cost for federal income tax purposes is $4,175,920,045.

The Master Portfolio was invested in the following countries at March 31, 2007:

Summary of Securities By Country (Unaudited)	Value ($)	% of Total Investments
United States *	966,311,593	17.8%
Japan	919,928,060	17.0
Netherlands	662,828,791	12.2
United Kingdom	542,746,324	10.0
France	408,258,999	7.5
Germany	326,172,201	6.0
South Korea	306,567,054	5.7
Switzerland	247,877,821	4.6
Italy	175,569,338	3.2
Spain	158,223,298	2.9
Brazil	150,667,380	2.8
Canada	124,394,925	2.3
Mexico	79,419,856	1.5
Portugal	75,055,358	1.4
Bermuda	74,699,294	1.4
Taiwan	71,327,736	1.3
Venezuela	50,063,445	0.9
New Zealand	41,474,560	0.8
Singapore	36,775,190	0.7
	$5,418,361,223	100.0%

*  Includes short-term obligation and securities lending collateral.

  Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
29

Statement of Assets and Liabilities – Columbia International Value Master Portfolio
March 31, 2007

		($)
Assets	Unaffiliated investments, at identified cost	4,131,496,927
	Affiliated investments, at identified cost	44,423,106
	Total investments, at identified cost	4,175,920,033
	Unaffiliated investments, at value	5,368,297,778
	Affiliated investments, at value	50,063,445
	Total investments, at value (including securities on loan of $808,839,724)	5,418,361,223
	Cash	745
	Foreign currency (cost of $356,550)	356,556
	Receivable for:
	Investments sold	58,132,409
	Interest	34,977
	Dividends	15,547,749
	Securities lending income	203,246
	Total assets	5,492,636,905
Liabilities	Collateral on securities loaned	841,887,593
	Payable for:
	Investments purchased	29,116,610
	Investment advisory fee	2,770,760
	Administration fee	177,923
	Pricing and bookkeeping fees	15,332
	Trustees' fees	50,677
	Custody fee	176,331
	Other liabilities	51,966
	Total liabilities	874,247,192
	Net Assets	4,618,389,713

See Accompanying Notes to Financial Statements.
30

Statement of Operations – Columbia International Value Master Portfolio
For the Year Ended March 31, 2007

		($)
Investment Income	Dividends (Net of foreign taxes withheld of $16,469,391)	96,400,634
	Dividends from affiliates	9,443,204
	Interest	3,984,489
	Securities lending	203,344
	Total income	110,031,671
Expenses	Investment advisory fee	32,446,266
	Administration fee	2,075,820
	Pricing and bookkeeping fees	166,472
	Trustees' fees	18,794
	Custody fee	1,006,805
	Other expenses	193,388
	Total Operating Expenses	35,907,545
	Interest expense	116,000
	Total Expenses	36,023,545
	Custody earnings credit	(15,990)
	Net Expenses	36,007,555
	Net Investment Income	74,024,116
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain (loss) on:
	Investments	604,988,992
	Foreign currency transactions	(120,468)
	Net realized gain	604,868,524
	Net change in unrealized appreciation on:
	Investments	175,380,344
	Foreign currency translations	69,647
	Net change in unrealized appreciation	175,449,991
	Net Gain	780,318,515
	Net Increase Resulting from Operations	854,342,631

See Accompanying Notes to Financial Statements.
31

Statement of Changes in Net Assets – Columbia International Value Master Portfolio

		Year Ended March 31,
Increase (Decrease) in Net Assets		2007 ($)	2006 ($)
Operations	Net investment income	74,024,116	78,742,854
	Net realized gain on investments and foreign currency transactions	604,868,524	483,466,860
	Net change in unrealized appreciation on investments	175,449,991	374,084,863
	Net Increase Resulting from Operations	854,342,631	936,294,577
	Contributions	279,432,207	274,115,210
	Withdrawals	(974,514,599)	(1,035,528,313)
	Net Increase in Net Assets	159,260,239	174,881,474
Net Assets	Beginning of period	4,459,129,474	4,284,248,000
	End of period	4,618,389,713	4,459,129,474

See Accompanying Notes to Financial Statements.
32

Financial Highlights – Columbia International Value Master Portfolio

	Year Ended March 31,
	2007	2006	2005	2004	2003
Total return	20.95%	24.88%	13.85%	79.88%	(28.54)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (a)	0.80%	0.80%	0.86%	0.90%	0.90%
Interest expense (b)	—%	—%	—%	—%	—%
Net expenses (a)	0.80%	0.80%	0.86%	0.90%	0.90%
Net investment income	1.66%	1.88%	1.57%	1.34%	1.45%
Waiver/reimbursement	—	—	0.05%	0.06%	0.06%
Portfolio turnover rate	19%	20%	21%	15%	25%

(a)  The benefits derived from custody credits had an impact of less than 0.01%.

(b)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
33

Notes to Financial Statements – Columbia International Value Master Portfolio (March 31, 2007)

Note 1. Organization

Columbia Funds Master Investment Trust, LLC (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains only to Columbia International Value Master Portfolio (the "Master Portfolio").

The following investors were invested in the Master Portfolio at March 31, 2007:

Columbia International Value Master Portfolio:

Columbia International Value Fund
(the "Feeder Fund")  86.9%

Columbia International Value Fund (Offshore)  0.5%

Banc of America Capital Management
Funds VII, LLC - International Value Fund  12.6%

On September 18, 2006, Nations International Value Fund (Offshore) was renamed Columbia International Value Fund (Offshore).

Effective March 30, 2007, the Master Trust converted from a Delaware statutory trust to a Delaware limited liability company and changed its name to "Columbia Funds Master Investment Trust, LLC" from "Columbia Funds Master Investment Trust". The series of the Master Trust serve as master portfolios for the Columbia Funds that operate as feeder funds in a master feeder structure.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Master Portfolio in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets. Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value in accordance with procedures adopted by the Board of Trustees.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Master Portfolio's interests are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Master Portfolio's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Master Portfolio's financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

34

Columbia International Value Master Portfolio, March 31, 2007

Repurchase Agreements

The Master Portfolio may engage in repurchase agreement transactions with institutions determined to be creditworthy by Columbia Management Advisors, LLC ("Columbia"), the Master Portfolio's investment advisor. The Master Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is required to be at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Master Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Master Portfolio seek to assert its rights.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Master Portfolio does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date.

Each investor in the Master Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains and losses of the Master Portfolio.

Expenses

General expenses of the Master Trust are allocated to the Master Portfolio based upon their relative net assets or other expense allocation methodologics determined by the nature of the expense. Expenses directly attributable to the Master Portfolio are charged directly to the Master Portfolio.

Federal Income Tax Status

The Master Portfolio is treated as a partnership for federal income tax purposes and therefore is not subject to federal income tax. Each investor in the Master Portfolio will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

The Master Portfolio's assets, income and distributions will be managed in such a way that the Feeder Fund will be able to continue to qualify as a registered investment company by investing its assets through its Master Portfolio.

The Master Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Master Portfolio accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Indemnification

In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Master Portfolio's maximum exposure under these arrangements is unknown, because this would involve future claims against the Master Portfolio. Also, under the Master Trust's organizational documents, the trustees and officers of the Master Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Master Trust. However, based on experience, the Master Portfolio expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

Unrealized appreciation and depreciation at March 31, 2007, based on cost of investments for federal income tax purposes were:

Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$1,347,026,068	$(104,584,890)	$1,242,441,178

35

Columbia International Value Master Portfolio, March 31, 2007

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Master Portfolio and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Master Portfolio's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Master Portfolio. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of the Master Portfolio at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.85%
$500 million to $1 billion	0.80%
$1 billion to $1.5 billion	0.75%
$1.5 billion to $3 billion	0.70%
$3 billion to $6 billion	0.68%
Over $6 billion	0.66%

For the year ended March 31, 2007, the effective investment advisory fee rate for the Master Portfolio was 0.73% of the Master Portfolio's average daily net assets.

Sub-Advisory Fee

Brandes Investment Partners, L.P. ("Brandes") has been retained by Columbia as the investment sub-advisor to the Master Portfolio. As the sub-advisor, Brandes is responsible for daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Master Portfolio. Columbia, from the investment advisory fee it receives, pays Brandes a monthly sub-advisory fee at the annual rate of 0.50% of the Master Portfolio's average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Master Portfolio. Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly, at the annual rate of 0.05% of the Master Portfolio's average daily net assets less the fees payable by the Master Portfolio under the agreements described in the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Master Portfolio entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Master Portfolio. Also effective December 15, 2006, the Master Portfolio entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Master Portfolio. Under the State Street Agreements, the Master Portfolio pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets for the month. The aggregate fee during any year period shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). The Master Portfolio also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Master Portfolio entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Master Portfolio expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Master Portfolio reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services

36

Columbia International Value Master Portfolio, March 31, 2007

performed in connection with Master Portfolio expenses. Fees related to the requirements of the Sarbanes-Oxley Act of 2002 are paid by the Feeder Fund and are included in "Administration fee" on the Feeder Fund's Statement of Operations.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Master Portfolio under a pricing and bookkeeping agreement. Under its pricing and bookkeeping agreement with the Master Portfolio, Columbia was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Master Portfolio also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Master Portfolio's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended March 31, 2007, the total amount paid to affiliates by the Portfolio under these agreements is $120,944.

Expense Limits and Fee Reimbursements

Columbia has voluntarily agreed to reimburse the Master Portfolio for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed the annual rate of 0.90% of the Master Portfolio's average daily net assets. This arrangement may be revised or discontinued by Columbia at any time.

Custody Credits

The Master Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statement of Operations. The Master Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Master Portfolio are employees of Columbia or its affiliates and receive no compensation from the Master Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Master Portfolio in accordance with federal securities regulations.

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Master Portfolio's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, a portfolio of Columbia Funds Series Trust, another registered investment company advised by Columbia. The expense for the deferred compensation plan is included in "Trustees' fees" in the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" in the Statement of Assets and Liabilities.

Note 5. Portfolio Information

The aggregate cost of purchases and proceeds from sales of securities excluding short-term obligations, for the year ended March 31, 2007 were $830,186,264 and $1,548,208,547, respectively.

Note 6. Line of Credit

The Master Portfolio and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity.

Interest on the committed line of credit is charged to each participating fund or Master Portfolio based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund or Master Portfolio based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time

37

Columbia International Value Master Portfolio, March 31, 2007

structuring fee of $30,000 is also accrued and apportioned among each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund or Master Portfolio. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended March 31, 2007, the average daily loan balance outstanding on days where borrowing existed was $2,050,000 at a weighted average interest rate of 5.60%

Note 7. Securities Lending

The Master Portfolio commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Master Portfolio. Generally, in the event of borrower default, the Master Portfolio has the right to use the collateral to offset any losses incurred. In the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Master Portfolio. The Master Portfolio bears the risk of loss with respect to the investment of collateral.

Note 8. Disclosure of Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

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Columbia International Value Master Portfolio, March 31, 2007

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action - Mehta v AIG Sun America Life Assurance Company - involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

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Report of Independent Registered Public Accounting Firm

To the Holders and Trustees of Columbia Funds Master Investment Trust, LLC

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Value Master Portfolio (constituting part of Columbia Funds Master Investment Trust, LLC hereafter referred to as the "Portfolio") at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 25, 2007

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Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds of the Columbia Funds Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Edward J. Boudreau (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E. J. Boudreau & Associates (Consulting), from 2000 through current. Oversees 79. None.

William P. Carmichael (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired Oversees 79. Director – Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking – IndyMac Bancorp, Inc., from September 1999 to August 2003; retired. Oversees 79. None.

R. Glenn Hilliard (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer – ING Americas, from 1999 to April 2003; Non-Executive Director and Chairman – Conseco, Inc. (insurance), from September 2004 through current.
Oversees 79.
Director – Conseco, Inc. (insurance) and Alea Group Holdings (Bermuda), Ltd. (insurance)

Minor M. Shaw (Born 1947)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President – Micco Corporation and Mickel Investment Group. Oversees 79. Board Member – Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

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Fund Governance – (continued)

Officers

Name, Address and Age, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President – Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2004; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (asset management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Vice President – Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004, Vice President Product Strategy and Development from February, 2001 to June, 2002.

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Fund Governance – (continued)

Officers

Name, Address and Age, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice President and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October, 2004; Vice President – Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Master Investment Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreement and are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, (i) an investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Columbia International Value Master Portfolio; and (ii) an investment sub-advisory agreement with Brandes Investment Partners, L.P. ("Brandes") for Columbia International Value Master Portfolio. (Brandes is hereafter referred to as the "Sub-Adviser"). The investment advisory agreement with CMA and the investment sub-advisory agreement with the Sub-Adviser are each referred to as an "Advisory Agreement" collectively referred to as the "Advisory Agreements." The portfolio identified above is referred to as the "Master Portfolio."

More specifically, at meetings held on October 17-18, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board's review and conclusions are based on comprehensive consideration of all information presented to them and not the result of any single controlling factor.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Master Portfolio by CMA and the Sub-Adviser under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Master Portfolio, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Master Portfolio, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Master Portfolio's Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Master Portfolio.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Master Portfolio by CMA and the Sub-Adviser.

Fund Performance and Expenses. The Board considered the one-year, three-year, five-year and ten-year performance results for the Master Portfolio. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to the Master Portfolio (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to the Master Portfolio's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Master Portfolio's Peer Group and Universe and considered potential bias resulting from the selection methodology.

The Board received and considered statistical information regarding the Master Portfolio's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Master Portfolio's Peer Group and Universe, which comparative data was provided by Lipper. Lipper determined

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that the composition of the Peer Group and/or Universe for expenses would differ from that of performance to provide a more accurate basis of comparison. The Board also considered Lipper data that ranked the Master Portfolio based on: (i) the Master Portfolio's one-year performance compared to actual management fees; (ii) the Master Portfolio's one-year performance compared to total expenses; (iii) the Master Portfolio's three-year performance compared to actual management fees; and (iv) the Master Portfolio's three-year performance compared to total expenses.

Because of Master Portfolio met agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Master Portfolio's Advisory Agreements. The Board engaged in further review of the Master Portfolio because its investment performance over a one-year period was appreciably below the median of its Peer Group and its Net Advisory Rate (defined below) was appreciably outside of the median range of its Peer Group. However, the Board noted factors, such as positive performance rankings over other periods and a total expense ratio that was below the median range of its Peer Group and Universe, that outweighed the factors noted above.

Investment Advisory and Sub-Advisory Fee Rates. The Board reviewed and considered the proposed contractual investment advisory fee rate combined with the administration fee rate, payable by the Master Portfolio to CMA for investment advisory services (the "Advisory Agreement Rate"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the "Net Advisory Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. The Board also noted reductions in net advisory rates and/or total expenses of certain Funds across the fund complex, including in conjunction with certain Fund mergers. The Board also recognized the possibility that certain Funds would reach breakpoints sooner because of the new assets obtained as a result of a merger. Additionally, the Board received and afforded specific attention to information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in this respective Peer Groups.

The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

The Board concluded that the factors noted above supported the Advisory Agreement Rate and the Net Advisory Rate, and the approval of the Advisory Agreements for the Master Portfolio.

The Board also reviewed the Sub-Advisory Agreement Rate charged by the Sub-Adviser. The Board concluded that the Sub-Advisory Agreement Rate is fair and equitable, based on its consideration of the factors described above.

Profitability. The Board received and considered a profitability analysis of CMA based on the Advisory Agreement Rate and the Net Advisory Rate, as well as on other relationships between the Master Portfolio and other funds in the complex on the one hand and CMA affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Master Portfolio, whether the Master Portfolio has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board concluded that any potential economies of scale are shared fairly with Master Portfolio interestholders, most particularly through breakpoints and fee waiver arrangements.

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The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to their other clients, including institutional investors. In this regard, the Board concluded that, where the Advisory Agreement Rate, Sub-Advisory Agreement Rate and Net Advisory Rate were appreciably higher than the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Master Portfolio.

Other Benefits to CMA and the Sub-Advisers. The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Master Portfolio. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Master Portfolio (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Master Portfolio (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or the Sub-Adviser).

The Board considered the effectiveness of the policies of the Master Portfolio in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Master Portfolio and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Board reviews materials received from CMA and the Sub-Adviser annually as part of the re-approval process under

Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Master Portfolio receives throughout the year. In this regard, the Board reviews reports of CMA and the Sub-Adviser at each of their quarterly meetings, which includes, among other things, performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion. After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements is fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

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Summary of Management Fee Evaluation by Independent Fee Consultant

INDEPENDENT FEE CONSULTANT'S EVALUATION OF THE PROCESS BY WHICH MANAGEMENT FEES ARE NEGOTIATED FOR THE COLUMBIA MUTUAL FUNDS OVERSEEN BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 18, 2006

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc. ("CFD"1) agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Nations Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.   The nature and quality of CMA's services, including the Fund's performance;

2.   Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.   Possible economies of scale as the Fund grows larger;

4.   Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc., the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship that I may have with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

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5.   Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.   Profit margins of CMA and its affiliates from supplying such services. The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contained recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.   Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

  Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, fee waivers, expense reimbursements, and CMG's costs and profitability.

2.   Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

  Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.   Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the fund. Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.   Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than the fee waiver process to deal with fund underperformance, especially when evaluating premium-priced funds that begin to encounter poor performance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the causes of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.   Recommendation: Trustees should consider asking CMG to exert more effort in matching the 66 Nations Funds to the relevant institutional accounts for fee comparison purposes.

  Status: CMG has made the relevant matches between the Funds and institutional accounts in 2006.

6.   Recommendation: Fifty-six percent of funds have yet to reach their first management fee breakpoint. Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic

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assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

7.   Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

  Status: Trustees monitor performance on an ongoing basis.

III. Principal Finding

A. General

1.   Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.   In my view, the process by which the management fees of the Funds have been negotiated in 2006 has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.   The performance of the Funds has been relatively strong. For each of the one-, three-, and five-year performance periods, around half the Funds are ranked in the first and second quintiles and over three-fourths are in the first three quintiles.

4.   Performance rankings of equity funds have been consistently concentrated in the first two quintiles for the three performance periods. Equity fund performance improved slightly in 2006 for the one- and three-year performance periods over that in 2005.

5.   Rankings of fixed-income funds and money market funds have been relatively evenly distributed across performance quintiles. The one-year performance of fixed-income funds slipped slightly in 2006, while that of money market funds worsened for all periods.

6.   The Funds' performance adjusted for risk shows slightly less strength as compared to performance that has not been adjusted for risk. Nonetheless, risk-adjusted performance is relatively strong.

7.   The construction of the performance universe that is used to rank a Fund's performance relative to comparable funds may bias the Fund's ranking upward within the universe. The bias occurs because the universe includes all share classes of multi-class funds and because either the no-load or A share class of the Fund is ranked. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and, given all else, would outperform many of the B and C share classes in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance of the Funds for the one-year performance period. With the adjustment, the rankings for this period are more evenly distributed.

C. Management Fees Charged by Other Mutual Fund Companies

8.   Total expenses of the Funds are generally low relative to those of comparable funds. Two-thirds of the Funds are in the first two quintiles, and nearly 86 percent are in the first three quintiles. Actual management fees are much less concentrated in the low-fee quintiles and contractual management fees are considerably less so. Rankings of fixed-income funds are more highly concentrated in the low-fee quintiles than are those of equity and money market funds.

9.   The relationship between the distribution of the rankings for the three fee and expense measures partly reflects the

49

use of waivers and reimbursements that lower actual management fees and total expenses. In addition, non-management expenses of the Funds are relatively low.

10.   The rankings of equity and fixed-income funds by actual management fees and total expenses were largely the same in 2005 and 2006 while those for money market funds shifted toward higher relative fees. Many individual funds changed rankings between 2005 and 2006. These changes may have partly reflected the sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years. In addition, the ranking changes may have reflected the use of fee waivers and expense reimbursements by CMG and other fund companies, as well as the consolidation of transfer agency functions by CMG.

11.   Funds with the highest relative fees and expenses are subadvised. These funds account for 75 percent of the fourth and fifth quintile rankings for the three fee and expense measures combined. Fourteen of the 15 subadvised funds are in bottom two quintiles for contractual management fees, twelve are in the bottom two quintiles for actual management fees, and seven are in the bottom two quintiles for total expenses.

12.   Most of the subadvised Funds have management fees that are 15 to 20 basis points higher than those of their nonsubadvised Columbia counterparts. CMG has indicated that the premium in the management fee reflects the superior performance record of the subadvisory firms. The three- and five-year performance rankings of the subadvised funds are, in fact, relatively strong.

13.   The actual management fee for Columbia Cash Reserves is high within its expense peer group. The money market fund is the second largest in its peer group, and its assets significantly exceed the assets of the ten smaller funds. Six of the smaller funds have actual management fees that are lower than Columbia Cash Reserves' fee, and the average management fee of the ten smaller funds is 9 percent lower than that of Columbia Cash Reserves.

D. Review Funds

14.   CMG has identified 22 Funds for review based upon their relative performance or expenses. Thirteen of the review funds are subadvised funds, and 18 were subject to review in 2004 or 2005.

E. Possible Economies of Scale

15.   CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economy of scale as arising at the complex level and regards estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale.

16.   The memo describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. Although of significant benefit to shareholders, these measures have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

17.   CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace. Nonetheless, the difference between mutual fund management fees and institutional advisory fees appears to be large for several investment strategies.

50

G. Revenues, Expenses, and Profits

18.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

19.   Profitability generally increases with asset size. Small funds are typically unprofitable.

IV. Recommendations

A. Performance

1.   Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments that could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.   Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Fees and Expenses

3.   Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to Marsico Capital Management ("MCM") in as much as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

C. Economies of Scale

4.   Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of scale economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

5.   If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market funds and the Retirement Portfolios.

D. Institutional Fees

6.   Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

E. Profitability

7.   Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

8.   Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

9.   Trustees may wish to consider the treatment of the revenue sharing with the Private Bank division of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

51

Appendix

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

52

Important Information About This Report – Columbia International Value Fund

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the Columbia International Value Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 800.345.6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

Please consider the investment objectives, risk, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and product for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

53

Columbia International Value Fund

Annual Report – March 31, 2007

Columbia Management®

PRSRT STD

U.S. Postage

PAID

Holliston, MA

Permit NO. 20

©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/129905-0307(05/07) 07/38965

Government & Corporate Bond Funds

Annual Report – March 31, 2007

■	Columbia Total Return Bond Fund
■	Columbia Short Term Bond Fund
■	Columbia High Income Fund

NOT FDIC INSURED	May Lose Value
No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President’s Message

March 31, 2007

Dear Shareholder:

Investing is a long-term process and we are pleased that you have chosen to include the Columbia family of funds in your overall financial plan.

Your financial advisor can help you establish an appropriate investment portfolio and periodically review that portfolio. A well balanced portfolio is one of the keys to successful long-term investing. Your portfolio should be diversified across different asset classes and market segments and your chosen asset allocation should be appropriate for your investment goals, risk tolerance and time horizons.

However, creating an investment strategy is not a one-step process. From time to time, you’ll need to re-evaluate your strategy to determine whether your investment needs have changed. Most experts recommend giving your portfolio a “check-up” every year.

As you begin your portfolio check-up, consider whether you have experienced any major life events since the last time you assessed your portfolio. You may need to tweak your strategy if you have:

■	Gotten married or divorced
■	Added a child to your family
■	Made a significant change in employment
■	Entered or moved significantly closer to retirement
■	Experienced a serious illness or death in the family
■	Taken on or paid off substantial debt

It’s important to remember that over time, performance in different market segments will fluctuate. These shifts can cause your portfolio balance to drift away from your chosen asset allocation. A periodic portfolio check-up can help make sure your portfolio stays on track. Remember that asset allocation does not ensure a profit or guarantee against loss.

You’ll also want to analyze the individual investments in your portfolio. Of course, performance should be a key factor in your analysis, but it’s not the only factor to consider. Make sure the investments in your portfolio line up with your overall objectives and risk tolerance. Be aware of changes in portfolio management and pay special attention to any funds that have made significant shifts in their investment strategy.

We hope this information will help you, in working with your financial advisor, to stay on track to reach your investment goals. Thank you for your business and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

Economic Update – Government & Corporate Bond Funds

Summary

For the 12-month period that ended March 31, 2007

■

Investment-grade bonds rebounded as yields declined, lifting the Lehman Brothers U.S. Aggregate Bond Index to a respectable return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the US fixed-income markets.

Lehman Index	Merrill Lynch Index

■	The broad US stock market, as measured by the S&P 500 Index, returned 11.83%. Stock markets outside the United States were even stronger, as measured by the MSCI EAFE Index.

S&P Index	MSCI Index

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

US economic growth advanced at a modest pace during the 12-month period that began April 1, 2006 and ended March 31, 2007. A weak housing market weighed on the economy throughout the period, with few signs that relief was imminent. Energy prices trended downward, but rose again late in the period, and core inflation moved higher. Yet, many economic indicators remained positive. Job growth, for example, was relatively strong, as the labor markets added an average of 164,000 new jobs each month over the period and the unemployment rate declined to 4.4%. Personal income rose and consumer spending continued to expand, albeit at a slower pace as the period wore on. Against this backdrop, economic growth averaged around 2.2% for the 12-month period.

Between April and June 2006, the Federal Reserve Board (the Fed) raised a key short-term interest rate, the federal funds rate, twice — to 5.25%. But after its June meeting, the Fed turned cautious in the face of slower economic growth and held the federal funds rate steady. Investors reacted favorably to the prospect of stable or lower interest rates and fueled a rally that moved stock prices higher and gave a boost to the bond market as well.

Bonds bounced back

Although bond yields moved higher early in the period, most segments of the US bond market delivered respectable returns, as prices rose and yields declined in reaction to the Fed’s mid-year decision to put further short-term rate increases on hold. The yield on the 10-year US Treasury note1, a bellwether for the bond market, ended the 12-month period at 4.63% — somewhat lower than where it started. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 6.59%. High-yield bonds led the US fixed-income markets, reflecting investor confidence about the overall resilience of the economy despite its slower pace of growth. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 11.45%.

Despite late set-back, stocks moved solidly higher

Stock prices rose at an above-average pace during the 12-month period covered by this report. The S&P 500 Index, a broad measure of common stock performance, rose 11.83%. Large-cap stocks staged a comeback against small- and mid-cap stocks, as measured by their respective Russell indices. Foreign stock markets were even stronger than the US market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States and Canada, returned 20.20%, despite a volatile stretch late in the period when the US and many foreign stock markets retreated in response to a sharp decline in the Chinese market and other market-specific factors.

[1]	10-year Treasury note used solely as a benchmark for long-term interest rates.

Past performance is no guarantee of future results.

1

Performance Information – Columbia Total Return Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio*

Class A	0.78%
Class B	1.53%
Class C	1.53%
Class Z	0.53%

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report.

Growth of a $10,000 investment 04/01/97 – 03/31/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Total Return Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 04/01/97 – 03/31/07 ($)

Sales charge	without	with
Class A	17,177	16,624
Class B	16,007	16,007
Class C	16,003	16,003
Class Z	17,605	n/a

Average annual total return as of 03/31/07 (%)

Share Class	A		B		C		Z
Inception	11/19/92		06/07/93		11/16/92		10/30/92
	without	with	without	with	without	with	without
1-year	6.65	3.20	5.75	2.75	5.86	4.86	6.91
5-year	4.89	4.21	4.09	4.09	4.11	4.11	5.15
10-year	5.56	5.21	4.82	4.82	4.81	4.81	5.82

The “with sales charge” returns include the maximum initial sales charge of 3.25% for Class A shares, the maximum contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

2

Understanding Your Expenses – Columbia Total Return Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,030.62	1,020.89	4.10	4.08	0.81
Class B	1,000.00	1,000.00	1,026.78	1,017.15	7.88	7.85	1.56
Class C	1,000.00	1,000.00	1,026.78	1,017.15	7.88	7.85	1.56
Class Z	1,000.00	1,000.00	1,031.91	1,022.14	2.84	2.82	0.56

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

3

Portfolio Managers’ Report – Columbia Total Return Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share as of 3/31/07 ($)

Class A	9.74
Class B	9.74
Class C	9.74
Class Z	9.75

Distributions declared per share 04/01/06 – 03/31/07 ($)

Class A	0.44
Class B	0.37
Class C	0.37
Class Z	0.47

For the 12-month period ended March 31, 2007, the fund’s Class A shares returned 6.65% without sales charge. That was higher than the 6.59% return of its benchmark, the Lehman Brothers U.S. Aggregate Bond Index.1 The fund’s return was higher than the 6.08% average return of its peer group, the Lipper Intermediate Investment Grade Debt Funds Classification.2

Corporate, mortgage-backed and high-yield issues drove results

Corporate earnings continued to grow over the past 12 months, fed by a long-running economic expansion, and corporate bond fundamentals have remained good. Investors’ persistent appetite for incremental yield drove demand for investment-grade and lower-rated corporate issues and shifted focus away from lower-yielding US Treasuries. In this environment, a decision to emphasize corporate bonds aided the fund’s return. Issues secured by residential and commercial mortgages benefited from the pursuit of yield, a relatively stable interest rate environment and increasing property values, especially for commercial holdings. Bonds backed by other assets also performed well. Among mortgage-backed issues, those secured by 30-year mortgages were the leading performers. The fund’s overweight compared to the benchmark among 15-year mortgage-backed securities hurt relative results.

The fund’s modest allocation to high-yield issues also boosted performance, as bonds in the sector moved higher despite their reduced yield advantage over bonds carrying higher ratings. Non-dollar holdings also contributed to positive performance as the US dollar fell in value compared to currencies of other countries. During the period, we made a series of small adjustments to the portfolio’s duration, or its sensitivity to interest rate changes. These tactical shifts added modestly to relative returns.

Prospects for slowing US growth

We believe the pace of growth in the United States may moderate in the months ahead while global economies may move ahead more rapidly. The Federal Reserve Board (the Fed) has kept short-term interest rates where they were last summer. Meanwhile, the US inflation rate has been edging closer to what we believe is the Fed’s comfort zone, likely reducing the risk of further hikes over the near term. Any cooling of the US economy would further relieve inflationary pressures, allowing the Fed to consider a reduction in short-term rates at some point. But a reacceleration of economic growth would risk triggering higher prices, a scenario that might lead the Fed to raise rates instead.

[1]

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

4

Portfolio Managers’ Report, (continued) – Columbia Total Return Bond Fund

Our current reduced exposure for the fund to high-yield bonds, around 4% of the portfolio, reflects a cautious view of valuations, although we believe the sector still offers some appeal. Overseas, we have focused on non-dollar bonds in developed nations and eased back on the fund’s exposure to emerging market securities.

Portfolio structure as of 03/31/07 (%)
Mortgage-backed securities	29.5
Corporate fixed-income bonds & notes	26.3
Asset-backed securities	13.9
Government & agency obligations	11.2
Collateralized mortgage obligations	8.6
Commercial mortgage-backed securities	3.7
Municipal bond	0.2
Convertible bond	0.0	*
Other	6.6

Maturity breakdown as of 03/31/07 (%)
0-1 year	5.7
1-5 years	46.8
5-10 years	35.0
10-20 years	5.1
20+ years	7.4

Quality breakdown as of 03/31/07 (%)
Treasury	3.6
Agency	38.6
AAA	27.3
AA	5.0
A	6.8
BBB	14.4
BB	2.1
B	2.2

Your fund is actively managed and the composition of its portfolio will change over time. Portfolio structure, maturity and quality breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the ratings assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., Moody’s Investor Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund’s credit quality does not remove market risk.

* Rounds to less than 0.1%

SEC yields as of 03/31/07 (%)
Class A	4.64
Class B	4.06
Class C	4.06
Class Z	5.04

The 30-day SEC yields reflect the portfolio’s earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

5

Fund Profile – Columbia Total Return Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

12-month return as of 3/31/07

+6.65% Class A shares (without sales charge)

+6.59% Lehman Brothers U.S. Aggregate Bond Index

Management Style

Fixed-Income Maturity

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund’s prospectus.

Summary

■	For the 12-month period ended March 31, 2007, the fund’s Class A shares returned 6.65% without sales charge.

■	The fund outperformed its benchmark and the average return of its peer group.

■	The fund’s exposure to corporate bonds and mortgage-backed securities were key to its strong performance for the period.

Portfolio Management

Leonard Aplet has co-managed Columbia Total Return Bond Fund since October 2004, and has been with the advisor or its predecessors or affiliate organizations since 1987.

Kevin Cronk has co-managed the fund since November 2004, and has been with the advisor or its predecessors or affiliate organizations since 1999.

Thomas LaPointe has co-managed the fund since March 2005, and has been with the advisor or its predecessors or affiliate organizations since 1999.

Laura Ostrander has co-managed the fund since November 2004, and has been with the advisor or its predecessors or affiliate organizations since 1996.

Richard Cutts has co-managed the fund since November 2006, and has been with the advisor or its predecessors or affiliate organizations since 1994.

Carl Pappo has co-managed the fund since November 2006, and has been with the advisor or its predecessors or affiliate organizations since January 1993.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to the Performance Information page.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Source for all statistical data — Columbia Management Advisors, LLC.

6

Performance Information – Columbia Short Term Bond Fund

Growth of a $10,000 investment 04/01/97 – 03/31/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Short Term Bond Fund during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of sovereign debt publicly issued in the US domestic market with maturities of 1-3 years and a minimum amount outstanding of $1 billion. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance of a $10,000 investment 04/01/97 – 03/31/07 ($)

Sales charge	without	with
Class A	15,501	15,343
Class B	14,619	14,619
Class C	14,631	14,631
Class Z	15,846	n/a

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		Z
Inception	10/02/92		06/07/93		10/02/92		09/30/92
Sales charge	without	with	without	with	without	with	without
1-year	5.12	4.06	4.45	1.45	4.80	3.80	5.39
5-year	3.11	2.90	2.34	2.34	2.46	2.46	3.34
10-year	4.48	4.37	3.87	3.87	3.88	3.88	4.71

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio*

Class A	0.73%
Class B	1.48%
Class C	1.48%
Class Z	0.48%

Annual operating expense ratio after contractual waivers*

Class A	0.71%
Class B	1.46%
Class C	1.46%
Class Z	0.46%
*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund’s prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report. The contractual waiver expires 07/31/2007.

The “with sales charge” returns include the maximum initial sales charge of 1.00% for Class A shares, the maximum contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

7

Understanding Your Expenses – Columbia Short Term Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,024.68	1,021.29	3.68	3.68	0.73
Class B	1,000.00	1,000.00	1,021.89	1,017.55	7.46	7.44	1.48
Class C	1,000.00	1,000.00	1,023.09	1,019.75	5.25	5.24	1.04
Class Z	1,000.00	1,000.00	1,025.98	1,022.54	2.42	2.42	0.48

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

8

Portfolio Managers’ Report – Columbia Short Term Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share as of 03/31/07 ($)
Class A	9.84
Class B	9.84
Class C	9.83
Class Z	9.82

Distributions declared per share 04/01/06 – 03/31/07 ($)
Class A	0.40
Class B	0.33
Class C	0.37
Class Z	0.42

Top 10 holdings as of 03/31/07 (%)
Federal Home Loan Mortgage Corp., 5.500% 08/01/21	4.1
U.S. Treasury Inflation Indexed Notes, 3.875% 01/15/09	3.3
Federal Home Loan Mortgage Corp., 4.480% 09/19/08	3.1
Countrywide Home Loan Mortgage Pass Through Trust, 5.500% 09/25/35	2.9
Washington Mutual, Inc., 5.549% 01/25/37	2.4
Federal National Mortgage Association, 3.875% 02/01/08	2.1
JPMorgan Mortgage Trust, 6.064% 10/25/36	2.1
Washington Mutual, Inc., 5.658% 11/25/36	2.1
CS First Boston Mortgage Securities Corp., 6.480% 05/17/40	2.0
JPMorgan Mortgage Trust, 5.763% 04/25/36	1.9

Your fund is actively managed and the composition of its portfolio will change over time. Top 10 holdings are calculated as a percentage of net assets.

For the 12-month period that ended March 31, 2007, Class A shares of Columbia Short Term Bond Fund returned 5.12% without sales charge. The fund outperformed its benchmark, the Merrill Lynch 1-3 Year U.S. Treasury Index, which returned 5.02%.1 The fund’s return was also greater than the 4.98% average return of its peer group, the Lipper Short Investment Grade Debt Funds Classification.2 The fund’s exposure to bond sectors outside the Treasury market, in addition to its maturity structure, accounted for its performance advantage versus its benchmark and peer group average.

Fed policy set tone for the short-term market

The tone of the short-term fixed-income markets was set three months into the period, when the Federal Reserve Open Market Committee (the Fed) elected to suspend a two-year regimen of regular short-term rate increases. In the aftermath of this decision, the yield difference between short-term and long-term rates shifted and rates on two- and three-year securities fell more than for longer-term securities. This benefited the portfolio because it emphasized two-year securities. We kept the fund’s duration relatively close to the duration of the benchmark. However, tactical duration trades were executed throughout the period to take advantage of interest rate movements. Duration is a measure of interest rate sensitivity.

The portfolio was further strengthened by exposure to non-Treasury sectors, notably mortgages, corporate bonds, collateralized mortgage-backed securities and asset-backed securities, each of which outperformed Treasury securities over the 12-month period. It was advantageous to include these positions in the portfolio. However, the performance of the fund may have been enhanced had we not reduced its exposure to lower-rated Baa corporate bonds. We increased portfolio holdings of AAA and agency-rated securitized products with short maturities. This increased both the yield and quality of the portfolio. Because lower-quality securities outperformed higher quality securities during the reporting period, their yield advantage has narrowed to relatively low levels. As a result, we reduced the fund’s exposure to lower quality credits because we do not believe that the fund is being adequately compensated for the risk associated with lesser quality securities. And, we question whether the market’s appetite for risk can be sustained as the economic cycle matures.

Looking ahead

We believe that economic growth is likely to continue to decelerate, which may allow inflation to fall gradually and the Fed to relax its monetary policy, cutting short-term rates later in the year. However, this outlook is not without risk: If, for example, the housing market fails to stabilize, other sectors of the economy could weaken. As a result, we have opted to keep the portfolio’s maturity structure generally in line with

[1]

The Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of sovereign debt publicly issued in the US domestic market with maturities of 1-3 years and a minimum amount outstanding of $1 billion. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

9

Portfolio Managers’ Report (continued) – Columbia Short Term Bond Fund its benchmark. We have shifted the portfolio’s positioning along the yield curve — a graphic depiction of Treasury yields, from short to long — giving it the potential to perform well should rates fall more at the short end than the long end of the yield curve. And, we have reduced the fund’s corporate bond exposure to increase the overall quality of the portfolio.

Portfolio structure as of 03/31/07 (%)
Corporate fixed-income bonds & notes	31.5
Collateralized mortgage obligations	29.3
Mortgage-backed securities	13.0
Government & agency obligations	12.5
Asset-backed securities	7.5
Commercial mortgage-backed securities	5.6
Cash and equivalents, net other assets and liabilities	0.6

Quality breakdown as of 03/31/07 (%)
Treasury	4.9
Agency	26.1
AAA	36.4
AA	13.9
A	11.6
Baa	6.9
Ba	0.2

SEC yields as of 03/31/07 (%)
Class A	4.53
Class B	3.84
Class C	4.27
Class Z	4.82

Your fund is actively managed and the composition of its portfolio will change over time. Portfolio structure is calculated as a percentage of net assets.

Quality breakdown is calculated as a percentage of investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor’s, a division of The McGraw-Hill Companies, Inc., Moody’s Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The funds credit quality does not remove market risk.

The 30-day SEC yields reflect the portfolio’s earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

10

Fund Profile – Columbia Short Term Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

12-month return as of 03/31/2007

+5.12% Class A shares (without sales charges)

+5.02% Merrill Lynch 1-3 Year U.S. Treasury Index

Management Style

Fixed-Income Maturity

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund’s prospectus.

Summary

■	For the 12-month period that ended March 31, 2007, the fund’s Class A shares returned 5.12% without sales charge.

■	The fund outperformed its benchmark and the average return of its peer group.

■	Generally speaking, the fund’s investments in corporate and mortgage-related securities, along with its maturity structure, helped it outperform its benchmark and peer group average.

Portfolio Management

Leonard Aplet has co-managed the Columbia Short Term Bond Fund since October 2004, and has been with the advisor or its predecessors or affiliate organizations since 1987.

Richard Cutts has co-managed the fund since November 2004, and has been with the advisor or its predecessors or affiliate organizations since 1994.

Ronald Stahl has co-managed the fund since November 2006, and has been with the advisor or its predecessors or affiliate organizations since 1998.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to the Performance Information page.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic development and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Source for all statistical data — Columbia Management Advisors, LLC.

11

Performance Information – Columbia High Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expenses ratio*

Class A	1.08%
Class B	1.83%
Class C	1.83%
Class Z	0.83%

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report and may differ from the expense ratios disclosed elsewhere in this report.

Growth of a $10,000 investment 02/14/00 – 03/31/07 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia High Income Fund during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high yield bonds. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. The return for the index shown is from January 31, 2000.

Performance of a $10,000 investment Inception – 03/31/07 ($)

Sales charge	without	with
Class A	18,399	17,523
Class B	17,468	17,468
Class C	17,398	17,398
Class Z	18,809	n/a

Average annual total return as of 03/31/07 (%)

Share class	A		B		C		Z
Inception	02/14/00		02/17/00		03/08/00		02/14/00
Sales charge	without	with	without	with	without	with	without
1-year	11.10	5.87	10.29	5.29	10.21	9.21	11.41
5-year	10.93	9.85	10.09	9.82	10.11	10.11	11.19
Life	8.93	8.19	8.15	8.15	8.15	8.15	9.27

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares, the maximum contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

12

Understanding Your Expenses – Columbia High Income Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/06 – 03/31/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,074.50	1,019.15	6.00	5.84	1.16
Class B	1,000.00	1,000.00	1,070.71	1,015.41	9.86	9.60	1.91
Class C	1,000.00	1,000.00	1,071.00	1,015.41	9.86	9.60	1.91
Class Z	1,000.00	1,000.00	1,076.49	1,020.39	4.71	4.58	0.91

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

13

Portfolio Managers’ Report – Columbia High Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share as of 03/31/07 ($)

Class A	9.11
Class B	9.09
Class C	9.05
Class Z	9.19

Distributions declared per share 04/01/06 – 03/31/07 ($)

Class A	0.74
Class B	0.67
Class C	0.67
Class Z	0.76

Holdings discussed in this report as of 3/31/07 (%)

Delta Airlines, Inc.	1.1
Northwest Airlines, Inc.	1.0
General Motors Acceptance Corp.	1.8
Jean Coutu Group, Inc.	0.6
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co.	0.2
Conseco, Inc.	0.2
HCA, Inc.	0.4

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

The Fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

For the 12-month period that ended March 31, 2007, the fund’s Class A shares returned 11.10% without sales charge, compared with 11.82% for its benchmark, the Credit Suisse High Yield Index.1 The fund outperformed the 10.07% average return of its peer group, the Lipper High Current Yield Funds Classification.2 A decision to overweight airlines relative to the benchmark was rewarded as the sector was one of the period’s top performers. However, the fund gave up some ground because it had less exposure than the benchmark to the cable/wireless video and automotive sectors, which also enjoyed strong returns. In addition, the fund had more exposure than the benchmark to real estate development and housing, which were two of the poorest-performing sectors for the period.

Airline holdings were top performers

Airlines were among the period’s top performing industries, even though they gave back some of their gains in the final months of the reporting period against a background of dampened industry consolidation expectations and higher jet fuel prices. The fund’s top performers included both Delta Air Lines, Inc. and Northwest Airlines, Inc., which announced their first annual operating profits since 2000 and indicated that they were on target to exit bankruptcy.

General Motors Acceptance Corp. (GMAC) bonds rose as shares of parent company General Motors Corp. (GM) picked up prior to them selling their 51% stake in GMAC. After the sale, GMAC’s credit rating was upgraded four to six notches above GM, which gave the company easier and cheaper access to the credit markets. The fund continues to own the GMAC bonds because we believe that there is additional opportunity for the company.

The Jean Coutu Group, Inc. was another positive contributor to the fund. The Canadian company, which is the fourth largest drugstore chain in North America, announced the sale of its US subsidiary, and plans to tender the outstanding notes. These steps were favorably regarded by shareholders and the fund’s position in the Jean Coutu Group, Inc. bonds rose in value.

Disappointments cut across sector lines

The fund’s disappointments included semiconductor, financial, health care and consumer products holdings. MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. continued to suffer from weak earnings reports. Bonds of Conseco, Inc., a life and health insurance company, were also down as the company reported a loss and cut its earnings forecast. HCA, Inc. underperformed on news that a buyout offer was accepted from a private equity group. Existing bonds were subordinated to new issues that helped finance the buyout. We have since lowered the fund’s position in these bonds. Declining battery sales and rising raw material costs hurt Spectrum Brands, Inc., a diversified consumer products company and provider of Rayovac batteries, and its bonds also lost ground during the period.

[1]

The Credit Suisse High Yield Index is abroad-based index that tracks the performance of high yield bonds. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

14

Portfolio Managers’ Report (continued) – Columbia High Income Fund

Looking ahead

Although the yield differential between US Treasuries and high-yield bonds has widened slightly over the past year, we continue to believe that the high-yield market reflects fair value. On average, investors do not appear to be receiving sufficient additional yield to compensate for the additional risk of moving down the quality spectrum. As a result, we plan to continue to preserve the fund’s conservative positioning in terms of credit quality.

Please refer to the notes to the financial statements of Columbia High Income Master Portfolio for information on a recent change in the legal form of organization to Columbia Funds Master Investment Trust, LLC.

Maturity breakdown as of 03/31/07 (%)

0-1 year	13.7
1-3 years	7.8
3-5 years	14.5
5-7 years	27.3
7-10 years	23.1
10-15 years	3.7
15 years and over	9.9

Portfolio structure as of 03/31/07 (%)

Corporate fixed-income bonds & notes	86.1
Convertible bonds	2.1
Common stocks	1.5
Preferred stocks	1.5
Convertible preferred stocks	0.7
Warrants	0.0	*
Cash and equivalents, net other assets and liabilities	8.1

SEC yields as of 03/31/07 (%)

Class A	5.66
Class B	5.18
Class C	5.18
Class Z	6.19

Maturity breakdown and portfolio structure are calculated as a percentage of net assets.

The 30-day SEC yields reflect the portfolio’s earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

* Represents less than 0.1%

The Fund is a feeder fund that invests substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

15

Fund Profile – Columbia High Income Fund

Summary

■	For the 12-month period that ended March 31, 2007, the fund’s Class A shares returned 11.10% without sales charge.

■	The fund’s emphasis on airline securities aided performance as the sector was one of the period’s strongest performers.

■	The fund did not fully participate in the strong gains of the cable/wireless video and automotive sectors because it had less exposure than the index to both sectors.

Portfolio Management

The fund is managed by the High Yield Portfolio Management Team of MacKay Shields LLC, investment sub-advisor to the fund. J. Matthew Philo is the lead portfolio manager responsible for making the day-to-day investment decisions for the fund, and has been a portfolio manager for the fund since its inception.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds. Performance for different classes of shares will vary based on differences in sales charges and fees associated with each class. For standardized performance, please refer to the Performance Information page.

Source for all security-specific commentary — MacKay Shields LLC.

Source for all statistical data — Columbia Management Advisors, LLC.

Investing in high yield securities (commonly known as “junk” bonds) offers the potential for high current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer’s ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

12-month return as of 03/31/07

+11.10% Class A Shares (without sales charge)

+11.82% Credit Suisse High Yield Index

Management Style

Fixed-Income Maturity

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund’s prospectus.

16

Financial Statements – Government & Corporate Bond Funds

March 31, 2007

A guide to understanding your fund’s financial statements

Investment Portfolio	The investment portfolio details all of the fund’s holdings and their values as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund’s liabilities (including any unpaid expenses) from the total of the fund’s investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. This statement also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. This statement also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the fund’s net asset value per share was affected by the fund’s operating results. The financial highlights table also discloses performance for each class of shares and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

17

Investment Portfolio – Columbia Total Return Bond Fund

March 31, 2007

Mortgage-Backed Securities – 37.4%

	Par ($)	Value ($)
Federal Home Loan Mortgage Corp.
3.500% 10/01/18	3,873,569	3,592,934
5.000% 10/01/35	165,286,465	159,902,258
5.000% 11/01/35	22,015,348	21,298,198
5.500% 12/01/17	247,740	248,866
5.500% 12/01/18	1,668,824	1,676,003
5.500% 07/01/19	1,239,805	1,243,885
6.000% 05/01/17	108,598	110,528
6.000% 07/01/17	2,331,662	2,373,093
8.000% 11/01/09	12,040	12,332
8.000% 04/01/10	9,853	10,117
8.500% 11/01/26	197,622	212,284
TBA:
4.500% 04/01/22 (a)	48,000,000	46,454,976
5.500% 04/01/37 (a)	70,360,000	69,612,425
6.000% 04/01/22 (a)	18,629,000	18,931,721
Federal National Mortgage Association
5.000% 09/01/35	8,456,035	8,178,059
5.990% 06/01/32 (b)	33,168	33,709
6.080% 07/01/32 (b)	286,787	289,495
6.500% 08/01/36	29,655,117	30,251,943
6.500% 10/01/36	23,271,113	23,739,457
6.500% 11/01/36	18,581,781	18,955,750
6.500% 01/01/37	13,914,569	14,194,607
7.000% 10/01/11	185,524	191,324
7.199% 08/01/36 (b)	50,260	50,363
8.000% 12/01/09	103,580	103,392
10.000% 09/01/18	77,610	85,632
TBA:
5.500% 04/01/22 (a)	102,608,000	102,800,390
5.500% 04/01/37 (a)	127,559,000	126,203,686
6.000% 04/01/37 (a)	56,231,000	56,635,188
Government National Mortgage Association
7.000% 01/15/30	1,120,595	1,172,306
7.500% 12/15/23	1,100,397	1,147,940
7.500% 07/20/28	410,753	427,479
8.000% 11/15/07	1,978	1,989
8.000% 05/15/17	13,657	14,419
8.500% 02/15/25	121,797	131,493
9.500% 09/15/09	1,325	1,374
13.000% 01/15/11	3,990	4,437
13.000% 02/15/11	1,982	2,205

Total Mortgage-Backed Securities (cost of $711,976,637)		710,296,257

	Par ($)		Value ($)
Corporate Fixed-Income Bonds & Notes – 33.3%

Basic Materials – 1.0%
Chemicals – 0.3%
BCP Crystal US Holdings Corp.
9.625% 06/15/14		240,000	272,621
Chemtura Corp.
6.875% 06/01/16		270,000	261,225
Dow Chemical Co.
6.000% 10/01/12		1,340,000	1,381,610
EquiStar Chemicals LP
10.625% 05/01/11		210,000	221,550
Huntsman International LLC
6.875% 11/15/13 (c)		155,000	213,268
7.875% 11/15/14 (c)		220,000	227,425
Ineos Group Holdings PLC
7.875% 02/15/16 (c)	EUR	125,000	156,127
8.500% 02/15/16 (c)	USD	85,000	81,388
Innophos Investments Holdings, Inc.
PIK,
13.374% 02/15/15 (b)		122,448	126,004
Lyondell Chemical Co.
8.000% 09/15/14		195,000	204,263
8.250% 09/15/16		265,000	283,550
MacDermid, Inc.
9.500% 04/15/17 (a)(c)		160,000	164,000
Mosaic Co.
7.625% 12/01/16 (c)		335,000	353,425
NOVA Chemicals Corp.
6.500% 01/15/12		235,000	223,837
Praxair, Inc.
4.750% 07/15/07		1,989,000	1,986,422
Rhodia SA
8.875% 06/01/11		205,000	213,713

Chemicals Total			6,370,428

Forest Products & Paper – 0.5%
Abitibi-Consolidated, Inc.
8.375% 04/01/15		310,000	291,400
Boise Cascade LLC
7.125% 10/15/14		175,000	173,250
Domtar, Inc.
7.125% 08/15/15		260,000	258,700
Georgia-Pacific Corp.
8.000% 01/15/24		385,000	386,925

See Accompanying Notes to Financial Statements.

18

Columbia Total Return Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
NewPage Corp.
10.000% 05/01/12	145,000	158,594
12.000% 05/01/13	70,000	75,950
Norske Skog
8.625% 06/15/11	245,000	248,675
Weyerhaeuser Co.
7.375% 03/15/32	6,730,000	7,050,193

Forest Products & Paper Total		8,643,687

Iron/Steel – 0.0%
UCAR Finance, Inc.
10.250% 02/15/12	193,000	202,650

Iron/Steel Total		202,650

Metals & Mining – 0.2%
FMG Finance Ltd.
10.625% 09/01/16 (c)	440,000	506,000
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17	580,000	627,125
Vale Overseas Ltd.
6.250% 01/23/17	2,520,000	2,567,774
6.875% 11/21/36	575,000	593,795

Metals & Mining Total		4,294,694

Basic Materials Total		19,511,459

Communications – 4.9%
Media – 2.4%
Advanstar Communications, Inc.
12.000% 02/15/11	360,000	375,300
Atlantic Broadband Finance LLC
9.375% 01/15/14	250,000	255,625
Cablevision Systems Corp.
8.000% 04/15/12	235,000	238,525
Charter Communications Holdings I LLC
9.920% 04/01/14	565,000	502,850
11.000% 10/01/15	220,000	228,250
Clear Channel Communications, Inc.
4.900% 05/15/15	175,000	147,133
5.500% 12/15/16	275,000	231,989
7.650% 09/15/10	3,465,000	3,658,773
CMP Susquehanna Corp.
9.875% 05/15/14 (c)	340,000	348,500
Comcast Corp.
5.900% 03/15/16	5,335,000	5,427,461
6.450% 03/15/37	1,000,000	1,001,140
CSC Holdings, Inc.
7.625% 04/01/11	460,000	471,500

	Par ($)	Value ($)
Dex Media, Inc.
(d) 11/15/13 (9.000% 11/15/08)	600,000	558,750
DirecTV Holdings LLC
6.375% 06/15/15	320,000	304,000
EchoStar DBS Corp.
6.625% 10/01/14	445,000	447,781
Insight Midwest LP
9.750% 10/01/09	182,000	184,957
Lamar Media Corp.
6.625% 08/15/15	310,000	302,250
PriMedia, Inc.
8.000% 05/15/13	350,000	362,250
Quebecor Media, Inc.
7.750% 03/15/16	290,000	297,975
R.H. Donnelley Corp.
8.875% 01/15/16	410,000	435,625
Reader’s Digest Association, Inc.
9.000% 02/15/17 (c)	270,000	259,875
Sinclair Broadcast Group, Inc.
8.000% 03/15/12	165,000	170,775
TCI Communications, Inc.
9.875% 06/15/22	2,159,000	2,834,819
Telenet Group Holding NV
(d) 06/15/14 (c) (11.500% 12/15/08)	278,000	260,625
Time Warner, Inc.
5.875% 11/15/16	6,660,000	6,715,451
6.500% 11/15/36	5,400,000	5,384,713
9.125% 01/15/13 (e)	2,472,000	2,896,905
Umbrella Acquisition, Inc.
PIK,
9.750% 03/15/15 (c)	475,000	473,219
Viacom, Inc.
5.750% 04/30/11	5,180,000	5,251,090
6.875% 04/30/36	6,090,000	6,138,623

Media Total		46,166,729

Telecommunication Services – 2.5%
Cincinnati Bell, Inc.
7.000% 02/15/15	275,000	272,937
Citizens Communications Co.
7.875% 01/15/27 (c)	245,000	250,512
Cricket Communications, Inc.
9.375% 11/01/14 (c)	470,000	498,200
Digicel Group Ltd.
PIK,
9.125% 01/15/15 (c)(e)	470,000	445,467

See Accompanying Notes to Financial Statements.

19

Columbia Total Return Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)		Value ($)
Dobson Cellular Systems, Inc.
8.375% 11/01/11		540,000	573,075
9.875% 11/01/12		255,000	277,950
Embarq Corp.
7.082% 06/01/16		150,000	152,932
Horizon PCS, Inc.
11.375% 07/15/12		210,000	232,575
Inmarsat Finance II PLC
(d) 11/15/12 (10.375% 11/15/08)		315,000	297,675
Intelsat Bermuda, Ltd.
11.250% 06/15/16 (c)		375,000	425,625
Intelsat Intermediate Holdings Co., Ltd.
(d) 02/01/15 (9.250% 02/01/10)		230,000	190,900
Lucent Technologies, Inc.
6.450% 03/15/29		385,000	347,462
MetroPCS Wireless, Inc.
9.250% 11/01/14 (c)		440,000	465,300
Nextel Communications, Inc.
6.875% 10/31/13		995,000	1,019,339
Nordic Telephone Co. Holdings ApS
8.250% 05/01/16 (c)	EUR	245,000	356,739
Orascom Telecom Finance SCA
7.875% 02/08/14 (c)(e)	USD	170,000	167,450
PanAmSat Corp.
9.000% 08/15/14		185,000	200,263
Qwest Communications International, Inc.
7.500% 02/15/14		225,000	231,750
Qwest Corp.
7.500% 10/01/14		110,000	116,050
7.500% 06/15/23		505,000	513,206
8.875% 03/15/12		320,000	353,600
Rogers Wireless, Inc.
8.000% 12/15/12		140,000	148,400
9.750% 06/01/16		315,000	396,900
Rural Cellular Corp.
9.750% 01/15/10		60,000	61,800
11.110% 11/01/12 (b)		345,000	358,800
Sprint Capital Corp.
6.125% 11/15/08 (e)		1,009,000	1,021,830
6.875% 11/15/28		950,000	946,093
8.750% 03/15/32		3,732,000	4,401,965
Syniverse Technologies, Inc.
7.750% 08/15/13		200,000	196,500

	Par ($)	Value ($)
Telecom Italia Capital SA
5.250% 11/15/13	9,020,000	8,745,269
7.200% 07/18/36	6,965,000	7,251,359
TELUS Corp.
7.500% 06/01/07	7,873,000	7,897,934
Time Warner Telecom Holdings, Inc.
9.250% 02/15/14	290,000	310,300
Verizon Communications, Inc.
6.250% 04/01/37	2,810,000	2,783,305
Virgin Media Finance PLC
8.750% 04/15/14	220,000	228,800
Vodafone Group PLC
5.750% 03/15/16	4,495,000	4,516,666
West Corp.
11.000% 10/15/16 (c)	390,000	411,450
Wind Acquisition Financial SA
PIK,
12.610% 12/21/11 (a)(f)	435,000	440,378
Windstream Corp.
8.625% 08/01/16	365,000	399,219

Telecommunication Services Total		47,905,975

Communications Total		94,072,704

Consumer Cyclical – 3.2%
Airlines – 0.3%
Continental Airlines, Inc.
7.461% 04/01/15	2,825,312	2,948,920
Southwest Airlines Co.
5.750% 12/15/16	3,675,000	3,613,098

Airlines Total		6,562,018

Apparel – 0.1%
Broder Brothers Co.
11.250% 10/15/10	215,000	219,300
Hanesbrands, Inc.
8.735% 12/15/14 (b)(c)	165,000	168,094
Levi Strauss & Co.
9.750% 01/15/15	425,000	466,437
Phillips-Van Heusen Corp.
7.250% 02/15/11	85,000	86,913
8.125% 05/01/13	175,000	183,750

Apparel Total		1,124,494

Auto Manufacturers – 0.4%
DaimlerChrysler NA Holding Corp.
4.050% 06/04/08	6,697,000	6,596,491
8.500% 01/18/31 (e)	500,000	624,448

See Accompanying Notes to Financial Statements.

20

Columbia Total Return Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Ford Motor Co.
7.450% 07/16/31	360,000	278,550
General Motors Corp.
8.375% 07/15/33	500,000	448,750

Auto Manufacturers Total		7,948,239

Auto Parts & Equipment – 0.1%
ArvinMeritor, Inc.
8.125% 09/15/15	215,000	213,388
Commercial Vehicle Group
8.000% 07/01/13	265,000	267,650
Goodyear Tire & Rubber Co.
8.625% 12/01/11 (c)	125,000	134,375
9.000% 07/01/15	280,000	307,300
HLI Operating Co., Inc.
10.500% 06/15/10	255,000	269,981
TRW Automotive, Inc.
7.000% 03/15/14 (c)(e)	340,000	333,200

Auto Parts & Equipment Total		1,525,894

Distribution/Wholesale – 0.0%
Buhrmann US, Inc.
7.875% 03/01/15	300,000	300,000

Distribution/Wholesale Total		300,000

Entertainment – 0.1%
Global Cash Access LLC
8.750% 03/15/12	255,000	267,112
Six Flags, Inc.
9.625% 06/01/14	280,000	263,200
Steinway Musical Instruments, Inc.
7.000% 03/01/14 (c)	270,000	265,950
WMG Acquisition Corp.
7.375% 04/15/14	255,000	242,888
WMG Holdings Corp.
(d) 12/15/14 (9.500% 12/15/09)	280,000	214,200

Entertainment Total		1,253,350

Home Builders – 0.4%
D.R. Horton, Inc.
5.625% 09/15/14	3,140,000	2,984,444
5.625% 01/15/16	325,000	300,630
6.500% 04/15/16	3,260,000	3,188,270
K. Hovnanian Enterprises, Inc.
6.375% 12/15/14	355,000	310,625
KB Home
5.875% 01/15/15	235,000	207,388

Home Builders Total		6,991,357

	Par ($)	Value ($)
Home Furnishings – 0.0%
Sealy Mattress Co.
8.250% 06/15/14	220,000	231,550

Home Furnishings Total		231,550

Housewares – 0.0%
Vitro SA de CV
9.125% 02/01/17 (c)	155,000	158,875

Housewares Total		158,875

Leisure Time – 0.0%
K2, Inc.
7.375% 07/01/14	190,000	188,575
Royal Caribbean Cruises Ltd.
7.000% 06/15/13	400,000	413,326
Town Sports International, Inc.
(d) 02/01/14 (11.000% 02/01/09)	309,000	276,555

Leisure Time Total		878,456

Lodging – 0.3%
Caesars Entertainment, Inc.
7.875% 03/15/10	225,000	235,125
Chukchansi Economic Development Authority
8.877% 11/15/12 (b)(c)	345,000	353,625
Galaxy Entertainment Finance Co., Ltd.
9.875% 12/15/12 (c)	450,000	491,625
Greektown Holdings LLC
10.750% 12/01/13 (c)	370,000	395,900
Harrah’s Operating Co., Inc.
5.625% 06/01/15	1,870,000	1,612,875
Jacobs Entertainment, Inc.
9.750% 06/15/14	280,000	286,300
Las Vegas Sands Corp.
6.375% 02/15/15	390,000	372,450
MGM Mirage
7.625% 01/15/17	555,000	561,937
Mohegan Tribal Gaming Authority
6.875% 02/15/15	35,000	34,913
Pinnacle Entertainment, Inc.
8.250% 03/15/12	440,000	453,200
Seminole Hard Rock Entertainment, Inc.
7.848% 03/15/14 (c)	245,000	249,900
Station Casinos, Inc.
6.625% 03/15/18	645,000	574,050
Wynn Las Vegas LLC
6.625% 12/01/14	435,000	430,650

Lodging Total		6,052,550

See Accompanying Notes to Financial Statements.

21

Columbia Total Return Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Retail – 1.5%
AmeriGas Partners LP
7.125% 05/20/16	225,000	225,563
Asbury Automotive Group, Inc.
8.000% 03/15/14	415,000	424,337
AutoNation, Inc.
7.000% 04/15/14	130,000	131,300
7.356% 04/15/13 (b)	90,000	90,900
Buffets, Inc.
12.500% 11/01/14	220,000	228,800
CVS Corp.
5.298% 01/11/27 (c)	2,380,849	2,271,544
CVS Lease Pass Through
6.036% 12/10/28 (c)	3,870,220	3,914,380
Dave & Buster’s, Inc.
11.250% 03/15/14	145,000	147,900
Federated Department Stores, Inc.
6.900% 04/01/29	1,326,000	1,339,493
Federated Retail Holdings, Inc.
5.350% 03/15/12	580,000	578,482
5.900% 12/01/16	2,600,000	2,590,302
JC Penney Corp., Inc.
7.400% 04/01/37	3,440,000	3,716,624
Landry’s Restaurants, Inc.
7.500% 12/15/14	230,000	226,550
Limited Brands, Inc.
6.950% 03/01/33	2,920,000	2,912,782
Michaels Stores, Inc.
11.375% 11/01/16 (c)	215,000	231,662
Rite Aid Corp.
7.500% 01/15/15	380,000	379,050
United Auto Group, Inc.
7.750% 12/15/16 (c)	275,000	277,750
Wal-Mart Stores, Inc.
4.125% 02/15/11	7,135,000	6,913,294
5.250% 09/01/35	1,685,000	1,530,558

Retail Total		28,131,271

Textiles – 0.0%
INVISTA
9.250% 05/01/12 (c)	205,000	218,325

Textiles Total		218,325

Consumer Cyclical Total		61,376,379

Consumer Non-Cyclical – 1.9%
Agriculture – 0.0%
Alliance One International, Inc.
8.500% 05/15/12 (c)	215,000	216,739

	Par ($)	Value ($)
Reynolds American, Inc.
7.625% 06/01/16	255,000	271,277

Agriculture Total		488,016

Beverages – 0.2%
Constellation Brands, Inc.
8.125% 01/15/12	185,000	191,475
Cott Beverages, Inc.
8.000% 12/15/11	195,000	198,900
SABMiller PLC
6.200% 07/01/11 (c)	3,720,000	3,841,052

Beverages Total		4,231,427

Biotechnology – 0.0%
Bio-Rad Laboratories, Inc.
7.500% 08/15/13	300,000	309,000

Biotechnology Total		309,000

Commercial Services – 0.2%
ACE Cash Express, Inc.
10.250% 10/01/14 (c)	190,000	195,700
Ashtead Capital, Inc.
9.000% 08/15/16 (c)	15,000	15,975
Ashtead Holdings PLC
8.625% 08/01/15 (c)	335,000	350,075
Corrections Corp. of America
6.250% 03/15/13	240,000	240,000
GEO Group, Inc.
8.250% 07/15/13	355,000	370,087
Hertz Corp.
8.875% 01/01/14	125,000	134,688
Iron Mountain, Inc.
7.750% 01/15/15	280,000	285,600
Quebecor World Capital Corp.
8.750% 03/15/16 (c)	325,000	329,062
Quebecor World, Inc.
9.750% 01/15/15 (c)	185,000	194,250
Rental Services Corp.
9.500% 12/01/14 (c)	320,000	340,800
Service Corp. International
6.750% 04/01/16	160,000	159,200
7.375% 10/01/14	35,000	36,400
United Rentals North America, Inc.
6.500% 02/15/12	135,000	134,663
7.750% 11/15/13	275,000	282,562

Commercial Services Total		3,069,062

Cosmetics/Personal Care – 0.0%
DEL Laboratories, Inc.
8.000% 02/01/12	295,000	275,087

See Accompanying Notes to Financial Statements.

22

Columbia Total Return Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Elizabeth Arden, Inc.
7.750% 01/15/14	300,000	306,000

Cosmetics/Personal Care Total		581,087

Food – 0.4%
ConAgra Foods, Inc.
7.000% 10/01/28	1,560,000	1,660,899
Dean Foods Co.
7.000% 06/01/16	225,000	225,844
Dole Food Co., Inc.
8.625% 05/01/09	228,000	227,430
Fred Meyer, Inc.
7.450% 03/01/08	1,630,000	1,661,020
Kroger Co.
7.500% 04/01/31 (e)	1,565,000	1,705,481
8.000% 09/15/29	970,000	1,088,449
Pinnacle Foods Holding Corp.
8.250% 12/01/13	485,000	527,462
Reddy Ice Holdings, Inc.
(d) 11/01/12 (10.500% 11/01/08)	355,000	323,050

Food Total		7,419,635

Healthcare Products – 0.0%
Advanced Medical Optics, Inc.
7.500% 05/01/17 (c)	125,000	125,937

Healthcare Products Total		125,937

Healthcare Services – 0.2%
Aetna, Inc.
6.000% 06/15/16	635,000	658,121
DaVita, Inc.
7.250% 03/15/15	440,000	444,950
HCA, Inc.
9.250% 11/15/16 (c)	295,000	318,231
PIK,
9.625% 11/15/16 (c)	460,000	496,800
MedQuest, Inc.
11.875% 08/15/12	190,000	172,900
Select Medical Corp.
7.625% 02/01/15	170,000	153,000
Tenet Healthcare Corp.
9.875% 07/01/14	395,000	398,950
US Oncology Holdings, Inc.
10.580% 03/15/15 (b)	130,000	132,600
PIK,
9.797% 03/15/12 (c)	440,000	444,400

Healthcare Services Total		3,219,952

	Par ($)	Value ($)
Household Products/Wares – 0.3%
American Greetings Corp.
7.375% 06/01/16	260,000	268,125
Amscan Holdings, Inc.
8.750% 05/01/14	395,000	388,087
Fortune Brands, Inc.
5.125% 01/15/11	1,565,000	1,551,067
5.375% 01/15/16	3,190,000	3,065,641
Jarden Corp.
7.500% 05/01/17	325,000	328,250
Jostens IH Corp.
7.625% 10/01/12	265,000	269,638

Household Products/Wares Total		5,870,808

Pharmaceuticals – 0.6%
Elan Finance PLC
8.875% 12/01/13 (c)	385,000	391,256
Merck & Co., Inc.
5.750% 11/15/36	2,000,000	1,940,188
Mylan Laboratories, Inc.
6.375% 08/15/15	485,000	478,937
NBTY, Inc.
7.125% 10/01/15	270,000	271,688
Omnicare, Inc.
6.750% 12/15/13	150,000	150,563
Warner Chilcott Corp.
8.750% 02/01/15	316,000	329,430
Wyeth
5.500% 02/01/14	4,475,000	4,502,257
5.500% 02/15/16	2,150,000	2,154,326

Pharmaceuticals Total		10,218,645

Consumer Non-cyclical Total		35,533,569

Diversified – 0.4%
Holding Companies-Diversified – 0.4%
Hutchison Whampoa International Ltd.
6.250% 01/24/14 (c)	6,000,000	6,262,380
7.450% 11/24/33 (c)	1,000,000	1,151,600

Holding Companies-Diversified Total		7,413,980

Diversified Total		7,413,980

Energy – 3.2%
Coal – 0.0%
Arch Western Finance LLC
6.750% 07/01/13	295,000	290,206

See Accompanying Notes to Financial Statements.

23

Columbia Total Return Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Massey Energy Co.
6.875% 12/15/13	290,000	275,138
Peabody Energy Corp.
7.375% 11/01/16	140,000	147,350

Coal Total		712,694

Oil & Gas – 2.2%
Anadarko Petroleum Corp.
6.450% 09/15/36 (e)	4,425,000	4,378,745
Canadian Natural Resources Ltd.
5.700% 05/15/17	3,350,000	3,334,513
6.250% 03/15/38	3,350,000	3,277,650
Chesapeake Energy Corp.
7.500% 06/15/14	470,000	492,325
Compton Petroleum Corp.
7.625% 12/01/13	265,000	259,037
El Paso Production Holding Co.
7.750% 06/01/13	455,000	475,475
Forest Oil Corp.
8.000% 12/15/11	225,000	234,563
Gazprom International SA
7.201% 02/01/20 (c)	3,075,858	3,225,806
7.201% 02/01/20 (c)	224,132	235,059
Hess Corp.
7.125% 03/15/33	410,000	443,531
7.300% 08/15/31	5,280,000	5,820,086
Magnum Hunter Resources, Inc.
9.600% 03/15/12	235,000	246,163
Marathon Oil Corp.
6.000% 07/01/12	2,415,000	2,497,948
Newfield Exploration Co.
6.625% 09/01/14	165,000	165,000
6.625% 04/15/16	50,000	50,000
Nexen, Inc.
5.875% 03/10/35	2,745,000	2,574,999
7.875% 03/15/32	1,040,000	1,231,160
OPTI Canada, Inc.
8.250% 12/15/14 (c)	245,000	254,800
Petrobras International Finance Co.
8.375% 12/10/18	2,180,000	2,616,000
PetroHawk Energy Corp.
9.125% 07/15/13	300,000	319,500
Pogo Producing Co.
6.625% 03/15/15	215,000	209,625
Pride International, Inc.
7.375% 07/15/14	185,000	189,625
Qatar Petroleum
5.579% 05/30/11 (c)	2,485,000	2,497,850

	Par ($)	Value ($)
Quicksilver Resources, Inc.
7.125% 04/01/16	245,000	241,325
Tesoro Corp.
6.625% 11/01/15	265,000	268,312
Valero Energy Corp.
6.875% 04/15/12	4,235,000	4,509,835
7.500% 04/15/32	2,155,000	2,448,787

Oil & Gas Total		42,497,719

Oil & Gas Services – 0.0%
Seitel, Inc.
9.750% 02/15/14 (c)	165,000	167,063

Oil & Gas Services Total		167,063

Pipelines – 1.0%
Atlas Pipeline Partners LP
8.125% 12/15/15	185,000	190,550
Colorado Interstate Gas Co.
6.800% 11/15/15	100,000	106,348
Duke Capital LLC
4.370% 03/01/09	4,046,000	3,983,069
El Paso Performance-Linked Trust
7.750% 07/15/11 (c)	570,000	606,337
Energy Transfer Partners LP
6.125% 02/15/17	2,510,000	2,564,736
MarkWest Energy Partners LP
8.500% 07/15/16	350,000	364,875
Plains All American Pipeline LP
6.650% 01/15/37 (c)	5,115,000	5,199,960
TEPPCO Partners LP
7.625% 02/15/12	3,991,000	4,305,942
Williams Companies, Inc.
6.375% 10/01/10 (c)	695,000	704,556
8.125% 03/15/12	300,000	326,250

Pipelines Total		18,352,623

Energy Total		61,730,099

Financials – 14.1%
Banks – 4.2%
Chinatrust Commercial Bank
5.625% 12/29/49 (b)(c)	1,220,000	1,191,351
First Union National Bank
5.800% 12/01/08	7,489,000	7,577,954
HSBC Bank USA
3.875% 09/15/09	6,645,000	6,450,129
Lloyds TSB Group PLC
6.267% 12/31/49 (b)(c)	4,670,000	4,589,513
M&I Marshall & Ilsley Bank
5.300% 09/08/11	5,535,000	5,569,937

See Accompanying Notes to Financial Statements.

24

Columbia Total Return Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)		Value ($)
Marshall & Ilsley Corp.
4.375% 08/01/09		1,330,000	1,313,213
PNC Funding Corp.
5.125% 12/14/10		5,941,000	5,950,529
5.625% 02/01/17		1,880,000	1,893,491
Union Planters Corp.
4.375% 12/01/10		3,820,000	3,737,923
USB Capital IX
6.189% 04/15/42 (b)		8,650,000	8,869,243
Wachovia Capital Trust III
5.800% 03/15/42 (b)		8,020,000	8,115,646
Wachovia Corp.
4.375% 06/01/10 (e)		1,365,000	1,339,109
5.300% 10/15/11		9,850,000	9,906,706
Wells Fargo & Co.
4.875% 01/12/11		2,950,000	2,933,560
5.300% 08/26/11 (e)		3,515,000	3,542,403
5.380% 03/10/08 (b)(e)		1,400,000	1,400,640
5.455% 09/15/09 (b)		5,000,000	5,008,605

Banks Total			79,389,952

Diversified Financial Services – 6.7%
American Express Co.
6.800% 09/01/66 (b)		3,290,000	3,503,662
Ameriprise Financial, Inc.
7.518% 06/01/66 (b)		4,755,000	5,132,209
Buffalo Thunder Development Authority
9.375% 12/15/14 (c)		165,000	168,300
Capital One Capital IV
6.745% 02/17/37 (e)		6,630,000	6,351,997
CIT Group, Inc.
5.850% 09/15/16		6,805,000	6,864,864
6.100% 03/15/67 (e)		1,135,000	1,094,034
Citicorp Lease
8.040% 12/15/19 (c)		6,000,000	7,058,490
Citigroup Global Markets Holdings, Inc.
6.500% 02/15/08		2,557,000	2,583,352
Citigroup, Inc.
4.625% 08/03/10		10,500,000	10,384,038
5.100% 09/29/11		3,415,000	3,413,583
E*Trade Financial Corp.
8.000% 06/15/11		290,000	305,225
ERAP
3.750% 04/25/10	EUR	1,420,000	1,878,602
Ford Motor Credit Co.
7.375% 10/28/09	USD	1,755,000	1,751,774
7.375% 02/01/11		1,805,000	1,775,277

	Par ($)	Value ($)
8.000% 12/15/16	265,000	254,994
9.875% 08/10/11	440,000	465,962
Fund American Companies, Inc.
5.875% 05/15/13	3,225,000	3,225,932
General Electric Capital Corp.
6.750% 03/15/32 (e)	6,000,000	6,798,192
General Motors Acceptance Corp.
6.150% 04/05/07 (e)	4,263,000	4,263,081
6.875% 09/15/11	2,081,000	2,083,017
8.000% 11/01/31	680,000	729,058
Goldman Sachs Group, Inc.
5.300% 02/14/12	3,825,000	3,826,109
Idearc, Inc.
8.000% 11/15/16 (c)	370,000	380,638
International Lease Finance Corp.
4.875% 09/01/10	6,000,000	5,954,832
JPMorgan Chase & Co.
7.250% 06/01/07	7,008,000	7,023,488
JPMorgan Chase Capital XVIII
6.950% 08/17/36	5,855,000	6,102,350
JPMorgan Chase Capital XXII
6.450% 02/02/37	2,380,000	2,332,588
LaBranche & Co., Inc.
11.000% 05/15/12	240,000	261,600
Merrill Lynch & Co.
6.050% 05/16/16	2,875,000	2,949,399
Morgan Stanley
5.750% 10/18/16	10,325,000	10,384,947
NSG Holdings LLC
7.750% 12/15/25 (c)	240,000	250,800
Pinnacle Foods Finance LLC
9.250% 04/01/15 (a)(c)	270,000	265,275
10.625% 04/01/17 (a)(c)	215,000	211,506
Prudential Funding LLC
6.600% 05/15/08 (c)	6,773,000	6,847,158
Residential Capital Corp.
6.375% 06/30/10	2,540,000	2,539,317
6.500% 04/17/13	6,885,000	6,819,634
Sally Holdings LLC
10.500% 11/15/16 (c)	140,000	143,850
Snoqualmie Entertainment Authority
9.125% 02/01/15 (c)	55,000	56,719
9.150% 02/01/14 (b)(c)	55,000	55,963

See Accompanying Notes to Financial Statements.

25

Columbia Total Return Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Wimar Opco LLC
9.625% 12/15/14 (c)	185,000	185,694
Windsor Financing LLC
5.881% 07/15/17 (c)	1,638,113	1,643,175

Diversified Financial Services Total		128,320,685

Insurance – 1.1%
Ambac Financial Group, Inc.
6.150% 02/15/37	1,090,000	1,026,122
ING Groep NV
5.775% 12/29/49 (b)(e)	2,855,000	2,840,368
Liberty Mutual Group, Inc.
7.500% 08/15/36 (c)	5,775,000	6,169,814
7.800% 03/15/37 (c)	2,630,000	2,564,169
Metlife, Inc.
6.400% 12/15/36	5,375,000	5,248,112
XL Capital Ltd.
6.500% 12/31/49	2,520,000	2,444,178

Insurance Total		20,292,763

Real Estate Investment Trusts (REITs) – 1.5%
Archstone-Smith Trust
5.750% 03/15/16	2,420,000	2,453,241
Camden Property Trust
5.375% 12/15/13	5,483,000	5,459,308
Health Care Property Investors, Inc.
6.300% 09/15/16	6,285,000	6,442,609
Highwoods Properties, Inc.
5.850% 03/15/17 (c)	1,040,000	1,032,417
Hospitality Properties Trust
5.625% 03/15/17 (c)	2,730,000	2,688,630
Host Marriott LP
6.750% 06/01/16	535,000	539,012
iStar Financial, Inc.
5.800% 03/15/11	5,500,000	5,569,569
Liberty Property LP
5.500% 12/15/16	3,310,000	3,286,956
Rouse Co. LP
6.750% 05/01/13 (c)	270,000	275,166

Real Estate Investment Trusts (REITs) Total		27,746,908

Savings & Loans – 0.6%
Washington Mutual Preferred Funding Delaware
6.534% 03/29/49 (b)(c)	6,100,000	6,001,058

	Par ($)	Value ($)
Washington Mutual, Inc.
4.625% 04/01/14 (e)	3,000,000	2,806,224
5.250% 09/15/17	3,280,000	3,117,820

Savings & Loans Total		11,925,102

Financials Total		267,675,410

Industrials – 1.7%
Aerospace & Defense – 0.2%
DRS Technologies, Inc.
6.875% 11/01/13	300,000	303,000
L-3 Communications Corp.
6.375% 10/15/15	260,000	257,725
Raytheon Co.
5.375% 04/01/13	2,200,000	2,204,864
7.200% 08/15/27 (e)	830,000	961,022
Sequa Corp.
9.000% 08/01/09	185,000	195,175

Aerospace & Defense Total		3,921,786

Building Materials – 0.0%
NTK Holdings, Inc.
(d) 03/01/14 (10.750% 09/01/09)	460,000	333,500
Ply Gem Industries, Inc.
9.000% 02/15/12	225,000	195,187

Building Materials Total		528,687

Electrical Components & Equipment – 0.0%
Belden CDT, Inc.
7.000% 03/15/17 (c)	305,000	311,107
General Cable Corp.
7.125% 04/01/17 (c)	125,000	125,781
7.725% 04/01/15 (c)	125,000	125,000

Electrical Components & Equipment Total		561,888

Electronics – 0.0%
Flextronics International Ltd.
6.250% 11/15/14	300,000	290,250
NXP BV/NXP Funding LLC
9.500% 10/15/15 (c)(e)	225,000	232,313

Electronics Total		522,563

Engineering & Construction – 0.0%
Esco Corp.
8.625% 12/15/13 (c)	160,000	169,600

Engineering & Construction Total		169,600

See Accompanying Notes to Financial Statements.

26

Columbia Total Return Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)

Environmental Control – 0.1%
Aleris International, Inc.
10.000% 12/15/16 (c)	145,000	151,525
PIK,
9.000% 12/15/14 (c)	220,000	232,100
Allied Waste North America, Inc.
7.125% 05/15/16	220,000	223,850
7.875% 04/15/13	350,000	363,125
Aventine Renewable Energy Holdings, Inc.
10.000% 04/01/17 (c)(e)	235,000	242,931

Environmental Control Total		1,213,531

Hand/Machine Tools – 0.0%
Baldor Electric Co.
8.625% 02/15/17	180,000	190,350

Hand/Machine Tools Total		190,350

Machinery-Construction & Mining – 0.1%
Caterpillar, Inc.
6.050% 08/15/36	1,290,000	1,316,738
Terex Corp.
7.375% 01/15/14	250,000	257,500

Machinery-Construction & Mining Total		1,574,238

Machinery-Diversified – 0.1%
Columbus McKinnon Corp.
8.875% 11/01/13	225,000	238,500
Douglas Dynamics LLC
7.750% 01/15/12 (c)	215,000	199,950
Manitowoc Co., Inc.
7.125% 11/01/13	250,000	255,000

Machinery-Diversified Total		693,450

Metal Fabricate/Hardware – 0.0%
Mueller Group, Inc.
10.000% 05/01/12	162,000	174,960
Mueller Holdings, Inc.
(d) 04/15/14 (14.750% 04/15/09)	175,000	159,250
TriMas Corp.
9.875% 06/15/12	5,000	4,994

Metal Fabricate/Hardware Total		339,204

Miscellaneous Manufacturing – 0.4%
American Railcar Industries, Inc.
7.500% 03/01/14 (c)	185,000	190,088
Bombardier, Inc.
6.300% 05/01/14 (c)	450,000	427,500
Covalence Specialty Materials Corp.
10.250% 03/01/16 (c)	320,000	320,000

	Par ($)	Value ($)
General Electric Co.
5.000% 02/01/13	5,783,000	5,739,200
J.B. Poindexter & Co.
8.750% 03/15/14	275,000	256,437
Koppers Holdings, Inc.
(d) 11/15/14 (9.875% 11/15/09)	270,000	227,137
Nutro Products, Inc.
10.750% 04/15/14 (c)	250,000	270,000
Trinity Industries, Inc.
6.500% 03/15/14	405,000	400,950

Miscellaneous Manufacturing Total		7,831,312

Packaging & Containers – 0.1%
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	405,000	421,200
Jefferson Smurfit Corp.
8.250% 10/01/12	325,000	325,000
MDP Acquisitions PLC
9.625% 10/01/12	70,000	74,375
Owens-Brockway Glass Container, Inc.
6.750% 12/01/14	80,000	79,200
8.250% 05/15/13	400,000	417,000
Owens-Illinois, Inc.
7.500% 05/15/10	335,000	340,025
Solo Cup Co.
8.500% 02/15/14	170,000	144,712

Packaging & Containers Total		1,801,512

Transportation – 0.7%
BNSF Funding Trust I
6.613% 12/15/55	3,000,000	2,788,671
Burlington Northern Santa Fe Corp.
6.750% 07/15/11	4,184,000	4,406,647
CHC Helicopter Corp.
7.375% 05/01/14	315,000	306,338
Navios Maritime Holdings, Inc.
9.500% 12/15/14 (c)	280,000	291,550
PHI, Inc.
7.125% 04/15/13	205,000	195,775
QDI LLC
9.000% 11/15/10	290,000	278,400
Ship Finance International Ltd.
8.500% 12/15/13	360,000	369,000
Stena AB
7.000% 12/01/16	500,000	495,000
TFM SA de CV
9.375% 05/01/12	320,000	344,000

See Accompanying Notes to Financial Statements.

27

Columbia Total Return Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Union Pacific Corp.
6.650% 01/15/11	3,635,000	3,800,236

Transportation Total		13,275,617

Industrials Total		32,623,738

Technology – 0.1%
Computers – 0.0%
Sungard Data Systems, Inc.
9.125% 08/15/13	180,000	193,050

Computers Total		193,050

Semiconductors – 0.1%
Advanced Micro Devices, Inc.
7.750% 11/01/12	160,000	161,800
Freescale Semiconductor, Inc.
10.125% 12/15/16 (c)(e)	525,000	526,312
PIK,
9.125% 12/15/14 (c)	400,000	397,000

Semiconductors Total		1,085,112

Software – 0.0%
Open Solutions, Inc.
9.750% 02/01/15 (c)	305,000	314,150

Software Total		314,150

Technology Total		1,592,312

Utilities – 2.8%
Electric – 2.7%
AEP Texas Central Co.
6.650% 02/15/33	5,830,000	6,172,349
AES Corp.
7.750% 03/01/14	375,000	393,750
Appalachian Power Co.
3.600% 05/15/08 (e)	1,804,000	1,769,879
Calpine Generating Co. LLC
13.216% 04/01/11 (g)	180,000	190,800
CMS Energy Corp.
6.875% 12/15/15	260,000	271,050
8.500% 04/15/11	155,000	168,563
Commonwealth Edison Co.
4.700% 04/15/15	1,125,000	1,029,490
5.900% 03/15/36	815,000	756,431
6.950% 07/15/18	1,630,000	1,617,219
Duke Energy Corp.
5.300% 10/01/15	6,000,000	5,987,802
Dynegy Holdings, Inc.
7.125% 05/15/18	415,000	398,400

	Par ($)	Value ($)
Edison Mission Energy
7.500% 06/15/13	360,000	371,700
Exelon Generation Co. LLC
6.950% 06/15/11	800,000	838,625
FPL Energy National Wind LLC
5.608% 03/10/24 (c)	568,641	561,323
Hydro Quebec
8.500% 12/01/29	2,000,000	2,771,270
ITC Holdings Corp.
5.250% 07/15/13 (c)	4,625,000	4,515,984
Kiowa Power Partners LLC
5.737% 03/30/21 (c)	2,190,000	2,140,747
MidAmerican Energy Holdings Co.
5.000% 02/15/14 (e)	3,300,000	3,201,000
Mirant North America LLC
7.375% 12/31/13	405,000	415,125
Nevada Power Co.
6.500% 04/15/12	40,000	41,613
NRG Energy, Inc.
7.250% 02/01/14	65,000	66,625
7.375% 02/01/16	315,000	323,662
7.375% 01/15/17	160,000	164,200
Pacific Gas & Electric Co.
4.200% 03/01/11 (e)	3,476,000	3,365,192
6.050% 03/01/34	2,462,000	2,468,025
Progress Energy, Inc.
7.750% 03/01/31	3,000,000	3,587,850
Sierra Pacific Resources
6.750% 08/15/17	290,000	296,032
Southern California Edison Co.
5.625% 02/01/36	2,325,000	2,252,016
Southern Power Co.
6.375% 11/15/36	965,000	946,538
TECO Energy, Inc.
7.000% 05/01/12	215,000	226,825
TXU Corp.
5.550% 11/15/14	3,450,000	3,055,589

Electric Total		50,365,674

Gas – 0.1%
Nakilat, Inc.
6.067% 12/31/33 (c)	2,140,000	2,063,987

Gas Total		2,063,987

Utilities Total		52,429,661

Total Corporate Fixed-Income Bonds & Notes (cost of $633,139,578)		633,959,311

See Accompanying Notes to Financial Statements.

28

Columbia Total Return Bond Fund

March 31, 2007

	Par ($)	Value ($)
Asset-Backed Securities – 17.6%
ACE Securities Corp.
5.460% 02/25/36 (b)	7,300,285	7,300,264
5.480% 09/25/35 (b)	1,781,976	1,782,125
5.490% 12/25/36 (b)	2,875,491	2,875,226
AmeriCredit Automobile Receivables Trust
4.050% 02/06/10	9,694,413	9,641,372
5.640% 09/06/13	5,000,000	5,077,945
Bear Stearns Asset Backed Security, Inc.
5.670% 03/25/35 (b)	1,197,851	1,198,447
Bombardier Capital Mortgage Securitization Corp.
6.230% 04/15/28	140,566	141,027
Capital Auto Receivables Asset Trust
3.580% 01/15/09	11,060,000	10,973,647
Chase Manhattan Auto Owner Trust
2.040% 12/15/09	380,342	379,820
2.780% 06/15/10	495,611	490,561
Contimortgage Home Equity Trust
6.880% 01/15/28	199,191	199,969
8.180% 12/25/29	512,064	510,610
Countrywide Asset-Backed Certificates
5.480% 05/25/26 (b)	17,507,619	17,477,175
Credit-Based Asset Servicing & Securitization LLC
5.470% 07/25/36 (b)(c)	10,096,344	10,094,512
First Alliance Mortgage Loan Trust
7.625% 07/25/25	924,235	920,863
First Franklin Mortgage Loan Asset Backed Certificates
5.470% 09/25/26 (b)	18,575,787	18,570,001
First Plus Home Loan Trust
7.720% 05/10/24	181,439	184,198
Green Tree Mortgage Loan Trust
5.470% 12/25/32 (b)(c)	157,310	157,309
GSAMP Trust
5.460% 11/25/35 (b)	1,581,393	1,581,243
Harley-Davidson Motorcycle Trust
1.890% 02/15/11	176,627	173,236
2.960% 02/15/12	1,112,637	1,085,469
IMC Home Equity Loan Trust
7.310% 11/20/28	3,079,104	3,069,385
7.500% 04/25/26	413,430	412,664
7.520% 08/20/28	1,459,258	1,455,055

	Par ($)	Value ($)
Indymac Seconds Asset Backed Trust
5.420% 05/25/36 (b)	3,861,675	3,861,665
5.450% 06/25/36 (b)	12,696,743	12,694,667
Keycorp Sudent Loan Trust
5.670% 07/25/29 (b)	10,907,835	10,957,980
Lake Country Mortgage Loan Trust
5.450% 07/25/34 (b)(c)	14,187,955	14,187,955
Long Beach Auto Receivables Trust
4.250% 04/15/12	5,000,000	4,938,539
Master Asset Backed Securities Trust
5.460% 02/25/36 (b)	5,090,141	5,090,625
5.470% 11/25/35 (b)	3,977,996	3,978,665
Master Second Lien Trust
5.480% 03/25/36 (b)	4,727,885	4,728,303
Merrill Lynch Mortgage Investors, Inc.
5.470% 05/25/37 (b)	1,381,900	1,381,455
Money Store Home Equity Trust
5.620% 08/15/29 (b)	5,332,131	5,333,069
Morgan Stanley Mortgage Loan Trust
5.440% 10/25/36 (b)	3,794,741	3,794,991
5.440% 10/25/46 (b)	7,519,108	7,520,932
5.450% 08/25/36 (b)	5,910,236	5,908,544
5.570% 11/25/35 (b)	6,462,457	6,463,763
Nomura Asset Acceptance Corp.
5.520% 10/25/36 (b)(c)	18,001,793	18,001,793
5.520% 12/25/36 (b)(c)	2,855,755	2,855,755
Park Place Securities, Inc.
6.520% 10/25/34 (b)	1,000,000	1,002,993
Popular ABS Mortgage Pass-Through Trust
5.420% 07/25/35 (b)	646,701	646,726
Renaissance Home Equity Loan Trust
5.410% 08/25/35 (b)	226,600	226,590
SACO I, Inc.
5.450% 06/25/36 (b)	13,285,463	13,279,554
5.470% 04/25/36 (b)	7,931,612	7,930,931
5.470% 05/25/36 (b)	9,202,455	9,200,816
5.470% 08/25/36 (b)	13,562,486	13,553,058
5.470% 10/25/36 (b)	16,791,629	16,773,346
5.490% 03/25/36 (b)	6,055,402	6,054,865
5.520% 04/25/35 (b)(c)	3,284,616	3,284,517
5.520% 07/25/36 (b)	7,491,474	7,491,442

See Accompanying Notes to Financial Statements.

29

Columbia Total Return Bond Fund

March 31, 2007

Asset-Backed Securities (continued)

	Par ($)		Value ($)
Salomon Brothers Mortgage Securities VII
7.150% 06/25/28		404,701	403,247
SLM Student Loan Trust
5.470% 04/25/17 (b)		5,169,635	5,182,300
Soundview Home Equity Loan Trust
5.510% 11/25/35 (b)		16,619,519	16,616,824
Structured Asset Investment Loan Trust
6.020% 08/25/33 (b)		6,800,000	6,808,728
Structured Asset Securities Corp.
5.430% 02/25/36 (b)(c)		7,471,824	7,470,653
Volkswagen Auto Lease Trust
3.940% 10/20/10		9,585,000	9,521,686
WFS Financial Owner Trust
2.340% 08/22/11		1,006,196	990,346

Total Asset-Backed Securities (cost of $333,881,293)			333,889,446

Government & Agency Obligations – 14.2%
Foreign Government Obligations – 4.9%
African Development Bank
1.950% 03/23/10	JPY	497,000,000	4,325,207
Aries Vermoegensverwaltungs GmbH
6.919% 10/25/07 (b)	EUR	750,000	1,019,621
Asian Development Bank/Pasig
1.150% 10/06/08	JPY	300,000,000	2,557,976
Belgium Government Bond
3.750% 09/28/15	EUR	1,305,000	1,700,591
Canada Housing Trust No. 1
3.950% 12/15/11	CAD	760,000	653,179
Corp. Andina de Fomento
6.375% 06/18/09	EUR	870,000	1,206,531
Eksportfinans A/S
1.800% 06/21/10	JPY	310,000,000	2,696,955

	Par ($)		Value ($)
European Investment Bank
0.508% 09/21/11 (b)		80,000,000	678,737
3.625% 10/15/13	EUR	1,130,000	1,467,576
5.500% 12/07/11	GBP	190,000	373,283
Export-Import Bank of Korea
4.625% 03/16/10	USD	2,425,000	2,391,283
Federal Republic of Germany
4.250% 07/04/14	EUR	4,300,000	5,817,164
5.250% 07/04/10		3,795,000	5,254,894
Government of Canada
4.500% 06/01/15	CAD	650,000	579,060
Inter-American Development Bank
1.900% 07/08/09	JPY	330,000,000	2,865,564
International Bank for Reconstruction & Development
2.000% 02/18/08		315,000,000	2,702,328
Kingdom of Norway
6.000% 05/16/11	NOK	4,155,000	718,023
Kingdom of Spain
5.000% 07/30/12	EUR	3,015,000	4,205,285
5.500% 07/30/17		500,000	743,694
Kingdom of Sweden
4.000% 12/01/09	SEK	1,405,000	201,853
5.500% 10/08/12		3,920,000	603,707
Kreditanst Fur Wie
0.325% 08/08/11 (b)	JPY	100,000,000	848,667
Netherlands Government Bond
3.250% 07/15/15	EUR	1,820,000	2,291,985
Province of Manitoba
5.000% 02/15/12		USD 2,750,000	2,765,274
Province of New Brunswick
5.200% 02/21/17		390,000	393,577
Province of Ontario
1.875% 01/25/10	JPY	415,000,000	3,611,461
5.000% 10/18/11 (e)	USD	4,250,000	4,272,338
Province of Quebec
5.000% 03/01/16		4,800,000	4,755,600
6.000% 10/01/12	CAD	650,000	611,073
Republic of Finland
5.375% 07/04/13	EUR	725,000	1,037,738
Republic of France
3.000% 10/25/15		1,865,000	2,300,996
4.000% 04/25/14		1,400,000	1,862,915
4.750% 10/25/12		2,755,000	3,805,212
Republic of Ireland
5.000% 04/18/13		1,000,000	1,402,776

See Accompanying Notes to Financial Statements.

30

Columbia Total Return Bond Fund

March 31, 2007

Government & Agency Obligations (continued)

	Par ($)		Value ($)
Republic of Italy
4.250% 11/01/09		1,300,000	1,746,695
4.250% 02/01/15		1,500,000	2,017,822
Republic of Poland
5.750% 03/24/10	PLN	1,155,000	409,617
Sweden Government Bond
4.500% 08/12/15	SEK	1,500,000	225,447
Swedish Export Credit
5.125% 03/01/17	USD	310,000	310,821
United Kingdom Treasury
4.750% 06/07/10	GBP	571,000	1,104,182
5.000% 09/07/14		1,810,000	3,542,930
8.000% 06/07/21		395,000	1,025,065
United Mexican States
6.375% 01/16/13	USD	3,056,000	3,222,552
7.500% 04/08/33 (e)		5,941,000	7,069,790
Western Australia Treasury Corp.
8.000% 06/15/13	AUD	430,000	377,056

Foreign Government Obligations Total			93,774,100
U.S. Government Agencies – 5.1%
Federal Home Loan Bank
3.875% 06/14/13	USD	2,500,000	2,364,740
4.375% 09/11/09		3,455,000	3,418,032
5.170% 04/11/07 (e)		25,000,000	24,964,097
5.375% 07/17/09		2,300,000	2,325,415
Federal Home Loan Bank System
5.300% 01/16/09		800,000	800,034
5.550% 03/19/09		9,500,000	9,500,228
Federal Home Loan Mortgage Corp.
5.000% 12/14/18		875,000	854,085
5.125% 01/15/12	EUR	1,620,000	2,251,112
5.250% 07/18/11	USD	9,935,000	10,089,340
5.500% 03/05/09		16,000,000	15,996,768
6.750% 03/15/31		2,000,000	2,400,150
Federal National Mortgage Association
2.125% 10/09/07	JPY	560,000,000	4,789,668
5.000% 02/13/17	USD	13,150,000	13,123,740
7.250% 05/15/30		2,417,000	3,048,294

U.S. Government Agencies Total			95,925,703

	Par ($)	Value ($)
U.S. Government Obligations – 4.2%
U.S. Treasury Bonds
4.500% 02/15/36 (e)	1,859,000	1,752,688
6.250% 08/15/23 (e)	17,824,000	20,462,790
U.S. Treasury Inflation Indexed Notes
1.625% 01/15/15 (e)	6,359,820	6,105,427
3.875% 01/15/09 (e)	12,439,930	12,894,273
U.S. Treasury Notes
2.750% 08/15/07 (e)	250,000	247,871
3.625% 01/15/10 (e)(h)	15,000,000	14,639,655
4.625% 02/29/12 (e)	2,480,000	2,489,687
4.625% 02/15/17 (e)	13,460,000	13,432,663
U.S. Treasury STRIPS
P.O.,
(i) 11/15/13 (e)	10,000,000	7,400,440

U.S. Government Obligations Total		79,425,494

Total Government & Agency Obligations (cost of $268,530,326)		269,125,297

Collateralized Mortgage Obligations – 10.9%
Agency – 4.7%
Federal Home Loan Mortgage Corp.
4.000% 09/15/15	6,505,440	6,370,655
4.000% 11/15/16	10,000,000	9,660,728
4.000% 10/15/18	7,850,000	7,245,653
4.000% 10/15/26	6,654,190	6,535,800
4.500% 03/15/18	12,092,000	11,871,245
4.500% 10/15/18	2,563,613	2,537,689
4.500% 02/15/27	2,830,000	2,785,608
4.500% 08/15/28	2,960,000	2,884,967
5.500% 06/15/34	15,000,000	14,826,020
6.000% 06/15/31	1,834,914	1,842,092
6.500% 10/15/23	510,000	525,714
Federal National Mortgage Association
4.500% 11/25/14	2,050,000	2,025,902
5.500% 08/25/17	8,781,320	8,833,672
6.000% 04/25/17	8,178,200	8,364,887
Government National Mortgage Association
4.500% 04/16/28	2,090,000	2,060,712

Agency Total		88,371,344
Non-Agency – 6.2%
Bear Stearns Alt-A Trust
5.600% 01/25/35 (b)	4,224,314	4,234,466
5.670% 10/25/33 (b)	2,720,116	2,730,666

See Accompanying Notes to Financial Statements.

31

Columbia Total Return Bond Fund

March 31, 2007

Collateralized Mortgage Obligations (continued)

	Par ($)	Value ($)
Bear Stearns Asset Backed Securities, Inc.
5.000% 01/25/34	2,679,511	2,641,626
Bear Stearns Mortgage Funding Trust
5.480% 10/25/36 (b)	8,210,580	8,206,742
Countrywide Alternative Loan Trust
5.250% 08/25/35	6,178,934	6,172,765
5.410% 03/25/36 (b)	1,081,012	1,081,539
5.720% 03/25/34 (b)	1,815,323	1,822,820
Countrywide Home Loan Mortgage Pass Through Trust
4.594% 12/19/33 (b)	3,135,181	3,042,752
5.000% 02/25/33	9,198,000	9,106,336
IMPAC CMB Trust
5.580% 04/25/35 (b)	4,283,506	4,284,333
5.810% 10/25/34 (b)	1,879,517	1,882,247
JPMorgan Mortgage Trust
5.000% 09/25/20	12,916,590	12,826,043
6.066% 10/25/36 (b)	8,010,519	8,030,446
Morgan Stanley Mortgage Loan Trust
5.540% 02/25/47	10,000,000	10,000,000
New Century Alternative Mortgage Loan Trust
5.380% 07/25/36	9,428,300	9,430,369
Sequoia Mortgage Trust
6.200% 07/20/34 (b)	3,684,762	3,699,307
Structured Asset Securities Corp.
5.490% 01/25/37 (b)	8,970,244	8,966,259
5.500% 07/25/33	2,644,971	2,631,463
Washington Mutual Alternative Mortgage Pass-Through Certificates
5.500% 07/25/35	7,076,573	7,063,346
Washington Mutual, Inc.
5.658% 11/25/36 (b)	10,713,814	10,694,509

Non-Agency Total		118,548,034

Total Collateralized Mortgage Obligations (cost of $208,797,640)		206,919,378

	Par ($)	Value ($)
Commercial Mortgage-Backed Securities – 4.6%
Bear Stearns Commercial Mortgage Securities
5.458% 03/11/39 (b)	9,165,000	9,267,142
5.467% 04/12/38 (b)	9,200,000	9,333,635
5.686% 09/11/38 (b)	482,000	494,638
Credit Suisse Mortgage Capital Certificates
5.268% 02/15/40	6,000,000	6,019,230
5.416% 02/15/40	6,000,000	5,997,709
GMAC Commercial Mortgage Securities, Inc.
I.O.,
1.369% 07/15/29 (b)	29,151,827	719,216
Greenwich Capital Commercial Funding Corp.
4.533% 01/05/36	1,200,000	1,176,167
JP Morgan Chase Commercial Mortgage Securities Corp.
5.456% 05/15/49	10,000,000	9,982,800
LB-UBS Commercial Mortgage Trust
5.084% 02/15/31	10,080,000	10,076,598
5.103% 11/15/30	10,000,000	10,002,351
Merrill Lynch Mortgage Investors, Inc.
I.O.,
0.554% 12/15/30 (b)	65,076,693	1,222,069
Merrill Lynch Mortgage Trust
5.244% 11/12/37 (b)	6,320,000	6,306,571
Morgan Stanley Capital I
5.370% 12/15/43 (b)	13,400,000	13,302,259
Nationslink Funding Corp.
6.888% 11/10/30	1,596,737	1,599,932
Wachovia Bank Commercial Mortgage Trust
5.191% 10/15/44	2,653,000	2,658,036

Total Commercial Mortgage-Backed Securities (cost of $89,783,479)		88,158,353

Municipal Bond – 0.2%
Arizona – 0.2%
AZ Educational Loan Marketing Corp. Series 2004 A-1, 5.469% 12/01/13 (b)	4,400,000	4,400,000

Arizona Total		4,400,000

Total Municipal Bond (cost of $4,403,813)		4,400,000

See Accompanying Notes to Financial Statements.

32

Columbia Total Return Bond Fund

March 31, 2007

Convertible Bond – 0.0%

	Par ($)		Value ($)
Communications – 0.0%
Media – 0.0%
NTL Cable PLC
8.750% 04/15/14	EUR	165,000	237,497

Media Total			237,497

Communications Total			237,497

Total Convertible Bond (cost of $232,034)			237,497
	Shares
Securities Lending Collateral – 6.1%
State Street Navigator Securities Lending Prime Portfolio (j)		115,733,249	115,733,249

Total Securities Lending Collateral (cost of $115,733,249)			115,733,249
	Par ($)
Short-Term Obligation – 2.5%
Repurchase agreement with Fixed Income Clearing Corp., dated 03/30/07, due 04/02/07 at 5.260%, collateralized by a U.S. Government Agency Obligation maturing 06/25/07, market value of $47,637,000 (repurchase proceeds $46,722,471)		46,702,000	46,702,000

Total Short-Term Obligation (cost of $46,702,000)			46,702,000

Total Investments – 126.8% (cost of $2,413,180,049)(k)			2,409,420,788

Other Assets & Liabilities, Net – (26.8)%			(508,417,763)

Net Assets – 100.0%			1,901,003,025

Notes to Investment Portfolio:

(a)	Security, or a portion thereof, purchased on a delayed delivery basis.

(b)	The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2007.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities, which are not illiquid, amounted to $154,736,616 which represents 8.1% of net assets.

(d)	Step bond. Security is currently not paying coupon. Shown parenthetically is the next coupon rate to be paid and the date the Fund will begin accruing at this rate.

(e)	All or a portion of this security is on loan at March 31, 2007. The total market value of securities on loan at March 31, 2007 is $111,179,134.

(f)	Loan participation agreement.

(g)	The issuer is in default of certain debt covenants. Income is not being accrued. At March 31, 2007, the value of this security represents less than 0.1% of net assets.

(h)	A portion of this security with a market value of $541,667 is pledged as collateral for open futures contracts.

(i)	Zero coupon bond.

(j)	Investment made with cash collateral received from securities lending activity.

(k)	Cost for federal income tax purposes is $2,413,871,028.

See Accompanying Notes to Financial Statements.

33

Columbia Total Return Bond Fund

March 31, 2007

At March 31, 2007, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
U.S. Treasury Bonds	250	$27,812,500	$28,282,390	Jun-2007	$469,890

At March 31, 2007, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
10-Year U.S. Treasury Notes	170	$18,381,250	$18,307,427	Jun-2007	$73,823
2-Year U.S. Treasury Notes	215	44,051,485	43,922,215	Jun-2007	129,270

					$203,093

At March 31, 2007, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation
CAD	$779,767	$764,007	Apr-07	$(15,760)
EUR	614,738	607,306	Apr-07	(7,432)
EUR	207,190	204,861	Apr-07	(2,329)
EUR	764,720	762,562	Apr-07	(2,158)
GBP	983,893	966,720	Apr-07	(17,173)
SEK	430,010	426,852	Apr-07	(3,158)

				$(48,010)

At March 31, 2007, the asset allocation of the Fund is as follows:

Asset Allocation (unaudited)	% of Net Assets
Mortgage-Backed Securities	37.4
Corporate Fixed-Income Bonds & Notes	33.3
Asset-Backed Securities	17.6
Government & Agency Obligations	14.2
Collateralized Mortgage Obligations	10.9
Commercial Mortgage-Backed Securities	4.6
Municipal Bond	0.2
Convertible Bond	0.0	*

	118.2
Securities Lending Collateral	6.1
Short-Term Obligation	2.5
Other Assets & Liabilities, Net	(26.8)

	100.0

* Represents less than 0.1%.

Acronym	Name
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Great Britain Pound
JPY	Japanese Yen
I.O.	Interest Only
NOK	Norwegian Krone
PIK	Payment-In-Kind
PLN	Polish Zloty
P.O.	Principal Only
SEK	Swedish Krona
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
USD	United States Dollar

See Accompanying Notes to Financial Statements.

34

Investment Portfolio – Columbia Short Term Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes – 31.5%

	Par ($)	Value ($)
Communications – 4.6%
Media – 1.1%
Comcast Corp. 5.850% 01/15/10	2,500,000	2,546,258
Jones Intercable, Inc. 7.625% 04/15/08	1,875,000	1,914,283
Time Warner, Inc. 6.150% 05/01/07	6,110,000	6,111,619

Media Total		10,572,160

Telecommunication Services – 3.5%
AT&T, Inc. 4.125% 09/15/09	6,000,000	5,864,964
Deutsche Telekom International Finance BV 3.875% 07/22/08	5,250,000	5,160,230
New Cingular Wireless Services, Inc. 7.500% 05/01/07	5,970,000	5,978,973
Sprint Capital Corp. 6.375% 05/01/09	3,750,000	3,830,400
Telecom Italia Capital SA 4.000% 01/15/10	3,660,000	3,536,043
Verizon Global Funding Corp. 4.000% 01/15/08	5,175,000	5,122,018
Vodafone Group PLC 7.750% 02/15/10	5,100,000	5,443,674

Telecommunication Services Total		34,936,302

Communications Total		45,508,462

Consumer Cyclical – 2.0%
Auto Manufacturers – 0.4%
DaimlerChrysler NA Holding Corp. 4.750% 01/15/08 (a)	3,950,000	3,931,384

Auto Manufacturers Total		3,931,384

Home Builders – 0.7%
DR Horton, Inc. 4.875% 01/15/10 (a)	4,775,000	4,668,603
KB Home 9.500% 02/15/11 (a)	2,000,000	2,050,000

Home Builders Total		6,718,603

Retail – 0.9%
Wal-Mart Stores, Inc. 6.875% 08/10/09	8,750,000	9,107,700

Retail Total		9,107,700

Consumer Cyclical Total		19,757,687

	Par ($)	Value ($)
Consumer Non-Cyclical – 2.2%
Beverages – 0.6%
Coca-Cola Enterprises, Inc. 5.750% 11/01/08 (a)	1,275,000	1,286,563
Diageo Capital PLC 3.500% 11/19/07	5,000,000	4,945,370

Beverages Total		6,231,933

Food – 0.4%
Fred Meyer, Inc. 7.450% 03/01/08	1,000,000	1,019,031
Kroger Co. 7.800% 08/15/07	2,860,000	2,884,327

Food Total		3,903,358

Healthcare Services – 0.9%
UnitedHealth Group, Inc. 3.375% 08/15/07	5,415,000	5,374,615
WellPoint, Inc. 3.500% 09/01/07	3,315,000	3,287,499

Healthcare Services Total		8,662,114

Pharmaceuticals – 0.3%
GlaxoSmithKline Capital PLC 2.375% 04/16/07	3,000,000	2,996,904

Pharmaceuticals Total		2,996,904

Consumer Non-cyclical Total		21,794,309

Energy – 1.4%
Oil & Gas – 1.4%
ChevronTexaco Capital Co. 3.500% 09/17/07 (a)	7,775,000	7,717,263
USX Corp. 6.850% 03/01/08	5,550,000	5,615,123

Oil & Gas Total		13,332,386

Energy Total		13,332,386

Financials – 17.2%
Banks – 3.7%
Bank of New York Co., Inc. 3.625% 01/15/09	979,000	955,697
Capital One Bank 4.875% 05/15/08	3,800,000	3,785,799
Fifth Third Bank 4.200% 02/23/10 (a)	6,275,000	6,138,368
Marshall & Ilsley Corp. 4.375% 08/01/09	5,000,000	4,936,890
Mellon Funding Corp. 6.375% 02/15/10	3,360,000	3,499,595
Regions Financial Corp. 4.500% 08/08/08	2,385,000	2,358,503

See Accompanying Notes to Financial Statements.

35

Columbia Short Term Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
SunTrust Banks, Inc. 4.250% 10/15/09	4,225,000	4,151,193
U.S. Bancorp 3.125% 03/15/08	5,000,000	4,901,190
Wells Fargo & Co. 3.120% 08/15/08	5,200,000	5,047,739

Banks Total		35,774,974

Diversified Financial Services – 9.2%
American Express Credit Corp. 3.000% 05/16/08	2,500,000	2,441,210
CIT Group, Inc. 5.500% 11/30/07	4,000,000	4,002,496
Citigroup, Inc. 4.250% 07/29/09	10,000,000	9,838,470
Countrywide Home Loans, Inc. 3.250% 05/21/08	6,000,000	5,863,596
Credit Suisse First Boston USA, Inc. 4.625% 01/15/08 (a)	6,000,000	5,968,980
General Electric Capital Corp. 4.250% 01/15/08	6,225,000	6,181,469
Goldman Sachs Group, Inc. 4.125% 01/15/08	5,600,000	5,553,083
HSBC Finance Corp. 6.400% 06/17/08	5,725,000	5,798,950
JPMorgan & Co. 6.000% 01/15/09	8,250,000	8,361,160
JPMorgan Chase & Co. 3.800% 10/02/09	2,500,000	2,425,950
Lehman Brothers Holdings, Inc. 7.000% 02/01/08	6,175,000	6,250,162
Merrill Lynch & Co., Inc. 4.125% 01/15/09 (a)	8,000,000	7,860,024
Morgan Stanley 3.875% 01/15/09	5,400,000	5,290,553
National Rural Utilities Cooperative Finance Corp. 5.750% 08/28/09 (a)	4,850,000	4,930,786
Pitney Bowes Credit Corp. 5.750% 08/15/08	1,525,000	1,535,808
SLM Corp. 4.000% 01/15/09	4,000,000	3,926,932
Wells Fargo Financial, Inc. 4.875% 06/12/07	4,000,000	3,994,140

Diversified Financial Services Total		90,223,769

Insurance – 1.5%
Allstate Corp. 7.200% 12/01/09	4,000,000	4,205,272

	Par ($)	Value ($)
American International Group, Inc. 2.875% 05/15/08	8,885,000	8,663,186
Genworth Financial, Inc. 4.750% 06/15/09 (a)	2,010,000	1,997,464

Insurance Total		14,865,922

Real Estate – 0.6%
Security Capital Group, Inc. 7.150% 06/15/07	6,315,000	6,337,646

Real Estate Total		6,337,646

Real Estate Investment Trusts (REITs) – 0.4%
Simon Property Group LP 4.875% 03/18/10 (a)	4,350,000	4,318,275

Real Estate Investment Trusts (REITs) Total		4,318,275

Savings & Loans – 1.8%
Washington Mutual, Inc. 4.000% 01/15/09 (a)	7,600,000	7,440,719
Western Financial Bank 9.625% 05/15/12	9,050,000	9,844,011

Savings & Loans Total		17,284,730

Financials Total		168,805,316

Industrials – 1.6%
Aerospace & Defense – 0.1%
United Technologies Corp. 6.500% 06/01/09	1,000,000	1,030,846

Aerospace & Defense Total		1,030,846

Machinery – 0.7%
Caterpillar Financial Services Corp. 3.625% 11/15/07	7,155,000	7,080,087

Machinery Total		7,080,087

Miscellaneous Manufacturing – 0.2%
3M Co. 5.125% 11/06/09	1,850,000	1,862,443

Miscellaneous Manufacturing Total		1,862,443

Transportation – 0.6%
Union Pacific Corp. 3.875% 02/15/09	5,325,000	5,202,339

Transportation Total		5,202,339

Industrials Total		15,175,715

See Accompanying Notes to Financial Statements.

36

Columbia Short Term Bond Fund

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Technology – 0.8%
Computers – 0.8%
International Business Machines Corp. 3.800% 02/01/08	7,815,000	7,728,082

Computers Total		7,728,082

Technology Total		7,728,082

Utilities – 1.7%
Electric – 1.3%
American Electric Power Co., Inc. 5.375% 03/15/10	4,740,000	4,777,166
Commonwealth Edison Co. 3.700% 02/01/08 (a)	4,325,000	4,245,204
Dominion Resources, Inc. 5.687% 05/15/08 (b)	4,140,000	4,149,634

Electric Total		13,172,004

Gas – 0.4%
Sempra Energy 4.750% 05/15/09	3,810,000	3,778,289

Gas Total		3,778,289

Utilities Total		16,950,293

Total Corporate Fixed-Income Bonds & Notes (cost of $309,864,009)		309,052,250

Collateralized Mortgage Obligations – 29.3%
Agency – 7.7%
Federal Home Loan Mortgage Corp. 4.000% 09/15/15	3,639,953	3,572,980
4.000% 10/15/26	14,295,304	14,040,963
5.500% 11/15/21	11,875,220	11,921,008
5.500% 12/15/26	13,402,810	13,427,368
5.500% 10/15/27	4,860,277	4,879,505
6.000% 06/15/25	5,025,000	5,078,768
6.000% 06/15/31	466,062	467,885
7.000% 06/15/22	145,947	145,645
I.O.:
5.500% 01/15/23	400,374	7,644
5.500% 05/15/27	738,614	52,888
Federal National Mortgage Association 05/25/23 (c)	1,295,000	1,048,836
5.000% 04/25/31	3,421,388	3,391,597
5.500% 02/25/28	7,197,683	7,172,686
Government National Mortgage Association 5.000% 05/16/27	410,804	402,640
5.000% 06/20/28	9,620,000	9,591,994

Agency Total		75,202,407

	Par ($)	Value ($)
Non-Agency – 21.6%
Bank of America Mortgage Securities 5.250% 02/25/18 (d)	941,027	937,321
Bear Stearns Adjustable Rate Mortgage Trust 3.517% 06/25/34 (b)	4,153,400	4,073,822
Chase Mortgage Finance Corp 6.036% 03/25/37 (b)	993,880	1,002,109
Countrywide Alternative Loan Trust 5.250% 08/25/35	9,101,708	9,092,620
5.720% 03/25/34 (b)	737,868	740,915
Countrywide Home Loan Mortgage Pass Through Trust 5.500% 09/25/35	27,912,077	27,995,967
5.820% 03/25/34 (b)	3,982,311	3,988,359
Credit Suisse Mortgage Capital Certificates 5.750% 02/25/36	12,169,375	12,220,598
GMAC Mortgage Corporation Loan Trust 5.820% 05/25/18 (b)	2,900,187	2,911,898
JPMorgan Mortgage Trust 5.736% 04/25/37 (b)	15,000,000	15,014,700
5.760% 04/25/36 (b)	18,158,090	18,195,741
6.064% 10/25/36 (b)	20,658,707	20,710,098
MASTR Asset Securitization Trust 5.750% 05/25/36	16,776,595	16,869,457
PNC Mortgage Securities Corp. 04/28/27 (c)	5,307	4,803
Residential Accredit Loans, Inc. 5.920% 07/25/32 (b)	51,527	51,538
SACO I, Inc. 7.000% 08/25/36 (e)	213,154	212,621
Structured Asset Securities Corp. 5.500% 05/25/33	337,751	333,659
5.500% 07/25/33	231,186	230,006
5.750% 04/25/33	2,244,694	2,239,347
Washington Mutual Mortgage Securities Corp. 5.500% 10/25/35	3,867,190	3,870,429
Washington Mutual, Inc. 5.549% 01/25/37 (b)	23,610,733	23,387,163
5.658% 11/25/36 (b)	20,246,578	20,210,096
6.079% 10/25/36 (b)	13,373,657	13,396,433

See Accompanying Notes to Financial Statements.

37

Columbia Short Term Bond Fund

March 31, 2007

Collateralized Mortgage Obligations (continued)

	Par ($)	Value ($)
Wells Fargo Mortgage Backed Securities Trust 4.500% 08/25/18	2,394,902	2,362,520
5.240% 04/25/36 (b)	8,602,827	8,551,656
5.250% 08/25/33	3,349,144	3,305,934

Non-Agency Total		211,909,810

Total Collateralized Mortgage Obligations (cost of $288,066,467)		287,112,217

Mortgage-Backed Securities – 13.0%
Federal Home Loan Mortgage Corp. 4.000% 05/01/11	4,362,581	4,258,520
4.000% 06/01/11	13,206,593	12,889,961
4.500% 10/01/14	13,986,736	13,754,906
4.500% 11/01/20	3,347,136	3,240,973
4.500% 03/01/21	12,767,126	12,360,780
5.500% 05/01/17	166,193	166,949
5.500% 09/01/17	616,024	618,825
5.500% 12/01/17	2,867,880	2,880,920
5.500% 01/01/19	13,637	13,682
5.500% 07/01/19	558,261	560,098
5.500% 02/01/21	15,136,740	15,168,729
5.500% 08/01/21	39,975,640	40,060,123
6.000% 03/01/17	82,137	83,597
6.000% 04/01/17	88,438	90,009
6.000% 06/01/17	5,824	5,928
6.000% 08/01/17	241,201	245,487
6.000% 09/01/21	892,525	907,380
7.500% 09/01/15	158,589	164,557
8.500% 07/01/30	63,235	67,863
Federal National Mortgage Association 4.500% 11/01/14	3,200,844	3,143,120
5.500% 10/01/20	24,184	24,252
5.500% 12/01/20	22,981	23,045
5.500% 02/01/21	895,050	897,324
5.500% 05/01/21	1,364,728	1,368,195
5.500% 08/01/21	9,816,438	9,841,376
6.000% 03/01/09	165,197	167,037
6.000% 05/01/09	40,024	40,470
6.500% 03/01/12	37,868	38,723
7.500% 11/01/09	1,026	1,024
7.500% 08/01/15	70,578	72,738
8.000% 05/01/15	125,237	131,170
8.000% 08/01/30	30,621	32,343
8.000% 05/01/31	55,034	58,129
8.000% 07/01/31	46,518	49,141
9.000% 04/01/16	266,880	275,783

	Par ($)	Value ($)
Government National Mortgage Association 5.375% 04/20/22 (b)	2,460,741	2,482,288
5.375% 06/20/29 (b)	611,744	618,599
6.500% 09/15/13	76,033	77,978
6.500% 03/15/32	4,056	4,170
6.500% 11/15/33	449,377	461,628
7.000% 11/15/13	78,826	81,467
7.000% 04/15/29	62,636	65,529
7.000% 08/15/29	3,904	4,084
Small Business Administration 5.875% 06/25/22 (b)	485,004	487,222

Total Mortgage-Backed Securities (cost of $128,027,894)		127,986,122

Government & Agency Obligations – 12.5%
Foreign Government Obligations – 2.2%
Morocco Government AID Bond 5.313% 05/01/23 (b)	412,500	412,277
Province of Ontario 3.500% 09/17/07 (a)	3,500,000	3,471,346
Province of Quebec 5.000% 07/17/09 (a)	6,655,000	6,674,872
Svensk Exportkredit AB 4.875% 01/19/10	5,000,000	5,010,115
United Mexican States 4.625% 10/08/08	6,000,000	5,934,000

Foreign Government Obligations Total		21,502,610
U.S. Government Agencies – 5.4%
Federal Home Loan Bank 5.125% 08/08/08 (a)	1,000,000	1,002,170
Federal Home Loan Mortgage Corp. 4.480% 09/19/08	30,500,000	30,309,222
Federal National Mortgage Association 3.875% 02/01/08	21,000,000	20,788,005
Government National Mortgage Association 4.500% 08/20/35	670,000	658,256

U.S. Government Agencies Total		52,757,653
U.S. Government Obligation – 4.9%
U.S. Treasury Inflation Indexed Notes 3.875% 01/15/09 (a)	31,679,860	32,836,904
U.S. Treasury Notes 4.875% 08/31/08 (a)	15,500,000	15,518,770

U.S. Treasury Notes Total		48,355,674

Total Government & Agency Obligations (cost of $122,908,836)		122,615,937

See Accompanying Notes to Financial Statements.

38

Columbia Short Term Bond Fund

March 31, 2007

	Par ($)	Value ($)
Asset-Backed Securities – 7.5%
ABFS Mortgage Loan Trust 4.428% 12/15/33	15,812	15,523
AmeriCredit Automobile 4.050% 02/06/10	7,756,176	7,713,741
Receivables Trust 5.610% 03/08/10	2,250,633	2,253,056
Amresco Residential Securities Mortgage Loan Trust 5.800% 07/25/28 (b)	25,174	25,177
Chase Manhattan Auto Owner Trust 2.570% 02/16/10	1,874,293	1,861,022
Cityscape Home Equity Loan Trust 7.380% 07/25/28	182,440	181,546
7.410% 05/25/28	46,763	46,584
CNH Equipment Trust 4.990% 10/15/10	14,021,000	14,012,307
Credit-Based Asset Servicing & Securitization LLC 5.721% 01/25/37	500,000	501,937
Daimler Chrysler Auto Trust 2.580% 04/08/09	3,280,233	3,253,284
First Alliance Mortgage Loan Trust 6.680% 06/25/25	124,371	123,914
8.225% 09/20/27	316,718	315,811
First Franklin Mortgage Loan Asset Backed Certificates 5.520% 03/25/25 (b)	665,043	665,143
First Plus Home Loan Trust 7.720% 05/10/24 (b)	51,640	52,425
GMAC Mortgage Corporation Loan Trust 3.970% 09/25/34 (b)	1,035,454	1,025,568
Green Tree Mortgage Loan Trust 5.470% 12/25/32 (b)(e)	157,310	157,309
Harley-Davidson Motorcycle Trust 3.090% 06/15/10	764,421	763,649
Honda Auto Receivables Owner Trust 2.790% 03/16/09	1,861,803	1,852,931
IMC Home Equity Loan Trust 7.080% 08/20/28	53,996	53,840
7.310% 11/20/28	86,403	86,131
7.500% 04/25/26	280,214	279,695
7.520% 08/20/28	524,587	523,076
Long Beach Auto Receivables Trust 2.841% 07/15/10	5,295,090	5,200,444
4.972% 10/15/11	5,000,000	5,000,000
Navistar Financial Corp. Owner Trust 3.250% 10/15/10	4,084,176	4,037,002

	Par ($)	Value ($)
Novastar Home Equity Loan 5.710% 05/25/33 (b)	3,266,556	3,269,175
Onyx Acceptance Grantor Trust 3.890% 02/15/11	352,446	349,104
Residential Asset Mortgage Products, Inc. 3.981% 04/25/29	732,982	727,706
5.660% 03/25/33 (b)	662,114	662,296
Residential Funding Mortgage Securities II, Inc . 4.760% 07/25/28	2,180,000	2,147,633
5.610% 08/25/33 (b)	46,621	46,676
Terwin Mortgage Trust 5.770% 07/25/34 (b)	208,343	208,679
UPFC Auto Receivables Trust 5.010% 08/15/12	1,000,000	1,000,883
WFS Financial Owner Trust 2.810% 08/22/11	13,642,377	13,462,316
3.540% 11/21/11	1,494,588	1,477,728

Total Asset-Backed Securities (cost of $73,377,324)		73,353,311

Commercial Mortgage-Backed Securities – 5.6%
CS First Boston Mortgage Securities Corp. 6.480% 05/17/40	19,470,370	19,667,402
LB-UBS Commercial Mortgage Trust 5.642% 12/15/25	6,903,799	6,969,464
Merrill Lynch Mortgage Investors, Inc. I.O., 0.984% 12/15/30 (b)	12,803,787	240,441
Morgan Stanley Capital I 5.257% 12/15/43	5,451,825	5,464,730
Nationslink Funding Corp. 6.888% 11/10/30	1,448,322	1,451,220
Nomura Asset Securities Corp. 6.590% 03/15/30	6,405,299	6,459,895
PNC Mortgage Acceptance Corp. 5.910% 03/12/34	1,511,247	1,523,922
Prudential Securities Secured Financing Corp. 6.480% 11/01/31	3,118,532	3,159,706
Wachovia Bank Commercial Mortgage Trust 5.366% 10/15/44 (b)	10,300,000	10,319,553

Total Commercial Mortgage-Backed Securities (cost of $56,610,187)		55,256,333

See Accompanying Notes to Financial Statements.

39

Columbia Short Term Bond Fund

March 31, 2007

	Shares	Value ($)
Securities Lending Collateral – 6.5%
State Street Navigator Securities Lending Prime Portfolio (f)	63,775,486	63,775,486

Total Securities Lending Collateral (cost of $63,775,486)		63,775,486

	Par ($)
Short-Term Obligation – 0.7%
Repurchase agreement with Fixed Income Clearing Corp., dated 03/30/07, due 04/02/07 at 5.260%, collateralized by a U.S. Government Agency Obligation 02/01/08, market value of $6,868,000 (repurchase proceeds $6,733,950)	6,731,000	6,731,000

Total Short-Term Obligation (cost of $6,731,000)		6,731,000

Total Investments – 106.6% (cost of $1,049,361,203)(g)		1,045,882,656

Other Assets & Liabilities, Net – (6.6)%		(64,691,942)

Net Assets – 100.0%		981,190,714

Notes to Investment Portfolio:

(a)	All or a portion of this security is on loan at March 31, 2007. The total market value of securities on loan at March 31, 2007 is $62,531,764.

(b)	The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2007.

(c)	Zero coupon bond.

(d)	Investments in a security issued by an affiliate during the period ended March 31, 2007: Security name: Bank of America Mortgage Securities, 5.250% 02/25/18

Par as of 03/31/06:	$1,245,437
Par sold:	$304,410
Par as of 03/31/07:	$941,027
Net realized loss:	$(4,580)
Interest income earned:	$56,021
Value at end of period:	$937,321

Security name: MBNA Credit Card Master Note Trust, 6.550% 12/15/08

Par as of 03/31/06:	$5,000,000
Par sold:	$5,000,000
Par as of 03/31/07:	$—
Net realized loss:	$(209,383)
Interest income earned:	$94,611
Value at end of period:	$—

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities, which are not illiquid, amounted to $369,930, which represents less than 0.1% of net assets.

(f)	Investment made with cash collateral received from securities lending activity.

(g)	Cost for federal income tax purposes is $1,049,429,239.

See Accompanying Notes to Financial Statements.

40

Columbia Short Term Bond Fund

March 31, 2007

At March 31, 2007, the asset allocation of the Fund is as follows:

Asset Allocation (unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	31.5
Collateralized Mortgage Obligations	29.3
Mortgage-Backed Securities	13.0
Government & Agency Obligations	12.5
Asset-Backed Securities	7.5
Commercial Mortgage-Backed Securities	5.6

99.4
Securities Lending Collateral	6.5
Short-Term Obligation	0.7
Other Assets & Liabilities, Net	(6.6)

100.0

Acronym	Name
I.O.	Interest Only

See Accompanying Notes to Financial Statements.

41

Investment Portfolio – Columbia High Income Fund

March 31, 2007

Value ($)
Investment Company – 100.1%
Investment in Columbia Funds Master Investment Trust, LLC, Columbia High Income Master Portfolio*	992,821,997

Total Investments – 100.1%	992,821,997

Total Other Assets and Liabilities, Net – (0.1)%	(777,682)

Net Assets – 100.0%	992,044,315

* The financial statements of Columbia High Income Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with Columbia High Income Fund’s financial statements.

Columbia High Income Fund invests only in Columbia High Income Master Portfolio. At March 31, 2007, Columbia High Income Fund owned 98.1% of Columbia High Income Master Portfolio. Columbia High Income Master Portfolio was invested in the following asset allocation at March 31, 2007:

Asset Allocation (unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	86.1
Convertible Bonds	2.1
Common Stocks	1.5
Preferred Stocks	1.5
Convertible Preferred Stocks	0.7
Warrants	0.0	*

	91.9
Short-Term Obligation	6.2
Other Assets & Liabilities, Net	1.9

	100.0

* Represents less than 0.1%.

See Accompanying Notes to Financial Statements.

42

Statements of Assets and Liabilities – Government & Corporate Bond Funds

March 31, 2007

	($)	($)	($)
	Columbia Total Return Bond Fund	Columbia Short Term Bond Fund	Columbia High Income Fund
Assets
Unaffiliated investments, at cost	2,413,180,049	1,048,405,949	—
Affiliated investments, at cost	—	955,254	—
Total investments, at cost	2,413,180,049	1,049,361,203	—
Investment in master portfolio, at cost	—	—	950,901,661
Unaffiliated investments, at value (including securities on loan of $111,179,134, $62,531,764 and $—, respectively)	2,409,420,788	1,044,945,335	—
Affiliated investments, at value	—	937,321	—

Total investments, at value	2,409,420,788	1,045,882,656	—

Investment in master portfolio, at value	—	—	992,821,997
Cash	139,299	3,568,692	—
Foreign currency (cost of $29, $— and $—, respectively)	29	—	—
Receivable for:
Investments sold	40,196,486	—	—
Fund shares sold	3,040,420	756,031	901,678
Interest	15,844,130	6,532,762	—
Futures variation margin	46,797	—	—
Foreign tax reclaims	38,895	—	—
Securities lending income	9,467	2,185	—
Deferred Trustees’ compensation plan	7,732	21,953	—
Other assets	2,727	3,548	—

Total assets	2,468,746,770	1,056,767,827	993,723,675
Liabilities
Unrealized depreciation on foreign forward currency contracts	48,010	—	—
Collateral on securities loaned	115,733,249	63,775,486	—
Payable for:
Investments purchased on a delayed delivery basis	423,413,503	—	—
Investments purchased	18,889,319	6,150,303	—
Fund shares repurchased	3,035,682	2,393,074	1,183,910
Distributions	5,573,825	2,475,326	—
Investment advisory fee	556,647	259,442	—
Administration fee	231,128	91,042	149,891
Transfer agent fee	97,483	111,914	95,590
Pricing and bookkeeping fees	22,514	17,297	3,167
Trustees’ fees	97,732	135,668	25,418
Distribution and service fees	15,014	44,698	139,793
Custody fee	1,511	2,231	675
Chief compliance officer expenses	3,750	3,750	3,750
Deferred Trustees’ compensation plan	7,732	21,953	—
Other liabilities	16,646	94,929	77,166

Total liabilities	567,743,745	75,577,113	1,679,360

Net Assets	1,901,003,025	981,190,714	992,044,315

See Accompanying Notes to Financial Statements.

43

Statements of Assets and Liabilities – Government & Corporate Bond Funds

March 31, 2007

	($)	($)	($)
	Columbia Total Return Bond Fund	Columbia Short Term Bond Fund	Columbia High Income Fund
Net Assets Consist of
Paid-in capital	1,907,499,894	1,011,675,394	946,275,265
Undistributed (overdistributed) net investment income	(102,911)	(985,271)	1,251,809
Accumulated net realized gain (loss)	(3,299,895)	(26,020,862)	2,596,905
Unrealized appreciation (depreciation) on:
Investments	(3,759,261)	(3,478,547)	41,920,336
Foreign currency translations	40,225	—	—
Forward foreign currency exchange contracts	(48,010)	—	—
Futures contracts	672,983	—	—

Net Assets	1,901,003,025	981,190,714	992,044,315

Class A
Net assets	24,704,228	85,635,203	123,070,830
Shares outstanding	2,536,489	8,700,379	13,504,211
Net asset value per share (a)	9.74	9.84	9.11
Maximum sales charge	3.25%	1.00%	4.75%
Maximum offering price per share (b)	10.07	9.94	9.56

Class B
Net assets	8,735,042	20,302,514	93,413,178
Shares outstanding	896,546	2,064,076	10,275,691
Net asset value per share (a)	9.74	9.84	9.09

Class C
Net assets	2,274,631	17,598,138	35,638,869
Shares outstanding	233,560	1,789,780	3,937,369
Net asset value per share (a)	9.74	9.83	9.05

Class Z
Net assets	1,865,289,124	857,654,859	739,921,438
Shares outstanding	191,343,872	87,305,682	80,540,396
Net asset value, offering and redemption price per share	9.75	9.82	9.19

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

44

Statements of Operations – Government & Corporate Bond Funds

For the Year Ended March 31, 2007

	($)	($)	($)
	Columbia Total Return Bond Fund	Columbia Short Term Bond Fund	Columbia High Income Fund
Investment Income:
Interest	104,514,632	51,933,804	—
Interest from affiliates	—	150,632	—
Securities lending	137,578	18,461	—
Allocated from master portfolio:
Interest	—	—	76,303,087
Dividends	—	—	547,455
Foreign taxes withheld	—	—	(7,881)

Total Investment Income	104,652,210	52,102,897	76,842,661

Expenses:
Expenses allocated from Master Portfolio	—	—	5,786,966
Investment advisory fee	6,637,263	3,276,758	—
Administration fee	2,759,882	1,373,210	1,685,790
Distribution fee:
Class B	70,489	179,241	728,930
Class C	18,991	147,037	280,789
Service fee:
Class A	68,893	191,394	296,104
Class B	23,496	59,747	243,041
Class C	6,330	49,012	93,596
Transfer agent fee	560,731	401,466	620,776
Pricing and bookkeeping fees	251,073	185,412	38,000
Trustees’ fees	9,846	7,950	4,359
Custody fee	56,811	27,058	3,749
Chief compliance officer expenses	14,863	12,649	11,964
Other expenses	180,376	186,973	285,155

Total Expenses	10,659,044	6,097,907	10,079,219

Fees waived by Distributor—Class C	—	(86,392)	—
Fees waived by Investment Advisor	—	(218,450)	—
Custody earnings credit	(33,467)	(13,247)	(1)

Net Expenses	10,625,577	5,779,818	10,079,218

Net Investment Income	94,026,633	46,323,079	66,763,443

See Accompanying Notes to Financial Statements.

45

Statements of Operations – Government & Corporate Bond Funds

For the Year Ended March 31, 2007

	($)	($)	($)
	Columbia Total Return Bond Fund	Columbia Short Term Bond Fund	Columbia High Income Fund
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Futures Contracts:
Net realized gain (loss) on:
Unaffiliated investments	5,728,695	(8,342,174)	—
Affiliated investments	—	(213,963)	—
Foreign currency transactions	(155,610)	—	—
Futures contracts	(524,524)	116,873	—
Allocated from master portfolio:
Investments	—	—	4,054,196
Foreign currency transactions	—	—	(177,916)

Net realized gain (loss)	5,048,561	(8,439,264)	3,876,280

Net change in unrealized appreciation (depreciation) on:
Investments	27,386,505	18,992,758	—
Foreign currency translations	39,393	—	—
Forward foreign currency exchange contracts	(44,889)	—	—
Futures contracts	1,096,326	—	—
Allocated from master portfolio:
Investments	—	—	32,158,228
Foreign currency translations	—	—	(34,542)

Net change in unrealized appreciation	28,477,335	18,992,758	32,123,686

Net Gain	33,525,896	10,553,494	35,999,966

Net Increase Resulting from Operations	127,552,529	56,876,573	102,763,409

See Accompanying Notes to Financial Statements.

46

Statements of Changes in Net Assets – Government & Corporate Bond Funds

Increase (Decrease) in Net Assets	Columbia Total Return Bond Fund		Columbia Short Term Bond Fund		Columbia High Income Fund
	Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
	2007 ($)	2006 ($)	2007 ($)	2006 ($)	2007 ($)	2006 ($)
Operations
Net investment income	94,026,633	80,764,958	46,323,079	40,360,556	66,763,443	68,272,963
Net realized gain (loss) on investments, foreign currency transactions and futures contracts	5,048,561	(8,221,553)	(8,439,264)	(7,149,568)	3,876,280 (a)	28,815,338	(a)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and futures contracts	28,477,335	(32,076,146)	18,992,758	(5,305,854)	32,123,686 (a)	(39,790,998	) (a)

Net increase resulting from operations	127,552,529	40,467,259	56,876,573	27,905,134	102,763,409	57,297,303

Distributions Declared to Shareholders
From net investment income:
Class A	(1,263,627)	(1,385,404)	(3,132,885)	(2,123,402)	(8,253,345)	(9,515,620)
Class B	(360,687)	(335,419)	(796,833)	(466,085)	(6,033,569)	(7,416,838)
Class C	(96,960)	(74,397)	(741,078)	(563,632)	(2,335,708)	(2,751,129)
Class Z	(92,094,934)	(81,741,500)	(42,075,851)	(38,052,968)	(50,545,707)	(50,865,889)

From net realized gains:
Class A	—	(92,433)	—	—	(1,327,383)	(3,445,622)
Class B	—	(27,640)	—	—	(1,286,366)	(3,306,958)
Class C	—	(4,473)	—	—	(497,755)	(1,221,623)
Class Z	—	(5,344,291)	—	—	(8,389,949)	(20,383,962)

Total distributions declared to shareholders	(93,816,208)	(89,005,557)	(46,746,647)	(41,206,087)	(78,669,782)	(98,907,641)

Net Capital Share Transactions	(178,692,296)	191,463,632	(293,369,962)	293,630,325	35,537,596	(47,945,923)
Net Increase (Decrease) in Net Assets	(144,955,975)	142,925,334	(283,240,036)	280,329,372	59,631,223	(89,556,261)

Net Assets
Beginning of period	2,045,959,000	1,903,033,666	1,264,430,750	984,101,378	932,413,092	1,021,969,353
End of period	1,901,003,025	2,045,959,000	981,190,714	1,264,430,750	992,044,315	932,413,092
Undistributed (overdistributed) net investment income, at end of period	(102,911)	(364,717)	(985,271)	(388,643)	1,251,809	1,519,664

(a)	Allocated from the Master Portfolio.

See Accompanying Notes to Financial Statements.

47

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Total Return Bond Fund
	Year Ended March 31, 2007		Year Ended March 31, 2006 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	255,305	2,467,116	1,115,044	10,929,685
Proceeds received in connection with merger	—	—	953,994	9,330,140
Distributions reinvested	95,437	919,577	108,190	1,055,202
Redemptions	(1,562,500)	(14,960,178)	(1,530,442)	(14,965,230)

Net Increase (Decrease)	(1,211,758)	(11,573,485)	646,786	6,349,797

Class B
Subscriptions	81,681	785,426	58,394	576,189
Proceeds received in connection with merger	—	—	404,973	3,960,416
Distributions reinvested	30,078	289,991	29,809	291,421
Redemptions	(271,693)	(2,617,564)	(426,337)	(4,169,328)

Net Increase (Decrease)	(159,934)	(1,542,147)	66,839	658,698

Class C
Subscriptions	44,184	425,636	69,490	673,650
Proceeds received in connection with merger	—	—	150,345	1,470,370
Distributions reinvested	4,816	46,390	4,278	41,696
Redemptions	(124,509)	(1,196,377)	(65,011)	(632,903)

Net Increase (Decrease)	(75,509)	(724,351)	159,102	1,552,813

Class Z
Subscriptions	23,789,701	229,371,108	36,582,911	355,991,337
Proceeds received in connection with merger	—	—	22,698,463	221,980,764
Distributions reinvested	2,746,363	26,486,882	1,971,456	19,249,798
Redemptions	(43,816,690)	(420,710,303)	(42,339,441)	(414,319,575)

Net Increase (Decrease)	(17,280,626)	(164,852,313)	18,913,389	182,902,324

(a)	On August 22, 2005, the Fund’s Investor A, Investor B, Investor C and Primary A shares were renamed Class A, Class B, Class C and Class Z shares, respectively.

See Accompanying Notes to Financial Statements.

48

Columbia Short Term Bond Fund				Columbia High Income Fund
Year Ended March 31, 2007		Year Ended March 31, 2006 (a)		Year Ended March 31, 2007		Year Ended March 31, 2006 (a)
Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)

2,627,369	25,821,932	815,892	8,014,083	7,870,258	70,057,781	10,545,563	96,293,774
—	—	6,699,327	65,937,486	—	—	—	—
257,515	2,519,244	174,067	1,704,933	751,340	6,661,410	919,607	8,263,003
(2,770,716)	(27,098,930)	(2,985,198)	(29,273,709)	(7,350,929)	(65,881,079)	(13,736,898)	(125,184,546)

114,168	1,242,246	4,704,088	46,382,793	1,270,669	10,838,112	(2,271,728)	(20,627,769)

94,937	924,823	35,820	344,343	783,967	6,981,437	664,199	6,047,960
—	—	3,463,903	34,072,841	—	—	—	—
65,930	644,551	37,986	371,186	488,482	4,308,318	703,410	6,300,657
(978,125)	(9,550,393)	(806,927)	(7,890,388)	(2,477,227)	(22,098,251)	(3,897,160)	(35,283,457)

(817,258)	(7,981,019)	2,730,782	26,897,982	(1,204,778)	(10,808,496)	(2,529,551)	(22,934,840)

366,916	3,587,181	228,759	2,241,579	813,442	7,232,776	1,085,154	9,808,497
—	—	1,240,526	12,195,132	—	—	—	—
54,980	537,260	40,602	397,389	186,990	1,643,169	238,232	2,124,781
(901,305)	(8,802,688)	(1,072,893)	(10,511,472)	(1,528,454)	(13,588,309)	(2,162,620)	(19,559,820)

(479,409)	(4,678,247)	436,994	4,322,628	(528,022)	(4,712,364)	(839,234)	(7,626,542)

13,308,563	129,877,080	20,445,521	200,473,766	26,158,720	234,374,389	22,904,436	209,961,888
—	—	62,543,306	614,518,797	—	—	—	—
1,067,956	10,429,840	930,596	9,109,731	1,468,999	13,137,713	1,280,724	11,549,984
(43,312,809)	(422,259,862)	(62,178,885)	(608,075,372)	(23,012,445)	(207,291,758)	(23,811,862)	(218,268,644)

(28,936,290)	(281,952,942)	21,740,538	216,026,922	4,615,274	40,220,344	373,298	3,243,228

See Accompanying Notes to Financial Statements.

49

Financial Highlights – Columbia Total Return Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2007	2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$9.56	$9.80		$10.17		$9.99		$9.65

Income from Investment Operations:
Net investment income (b)	0.44	0.35		0.31		0.34		0.33
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	0.18	(0.17)		(0.19)		0.24		0.53

Total from Investment Operations	0.62	0.18		0.12		0.58		0.86

Less Distributions Declared to Shareholders:
From net investment income	(0.44)	(0.39)		(0.34)		(0.34)		(0.35)
From net realized gains	—	(0.03)		(0.15)		(0.06)		(0.17)

Total Distributions Declared to Shareholders	(0.44)	(0.42)		(0.49)		(0.40)		(0.52)

Net Asset Value, End of Period	$9.74	$9.56		$9.80		$10.17		$9.99
Total return (c)	6.65%	1.84	%(d)	1.21	%(d)	5.92	%(d)	9.05	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.79%	0.79%		0.83%		0.90%		0.92%
Net investment income (e)	4.60%	3.91%		3.08%		3.36%		3.25%
Waiver/Reimbursement	—	0.06	%(f)	0.08	%(f)	0.03	%(f)	—
Portfolio turnover rate	320%	199%		402%		398%		488%
Net assets, end of period (in 000’s)	$24,704	$35,849		$30,409		$38,114		$43,828

(a)	On August 22, 2005, the Fund’s Investor A shares were renamed Class A shares.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from custody credits had an impact of less than 0.01%.

(f)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.06% and 0.01% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

50

Financial Highlights – Columbia Total Return Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2007	2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$9.57	$9.81		$10.17		$9.99		$9.66

Income from Investment Operations:
Net investment income (b)	0.37	0.28		0.23		0.26		0.25
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	0.17	(0.17)		(0.18)		0.24		0.52

Total from Investment Operations	0.54	0.11		0.05		0.50		0.77

Less Distributions Declared to Shareholders:
From net investment income	(0.37)	(0.32)		(0.26)		(0.26)		(0.27)
From net realized gains	—	(0.03)		(0.15)		(0.06)		(0.17)

Total Distributions Declared to Shareholders	(0.37)	(0.35)		(0.41)		(0.32)		(0.44)

Net Asset Value, End of Period	$9.74	$9.57		$9.81		$10.17		$9.99
Total return (c)	5.75%	1.09	%(d)	0.55	%(d)	5.13	%(d)	8.13	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.54%	1.54%		1.58%		1.65%		1.67%
Net investment income (e)	3.85%	3.14%		2.32%		2.61%		2.50%
Waiver/Reimbursement	—	0.06	%(f)	0.08	%(f)	0.03	%(f)	—
Portfolio turnover rate	320%	199%		402%		398%		488%
Net assets, end of period (in 000’s)	$8,735	$10,108		$9,707		$13,518		$18,783

(a)	On August 22, 2005, the Fund’s Investor B shares were renamed Class B shares.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from custody credits had an impact of less than 0.01%.

(f)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.06% and 0.01% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

51

Financial Highlights – Columbia Total Return Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2007	2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$9.56	$9.80		$10.17		$9.99		$9.65

Income from Investment Operations:
Net investment income (b)	0.37	0.28		0.23		0.26		0.25
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	0.18	(0.17)		(0.19)		0.24		0.53

Total from Investment Operations	0.55	0.11		0.04		0.50		0.78

Less Distributions Declared to Shareholders:
From net investment income	(0.37)	(0.32)		(0.26)		(0.26)		(0.27)
From net realized gains	—	(0.03)		(0.15)		(0.06)		(0.17)

Total Distributions Declared to Shareholders	(0.37)	(0.35)		(0.41)		(0.32)		(0.44)

Net Asset Value, End of Period	$9.74	$9.56		$9.80		$10.17		$9.99
Total return (c)	5.86%	1.08	%(d)	0.45	%(d)	5.13	%(d)	8.24	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.54%	1.54%		1.58%		1.65%		1.67%
Net investment income (e)	3.84%	3.20%		2.32%		2.61%		2.50%
Waiver/Reimbursement	—	0.06	%(f)	0.08	%(f)	0.03	%(f)	—
Portfolio turnover rate	320%	199%		402%		398%		488%
Net assets, end of period (in 000’s)	$2,275	$2,956		$1,470		$1,823		$2,823

(a)	On August 22, 2005, the Fund’s Investor C shares were renamed Class C shares.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from custody credits had an impact of less than 0.01%.

(f)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.06% and 0.01% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

52

Financial Highlights – Columbia Total Return Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2007	2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$9.57	$9.81		$10.17		$10.00		$9.66

Income from Investment Operations:
Net investment income (b)	0.47	0.37		0.33		0.36		0.35
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	0.18	(0.16)		(0.18)		0.23		0.53

Total from Investment Operations	0.65	0.21		0.15		0.59		0.88

Less Distributions Declared to Shareholders:
From net investment income	(0.47)	(0.42)		(0.36)		(0.36)		(0.37)
From net realized gains	—	(0.03)		(0.15)		(0.06)		(0.17)

Total Distributions Declared to Shareholders	(0.47)	(0.45)		(0.51)		(0.42)		(0.54)

Net Asset Value, End of Period	$9.75	$9.57		$9.81		$10.17		$10.00
Total return (c)	6.91%	2.10	%(d)	1.56	%(d)	6.07	%(d)	9.32	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.54%	0.54%		0.58%		0.65%		0.67%
Net investment income (e)	4.85%	4.13%		3.30%		3.61%		3.50%
Waiver/Reimbursement	—	0.06	%(f)	0.08	%(f)	0.03	%(f)	—
Portfolio turnover rate	320%	199%		402%		398%		488%
Net assets, end of period (in 000’s)	$1,865,289	$1,997,046		$1,861,448		$2,260,519		$2,482,229

(a)	On August 22, 2005, the Fund’s Primary A shares were renamed Class Z shares.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from custody credits had an impact of less than 0.01%.

(f)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been -%, 0.06% and 0.01% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

53

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2007	2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$9.75	$9.82		$10.07		$10.10		$9.83

Income from Investment Operations:
Net investment income (b)	0.40	0.31		0.21		0.20		0.28
Net realized and unrealized gain (loss) on investments	0.09	(0.07)		(0.23)		0.02		0.30

Total from Investment Operations	0.49	0.24		(0.02)		0.22		0.58

Less Distributions Declared to Shareholders:
From net investment income	(0.40)	(0.31)		(0.21)		(0.20)		(0.28)
From net realized gains	—	—		(0.02)		(0.05)		(0.03)

Total Distributions Declared to Shareholders	(0.40)	(0.31)		(0.23)		(0.25)		(0.31)

Net Asset Value, End of Period	$9.84	$9.75		$9.82		$10.07		$10.10
Total return (c)(d)	5.12%	2.47%		(0.19)%		2.23%		6.01%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.73%	0.72%		0.73%		0.72%		0.75%
Net investment income (e)	4.05%	3.27%		2.10%		1.99%		2.74%
Waiver/Reimbursement	0.02%	0.08	%(f)	0.10	%(f)	0.13	%(f)	0.10%
Portfolio turnover rate	72%	80%		128%		164%		54%
Net assets, end of period (in 000’s)	$85,635	$83,675		$38,130		$122,202		$130,036

(a)	On August 22, 2005, the Fund’s Investor A shares were renamed Class A shares.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from custody credits had an impact of less than 0.01%.

(f)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%, 0.08% and 0.10% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

54

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2007	2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$9.74	$9.81		$10.07		$10.09		$9.83

Income from Investment Operations:
Net investment income (b)	0.32	0.25		0.14		0.13		0.21
Net realized and unrealized gain (loss) on investments	0.11	(0.08)		(0.24)		0.03		0.29

Total from Investment Operations	0.43	0.17		(0.10)		0.16		0.50

Less Distributions Declared to Shareholders:
From net investment income	(0.33)	(0.24)		(0.14)		(0.13)		(0.21)
From net realized gains	—	—		(0.02)		(0.05)		(0.03)

Total Distributions Declared to Shareholders	(0.33)	(0.24)		(0.16)		(0.18)		(0.24)

Net Asset Value, End of Period	$9.84	$9.74		$9.81		$10.07		$10.09
Total return (c)(d)	4.45%	1.71%		(1.03)%		1.58%		5.12%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.48%	1.47%		1.48%		1.47%		1.50%
Net investment income (e)	3.30%	2.69%		1.37%		1.24%		1.99%
Waiver/Reimbursement	0.02%	0.08	%(f)	0.10	%(f)	0.13	%(f)	0.10%
Portfolio turnover rate	72%	80%		128%		164%		54%
Net assets, end of period (in 000’s)	$20,303	$28,061		$1,477		$1,775		$2,170

(a)	On August 22, 2005, the Fund’s Investor B shares were renamed Class B shares.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from custody credits had an impact of less than 0.01%.

(f)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%, 0.08% and 0.10% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

55

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2007	2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$9.74	$9.81		$10.07		$10.09		$9.83

Income from Investment Operations:
Net investment income (b)	0.37	0.26		0.13		0.13		0.21
Net realized and unrealized gain (loss) on investments	0.09	(0.07)		(0.23)		0.03		0.29

Total from Investment Operations	0.46	0.19		(0.10)		0.16		0.50

Less Distributions Declared to Shareholders:
From net investment income	(0.37)	(0.26)		(0.14)		(0.13)		(0.21)
From net realized gains	—	—		(0.02)		(0.05)		(0.03)

Total Distributions Declared to Shareholders	(0.37)	(0.26)		(0.16)		(0.18)		(0.24)

Net Asset Value, End of Period	$9.83	$9.74		$9.81		$10.07		$10.09
Total return (c)(d)	4.80%	1.94%		(1.03)%		1.58%		5.12%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.04%	1.20%		1.48%		1.47%		1.50%
Net investment income (e)	3.75%	2.69%		1.36%		1.24%		1.99%
Waiver/Reimbursement	0.46%	0.35	%(f)	0.10	%(f)	0.13	%(f)	0.10%
Portfolio turnover rate	72%	80%		128%		164%		54%
Net assets, end of period (in 000’s)	$17,598	$22,091		$17,980		$32,267		$54,350

(a)	On August 22, 2005, the Fund’s Investor C shares were renamed Class C shares.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from custody credits had an impact of less than 0.01%.

(f)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%, 0.08% and 0.10% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

56

Financial Highlights – Columbia Short Term Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2007	2006 (a)		2005		2004		2003
Net Asset Value, Beginning of Period	$9.73	$9.80		$10.06		$10.08		$9.82

Income from Investment Operations:
Net investment income (b)	0.42	0.33		0.24		0.22		0.31
Net realized and unrealized gain (loss) on investments	0.09	(0.07)		(0.25)		0.04		0.29

Total from Investment Operations	0.51	0.26		(0.01)		0.26		0.60

Less Distributions Declared to Shareholders:
From net investment income	(0.42)	(0.33)		(0.23)		(0.23)		(0.31)
From net realized gains	—	—		(0.02)		(0.05)		(0.03)

Total Distributions Declared to Shareholders	(0.42)	(0.33)		(0.25)		(0.28)		(0.34)

Net Asset Value, End of Period	$9.82	$9.73		$9.80		$10.06		$10.08
Total return (c)(d)	5.39%	2.73%		(0.04)%		2.60%		6.18%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.48%	0.47%		0.48%		0.47%		0.50%
Net investment income (e)	4.29%	3.40%		2.37%		2.24%		2.99%
Waiver/Reimbursement	0.02%	0.08	%(f)	0.10	%(f)	0.13	%(f)	0.10%
Portfolio turnover rate	72%	80%		128%		164%		54%
Net assets, end of period (in 000’s)	$857,655	$1,130,604		$926,514		$1,099,131		$791,981

(a)	On August 22, 2005, the Fund’s Primary A shares were renamed Class Z shares.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from custody credits had an impact of less than 0.01%.

(f)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%, 0.08% and 0.10% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

See Accompanying Notes to Financial Statements.

57

Financial Highlights – Columbia High Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares (a)	2007	2006 (b)	2005	2004	2003
Net Asset Value, Beginning of Period	$8.91	$9.31	$9.79	$8.52	$8.80

Income from Investment Operations:
Net investment income (c)	0.62	0.63	0.66	0.70	0.75
Net realized and unrealized gain (loss) on investments and foreign currency	0.32	(0.10)	0.03	1.36	(0.28)

Total from Investment Operations	0.94	0.53	0.69	2.06	0.47

Less Distributions Declared to Shareholders:
From net investment income	(0.62)	(0.66)	(0.65)	(0.70)	(0.75)
From net realized gains	(0.12)	(0.27)	(0.52)	(0.09)	—

Total Distributions Declared to Shareholders	(0.74)	(0.93)	(1.17)	(0.79)	(0.75)

Net Asset Value, End of Period	$9.11	$8.91	$9.31	$9.79	$8.52
Total return (d)	11.10%	6.03%	7.64%	24.88%	6.07%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.13%	1.08%	1.09%	1.09%	1.15%
Net investment income (e)	6.88%	6.90%	6.90%	7.37%	9.22%
Net assets, end of period (in 000’s)	$123,071	$109,029	$134,980	$163,916	$97,154

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expense of the Columbia High Income Master Portfolio.

(b)	On August 22, 2005, the Fund’s Investor A shares were renamed Class A shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested and no initial sales charge.

(e)	The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

58

Financial Highlights – Columbia High Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares (a)	2007	2006 (b)	2005	2004	2003
Net Asset Value, Beginning of Period	$8.89	$9.29	$9.77	$8.51	$8.80

Income from Investment Operations:
Net investment income (c)	0.55	0.56	0.58	0.64	0.69
Net realized and unrealized gain (loss) on investments and foreign currency	0.32	(0.10)	0.04	1.35	(0.29)

Total from Investment Operations	0.87	0.46	0.62	1.99	0.40

Less Distributions Declared to Shareholders:
From net investment income	(0.55)	(0.59)	(0.58)	(0.64)	(0.69)
From net realized gains	(0.12)	(0.27)	(0.52)	(0.09)	—

Total Distributions Declared to Shareholders	(0.67)	(0.86)	(1.10)	(0.73)	(0.69)

Net Asset Value, End of Period	$9.09	$8.89	$9.29	$9.77	$8.51
Total return (d)	10.29%	5.25%	6.89%	23.91%	5.20%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.88%	1.83%	1.84%	1.84%	1.90%
Net investment income (e)	6.16%	6.22%	6.17%	6.62%	8.47%
Net assets, end of period (in 000’s)	$93,413	$102,085	$130,088	$144,762	$95,110

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expense of the Columbia High Income Master Portfolio.

(b)	On August 22, 2005, the Fund’s Investor B shares were renamed Class B shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

59

Financial Highlights – Columbia High Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares (a)	2007	2006 (b)	2005	2004	2003
Net Asset Value, Beginning of Period	$8.86	$9.25	$9.74	$8.47	$8.77

Income from Investment Operations:
Net investment income (c)	0.55	0.56	0.58	0.64	0.69
Net realized and unrealized gain (loss) on investments and foreign currency	0.31	(0.09)	0.03	1.36	(0.30)

Total from Investment Operations	0.86	0.47	0.61	2.00	0.39

Less Distributions Declared to Shareholders:
From net investment income	(0.55)	(0.59)	(0.58)	(0.64)	(0.69)
From net realized gains	(0.12)	(0.27)	(0.52)	(0.09)	—

Total Distributions Declared to Shareholders	(0.67)	(0.86)	(1.10)	(0.73)	(0.69)

Net Asset Value, End of Period	$9.05	$8.86	$9.25	$9.74	$8.47
Total return (d)	10.21%	5.39%	6.80%	24.15%	5.09%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.88%	1.83%	1.84%	1.84%	1.90%
Net investment income (e)	6.16%	6.23%	6.21%	6.62%	8.47%
Net assets, end of period (in 000’s)	$35,639	$39,547	$49,066	$63,005	$32,453

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expense of the Columbia High Income Master Portfolio.

(b)	On August 22, 2005, the Fund’s Investor C shares were renamed Class C shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

60

Financial Highlights – Columbia High Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares (a)	2007	2006 (b)	2005	2004	2003
Net Asset Value, Beginning of Period	$8.98	$9.37	$9.86	$8.57	$8.86

Income from Investment Operations:
Net investment income (c)	0.64	0.66	0.67	0.73	0.77
Net realized and unrealized gain (loss) on investments and foreign currency	0.33	(0.10)	0.04	1.38	(0.29)

Total from Investment Operations	0.97	0.56	0.71	2.11	0.48

Less Distributions Declared to Shareholders:
From net investment income	(0.64)	(0.68)	(0.68)	(0.73)	(0.77)
From net realized gains	(0.12)	(0.27)	(0.52)	(0.09)	—

Total Distributions Declared to Shareholders	(0.76)	(0.95)	(1.20)	(0.82)	(0.77)

Net Asset Value, End of Period	$9.19	$8.98	$9.37	$9.86	$8.57
Total return (d)	11.41%	6.37%	7.76%	25.30%	6.19%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.88%	0.83%	0.84%	0.84%	0.90%
Net investment income (e)	7.14%	7.19%	7.09%	7.62%	9.47%
Net assets, end of period (in 000’s)	$739,921	$681,752	$707,834	$798,398	$460,639

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expense of the Columbia High Income Master Portfolio.

(b)	On August 22, 2005, the Fund’s Primary A shares were renamed Class Z shares.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

61

Notes to Financial Statements – Government & Corporate Bond Funds

March 31, 2007

Note 1. Organization

Columbia Funds Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Information presented in these financial statements pertains to the following series of the Trust (each a “Fund” and collectively, the “Funds”):

Columbia Total Return Bond Fund

Columbia Short Term Bond Fund

Columbia High Income Fund

Investment Goals

Columbia Total Return Bond Fund seeks total return by investing in investment grade fixed income securities. Columbia Short Term Bond Fund seeks high current income consistent with minimal fluctuation of principal. Columbia High Income Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.

Columbia High Income Fund (the “Feeder Fund”) seeks to achieve its investment objective by investing substantially all of its assets in Columbia High Income Master Portfolio (the “Master Portfolio”). The Master Portfolio is a series of Columbia Funds Master Investment Trust, LLC (the “Master Trust”). The Master Portfolio has the same investment objective as the Feeder Fund. The value of the Feeder Fund’s investment in the Master Portfolio included in the Statements of Assets and Liabilities reflects the Feeder Fund’s proportionate amount of beneficial interest in the net assets of the Master Portfolio (98.1% of the Master Portfolio at March 31, 2007). The financial statements of the Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Feeder Fund’s financial statements. Other funds that are managed by Columbia Management Advisors, LLC (“Columbia”), and are not registered under the 1940 Act and whose financial statements are not presented here, also invest in the Master Portfolio.

Fund Shares

The Trust may issue an unlimited number of shares and each Fund offers four classes of shares: Class A, Class B, Class C and Class Z shares. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 1.00%, 3.25% and 4.75% for Columbia Short Term Bond Fund, Columbia Total Return Bond Fund and Columbia High Income Fund, respectively, based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 3.00%, 3.00% and 5.00% for Columbia Short Term Bond Fund, Columbia Total Return Bond Fund and Columbia High Income Fund, respectively, based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Funds’ prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Equity securities and certain investment company shares are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Funds’ Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various

62

Government & Corporate Bond Funds

March 31, 2007

pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a “fair value”, such value is likely to be different from the last quoted market price for the security.

Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other open end investment companies are valued at net asset value.

Similar policies are followed by the Master Portfolio in which the Feeder Fund invests. See the Notes to Financial Statements for the Master Portfolio included elsewhere in this report for the Master Portfolio’s valuation policies.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Funds’ financial statement disclosures.

Futures Contracts

With the exception of the Feeder Fund, all Funds may invest in futures contracts to seek to enhance returns, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying assets. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia, the Fund’s investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statements of Assets and Liabilities at any given time.

Upon entering into a futures contract, a Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Funds, with the exception of the Feeder Fund, may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Funds’ investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net

63

Government & Corporate Bond Funds

March 31, 2007

realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Funds’ portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statements of Operations.

Delayed Delivery Securities

The Funds, with the exception of the Feeder Fund, may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. The Funds hold until settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Stripped Securities

Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Repurchase Agreements

Each Fund, with the exception of the Feeder Fund, may engage in repurchase agreement transactions with institutions determined to be creditworthy by Columbia. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Treasury Inflation Protected Securities

The Funds, with the exception of the Feeder Fund, may invest in Treasury Inflation Protected Securities (“TIPS”). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid.

Loan Participations and Commitments

The Funds, with the exception of the Feeder Fund, may invest in loan participations. When a Fund purchases a loan participation, a Fund typically enters into a contractual relationship with the lender or third party selling such participation (“Selling Participant”), but not the borrower. As a result, a Fund assumes the credit risk of the borrower, selling participant and any other persons interpositioned between a Fund and the borrower (“Intermediate Participants”). A Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the selling participant.

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Income Recognition

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income and corporate actions are recorded on ex-dividend date.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

The Feeder Fund records its proportionate share of investment income, realized and unrealized gains and losses and expenses reported by the Master Portfolio on a daily basis. The investment income, realized and unrealized gains and losses and expenses are allocated daily to investors in the Master Portfolio based upon the relative value of their investment in the Master Portfolio.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly for each Fund except the Feeder Fund. The Feeder Fund declares and pays dividends monthly. Net realized capital gains, if any, are distributed at least annually.

Federal Income Tax Status

Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnification

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, because this would involve future claims against the Funds. Also, under the Funds’ organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

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For the year ended March 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, paydown reclassifications, Section 988 bond bifurcation, allocations from the Master Portfolio, expired capital loss carryforwards and discount accretion adjustments were identified and reclassified among the components of the Funds’ net assets as follows:

	Undistributed/(Overdistributed) Net Investment Income	Accumulated Net Realized Gain/Loss	Paid-In Capital
Columbia Total Return Bond Fund	$51,381	$(51,382)	$1
Columbia Short Term Bond Fund	(173,060)	1,081,676	(908,616)
Columbia High Income Fund	137,031	(164,919)	27,888

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2007 and March 31, 2006 was as follows:

	March 31, 2007
	Ordinary Income*	Long-Term Capital Gains
Columbia Total Return Bond Fund	$93,816,208	$—
Columbia Short Term Bond Fund	46,746,647	—
Columbia High Income Fund	67,432,980	11,236,802

	March 31, 2006
	Ordinary Income*	Long-Term Capital Gains
Columbia Total Return Bond Fund	$85,293,544	$3,712,014
Columbia Short Term Bond Fund	41,206,087	—
Columbia High Income Fund	74,355,142	24,552,499
*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)
Columbia Total Return Bond Fund	$5,535,537	$(4,450,240)
Columbia Short Term Bond Fund	1,497,747	(3,546,583)
Columbia High Income Fund	4,204,046	41,781,106

Unrealized appreciation and depreciation at March 31, 2007, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation		Unrealized Depreciation	Net Unrealized Depreciation*
Columbia Total Return Bond Fund	$12,284,915		$(16,735,155)	$(4,450,240)
Columbia Short Term Bond Fund	2,292,096		(5,838,679)	(3,546,583)
Columbia High Income Fund		**	**	**

*	The differences between book-basis and tax basis net unrealized depreciation are primarily due to wash sales and discount accretion adjustments.

**	See Columbia High Income Master Portfolio’s Notes to Financial Statements for tax basis information.

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The following capital loss carryforwards, determined as of March 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Expiring in 2012	Expiring in 2013	Expiring in 2014	Expiring in 2015	Total
Columbia Total Return Bond Fund	$—	$325,588	$72,823	$1,644,323	$2,042,734
Columbia Short Term Bond Fund	1,127,032	4,476,378	7,426,061	12,691,619	25,721,090

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2007, Columbia Short Term Bond Fund deferred post-October capital losses of $231,736 attributed to security transactions to April 1, 2007.

During the year ended March 31, 2007, Columbia Short Term Bond Fund had expired capital loss carryforwards of $1,103,186.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the “Interpretation”). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Funds and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on each Fund’s financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Funds and Columbia High Income Master Portfolio. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Fund at the following annual rates:

Fees on Average Net Assets	Columbia Total Return Bond Fund	Columbia Short Term Bond Fund
First $500 Million	0.40%	0.30%
$500 Million to $1 Billion	0.35%	0.30%
$1 Billion to $1.5 Billion	0.32%	0.30%
$1.5 Billion to $3 Billion	0.29%	0.30%
$3 Billion to $6 Billion	0.28%	0.30%
Over $6 Billion	0.27%	0.30%

The Feeder Fund indirectly pays for investment advisory services through its investment in the Master Portfolio (see Note 4 of Notes to Financial Statements of the Master Portfolio).

For the year ended March 31, 2007, the effective investment advisory fee rates for Columbia Total Return Bond Fund and Columbia Short Term Bond Fund, as a percentage of each Fund’s average daily net assets, was 0.34% and 0.30%, respectively.

Administration Fee

Columbia provides administrative and other services to the Funds. Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly, based on the Funds’ average daily net assets at the annual rates listed below less the fees payable by the Funds under the agreements described in the Pricing and Bookkeeping Fees note below:

Annual Fee Rate
Columbia Total Return Bond Fund	0.15%
Columbia Short Term Bond Fund	0.14%
Columbia High Income Fund	0.18%

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Columbia has voluntarily agreed to waive a portion of its administration fee for Columbia Short Term Bond Fund at an annual rate of 0.02% of Columbia Short Term Bond Fund’s average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Funds entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company (“State Street”) and Columbia (the “Financial Reporting Services Agreement”) pursuant to which State Street provides financial reporting services to the Funds. Also effective December 15, 2006, the Funds entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly. In addition, each of the Funds, with the exception of the Feeder Fund, pays a monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee during any year shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds, with the exception of the Feeder Fund, reimburse Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses. In addition, under the Services Agreement, the Funds reimburse Columbia for services related to the requirements of the Sarbanes-Oxley Act of 2002. The fees for these services are included in the “administration fee” on the Statements of Operations.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under its pricing and bookkeeping agreement with the Funds, Columbia was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Funds also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Funds’ portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended March 31, 2007, the total amounts paid to affiliates by each of the Funds under these agreements are as follows:

Columbia Total Return Bond Fund	$120,944
Columbia Short Term Bond Fund	120,944
Columbia High Income Fund	28,500

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

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The Transfer Agent has voluntarily agreed to waive a portion of its fees so that Transfer Agent Fees (excluding out-of-pocket expenses and sub-transfer agent fees) will not exceed 0.02% annually of average net assets for Columbia High Income Fund. Columbia, at its discretion, may revise or discontinue this arrangement at any time.

For the year ended March 31, 2007, the effective transfer agent fee rates for the Funds, inclusive of out-of-pocket expenses and sub-transfer agent fees and net of fee waivers, if any, as a percentage of each Fund’s average daily net assets, were as follows:

Transfer Agent Fee Rate
Columbia Total Return Bond Fund	0.03%
Columbia Short Term Bond Fund	0.04%
Columbia High Income Fund	0.06%

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, serves as distributor of the Funds’ shares. For the year ended March 31, 2007, the Distributor has retained net underwriting discounts and net contingent deferred sales charge (“CDSC”) fees as follows:

	Front End Sales Charge	Contingent Deferred Sales Charge
	Class A	Class A	Class B	Class C
Columbia Total Return Bond Fund	$728	$1,031	$7,584	$38
Columbia Short Term Bond Fund	1,630	21	14,354	691
Columbia High Income Fund	35,780	—	193,913	20,030

The Trust has adopted shareholder servicing plans and distribution plans for the Class B and Class C shares of each Fund and a combined distribution and shareholder servicing plan for Class A shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of BOA and the Distributor.

The annual rates in effect and plan limits, as a percentage of average daily net assets are as follows:

	Current Rate	Plan Limit
Class A Combined Distribution and Shareholder Servicing Plan	0.25%*	0.25%
Class B and Class C Shareholder Servicing Plans	0.25%	0.25%
Class B and Class C Distribution Plans	0.75%	0.75%

*	Columbia Short Term Bond Fund pays its shareholder servicing fees, at the rates shown above, under a separate shareholder servicing plan.

The Distributor has voluntarily agreed to waive 0.44% of distribution fees on Class C shares for Columbia Short Term Bond Fund. This fee waiver may be removed or eliminated by the Distributor at any time.

Expense Limits and Fee Waivers

Columbia has contractually agreed to waive fees and/or reimburse expenses through July 31, 2007, to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees) as a percentage of the respective Fund’s average daily net assets, exceed the following annual rates:

Annual Rate
Columbia Total Return Bond Fund	0.60%
Columbia Short Term Bond Fund	0.48%
Columbia High Income Fund	0.93%

There is no guarantee that these expense limitations will continue after July 31, 2007. Columbia is entitled to recover from Columbia Total Return Bond Fund any fees waived or expenses reimbursed by Columbia during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the Fund to exceed the expense limitations in effect at the time of recovery.

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At March 31, 2007, the amount potentially recoverable from Columbia Total Return Bond Fund is $1,044,185, which expires March 31, 2008.

Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds’ Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Funds’ Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this Plan are unfunded and any payments to plan participants are paid solely out of the Funds’ assets. Income earned on the plan participant’s deferral account is based upon the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in “Trustees fees” on the Statements of Operations. The liability for the deferred compensation plan is included in “Trustees fees” on the Statements of Assets and Liabilities.

As a result of fund mergers, certain funds assumed the assets and liabilities of the deferred compensation plan of the acquired fund. The deferred compensation plan of the acquired fund may be terminated at any time. Benefits under this deferred compensation plan are paid solely out of the Fund’s assets.

Note 5. Portfolio Information

For the year ended March 31, 2007, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S. Government Securities				Other Investment Securities
	Purchases		Sales		Purchases		Sales
Columbia Total Return Bond Fund	$6,010,648,268		$6,110,925,571		$1,243,332,453		$1,208,848,903
Columbia Short Term Bond Fund	279,495,640		343,746,637		486,083,572		685,084,413
Columbia High Income Fund		*		*		*		*

*	See Columbia High Income Master Portfolio for portfolio turnover information.

Note 6. Shares of Beneficial Interest

An unlimited number of shares of beneficial interest without par value are authorized for the Trust. The Trust’s Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Class B shares generally convert to Class A shares within eight years as follows:

Columbia Total Return Bond Fund
Class B Shares Purchased:	Will Convert to Class A shares After:
- after November 15, 1998	Eight years
- between August 1, 1998 and November 15, 1998
$0 - $249,999	Six years
$250,000 - $499,999	Six years
$500,000 - $999,999	Five years

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Columbia High Income Fund
Class B Shares Purchased:	Will Convert to Class A Shares After:
- after November 15, 1998	Eight years
- between August 1, 1997 and November 15, 1998
$0 - $249,999	Nine years
$250,000 - $499,999	Six years
$500,000 - $999,999	Five years
- before August 1, 1997	Eight years

As of March 31, 2007, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The percentage of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Total Return Bond Fund	69.9
Columbia Short Term Bond Fund	62.7
Columbia High Income Fund	54.9

As of March 31, 2007, the Funds had shareholders that held greater than 5% of the shares outstanding over which BOA and/or its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The percentage of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Total Return Bond Fund	14.8
Columbia Short Term Bond Fund	6.1
Columbia High Income Fund	6.5

Note 7. Line of Credit

The Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned among each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in “Other expenses” in the Statements of Operations.

For the year ended March 31, 2007, the Funds did not borrow under these arrangements.

Note 8. Securities Lending

With the exception of the Feeder Fund, each Fund commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of each Fund and any additional required collateral is delivered to each Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Funds. Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

During the year ended March 31, 2007, Columbia Total Return Bond Fund and Columbia Short Term Bond Fund participated in the program.

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Note 9. Disclosure of Significant Risks and Contingencies

Foreign Securities

Certain Funds invest in securities of foreign issuers. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings

On February 9, 2005, Banc of America Capital Management, LLC (“BACAP,” now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (“BACAP Distributors,” now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the “SEC”) (the “SEC Order”) on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC’s website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC (“BAS”) agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively “BAC”), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims

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brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG Sun America Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust’s motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff’s attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust’s motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

Note 10. Business Combinations and Mergers

On September 23, 2005, Nations Short-Intermediate Government Fund and Columbia Short Term Bond Fund merged into Nations Short-Term Income Fund. Class A, Class B, Class C and Class Z shares of Nations Short-Intermediate Government Fund and Columbia Short Term Bond Fund were issued in exchange for Class A, Class B, Class C and Class Z shares of Nations Short-Term Income Fund, respectively. Class D, Class G and Class T shares of Columbia Short Term Bond Fund were issued in exchange for Class C, Class Z and Class A shares of Nations Short-Term Income Fund, respectively. Nations Short-Term Income Fund received a tax-free transfer of assets from Nations Short-Intermediate Government Fund and Columbia Short Term Bond Fund as follows:

	Shares Issued	Net Assets Received	Unrealized Depreciation*
Nations Short-Intermediate Government Fund	32,022,936	$315,056,275	$(1,705,711)
Columbia Short Term Bond Fund	41,924,126	411,667,981	(2,724,126)

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Net Assets of Nations Short-Term Income Fund Prior to Combination	Net Assets of Nations Short-Intermediate Government Fund and Columbia Short Term Bond Fund Immediately Prior to Combination	Net Assets of Nations Short-Term Income Fund After Combination
$945,397,619	$726,724,256	$1,672,121,875

*	Unrealized depreciation is included in the respective Net Assets Received.

Nations Short-Term Income Fund was then renamed Columbia Short Term Bond Fund.

On October 7, 2005, Columbia Fixed Income Securities Fund merged into Nations Bond Fund. Class A, Class B, Class C and Class Z shares of Columbia Fixed Income Securities Fund were issued in exchange for Class A, Class B, Class C and Class Z shares of Nations Bond Fund, respectively. Class D shares of Columbia Fixed Income Securities Fund were issued in exchange for Class C shares of Nations Bond Fund. Nations Bond Fund received a tax-free transfer of assets from Columbia Fixed Income Securities Fund as follows:

Shares Issued	Net Assets Received	Unrealized Depreciation*
24,207,775	$236,741,690	$(361,652)

Net Assets of Nations Bond Fund Prior to Combination	Net Assets of Columbia Fixed Income Securities Fund Immediately Prior to Combination	Net Assets of Nations Bond Fund After Combination
$1,802,681,747	$236,741,690	$2,039,423,437

Nations Bond Fund was then renamed Columbia Total Return Bond Fund.

*	Unrealized depreciation is included in the Net Assets Received.

74

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Total Return Bond Fund, Columbia Short Term Bond Fund and Columbia High Income Fund (constituting part of Columbia Funds Series Trust, hereafter referred to as the “Funds”) at March 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 25, 2007

75

Columbia Funds Master Investment Trust, LLC

Columbia High Income Master Portfolio Annual Report

March 31, 2007

The following pages should be read in conjunction with Columbia High Income Fund’s Annual Report.

76

Investment Portfolio – Columbia High Income Master Portfolio

March 31, 2007

Corporate Fixed-Income Bonds & Notes – 86.1%

	Par ($)	Value ($)
Basic Materials – 7.6%
Chemicals – 2.5%
Agricultural Chemicals – 0.3%
Mosaic Co.
7.375% 12/01/14 (a)	1,370,000	1,428,225
7.625% 12/01/16 (a)	1,640,000	1,730,200

		3,158,425

Chemical-Plastics – 0.3%
CPG International I, Inc.
10.500% 07/01/13	2,465,000	2,588,250

		2,588,250

Chemicals-Diversified – 1.1%
EquiStar Chemicals LP
10.125% 09/01/08	765,000	805,163
10.625% 05/01/11	4,635,000	4,889,925
NOVA Chemicals Corp.
8.502% 11/15/13 (b)	2,040,000	2,029,800
Phibro Animal Health Corp.
10.000% 08/01/13 (a)	3,285,000	3,498,525

		11,223,413

Chemicals-Specialty – 0.8%
EquiStar Chemicals LP
7.550% 02/15/26	2,925,000	2,888,438
Millennium America, Inc.
7.625% 11/15/26	3,525,000	3,480,937
Tronox Worldwide LLC/Tronox Finance Corp.
9.500% 12/01/12	1,930,000	2,045,800

		8,415,175

Chemicals Total		25,385,263

Forest Products & Paper – 3.1%
Paper & Related Products – 3.1%
Abitibi-Consolidated, Inc.
8.850% 08/01/30	1,645,000	1,464,050
Bowater Canada Finance
7.950% 11/15/11	935,000	909,287
Bowater, Inc.
9.375% 12/15/21	3,995,000	4,014,975
9.500% 10/15/12	105,000	107,100
Georgia-Pacific Corp.
7.000% 01/15/15 (a)	6,065,000	6,095,325
7.750% 11/15/29	2,930,000	2,900,700
8.000% 01/15/24	921,000	925,605
8.875% 05/15/31	6,745,000	7,149,700
Glatfelter
7.125% 05/01/16	3,190,000	3,237,850

	Par ($)	Value ($)
Smurfit Capital Funding PLC Ltd.
7.500% 11/20/25	4,100,000	4,182,000

		30,986,592

Forest Products & Paper Total		30,986,592

Iron/Steel – 1.2%
Steel-Specialty – 1.2%
Allegheny Ludlum Corp.
6.950% 12/15/25	3,850,000	3,965,500
Allegheny Technologies, Inc.
8.375% 12/15/11	5,490,000	5,901,750
UCAR Finance, Inc.
10.250% 02/15/12	2,079,000	2,182,950

		12,050,200

Iron/Steel Total		12,050,200

Metals & Mining – 0.8%
Metal-Diversified – 0.6%
Freeport-McMoRan Copper & Gold, Inc.
8.250% 04/01/15	1,580,000	1,700,475
8.375% 04/01/17	3,855,000	4,168,219

		5,868,694

Recycling – 0.2%
Aleris International, Inc.
7.375% 12/19/13 (b)(c)	2,500,000	2,503,125

		2,503,125

Metals & Mining Total		8,371,819

Basic Materials Total		76,793,874

Communications – 15.1%
Media – 5.7%
Cable TV – 0.6%
Shaw Communications, Inc.
7.500% 11/20/13	6,060,000	5,839,646

		5,839,646

Multimedia – 1.0%
CanWest Media, Inc.
8.000% 09/15/12	3,180,833	3,292,162
Quebecor Media, Inc.
7.750% 03/15/16	6,885,000	7,074,338

		10,366,500

Publishing-Books – 1.0%
Houghton Mifflin Co.
7.200% 03/15/11	4,490,000	4,557,350

See Accompanying Notes to Financial Statements.

77

Columbia High Income Master Portfolio

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Morris Publishing Group LLC
7.000% 08/01/13	5,605,000	5,352,775

		9,910,125

Publishing-Newspapers – 0.5%
Medianews Group, Inc.
6.875% 10/01/13	1,780,000	1,619,800
Sun Media Corp.
7.625% 02/15/13	3,800,000	3,857,000

		5,476,800

Publishing-Periodicals – 1.0%
Dex Media East LLC
12.125% 11/15/12	516,000	564,375
Nielsen Finance LLC
7.610% 08/04/13 (b)(c)	6,372,975	6,422,748
Ziff Davis Media, Inc.
11.360% 05/01/12 (b)	3,090,000	3,097,725

		10,084,848

Television – 1.6%
ION Media Networks, Inc.
8.610% 01/15/12 (a)(b)	5,235,000	5,352,787
11.610% 01/15/13 (a)(b)	4,715,000	4,915,387
Videotron Ltee
6.375% 12/15/15	665,000	653,363
6.875% 01/15/14	5,500,000	5,555,000

		16,476,537

Media Total		58,154,456

Telecommunication Services – 9.4%
Cellular Telecommunications – 2.5%
Centennial Cellular Operating Co./Centennial Communications Corp.
10.125% 06/15/13	1,935,000	2,089,800
Dobson Cellular Systems, Inc.
8.375% 11/01/11	2,950,000	3,130,687
9.875% 11/01/12	1,725,000	1,880,250
Millicom International Cellular SA
10.000% 12/01/13	6,445,000	7,057,275
Rogers Wireless, Inc.
8.000% 12/15/12	5,025,000	5,326,500
9.625% 05/01/11	2,210,000	2,519,400
9.750% 06/01/16	1,735,000	2,186,100
Rural Cellular Corp.
9.875% 02/01/10	725,000	764,875

		24,954,887

	Par ($)	Value ($)
Satellite Telecommunications – 1.4%
Inmarsat Finance II PLC
(d) 11/15/12 (10.375% 11/15/08)	5,755,000	5,438,475
Intelsat Subsidiary Holding Co., Ltd.
8.250% 01/15/13	4,615,000	4,811,138
Loral Cyberstar, Inc.
10.000% 07/15/06 (e)(f)	1,164,000	—
PanAmSat Corp.
9.000% 08/15/14	1,298,000	1,405,085
9.000% 06/15/16	2,380,000	2,620,975

		14,275,673

Telecommunication Equipment – 1.7%
Lucent Technologies, Inc.
5.500% 11/15/08	4,350,000	4,317,375
6.450% 03/15/29	9,580,000	8,645,950
6.500% 01/15/28	920,000	830,300
Nortel Networks Ltd.
10.750% 07/15/16 (a)	3,515,000	3,901,650

		17,695,275

Telecommunication Services – 0.7%
Colo.Com, Inc.
13.875% 03/15/10 (a)(e)(f)(g)	944,357	—
GCI, Inc.
7.250% 02/15/14	3,225,000	3,225,000
Mobifon Holdings BV
12.500% 07/31/10	3,250,000	3,518,125

		6,743,125

Telephone-Integrated – 3.1%
Qwest Communications International, Inc.
7.250% 02/15/11	5,545,000	5,676,694
Qwest Corp.
5.625% 11/15/08	165,000	165,000
6.950% 06/30/10 (b)(c)	6,500,000	6,670,625
7.125% 11/15/43	2,950,000	2,832,000
7.250% 09/15/25	1,410,000	1,454,063
7.500% 10/01/14	2,595,000	2,737,725
8.875% 03/15/12	1,130,000	1,248,650
8.875% 06/01/31	10,005,000	10,430,212

		31,214,969

Telecommunication Services Total		94,883,929

Communications Total		153,038,385

See Accompanying Notes to Financial Statements.

78

Columbia High Income Master Portfolio

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Consumer Cyclical – 13.5%
Airlines – 2.0%
Airlines – 2.0%
Delta Air Lines, Inc.
8.300% 12/15/29 (g)	5,369,000	3,020,062
9.250% 03/15/22 (g)	715,000	393,250
9.750% 05/15/21 (g)	2,335,000	1,284,250
10.000% 08/15/08 (g)	1,945,000	1,060,025
10.375% 02/01/11 (g)	4,295,000	2,383,725
10.375% 12/15/22 (g)	2,990,000	1,644,500
Northwest Airlines, Inc.
7.875% 03/15/08 (g)	1,035,000	874,575
8.700% 03/15/07 (g)	260,000	219,700
9.875% 03/15/07 (g)	5,625,000	4,865,625
10.000% 02/01/09 (g)	4,565,000	3,857,425

		19,603,137

Airlines Total		19,603,137

Apparel – 0.4%
Textile-Apparel – 0.4%
Unifi, Inc.
11.500% 05/15/14	4,435,000	4,401,737

		4,401,737

Apparel Total		4,401,737

Auto Parts & Equipment – 2.7%
Auto/Truck Parts & Equipment-Original – 1.0%
Collins & Aikman Products Co.
12.875% 08/15/12 (a)(g)	6,910,000	8,638
Lear Corp.
8.500% 12/01/13	1,895,000	1,831,044
8.750% 12/01/16	1,700,000	1,623,500
Tenneco Automotive, Inc.
8.625% 11/15/14	3,145,000	3,278,662
10.250% 07/15/13	2,895,000	3,155,550

		9,897,394

Rubber-Tires – 1.7%
Goodyear Tire & Rubber Co.
6.375% 03/15/08	982,000	984,455
8.140% 04/30/10 (b)(c)	5,000,000	5,035,400
11.250% 03/01/11	10,570,000	11,613,787

		17,633,642

Auto Parts & Equipment Total		27,531,036

Entertainment – 0.1%
Gambling (Non-Hotel) – 0.1%
Isle of Capri Casinos, Inc.
9.000% 03/15/12	845,000	880,913

		880,913

	Par ($)	Value ($)
Motion Pictures & Services – 0.0%
United Artists Theatre Circuit, Inc.
9.300% 07/01/15 (e)(i)	274,485	247,037

		247,037

Entertainment Total		1,127,950

Leisure Time – 0.6%
Recreational Centers – 0.6%
Town Sports International, Inc. (d) 02/01/14 (11.000% 02/01/09)	4,200,000	3,759,000
7.125% 02/27/14 (b)(c)	2,075,000	2,077,594

		5,836,594

Leisure Time Total		5,836,594

Lodging – 3.7%
Casino Hotels – 3.2%
Boyd Gaming Corp.
7.750% 12/15/12	7,382,000	7,621,915
Caesars Entertainment, Inc.
8.875% 09/15/08	335,000	349,238
Chukchansi Economic Development Authority
8.000% 11/15/13 (a)	1,475,000	1,524,781
Galaxy Entertainment Finance Co., Ltd.
9.875% 12/15/12 (a)	1,885,000	2,059,362
Jacobs Entertainment, Inc.
9.750% 06/15/14	3,955,000	4,043,987
Mandalay Resort Group
9.500% 08/01/08	2,825,000	2,948,594
10.250% 08/01/07	205,000	207,563
MGM Mirage
9.750% 06/01/07	2,245,000	2,256,225
Mohegan Tribal Gaming Authority
6.375% 07/15/09	3,250,000	3,233,750
MTR Gaming Group, Inc.
9.000% 06/01/12	2,550,000	2,652,000
Penn National Gaming, Inc.
6.750% 03/01/15	3,215,000	3,118,550
6.875% 12/01/11	405,000	405,000
Seminole Hard Rock Entertainment, Inc.
7.848% 03/15/14 (a)(b)	2,045,000	2,085,900

		32,506,865

See Accompanying Notes to Financial Statements.

79

Columbia High Income Master Portfolio

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Hotels & Motels – 0.5%
Gaylord Entertainment Co.
6.750% 11/15/14	1,930,000	1,879,338
8.000% 11/15/13	3,135,000	3,209,456

		5,088,794

Lodging Total		37,595,659

Retail – 3.4%
Multilevel Direct Selling – 0.3%
Jafra Cosmetics International, Inc./Distribuidora Comerical Jafra SA de CV
10.750% 05/15/11	2,952,000	3,125,430

		3,125,430

Retail-Drug Stores – 1.7%
Jean Coutu Group, Inc.
8.500% 08/01/14	5,635,000	6,113,975
Rite Aid Corp.
7.500% 01/15/15	4,020,000	4,009,950
7.500% 03/01/17	3,185,000	3,145,187
8.625% 03/01/15	4,350,000	4,121,625

		17,390,737

Retail-Miscellaneous/Diversified – 0.2%
Harry & David Holdings, Inc.
9.000% 03/01/13	1,835,000	1,871,700

		1,871,700

Retail-Propane Distributors – 0.7%
Star Gas Partners LP/Star Gas Finance Co.
10.250% 02/15/13	6,595,000	7,007,188

		7,007,188

Retail-Toy Store – 0.5%
Toys R Us, Inc.
7.625% 08/01/11	5,325,000	5,058,750

		5,058,750

Retail Total		34,453,805

Textiles – 0.6%
Textile-Products – 0.6%
Invista
9.250% 05/01/12 (a)	5,740,000	6,113,100

		6,113,100

Textiles Total		6,113,100

Consumer Cyclical Total		136,663,018

	Par ($)	Value ($)
Consumer Non-Cyclical – 11.3%
Agriculture – 1.0%
Tobacco – 1.0%
Reynolds American, Inc.
7.625% 06/01/16	5,400,000	5,744,688
7.750% 06/01/18	3,895,000	4,202,736

		9,947,424

Agriculture Total		9,947,424

Commercial Services – 2.9%
Commercial Services – 0.7%
Language Line Holdings, Inc.
11.125% 06/15/12	3,895,000	4,138,437
Vertrue, Inc.
9.250% 04/01/14	2,380,000	2,606,100

		6,744,537

Commercial Services-Finance – 0.0%
Cardtronics, Inc.
9.250% 08/15/13	305,000	320,250

		320,250

Diversified Operations /Commercial Services – 0.4%
Chemed Corp.
8.750% 02/24/11	3,565,000	3,707,600

		3,707,600

Marine Services – 0.2%
Great Lakes Dredge & Dock Corp.
7.750% 12/15/13	1,760,000	1,746,800

		1,746,800

Printing-Commercial – 0.8%
Phoenix Color Corp.
13.000% 02/01/09	3,391,000	3,399,477
Quebecor World, Inc.
9.750% 01/15/15 (a)	1,885,000	1,979,250
Vertis, Inc.
9.750% 04/01/09	3,240,000	3,296,700

		8,675,427

Protection-Safety – 0.5%
Protection One Alarm Monitoring
8.125% 01/15/09	4,690,000	4,695,863

		4,695,863

See Accompanying Notes to Financial Statements.

80

Columbia High Income Master Portfolio

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Schools – 0.3%
Knowledge Learning Corp., Inc.
7.750% 02/01/15 (a)	3,610,000	3,546,825

		3,546,825

Commercial Services Total		29,437,302

Food – 2.4%
Food-Meat Products – 0.4%
Swift & Co.
10.125% 10/01/09	4,150,000	4,284,875

		4,284,875

Food-Miscellaneous/Diversified – 1.8%
Chiquita Brands International, Inc.
7.500% 11/01/14	2,880,000	2,595,600
8.875% 12/01/15	2,903,000	2,728,820
Dean Foods Co.
8.150% 08/01/07	7,900,000	7,900,000
Pinnacle Foods Holding Corp.
8.250% 12/01/13	4,180,000	4,545,959

		17,770,379

Poultry – 0.2%
Pilgrim’s Pride Corp.
7.625% 05/01/15	1,235,000	1,231,912
8.375% 05/01/17	925,000	913,438

		2,145,350

Food Total		24,200,604

Healthcare Products – 0.8%
Medical Products – 0.8%
Encore Medical Finance LLC/Encore Medical Finance Corp.
11.750% 11/15/14 (a)	2,580,000	2,644,500
Hanger Orthopedic Group, Inc.
10.250% 06/01/14	3,560,000	3,782,500
Invacare Corp.
9.750% 02/15/15 (a)	2,110,000	2,120,550

		8,547,550

Healthcare Products Total		8,547,550

Healthcare Services – 3.3%
Medical Products – 1.2%
BHM Technology
8.320% 07/21/13 (b)(c)	121,915	117,800
8.350% 07/21/13 (b)(c)	3,047,872	2,945,007
8.360% 07/21/13 (b)(c)	1,523,936	1,472,503
Fisher Scientific International, Inc.
6.125% 07/01/15	2,105,000	2,110,109

	Par ($)	Value ($)
Talecris Biotherapeutics
10.500% 12/06/13 (b)(c)	1,665,825	1,672,072
11.860% 12/06/14 (b)(c)	3,340,000	3,410,975

		11,728,466

Medical-HMO – 0.3%
Centene Corp.
7.250% 04/01/14 (a)	2,700,000	2,713,500

		2,713,500

Medical-Hospitals – 1.0%
HCA, Inc.
9.250% 11/15/16 (a)	4,045,000	4,363,544
Triad Hospitals, Inc.
7.000% 05/15/12	3,105,000	3,221,437
7.000% 11/15/13	2,490,000	2,598,938

		10,183,919

Medical-Nursing Homes – 0.2%
Skilled Healthcare Group
11.000% 01/15/14 (a)	2,045,000	2,275,062

		2,275,062

Physician Practice Management – 0.6%
Ameripath, Inc.
10.500% 04/01/13	5,780,000	6,184,600

		6,184,600

Healthcare Services Total		33,085,547

Household Products/Wares – 0.5%

Consumer Products-Miscellaneous – 0.2%
Jarden Corp.
7.500% 05/01/17	2,200,000	2,222,000

		2,222,000

Office Supplies & Forms – 0.3%
ACCO Brands Corp.
7.625% 08/15/15	3,175,000	3,175,000

		3,175,000

Household Products/Wares Total		5,397,000

Pharmaceuticals – 0.4%
Medical-Drugs – 0.4%
Angiotech Pharmaceuticals, Inc.
7.750% 04/01/14	1,702,000	1,570,095
9.110% 12/01/13 (a)(b)	340,000	347,225

See Accompanying Notes to Financial Statements.

81

Columbia High Income Master Portfolio

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Warner Chilcott Corp. Series B,
7.360% 01/18/12 (b)(c)	538,037	540,248
7.610% 01/18/12 (b)(c)	641,019	643,654
Series C,
7.614% 01/18/11 (b)(c)	323,709	325,040
Warner Chilcott Dovonex Delayed Draw
7.614% 01/21/12 (b)(c)	176,280	176,720

		3,602,982

Pharmaceuticals Total		3,602,982

Consumer Non-Cyclical Total		114,218,409

Diversified – 0.5%
Holding Companies-Diversified – 0.5%
Diversified Operations – 0.2%
Kansas City Southern Railway
9.500% 10/01/08	1,935,000	2,026,913

		2,026,913

Special Purpose Aquisitions – 0.3%
ESI Tractebel Acquisition Corp.
7.990% 12/30/11	3,166,000	3,235,104

		3,235,104

Holding Companies-Diversified Total		5,262,017

Diversified Total		5,262,017

Energy – 10.5%
Coal – 0.4%
Peabody Energy Corp.
7.375% 11/01/16	2,900,000	3,052,250
7.875% 11/01/26	980,000	1,053,500

		4,105,750

Coal Total		4,105,750

Energy-Alternate Sources – 0.0%
Salton Sea Funding
8.300% 05/30/11 (i)	2,621	2,800

		2,800

Energy-Alternate Sources Total		2,800

	Par ($)	Value ($)
Oil & Gas – 5.3%
Oil & Gas Drilling – 0.9%
Parker Drilling Co.
9.625% 10/01/13	5,885,000	6,385,225
Pride International, Inc.
7.375% 07/15/14	2,485,000	2,547,125

		8,932,350

Oil Companies-Exploration & Production – 4.4%
Chaparral Energy, Inc.
8.500% 12/01/15	5,825,000	5,752,187
8.875% 02/01/17 (a)	3,280,000	3,296,400
Chesapeake Energy Corp.
6.875% 11/15/20	1,885,000	1,875,575
Forest Oil Corp.
8.000% 12/15/11	3,350,000	3,492,375
Hilcorp Energy LP/Hilcorp Finance Co.
7.750% 11/01/15 (a)	2,570,000	2,525,025
9.000% 06/01/16 (a)	1,760,000	1,865,600
Mariner Energy, Inc.
7.500% 04/15/13	3,755,000	3,689,288
Newfield Exploration Co.
6.625% 04/15/16	1,805,000	1,805,000
Petroquest Energy, Inc.
10.375% 05/15/12	865,000	903,925
Pogo Producing Co.
6.625% 03/15/15	270,000	263,250
6.875% 10/01/17	5,955,000	5,806,125
Stone Energy Corp.
6.750% 12/15/14	1,665,000	1,556,775
Venoco, Inc.
8.750% 12/15/11	1,440,000	1,447,200
Vintage Petroleum, Inc.
8.250% 05/01/12	4,435,000	4,623,013
Whiting Petroleum Corp.
7.000% 02/01/14	5,620,000	5,479,500

		44,381,238

Oil & Gas Total		53,313,588

Oil & Gas Services – 0.7%
Oil Field Machinery & Equipment – 0.3%
Complete Production Services, Inc.
8.000% 12/15/16 (a)	2,650,000	2,716,250

		2,716,250

Oil-Field Services – 0.4%
Allis-Chalmers Energy, Inc.
8.500% 03/01/17	615,000	605,775
9.000% 01/15/14	4,075,000	4,105,563

		4,711,338

Oil & Gas Services Total		7,427,588

See Accompanying Notes to Financial Statements.

82

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Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Pipelines – 4.1%
ANR Pipeline Co.
7.375% 02/15/24	1,205,000	1,383,159
8.875% 03/15/10	635,000	663,181
9.625% 11/01/21	6,425,000	8,704,378
El Paso Corp.
7.800% 08/01/31	1,600,000	1,768,000
El Paso Natural Gas Co.
7.500% 11/15/26	1,750,000	1,952,472
7.625% 08/01/10	5,240,000	5,468,354
8.375% 06/15/32	1,860,000	2,291,606
8.625% 01/15/22	1,880,000	2,281,592
MarkWest Energy Partners LP
6.875% 11/01/14	1,065,000	1,033,050
8.500% 07/15/16	4,100,000	4,274,250
Pacific Energy Partners LP/Pacific Energy Finance Corp.
7.125% 06/15/14	1,850,000	1,931,992
Southern Natural Gas Co.
7.350% 02/15/31	2,035,000	2,250,720
8.000% 03/01/32	4,040,000	4,798,817
Williams Companies, Inc.
7.125% 09/01/11	1,970,000	2,063,575

		40,865,146

Pipelines Total		40,865,146

Energy Total		105,714,872

Financials – 9.9%
Banks – 0.4%
Commercial Banks-Western US – 0.4%
Fremont General Corp.
7.875% 03/17/09	3,965,000	3,687,450

		3,687,450

Banks Total		3,687,450

Diversified Financial Services – 6.1%
Finance-Auto Loans – 2.3%
Ford Motor Credit Co.
7.375% 10/28/09	3,595,000	3,588,392
7.875% 06/15/10	1,095,000	1,099,072
General Motors Acceptance Corp.
6.750% 12/01/14	3,605,000	3,544,047
8.000% 11/01/31	14,100,000	15,117,231

		23,348,742

	Par ($)	Value ($)

Finance-Investment Banker/ Broker – 0.8%
LaBranche & Co., Inc.
9.500% 05/15/09	3,440,000	3,612,000
11.000% 05/15/12	3,910,000	4,261,900

		7,873,900

Finance-Other Services – 0.9%
AMR Real Estate Partners, LP
7.125% 02/15/13 (a)	1,515,000	1,496,063
8.125% 06/01/12	7,620,000	7,753,350

		9,249,413

Special Purpose Entity – 2.1%
Ameripath Intermediate Holdings, Inc., PIK
10.650% 02/15/14 (a)(b)	520,000	520,000
Cedar Brakes LLC
8.500% 02/15/14 (a)	1,941,368	2,105,918
9.875% 09/01/13 (a)	4,395,118	4,869,967
Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co.
8.500% 04/01/15 (a)	1,565,000	1,625,644
9.750% 04/01/17 (a)	650,000	679,250
MXEnergy Holdings, Inc.
12.901% 08/01/11 (a)(b)	2,650,000	2,438,000
Rainbow National Services LLC
10.375% 09/01/14 (a)	2,910,000	3,255,562
Regency Energy Partners LP/Regency Energy Finance Corp.
8.375% 12/15/13 (a)	3,690,000	3,763,800
Vanguard Health Holding Co. LLC
(d) 10/01/15 (11.250% 10/01/09)	2,020,000	1,641,250
9.000% 10/01/14	455,000	460,687

		21,360,078

Diversified Financial Services Total		61,832,133

Insurance – 1.1%
Life/Health Insurance – 0.7%
Crum & Forster Holdings Corp.
10.375% 06/15/13	6,315,000	6,820,200

		6,820,200

See Accompanying Notes to Financial Statements.

83

Columbia High Income Master Portfolio

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Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Multi-Line Insurance – 0.4%
Fairfax Financial Holdings Ltd.
7.375% 04/15/18	480,000	452,400
7.750% 07/15/37	3,590,000	3,302,800
8.250% 10/01/15	325,000	323,375
8.300% 04/15/26	185,000	180,837

		4,259,412

Mutual Insurance – 0.0%
Lumbermens Mutual Casualty
8.300% 12/01/37 (a)(g)	180,000	1,350
8.450% 12/01/1997 (a)(g)	4,600,000	34,500
9.150% 07/01/26 (a)(g)	9,865,000	73,988

		109,838

Insurance Total		11,189,450

Real Estate – 0.6%
Real Estate Management/Services – 0.6%
LNR Property Corp.
8.090% 07/12/09 (b)(c)	201,647	201,898
8.110% 07/12/09 (b)(c)	403,354	403,858
8.110% 07/12/11 (b)(c)	5,465,000	5,495,276

		6,101,032

Real Estate Total		6,101,032

Real Estate Investment Trusts (REITs) – 1.7%
REITS-Health Care – 0.4%
Omega Healthcare Investors, Inc.
7.000% 04/01/14	4,285,000	4,327,850

		4,327,850

REITS-Hotels – 0.1%
Host Marriott LP
6.750% 06/01/16	505,000	508,787

		508,787

REITS-Office Property – 0.6%
Crescent Real Estate Equities LP
7.500% 09/15/07	1,550,000	1,557,750
9.250% 04/15/09	4,470,000	4,570,575

		6,128,325

REITS-Single Tenant – 0.6%
Trustreet Properties, Inc.
7.500% 04/01/15	5,950,000	6,481,151

		6,481,151

Real Estate Investment Trusts (REITs) Total		17,446,113

Financials Total		100,256,178

	Par ($)	Value ($)
Industrials – 8.9%
Aerospace & Defense – 1.3%
Aerospace/Defense- Equipment – 1.3%
BE Aerospace, Inc.
8.875% 05/01/11	7,360,000	7,590,000
Sequa Corp.
8.875% 04/01/08	3,115,000	3,192,875
9.000% 08/01/09	2,635,000	2,779,925

		13,562,800

Aerospace & Defense Total		13,562,800

Building Materials – 1.1%
Building & Construction Products-Miscellaneous – 0.6%
Dayton Superior Corp.
10.750% 09/15/08	3,365,000	3,449,125
Panolam Industries International, Inc.
10.750% 10/01/13 (a)	2,520,000	2,709,000

		6,158,125

Building Products-Wood – 0.5%
Ainsworth Lumber Co., Ltd.
9.350% 04/01/13 (b)	2,630,000	2,011,950
Building Material Holding Co.
11.125% 09/15/14 (b)(c)	2,600,000	2,610,842

		4,622,792

Building Materials Total		10,780,917

Electrical Components & Equipment – 0.1%

Wire & Cable Products – 0.1%
Belden CDT, Inc.
7.000% 03/15/17 (a)	1,135,000	1,157,725

		1,157,725

Electrical Components & Equipment Total		1,157,725

Electronics – 0.9%
Electronic Components-Miscellaneous – 0.9%
NXP BV/NXP Funding LLC
7.875% 10/15/14 (a)	5,030,000	5,193,475
9.500% 10/15/15 (a)	3,805,000	3,928,662

		9,122,137

Electronics Total		9,122,137

See Accompanying Notes to Financial Statements.

84

Columbia High Income Master Portfolio

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Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Environmental Control – 0.6%
Pollution Control – 0.6%
Geo Sub Corp.
11.000% 05/15/12	5,950,000	5,950,000

		5,950,000

Environmental Control Total		5,950,000

Hand/Machine Tools – 0.2%
Machine Tools & Related Products – 0.2%
Thermadyne Holdings Corp.
9.250% 02/01/14	2,055,000	2,024,175

		2,024,175

Hand/Machine Tools Total		2,024,175

Metal Fabricate/Hardware – 0.8%
Metal Processors & Fabrication – 0.8%
Metals USA, Inc.
11.125% 12/01/15	1,465,000	1,626,150
Mueller Group, Inc.
10.000% 05/01/12	2,148,000	2,319,840
Neenah Foundry Co.
9.500% 01/01/17 (a)	3,690,000	3,690,000

		7,635,990

Metal Fabricate/Hardware Total		7,635,990

Miscellaneous Manufacturing – 1.3%
Diversified Manufacturing Operators – 1.3%
Clarke American Corp.
11.750% 12/15/13	4,550,000	5,255,250
RBS Global, Inc. & Rexnord Corp.
9.500% 08/01/14	4,790,000	4,981,600
Rental Services
8.860% 11/27/13 (b)(c)	1,652,655	1,676,618
8.850% 11/27/13 (b)(c)	837,345	849,487

		12,762,955

Miscellaneous Manufacturing Total		12,762,955

Packaging & Containers – 1.9%
Containers-Metal/Glass – 1.7%
Owens-Brockway Glass Container, Inc.
7.750% 05/15/11	2,080,000	2,147,600
8.750% 11/15/12	5,785,000	6,088,712
8.875% 02/15/09	3,230,000	3,294,600

	Par ($)	Value ($)
Owens-Illinois, Inc.
8.100% 05/15/07	6,135,000	6,135,000

		17,665,912

Containers-Paper/Plastic – 0.2%
Berry Plastics Holding Corp.
8.875% 09/15/14	1,995,000	2,039,888

		2,039,888

Packaging & Containers Total		19,705,800

Transportation – 0.3%
Transportation-Railroad – 0.3%
TFM SA de CV
12.500% 06/15/12	2,770,000	2,969,440

		2,969,440

Transportation Total		2,969,440

Trucking & Leasing – 0.4%
Transport - Equipment & Leasing – 0.4%
Greenbrier Companies, Inc.
8.375% 05/15/15	2,130,000	2,161,950
Interpool, Inc.
6.000% 09/01/14	2,590,000	2,369,850

		4,531,800

Trucking & Leasing Total		4,531,800

Industrials Total		90,203,739

Technology – 2.9%
Computers – 1.6%
Computer Services – 1.6%
Sungard Data Systems, Inc.
3.750% 01/15/09	155,000	148,800
4.875% 01/15/14	3,585,000	3,280,275
7.360% 12/13/12 (a)(b)(c)	5,836,273	5,880,045
9.125% 08/15/13	4,235,000	4,542,038
10.250% 08/15/15	2,045,000	2,231,606

		16,082,764

Computers Total		16,082,764

Semiconductors – 0.2%
Semiconductor Equipment – 0.2%
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co.
8.605% 12/15/11 (b)	2,275,000	1,950,812

		1,950,812

Semiconductors Total		1,950,812

See Accompanying Notes to Financial Statements.

85

Columbia High Income Master Portfolio

March 31, 2007

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Software – 1.1%
Application Software – 0.5%
SS&C Technologies, Inc.
11.750% 12/01/13	4,495,000	5,023,162

		5,023,162

Computer Software – 0.4%
Riverdeep Interactive
11.550% 12/21/07 (b)(c)	1,955,000	1,950,113
UGS Corp.
10.000% 06/01/12	2,155,000	2,357,031

		4,307,144

Transactional Software – 0.2%
Open Solutions, Inc.
9.750% 02/01/15 (a)	2,050,000	2,111,500

		2,111,500

Software Total		11,441,806

Technology Total		29,475,382

Utilities – 5.9%
Electric – 5.9%
Electric-Distribution – 0.6%
AES Eastern Energy LP
9.000% 01/02/17	4,403,915	4,899,356
9.670% 01/02/29	1,175,000	1,421,750

		6,321,106

Electric-Generation – 1.6%
AES Corp.
9.000% 05/15/15 (a)	12,000,000	12,825,000
Reliant Energy Mid-Atlantic Power Holdings LLC
9.681% 07/02/26	2,490,000	2,888,400

		15,713,400

Electric-Integrated – 0.6%
CMS Energy Corp.
9.875% 10/15/07	2,250,000	2,297,812
Mission Energy Holding Co.
13.500% 07/15/08	1,997,000	2,176,730
PSEG Energy Holdings LLC
8.625% 02/15/08	817,000	834,361
Western Resources
7.125% 08/01/09	375,000	388,661

		5,697,564

	Par ($)	Value ($)
Independent Power Producer – 3.1%
Calpine Corp.
8.500% 07/15/10 (a)(g)	23,187,000	24,578,220
9.875% 12/01/11 (a)(g)	2,640,000	2,897,400
NRG Energy
7.375% 02/01/16	3,790,000	3,894,225

		31,369,845

Electric Total		59,101,915

Utilities Total		59,101,915

Total Corporate Fixed-Income Bonds & Notes (cost of $834,877,487)		870,727,789

Convertible Bonds – 2.1%
Communications – 1.8%
Internet – 0.0%
Web Portals/ISP – 0.0%
At Home Corp.
4.750% 12/15/06 (e)(j)	3,896,787	389

		389

Internet Total		389

Telecommunication Services – 1.8%
Telecommunication Equipment – 1.0%
Nortel Networks Corp.
4.250% 09/01/08	9,840,000	9,717,000

		9,717,000

Telecom Equipment-Fiber Optics – 0.8%
Ciena Corp.
3.750% 02/01/08	8,335,000	8,178,719

		8,178,719

Telecommunication Services Total		17,895,719

Communications Total		17,896,108

Consumer Cyclical – 0.1%
Airlines – 0.1%
Delta Air Lines, Inc.
8.000% 06/03/23 (a)(g)	2,885,000	1,608,388

		1,608,388

Airlines Total		1,608,388

Consumer Cyclical Total		1,608,388

See Accompanying Notes to Financial Statements.

86

Columbia High Income Master Portfolio

March 31, 2007

Convertible Bonds (continued)

	Par ($)	Value ($)
Financials – 0.2%
Insurance – 0.2%
Life/Health Insurance – 0.2%
Conseco, Inc. (d)
09/30/35 (a) (3.500% 09/30/10)	2,290,000	2,184,087

		2,184,087

Insurance Total		2,184,087

Financials Total		2,184,087

Total Convertible Bonds (cost of $21,846,240)		21,688,583

Common Stocks – 1.5%

	Shares
Communications – 0.2%
Internet – 0.2%
Neon Communications Group, Inc. (i)(k)	541,552	2,539,879

Internet Total		2,539,879

Telecommunication Services – 0.0%
Remote Dynamics, Inc. (k)	7,934	24

Telecommunication Services Total		24

Communications Total		2,539,903

Consumer Discretionary – 0.3%
Media – 0.3%
CBS Corp., Class B	83,600	2,557,324

Media Total		2,557,324

Consumer Discretionary Total		2,557,324

Energy – 0.3%
Oil, Gas & Consumable Fuels – 0.3%
Williams Companies, Inc.	93,200	2,652,472

Oil, Gas & Consumable Fuels Total		2,652,472

Energy Total		2,652,472

Financials – 0.0%
Diversified Financial Services – 0.0%
Adelphia Recovery Trust (k)(e)	1,410,902	14,109

Financials Total		14,109

	Shares	Value ($)
Industrials – 0.0%
Industrial Conglomerates – 0.0%
Ainsworth Lumber Co., Ltd. (k)	22,900	144,799

Industrial Conglomerates Total		144,799

Industrials Total		144,799

Technology – 0.2%
Software – 0.2%
Quadramed Corp. (i)(k)	593,654	1,804,708

Software Total		1,804,708

Technology Total		1,804,708

Telecommunication Services – 0.3%
Wireless Telecommunication Services – 0.3%
Sprint Nextel Corp.	178,300	3,380,568

Wireless Telecommunication Services Total		3,380,568

Telecommunication Services Total		3,380,568

Utilities – 0.2%
Gas Utilities – 0.2%
Star Gas Partners LP (k)	502,158	1,963,438

Gas Utilities Total		1,963,438

Utilities Total		1,963,438

Total Common Stocks (cost of $10,631,356)		15,057,321

Preferred Stocks – 1.5%

Communications – 0.3%
Media – 0.2%

Publishing-Periodicals – 0.0%
Ziff Davis Holdings, Inc. 10.00% (i)	328	6,560

		6,560

Multimedia – 0.2%
Haights Cross Communications, Inc., Series B 16.00% (i)	67,100	2,583,350

		2,583,350

Media Total		2,589,910

See Accompanying Notes to Financial Statements.

87

Columbia High Income Master Portfolio

March 31, 2007

Preferred Stocks (continued)

	Shares	Value ($)
Communications – 0.3%
Telecommunication Services – 0.1%
Wireless Equipment – 0.1%
Loral Skynet Corp. 12.00% PIK (k)	3,114	641,095

		641,095

Telecommunication Services Total		641,095

Communications Total		3,231,005

Financials – 1.2%
Real Estate Investment Trusts (REITs) – 1.2%
REITS-Diversified – 1.2%
Sovereign Real Estate Investment Corp., 12.00% (a)(i)	7,796,000	12,130,576

		12,130,576

Real Estate Investment Trusts (REITs) Total		12,130,576

Financials Total		12,130,576

Total Preferred Stocks (cost of $13,960,851)		15,361,581

Convertible Preferred Stocks – 0.7%
Communications – 0.0%
Neon Communications Group, Inc. 6.00% (e)(i)	81,003	379,904

Communications Total		379,904

Technology – 0.7%
Quadramed Corp. 5.50% (a)(i)(k)	246,600	6,534,900

Technology Total		6,534,900

Technology Total		6,534,900

Total Convertible Preferred Stocks (cost of $6,190,389)		6,914,804

Warrants – 0.0%
	Units	Value ($)
Communications – 0.0%
Media – 0.0%
Multimedia – 0.0%
Haights Cross Communications, Inc.
Prefered Warrants, Expires 10/12/11 (e)(i)(k)	52,175	522
Expires 12/10/11 (e)(i)(k)(l)	43	—

		522

Publishing-Periodicals – 0.0%
Ziff Davis Media, Inc., Series E
Expires 08/12/12 (k)	78,048	781

		781

Media Total		1,303

Telecommunication Services – 0.0%
Cellular Telecommunications – 0.0%
UbiquiTel, Inc.
Expires 04/15/10 (a)(e)(f)(i)(k)	180	—

		—

Telecommunication Services – 0.0%
Telecommunication Services – 0.0%
Colo.Com, Inc.
Expires 03/15/10 (a)(e)(f)(k)	1,145	—

Telecommunication Services Total		—

Communications Total		1,303

Total Warrants (cost of $35,276)		1,303

See Accompanying Notes to Financial Statements.

88

Columbia High Income Master Portfolio

March 31, 2007

	Par ($)	Value ($)
Short-Term Obligation – 6.2%
Repurchase agreement with Fixed Income Clearing Corp., dated 03/30/07, due on 04/02/07, at 5.260%, collateralized by a U.S. Government Agency Obligation maturing 04/18/11, market value $64,392,288 (repurchase proceeds $63,156,672)	63,129,000	63,129,000

Total Short-Term Obligation (cost of $63,129,000)		63,129,000

Total Investments – 98.1% (cost of $950,670,599)(h)		992,880,381

Other Assets & Liabilities, Net – 1.9%		19,045,652

Net Assets – 100.0%		1,011,926,033

Notes to Investment Portfolio:

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, these securities, which are not illiquid, except the following, amounted to $177,400,631, which represents 17.5% of net assets.

Security	Acquisition Date	Acquisition Cost
Quadramed Corp., Preferred Stock	06/21/05	$5,957,100
Sovereign Real Estate Investment Corp., Preferred Stock	07/27/05	10,216,448
UbiquiTel, Inc., Warrants: Expires 04/15/10	04/11/00	9,575

(b)	The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2007.

(c)	Loan participation agreement.

(d)	Step bond. Security is currently not paying coupon. Shown parenthetically is the next coupon rate to be paid and the date the Fund will begin accruing at this rate.

(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(f)	Security has no value.
(g)	The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At March 31, 2007, the value of these securities amounted to $48,805,621, which represents 4.8% of net assets.

(h)	Cost for federal income tax purposes is $951,099,275.

(i)	Illiquid security.

(j)	The issuer is in default of certain debt covenants. Income is not being accrued. At March 31, 2007, the value of this security represents less than 0.1% of net assets.

(k)	Non-income producing security.

(l)	Rounds to less than $1.00.

See Accompanying Notes to Financial Statements.

89

Columbia High Income Master Portfolio

March 31, 2007

At March 31, 2007, the asset allocation of the Master Portfolio is as follows:

Asset Allocation (unaudited)	% of Net Assets
Corporate Fixed Income Bonds & Notes	86.1
Convertible Bonds	2.1
Common Stocks	1.5
Preferred Stocks	1.5
Convertible Preferred Stocks	0.7
Warrants	0.0	*

	91.9
Short-Term Obligation	6.2
Other Assets & Liabilities, Net	1.9

	100.0

* Represents less than 0.1%.

Acronym	Name
CAD	Canadian Dollar
PIK	Payment-In-Kind
USD	United States Dollar

See Accompanying Notes to Financial Statements.

90

Statement of Assets And Liabilities – Columbia High Income Master Portfolio

March 31, 2007

		($)
Assets	Investments, at cost	950,670,599

	Investments, at value	992,880,381
	Cash	871,106
	Receivable for:
	Investments sold	3,160,483
	Interest	18,680,479
	Dividends	18,392

	Total assets	1,015,610,841

Liabilities	Payable for:
	Investments purchased	3,080,945
	Investment advisory fee	464,988
	Administration fee	30,830
	Pricing and bookkeeping fees	18,765
	Trustees’ fees	53,350
	Custody fee	1,762
	Other liabilities	34,168

	Total liabilities	3,684,808

	Net Assets	1,011,926,033

See Accompanying Notes to Financial Statements.

91

Statement of Operations – Columbia High Income Master Portfolio

For the Year Ended March 31, 2007

		($)
Investment Income	Dividends	561,043
	Interest	78,155,282
	Foreign taxes withheld	(8,138)

	Total Income	78,708,187

Expenses	Investment advisory fee	5,256,047
	Administration fee	335,240
	Pricing and bookkeeping fees	192,737
	Trustees’ fees	20,021
	Custody fee	53,210
	Other expenses	101,147

	Total Expenses	5,958,402
	Custody earnings credit	(30,128)

	Net Expenses	5,928,274

	Net Investment Income	72,779,913

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain (loss) on:
	Investments	4,163,277
	Foreign currency transactions	(183,538)

	Net realized gain	3,979,739

	Net change in unrealized appreciation (depreciation) on:
	Investments	32,780,070
	Foreign currency translations	(34,825)

	Net change in unrealized appreciation	32,745,245

	Net Gain	36,724,984

	Net Increase Resulting from Operations	109,504,897

See Accompanying Notes to Financial Statements.

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Statement of Changes in Net Assets – Columbia High Income Master Portfolio

Increase (Decrease) in Net Assets:		Year Ended March 31, 2007 ($)	Year Ended March 31, 2006 ($)
Operations	Net investment income	72,779,913	75,312,745
	Net realized gain on investments and foreign currency transactions	3,979,739	29,918,278
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	32,745,245	(41,945,124)

	Net Increase Resulting from Operations	109,504,897	63,285,899

Share Transactions	Contributions	333,555,588	336,075,734
	Withdrawals	(395,801,840)	(524,709,245)

	Net Decrease	(62,246,252)	(188,633,511)

	Total Increase (Decrease) in Net Assets	47,258,645	(125,347,612)

Net Assets	Beginning of period	964,667,388	1,090,015,000
	End of period	1,011,926,033	964,667,388

See Accompanying Notes to Financial Statements.

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Financial Highlights – Columbia High Income Master Portfolio

	Year Ended March 31,
	2007	2006	2005	2004	2003
Total return	11.69%	6.60%	7.99%	25.53%	6.47%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (a)	0.60%	0.60%	0.61%	0.61%	0.62%
Net investment income	7.41%	7.41%	7.33%	7.85%	9.76%
Portfolio turnover rate	44%	34%	33%	51%	50%

(a)	The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

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Notes to Financial Statements – Columbia High Income Master Portfolio

March 31, 2007

Note 1. Organization

Columbia Funds Master Investment Trust, LLC (the “Master Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Information presented in these financial statements pertains only to Columbia High Income Master Portfolio (the “Master Portfolio”).

The following investors (each a “Feeder Fund” and collectively the “Feeder Funds”), were invested in the Master Portfolio at March 31, 2007:

Columbia High Income Master Portfolio:
Columbia High Income Fund	98.1%
Columbia High Income Fund (Offshore)	1.9%

Effective March 30, 2007, the Master Trust converted from a Delaware statutory trust to a Delaware limited liability company and changed its name to “Columbia Funds Master Investment Trust, LLC” from “Columbia Funds Master Investment Trust”. The series of the Master Trust serve as Master Portfolios for the Columbia Funds that operate as Feeder Funds in a Master/Feeder structure.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Master Portfolio in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Master Portfolio’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities and certain investment company shares are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at “fair value”, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Master Portfolio’s financial statement disclosures.

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Delayed Delivery Securities

The Master Portfolio may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Master Portfolio to subsequently invest at less advantageous prices. The Master Portfolio holds until settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Repurchase Agreements

The Master Portfolio may engage in repurchase agreement transactions with institutions determined to be creditworthy by Columbia Management Advisors, LLC (“Columbia”), the Master Portfolio’s investment advisor. The Master Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase agreement including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Master Portfolio’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Master Portfolio seeks to assert its rights.

Loan Participations and Commitments

The Master Portfolio may invest in loan participations. When the Master Portfolio purchases a loan participation, it typically enters into a contractual relationship with the lender or third party selling such participation (“Selling Participant”), but not the borrower. As a result, the Master Portfolio assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Master Portfolio and the borrower (“Intermediate Participants”). The Master Portfolio may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Master Portfolio does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Income Recognition

Interest income is recorded on an accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

Awards from class action litigation are recorded as a reduction of cost if the Master Portfolio still owns the applicable securities on the payment date. If the Master Portfolio no longer owns the applicable securities, the proceeds are recorded as realized gains.

Each investor in the Master Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains and losses of the Master Portfolio.

Expenses

General expenses of the Master Trust are allocated to the Master Portfolio based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Master Portfolio are charged directly to the Master Portfolio.

Federal Income Tax Status

The Master Portfolio is treated as a partnership for federal income tax purposes and therefore is not subject to federal income tax. Each investor in the Master Portfolio will be subject to taxation on its allocated share of the Master Portfolio’s ordinary income and capital gains.

The Master Portfolio’s assets, income and distributions will be managed in such a way that a Feeder Fund will be able to

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continue to qualify as a registered investment company by investing its assets through its Master Portfolio.

Indemnification

In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Master Portfolio’s maximum exposure under these arrangements is unknown, because this would involve future claims against the Master Portfolio. Also, under the Master Portfolio’s organizational documents and by contract, the trustees and officers of the Master Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Master Trust. However, based on experience, the Master Portfolio expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

Unrealized appreciation and depreciation at March 31, 2007, based on cost of investments for federal income tax purposes was:

Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$61,984,544	$(20,203,438)	$41,781,106

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the “Interpretation”). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Master Portfolio and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Master Portfolio’s financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Master Portfolio. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of the Master Portfolio at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.55%
$500 million to $1 billion	0.52%
$1 billion to $1.5 billion	0.49%
Over $1.5 billion	0.46%

For the year ended March 31, 2007, the effective investment advisory fee rate for the Master Portfolio was 0.54% of the Master Portfolio’s average daily net assets.

Sub-Advisory Fee

MacKay Shields LLC (“MacKay Shields”) has been retained by Columbia as the investment sub-advisor to the Master Portfolio. As the sub-advisor, MacKay Shields is responsible for daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Master Portfolio. Columbia, from the investment advisory fee it receives, pays MacKay Shields a monthly sub-advisory fee based on the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $100 million	0.400%
$100 million to $200 million	0.375%
Over $200 million	0.350%

Administration Fee

Columbia provides administrative and other services to the Master Portfolio. Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly, at the annual rate of 0.05% of the Master Portfolio’s average daily net assets less the fees

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payable by the Master Portfolio under the agreements described in the Pricing and Bookkeeping Fees note below:

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Master Portfolio entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company (“State Street”) and Columbia (the “Financial Reporting Services Agreement”) pursuant to which State Street provides financial reporting services to the Master Portfolio. Also effective December 15, 2006, the Master Portfolio entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) pursuant to which State Street provides accounting services to the Master Portfolio. Under the State Street Agreements, the Master Portfolio pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets for the month. The aggregate fee during any year shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). The Master Portfolio also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Master Portfolio entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Master Portfolio expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Master Portfolio reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Master Portfolio expenses. Fees related to the requirements of the Sarbanes-Oxley Act of 2002 are paid by the Feeder Fund and are included in the “Administration fee” on the Feeder Fund’s Statement of Operations.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Master Portfolio under a pricing and bookkeeping agreement. Under its pricing and bookkeeping agreement with the Master Portfolio, Columbia was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Master Portfolio also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Master Portfolio’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended March 31, 2007, the total amount paid to affiliates by the Master Portfolio under these agreements is $120,944.

Custody Credits

The Master Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statement of Operations. The Master Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Master Portfolio are employees of Columbia or its affiliates and receive no compensation from the Master Portfolio. The Board of Trustees has appointed a Chief Compliance Officer to the Master Portfolio in accordance with federal securities regulations.

The Master Trust’s eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Master Portfolio’s assets. Income earned on the plan participant’s deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, a portfolio of Columbia Funds Series Trust, another registered investment company advised by Columbia. The expense for the deferred compensation plan is included in “Trustees’ fees” in the Statement of Operations. The liability for the deferred compensation plan is included in “Trustees’ fees” in the Statement of Assets and Liabilities.

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Note 5. Portfolio Information

For the year ended March 31, 2007, the aggregate cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $420,124,549 and $388,445,210, respectively.

Note 6. Line of Credit

The Master Trust and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund or Master Portfolio based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund or Master Portfolio based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned among each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund or Master Portfolio. The commitment fee and structuring fee are included in “Other expenses” in the Statement of Operations.

For the year ended March 31, 2007 the Master Portfolio did not borrow under these arrangements.

Note 7. Disclosure of Significant Risks and Contingencies

Unfunded Loans

As of March 31, 2007, the Master Portfolio had unfunded loan commitments pursuant to the following loan agreements:

Borrower:	Unfunded Commitment
Pinnacle Senior Subordinated Bridge Loan	$1,676,923
Pinnacle Senior Unsecured Bridge Loan	2,683,076
LNR Property Corp. Term Loan	605,000

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

High-Yield Securities

The Master Portfolio invests in high-yield securities, which may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as “junk bonds”. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

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Legal Proceedings

On February 9, 2005, Banc of America Capital Management, LLC (“BACAP,” now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (“BACAP Distributors,” now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the “SEC”) (the “SEC Order”) on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC’s website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC (“BAS”) agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively “BAC”), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Funds shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action—Mehta v AIG Sun America Life Assurance Company—involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United

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States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust’s motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff’s attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust’s motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action based on the same facts (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

101

Report of Independent Registered Public Accounting Firm

To the Holders and Trustees of Columbia High Income Master Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia High Income Master Portfolio (constituting part of Columbia Funds Master Investment Trust, LLC, hereafter referred to as the “Portfolio”) at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 25, 2007

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Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees for the Columbia Funds Series Trust and the Columbia Funds Master Investment Trust, LLC and officers of the Funds of the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held

Edward J. Boudreau (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau &Associates (consulting), from 2000 through present. Oversees 79. None.

William P. Carmichael (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)

Retired.

Oversees 79.

Director — Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sports wear).

William A. Hawkins (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking–IndyMac Bancorp, Inc., from September 1999 to August 2003; retired. Oversees 79. None.

R. Glenn Hilliard (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)

Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current, Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; Non-Executive Director and Chairman — Conseco, Inc. (insurance), from September 2004 through current.

Oversees 79.

Director — Conseco, Inc. (insurance) and Alea Group Holdings (Bermuda), Ltd. (insurance).

Minor M. Shaw (Born 1947)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President, Micco Corporation and Mickel Investment Group. Oversees 79. Board Member — Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

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Fund Governance (continued)

Officers

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Christopher L. Wilson (Born 1957)
One Financial Center Boston, MA 02111 President (since 2004)	President–Columbia Funds, since October 2004; Managing Director–Columbia Management Advisors, LLC, since September 2004; Senior Vice President–Columbia Management Distributors, Inc., since January 2005; Director–Columbia Management Services, Inc., since January 2005; Director–Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director–FIM Funding, Inc., since January 2005; President and Chief Executive Officer–CDC IXIS AM Services, Inc. (asset management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer–Columbia Funds, since October 2003; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Vice President–Columbia Management Advisors, Inc., since April 2003; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

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Fund Governance (continued)

Officers

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice President and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) contemplates that the Boards of Trustees of Columbia Funds Series Trust and Columbia Funds Master Investment Trust (the “Boards”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report, (i) investment advisory agreements with Columbia Management Advisors, LLC (“CMA”) for the Columbia Short Term Bond Fund, Columbia Total Return Bond Fund and Columbia High Income Master Portfolio; and (ii) an investment sub-advisory agreement with MacKay Shields LLC (“MacKay Shields” or the “Sub-Adviser”) for Columbia High Income Master Portfolio. The investment advisory agreements with CMA and the investment sub-advisory agreement with MacKay Shields are each referred to as an “Advisory Agreement” and collectively referred to as the “Advisory Agreements.” The funds and master portfolios identified above are each referred to as a “Fund” and collectively referred to as the “Funds.”

More specifically, at meetings held on October 17-18, 2006, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Boards’ review and conclusions are based on comprehensive consideration of all information presented to them and not the result of any single controlling factor.

Nature, Extent and Quality of Services. The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Adviser under the Advisory Agreements. The Boards also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Funds, are provided administration services under a separate contract. The most recent investment adviser registration forms (“Forms ADV”) for CMA and the Sub-Adviser were made available to the Boards, as were CMA’s and the Sub-Adviser’s responses to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees. The Boards reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Boards considered the investment and legal compliance programs of the Funds, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Funds’ Chief Compliance Officer.

The Boards evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Boards considered information regarding CMA’s compensation program for its personnel involved in the management of the Funds.

Based on the above factors, together with those referenced below, the Boards concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Adviser.

Fund Performance and Expenses. The Boards considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. (“Lipper”) to be the most similar to a given Fund (the “Peer Group”) and to the median performance of a broader universe of relevant funds as determined by Lipper (the “Universe”), as well as to each Fund’s benchmark index. Lipper is an independent provider of investment company data. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund’s Peer Group and Universe and considered potential bias resulting from the selection methodology.

The Boards received and considered statistical information regarding each Fund’s total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Boards also considered comparisons of these fees to the expense information for each Fund’s Peer Group and Universe, which comparative data was provided by Lipper. For certain Funds, Lipper determined that the

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composition of the Peer Group and/or Universe for expenses would differ from that of performance to provide a more accurate basis of comparison. The Boards also considered Lipper data that ranked each Fund based on: (i) each Fund’s one-year performance compared to actual management fees; (ii) each Fund’s one-year performance compared to total expenses; (iii) each Fund’s three-year performance compared to actual management fees; and (iv) each Fund’s three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates. The Boards reviewed and considered the proposed contractual investment advisory fee rates combined with the administration fee rates, payable by the Funds to CMA for investment advisory services (the “Advisory Agreement Rates”). The Boards also reviewed and considered the proposed contractual investment sub-advisory fee rates (the “Sub-Advisory Agreement Rates”) payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Boards reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the “Net Advisory Rates”). The Boards noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to a settlement agreement entered into with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. The Boards also noted reductions in net advisory rates and/or total expenses of certain Funds across the fund complex, including in conjunction with certain Fund mergers. The Boards also recognized the possibility that certain Funds would reach breakpoints sooner because of the new assets obtained as a result of a merger. Additionally, the Boards received and afforded specific attention to information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in their respective Peer Groups.

For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Boards engaged in further analysis with regard to approval of the Funds’ Advisory Agreements. The Boards engaged in further review of the Columbia High Income Master Portfolio because its Net Advisory Rate and performance over some periods were appreciably outside of the median range of its Peer Group. However, the Boards noted other factors such as the positive performance of the Fund relative to its performance Universe in other periods and total expenses that were not appreciably outside the median range of its expense Universe, that outweighed the factors noted above.

The Boards also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the “Consultant”) appointed pursuant to the NYAG Settlement. During the fee review process, the Consultant’s role was to manage the review process to ensure that fees are negotiated in a manner that is at arms’ length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms’ length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant’s report is available at http://www.columbiafunds.com.

The Boards concluded that the factors noted above supported the Advisory Agreement Rates and the Net Advisory Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Boards also reviewed the Sub-Advisory Agreement Rates charged by MacKay Shields, which serves as Sub-Adviser to certain of the Funds. The Boards concluded that the Sub-Advisory Agreement Rates are fair and equitable, based on their consideration of the factors described above.

Profitability. The Boards received and considered a profitability analysis of CMA based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds and other funds in the complex on the one hand and CMA affiliates on the other. The Boards concluded that, in light of the costs of providing investment management and other services, the profits and other ancillary benefits that CMA and its affiliates received from providing these services were not unreasonable.

Economies of Scale. The Boards received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Boards concluded that any potential economies of scale are shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

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The Boards acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale, stemming largely from the Boards’ understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients. The Boards also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to their other clients, including institutional investors. In this regard, the Boards concluded that, where the Advisory Agreement Rates, Sub-Advisory Agreement Rates and Net Advisory Rates were appreciably higher than the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA and the Sub-Adviser. The Boards received and considered information regarding any “fall-out” or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationships with the Funds. Such benefits could include, among others, benefits attributable to CMA’s and the Sub-Adviser’s relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA’s and the Sub-Adviser’s business as a result of their relationships with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Boards considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Boards also reviewed CMA’s and the Sub-Adviser’s methods for allocating portfolio investment opportunities among the Funds and other clients. The Boards concluded that the benefits were not unreasonable.

Other Factors and Broader Review. As discussed above, the Boards review materials received from CMA and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also review and assess the quality of the services the Funds receive throughout the year. In this regard, the Boards review reports of CMA and the Sub-Adviser at each of their quarterly meetings, which include, among other things, Fund performance reports. In addition, the Boards confer with portfolio managers at various times throughout the year.

Conclusion. After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Boards concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements is fair and equitable. Accordingly, the Boards unanimously re-approved the Advisory Agreements.

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Summary of Management Fee Evaluation by Independent Fee Consultant

INDEPENDENT FEE CONSULTANT’S EVALUATION OF THE PROCESS BY WHICH MANAGEMENT FEES ARE NEGOTIATED FOR THE COLUMBIA MUTUAL FUNDS OVERSEEN BY THE COLUMBIA NATIONS BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 18, 2006

I. Overview

Columbia Management Advisors, LLC (“CMA”) and Columbia Funds Distributors, Inc. (“CFD”1) agreed on February 9, 2005 to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Nations Fund (“Fund” and together with all such funds or a group of such funds as the “Funds”) only if the Independent Members of the Fund’s Board of Trustees (such Independent Members of the Fund’s Board together with the other members of the Fund’s Board, referred to as the “Trustees”) appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds’ Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees…to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees…using…an annual independent written evaluation prepared by or under the direction of…the Independent Fee Consultant.”

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

[1]

CMA and CFD are subsidiaries of Columbia Management Group, Inc. (“CMG”), which also is the parent of Columbia Management Services, Inc., the Funds’ transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

[2]

I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship that I may have with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

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5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services. The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contained recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.	Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, fee waivers, expense reimbursements, and CMG’s costs and profitability.

2.	Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG’s fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. (“Lipper”) in performing the Trustees’ screening procedures.

3.	Recommendation: Trustees should consider whether…the fund-by-fund screen…should place comparable emphasis on both basis point and quintile information in their evaluation of the fund. Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.	Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than the fee waiver process to deal with fund underperformance, especially when evaluating premium-priced funds that begin to encounter poor performance.

Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the causes of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.	Recommendation: Trustees should consider asking CMG to exert more effort in matching the 66 Nations Funds to the relevant institutional accounts for fee comparison purposes.

Status: CMG has made the relevant matches between the Funds and institutional accounts in 2006.

6.	Recommendation: Fifty-six percent of funds have yet to reach their first management fee breakpoint. Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

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Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG’s view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG’s analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds’ assets increase.

7.	Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. Principal Finding

A. General

1.	Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.	In my view, the process by which the management fees of the Funds have been negotiated in 2006 has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong. For each of the one-, three-, and five-year performance periods, around half the Funds are ranked in the first and second quintiles and over three-fourths are in the first three quintiles.

4.	Performance rankings of equity funds have been consistently concentrated in the first two quintiles for the three performance periods. Equity fund performance improved slightly in 2006 for the one- and three-year performance periods over that in 2005.

5.	Rankings of fixed-income funds and money market funds have been relatively evenly distributed across performance quintiles. The one-year performance of fixed-income funds slipped slightly in 2006, while that of money market funds worsened for all periods.

6.	The Funds’ performance adjusted for risk shows slightly less strength as compared to performance that has not been adjusted for risk. Nonetheless, risk-adjusted performance is relatively strong.

7.	The construction of the performance universe that is used to rank a Fund’s performance relative to comparable funds may bias the Fund’s ranking upward within the universe. The bias occurs because the universe includes all share classes of multi-class funds and because either the no-load or A share class of the Fund is ranked. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and, given all else, would outperform many of the B and C share classes in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance of the Funds for the one-year performance period. With the adjustment, the rankings for this period are more evenly distributed.

C. Management Fees Charged by Other Mutual Fund Companies

8.	Total expenses of the Funds are generally low relative to those of comparable funds. Two-thirds of the Funds are in the first two quintiles, and nearly 86 percent are in the first three quintiles. Actual management fees are much less concentrated in the low-fee quintiles and contractual management fees are considerably less so. Rankings of fixed-income funds are more highly concentrated in the low-fee quintiles than are those of equity and money market funds.

9.	The relationship between the distribution of the rankings for the three fee and expense measures partly reflects the use of waivers and reimbursements that lower actual management fees and total expenses. In addition, non-management expenses of the Funds are relatively low.

10.	The rankings of equity and fixed-income funds by actual management fees and total expenses were largely the same in 2005 and 2006 while those for money market funds

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shifted toward higher relative fees. Many individual funds changed rankings between 2005 and 2006. These changes may have partly reflected the sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years. In addition, the ranking changes may have reflected the use of fee waivers and expense reimbursements by CMG and other fund companies, as well as the consolidation of transfer agency functions by CMG.

11.	Funds with the highest relative fees and expenses are subadvised. These funds account for 75 percent of the fourth and fifth quintile rankings for the three fee and expense measures combined. Fourteen of the 15 subadvised funds are in bottom two quintiles for contractual management fees, twelve are in the bottom two quintiles for actual management fees, and seven are in the bottom two quintiles for total expenses.

12.	Most of the subadvised Funds have management fees that are 15 to 20 basis points higher than those of their nonsubadvised Columbia counterparts. CMG has indicated that the premium in the management fee reflects the superior performance record of the subadvisory firms. The three- and five-year performance rankings of the subadvised funds are, in fact, relatively strong.

13.	The actual management fee for Columbia Cash Reserves is high within its expense peer group. The money market fund is the second largest in its peer group, and its assets significantly exceed the assets of the ten smaller funds. Six of the smaller funds have actual management fees that are lower than Columbia Cash Reserves’ fee, and the average management fee of the ten smaller funds is 9 percent lower than that of Columbia Cash Reserves.

D. Review Funds

14.	CMG has identified 22 Funds for review based upon their relative performance or expenses. Thirteen of the review funds are subadvised funds, and 18 were subject to review in 2004 or 2005.

E. Possible Economies of Scale

15.	CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economy of scale as arising at the complex level and regards estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale.

16.	The memo describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. Although of significant benefit to shareholders, these measures have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

17.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds’ management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds’ management fees and institutional fees are consistent with those seen generally in the marketplace. Nonetheless, the difference between mutual fund management fees and institutional advisory fees appears to be large for several investment strategies.

G. Revenues, Expenses, and Profits

18.	The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

19.	Profitability generally increases with asset size. Small funds are typically unprofitable.

IV. Recommendations

A. Performance

1.	Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has

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begun to prepare reports for the Trustees with risk adjustments that could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.	Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Fees and Expenses

3.	Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to Marsico Capital Management (“MCM”) in as much as CMA is MCM’s largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM’s other large clients.

C. Economies of Scale

4.	Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of scale economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

5.	If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market funds and the Retirement Portfolios.

D. Institutional Fees

6.	Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

E. Profitability

7.	Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

8.	Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

9.	Trustees may wish to consider the treatment of the revenue sharing with the Private Bank division of Bank of America in their review of CMG’s profitability.

Respectfully submitted,

John D. Rea

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Appendix

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.	Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.	CMG’s expenses and profitability obtained directly from CMG;

3.	Information on CMG’s organizational structure;

4.	Profitability of publicly traded asset managers from Lipper;

5.	Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.	Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.	Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.	Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.	Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting (“NERA”) to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

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Columbia Funds

Growth Funds

Columbia Acorn Fund

Columbia Acorn Select

Columbia Acorn USA

Columbia Large Cap Growth Fund

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Core Funds	Columbia Common Stock Fund Columbia Large Cap Core Fund Columbia Small Cap Core Fund
Value Funds

Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia Strategic Investor Fund

Asset Allocation/Hybrid Funds

Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Liberty Fund

Columbia LifeGoalTM Balanced Growth Portfolio

Columbia LifeGoalTM Growth Portfolio

Columbia LifeGoalTM Income Portfolio

Columbia LifeGoalTM Income and Growth Portfolio

Columbia Masters Global Equity Portfolio

Columbia Masters Heritage Portfolio

Columbia Masters International Equity Portfolio

Columbia Thermostat Fund

Index Funds	Columbia Large Cap Enhanced Core Fund Columbia Large Cap Index Fund Columbia Mid Cap Index Fund Columbia Small Cap Index Fund
Specialty Funds	Columbia Convertible Securities Fund Columbia Real Estate Equity Fund Columbia Technology Fund
Global/International Funds

Columbia Acorn International

Columbia Acorn International Select

Columbia Global Value Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Columbia World Equity Fund

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Taxable Bond Funds

Columbia Conservative High Yield Fund

Columbia Core Bond Fund

Columbia Federal Securities Fund

Columbia High Income Fund

Columbia High Yield Opportunity Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Short Term Bond Fund

Columbia Strategic Income Fund

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

Tax-Exempt Bond Funds

Columbia California Tax-Exempt Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Municipal Income Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Tax-Exempt Fund

Columbia Virginia Intermediate Municipal Bond Fund

Money Market Funds

Columbia California Tax-Exempt Reserves

Columbia Cash Reserves

Columbia Connecticut Municipal Reserves

Columbia Government Plus Reserves

Columbia Government Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Prime Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

116

Important Information About This Report

Government & Corporate Bond Funds

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds’ website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risk, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

117

Government & Corporate Bond Funds

Annual Report – March 31, 2007

SHC-42/129814-0307 (05/07) 07/38876

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Carmichael qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR and is “independent” (as defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the six series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2007 and March 31, 2006 are approximately as follows:

2007	2006
$162,400	$153,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2007 and March 31, 2006 are approximately as follows:

2007	2006
$25,400	$73,500

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2007 and 2006, Audit-Related Fees include agreed-upon procedures performed for semi-annual shareholder reports.  Fiscal year 2006 also includes Audit-Related Fees for agreed-upon procedures related to fund accounting and custody conversions.

During the fiscal years ended March 31, 2007 and March 31, 2006, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2007 and March 31, 2006 are approximately as follows:

2007	2006
$57,400	$85,100

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning

During the fiscal years ended March 31, 2007 and March 31, 2006, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2007 and March 31, 2006 are approximately as follows:

2007	2006
$2,700	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. In fiscal year 2007, All Other Fees consist of fees billed for agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2007 and March 31, 2006 are approximately as follows:

2007	2006
$849,100	$361,600

In both fiscal years 2007 and 2006, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended March 31, 2007 and March 31, 2006 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2007 and March 31, 2006 are approximately as follows:

2007	2006
$934,600	$520,200

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Master Investment Trust, LLC

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	May 25, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	May 25, 2007

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	May 25, 2007